As filed with the Securities and Exchange Commission on April 29, 2011
Commission File Nos.  333-118131
811-09933

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 12	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 38	[X]

JACKSON NATIONAL SEPARATE ACCOUNT IV
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Thomas J. Meyer, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Associate General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 29, 2011 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Variable Life Insurance contracts

SEC 2125 (7-09)

ULTIMATE INVESTOR® VUL

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE
issued by
JACKSON NATIONAL LIFE INSURANCE COMPANY®
through
JACKSON NATIONAL SEPARATE ACCOUNT IV
1 Corporate Way
Lansing, Michigan 48951

Jackson® Service Center	IMG Service Center
P.O. Box 30502	P.O. Box 30386
Lansing, Michigan 48909-8002	Lansing, Michigan 48909-7886
1-800-766-4683	1-800-777-7779

Jackson National Life Insurance Company (Jackson®) is offering the individual flexible premium adjustable variable life insurance policy described in this prospectus.  The policy provides insurance coverage on the life of one Insured.  Please read this prospectus carefully before investing and keep it for future reference.  Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Accumulated Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Accumulated Value.  The portion of your Accumulated Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium.  You bear the entire investment risk on amounts allocated to the Investment Divisions.  The investment policies and risks of each Underlying Mutual Fund are described in the accompanying prospectuses for the JNL® Series Trust and JNL Variable Fund LLC and its Underlying Mutual Funds.  The Accumulated Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Not all terms, conditions, benefits, programs, features, and investment options may be available or approved in every state.  Please understand that the policy terms will govern the way the policy works and all rights and obligations.

Individual flexible premium adjustable variable life insurance policies involve risks, including possible loss of principal.  They are not deposits of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or to purchase additional variable life insurance if you already own a variable life insurance policy.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.  Jackson does not authorize any information or representations regarding the offering described in this prospectus other than as based in this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Date Of This Prospectus Is May 1, 2011

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TABLE OF CONTENTS

FEE TABLE	1
Transaction Fees	1
Periodic Charges	2
Optional Rider Charges	3
Charges Assessed Against the Underlying Mutual Funds	4
Individual Underlying Mutual Fund Company Annual Expenses	7
SUMMARY	10
Description of the Policy and Policy Benefits	10
Risks of the Policy	12
The Underlying Mutual Funds and Associated Risks	14
PURCHASE AND ALLOCATION	14
Purchasing a Policy	14
Premiums and Premium Limits	15
Planned Premium	15
Allocation of Premium	15
Accumulated Value	16
Accumulation Unit Value	16
Transfer of Accumulated Value	16
Restrictions on Transfers	17
Transfers Authorized by Telephone or the Internet	18
Dollar Cost Averaging	18
Rebalancing	18
THE SEPARATE ACCOUNT	19
The Underlying Mutual Funds	19
Voting Privileges	30
Additions, Deletions, and Substitutions of Securities	31
THE FIXED ACCOUNT	31
POLICY BENEFITS AND RIGHTS	32
Death Benefit	32
Death Benefit Options	32
Minimum Death Benefit	33
Changes in Death Benefit Option	33
Changes in Specified Death Benefit	34
Optional Insurance Benefits	34
Policy Loans	37
Surrenders	38
Partial Surrenders	38
Status of Policy at Attained Age 121	40
Termination and Grace Period	40
Reinstatement	40
Right to Examine the Policy	41
Postponement of Payment	41
CHARGES AND DEDUCTIONS	41
Premium Charges	41
Asset Based Risk Charge	42
Monthly Deduction	42
Cost of Insurance Charge	42
Monthly Policy Fee	43
Monthly Administrative Charge	43
Transfer Charge	43
Illustration Charge	43
Re-Underwriting Charge	44
Rider Charges	44
Additional Policy Charges	44
Underlying Mutual Fund Expenses	44
Special Provisions for Group or Sponsored Arrangements	44
Purpose and Amount of Charges	44
GENERAL POLICY PROVISIONS	44
Statements to Owners	44
Limit on Right to Contest	44
Suicide	45
Misstatement as to Age and Sex	45
Beneficiary	45
Assignment	45
Creditors' Claims	45
Dividends	45
Notice and Elections	45
Modification	45
Conversion	45
FEDERAL TAX CONSIDERATIONS	45
Taxation of Jackson and the Separate Account	46
Jackson Taxation	46
Tax Status of the Policy	46
Diversification Requirements	46
Owner Control	47
Tax Treatment of Life Insurance Death Benefit Proceeds	47
Tax Deferral During Accumulation Period	47
Distributions	47
Policies Which Are MECs	47
Policies Which Are Not MECs	48
Treatment Beyond Attained Age 121	48
Actions to Ensure Compliance with the Tax Law	49
Federal Income Tax Withholding	49
Tax Advice	49
DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT	49
Jackson National Life Insurance Company	49
The Separate Account	49
Safekeeping of the Separate Account's Assets	49
State Regulation of Jackson	49
DISTRIBUTION OF POLICIES	49
LEGAL PROCEEDINGS	51
FINANCIAL STATEMENTS	51
PRIVACY POLICY	51
GLOSSARY OF TERMS	53
APPENDIX A	55
APPENDIX B	56
APPENDIX C	58
WHERE YOU CAN FIND MORE INFORMATION	64

 Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 53 of this prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  The first table (and footnotes) describes the fees and expenses that you pay at the time that you buy or surrender the policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted 1
Cumulative Premiums
Sales Charge	When premium is allocated	4.5% on $100,000 or less 3.5% on $100,001 - $250,000 2.5% on $250,001 - $500,000 2% on $500,001 or more of each premium in all years 1-10 2
Premium Tax Charge	When premium is allocated	2.5% of each premium 3
Federal (DAC) Tax Charge	When premium is allocated	1.5% of each premium 4
Transfer Charge 5	Each transfer in excess of 15 in any Policy Year	$25 per transfer
Illustration Charge 6	Each in-force illustration in excess of one in any Policy Year	$25 per illustration
Re-Underwriting Fee	If a transaction under your policy requires underwriting approval after the Commencement Date	$25 per transaction
Partial Surrender Fee	When you make a partial surrender	$25 per partial surrender
Expedited Delivery Charge 7	When you request expedited delivery of surrender, partial surrender or loan proceeds	$20 for wire transfers $10 for overnight delivery $22.50 for Saturday delivery

1	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 41 for more information about these charges and our current charges.
2
After your tenth Policy Year, there is no sales charge.  In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year – up to 3% on your aggregate premium payments; and during the second Policy Year – up to 2.5% on your aggregate premium payments.  There is no return of sales charge in subsequent Policy Years.

3	For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.
4	Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.
5	There are no transfer charges on dollar cost averaging and automatic asset rebalancing.
6	This charge is not deducted from your Accumulated Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.
7
This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds.  We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

The second table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the Underlying Mutual Fund fees and expenses.

PERIODIC CHARGES

Charge	When Charge is Deducted	Amount Deducted 8
Cost of Insurance Charge (per $1,000 Net Amount at Risk) 9	Monthly
Maximum and Minimum COI Charge:		Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
COI Charge for a 45-year-old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)
Policy Fee	Monthly	$10 per month during Policy Years 1-10 and $8 per month thereafter
Administrative Charge 10	Monthly
Maximum: $0.30
Minimum: $0.05
per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) for 15 years from the date of issue or increase, as applicable
$0.01 per month per $1,000 of Specified Death Benefit thereafter

Administrative Charge for a 45 year old		$0.05 per month per $1,000 during Policy Years 1-15, and $0.01 per month per $1,000 thereafter
Asset Based Risk Charge 11	Daily	1.00% (on an annual basis) in all Years
Policy Loan Interest Rate 12	Annually (accrues daily)	4%
Tax Charge 13	Daily	Currently: None

8	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 41 for more information about these charges and our current charges.
9
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  A flat extra charge may apply, which would cover any additional risk with your policy.  We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy.  Our current cost of insurance charge also varies depending on the Specified Death Benefit of the Policy.  For more information about the calculation of the cost of insurance charges, see “Cost of Insurance Charge” on page 42 .

See “Cost of Insurance Charge” on page 42 for a description of how the Net Amount at Risk is determined.

The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

10	The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

Issue Age	$ Per $1,000	Issue Age	$ Per $1,000
0-49	0.050	80-85	0.200
50-54	0.055	86	0.220
55-59	0.060	87	0.240
60-64	0.070	88	0.260
65-69	0.085	89	0.280
70-74	0.095	90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date.  The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

11
This is the maximum guaranteed Asset Based Risk Charge.  The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.85% per annum through your tenth Policy Year; and 0.05% per annum thereafter through your 20th Policy Year.  There is no Asset –Based Risk Charge in subsequent Policy years.  For information regarding our current charges, see “Asset Based Risk Charge” on page 42 .  Policies applied for before October 6, 2008 referred to this charge as the mortality and expense risk charge.

12
A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%.  (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

13
We currently do not deduct a separate charge against the Separate Account for income taxes.  In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

Currently, we are offering the following optional riders.  The charges for the rider you select are deducted monthly from your Accumulated Value as part of the Monthly Deduction.  You may not be eligible for all optional Riders shown below.  The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 34 .

OPTIONAL RIDER CHARGES

Optional Benefit	When Charge is Deducted	Amount Deducted 14

Terminal Illness Benefit Rider 15	No Charge	None

Guaranteed Death Benefit (GDB) Rider 15	No Charge	None

Overloan Protection Benefit Rider 15	No Charge	None

Waiver of Monthly Deductions	Monthly	Maximum: $36.00 per $100 of Monthly Deduction Minimum: $3.00 per $100 of Monthly Deduction

Waiver of Specified Premium	Monthly	Maximum: $0.11 per $1 of Monthly Specified Premium Minimum: $0.03 per $1 of Monthly Specified Premium

Other Insured Term Insurance Rider (per $1,000 of Rider Coverage) 16 Maximum and Minimum COI Charge	Monthly	Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
COI Charge for a 45 year old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Monthly Administrative Charge	Monthly	$0.07 per $1,000 of Death Benefit (charged only in year 1)
Protector Term Insurance Rider (No longer offered as of November 3, 2008) Maximum and Maximum Cost of Insurance Charge (per $1,000 of Rider Coverage) 16	Monthly	Maximum: $71.86 per $1,000 Minimum: $0.04 per $1,000
Cost of Insurance Charge for a 45 year old Male Preferred Nonsmoker (30 year term)16		$0.31 per $1,000

Child Insurance Rider	Monthly	$2.08 per $5,000 of coverage ($25 on an annual basis)

14	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 41 for more information about these charges and our current charges.
15	There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application (in states where available).
16
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in the your policy.  Our current cost of insurance charge also varies depending on the rider death benefit.  The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

The following table describes Underlying Mutual Fund fees and expenses that you will pay periodically during the time that you own the policy.  The table shows the minimum and maximum fees and expenses charged by any of the Underlying Mutual Funds.  More detail concerning each Underlying Mutual Fund's fees and expenses is contained in the prospectus for each Underlying Mutual Fund.

CHARGES ASSESSED
AGAINST THE UNDERLYING MUTUAL FUNDS

	Maximum	Minimum
Total Annual Underlying Mutual Fund Operating Expenses 17 (expenses that are deducted from Underlying Mutual Fund assets, including management and administrative fees, 12b-1 service fees and other expenses)	2.25%	0.37%

17
The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2010 for the Underlying Mutual Funds in which the Separate Account invests.

The Underlying Mutual Funds' expenses are assessed at the Underlying Mutual Fund level and are not direct charges against the Investment Division or the Accumulated Value.  These expenses are taken into account in computing each Underlying Mutual Fund's per share net asset value, which in turn is used to compute the corresponding Investment Division's Accumulated Value.

Each Investment Division purchases shares of the corresponding Underlying Mutual Fund at net asset value.  The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Underlying Mutual Fund.  The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year.  Each Investment Division invests in Class B shares of the Underlying Mutual Fund.  For each Investment Division, the fees and expenses of the Underlying Mutual Fund shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

The figures in the following table show expense ratios for the individual Underlying Mutual Funds for the year ended December 31, 2010 , except where otherwise noted.

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Underlying Mutual Fund Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Underlying Mutual Fund Expenses
JNL/American Funds ® Blue Chip Income and Growth	1.27% D	0.00%	0.02% D	0.00%	1.29% D	0.45% E	0.84% D,E
JNL/American Funds Global Bond	1.39% D	0.00%	0.03% D	0.00%	1.42% D	0.55% E	0.87% D,E
JNL/American Funds Global Small Capitalization	1.61% D	0.00%	0.04% D	0.00%	1.65% D	0.60% E	1.05% D,E
JNL/American Funds Growth-Income	1.12% D	0.00%	0.02% D	0.00%	1.14% D	0.40% E	0.74% D,E
JNL/American Funds International	1.49% D	0.00%	0.04% D	0.00%	1.53% D	0.55% E	0.98% D,E
JNL/American Funds New World	1.94% D	0.00%	0.06% D	0.00%	2.00% D	0.80% E	1.20% D,E
JNL/BlackRock Global Allocation H	1.40% G	0.00%	0.13% G	0.02% G	1.55% G	0.66% E	0.89% G,E
JNL/WMC Money Market	0.37%	0.00%	0.00%	0.00%	0.37%	0.10%	0.27%

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12 b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses
JNL/BlackRock Commodity Securities	0.79%	0.00%	0.01%	0.01%	0.81%
JNL/Capital Guardian Global Balanced	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Capital Guardian Global Diversified Research	0.87%	0.00%	0.01%	0.01%	0.89%
JNL/Capital Guardian U.S. Growth Equity	0.75%	0.00%	0.00%	0.01%	0.76%
JNL/Eagle Core Equity	0.73%	0.00%	0.00%	0.02%	0.75%
JNL/Eagle SmallCap Equity	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/Franklin Templeton Global Growth	0.87%	0.00%	0.01%	0.01%	0.89%
JNL/Franklin Templeton Income	0.76%	0.00%	0.00%	0.01%	0.77%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.00%	0.00%	0.02%	1.12%
JNL/Franklin Templeton Mutual Shares	0.85%	0.00%	0.01% F	0.02%	0.88%
JNL/Franklin Templeton Small Cap Value	0.94%	0.00%	0.00%	0.02%	0.96%
JNL/Goldman Sachs Core Plus Bond	0.68%	0.00%	0.00%	0.04%	0.72%
JNL/Goldman Sachs Emerging Markets Debt	0.87%	0.00%	0.01%	0.03%	0.91%
JNL/Goldman Sachs Mid Cap Value	0.81%	0.00%	0.01%	0.01%	0.83%
JNL/Goldman Sachs U.S. Equity Flex	0.95%	0.00%	0.73% F	0.01%	1.69%
JNL/Invesco Global Real Estate	0.86%	0.00%	0.00%	0.00%	0.86%
JNL/Invesco International Growth	0.81%	0.00%	0.01%	0.01%	0.83%
JNL/Invesco Large Cap Growth	0.76%	0.00%	0.00%	0.01%	0.77%
JNL/Invesco Small Cap Growth	0.95%	0.00%	0.00%	0.01%	0.96%
JNL/Ivy Asset Strategy	1.04%	0.00%	0.01%	0.02%	1.07%
JNL/JPMorgan International Value	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/JPMorgan MidCap Growth	0.80%	0.00%	0.01%	0.00%	0.81%
JNL/JPMorgan U.S. Government & Quality Bond	0.51%	0.00%	0.00%	0.01%	0.52%
JNL/Lazard Emerging Markets	1.02%	0.00%	0.01%	0.01%	1.04%
JNL/Lazard Mid Cap Equity	0.81%	0.00%	0.01%	0.01%	0.83%
JNL/M&G Global Basics	1.00%	0.00%	0.02%	0.01%	1.03%
JNL/M&G Global Leaders	1.00%	0.00%	0.04%	0.00%	1.04%
JNL/Mellon Capital Management European 30	0.57%	0.00%	0.01%	0.00%	0.58%
JNL/Mellon Capital Management Pacific Rim 30	0.57%	0.00%	0.01%	0.00%	0.58%
JNL/Mellon Capital Management S&P 500 Index	0.36%	0.00%	0.01%	0.00%	0.37%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.39%	0.00%	0.01%	0.00%	0.40%
JNL/Mellon Capital Management Small Cap Index	0.38%	0.00%	0.02%	0.01%	0.41%
JNL/Mellon Capital Management International Index	0.43%	0.00%	0.04%	0.00%	0.47%
JNL/Mellon Capital Management Bond Index	0.37%	0.00%	0.00%	0.01%	0.38%
JNL/Mellon Capital Management Global Alpha	1.15%	0.00%	0.01%	0.01%	1.17%
JNL/Oppenheimer Global Growth	0.84%	0.00%	0.02%	0.00%	0.86%
JNL/PAM Asia ex-Japan	1.05%	0.00%	0.06%	0.00%	1.11%
JNL/PAM China-India	1.10%	0.00%	0.03%	0.01%	1.14%
JNL/PIMCO Real Return	0.59%	0.00%	0.03%	0.00%	0.62%
JNL/PIMCO Total Return Bond	0.60%	0.00%	0.01%	0.00%	0.61%
JNL/PPM America High Yield Bond	0.55%	0.00%	0.01%	0.02%	0.58%
JNL/PPM America Mid Cap Value	0.85%	0.00%	0.01%	0.00%	0.86%
JNL/PPM America Small Cap Value	0.85%	0.00%	0.01%	0.00%	0.86%
JNL/PPM America Value Equity	0.65%	0.00%	0.01%	0.00%	0.66%
JNL/Red Rocks Listed Private Equity	0.98%	0.00%	0.00%	1.27%	2.25%
JNL/T. Rowe Price Established Growth	0.68%	0.00%	0.00%	0.00%	0.68%
JNL/T. Rowe Price Mid-Cap Growth	0.81%	0.00%	0.00%	0.00%	0.81%
JNL/T. Rowe Price Short-Term Bond	0.52%	0.00%	0.00%	0.05%	0.57%
JNL/T. Rowe Price Value	0.74%	0.00%	0.00%	0.00%	0.74%
JNL/WMC Balanced	0.55%	0.00%	0.01%	0.02%	0.58%
JNL/WMC Value	0.59%	0.00%	0.01%	0.00%	0.60%
JNL/S&P Competitive Advantage	0.50%	0.00%	0.01%	0.00%	0.51%
JNL/S&P Dividend Income & Growth	0.50%	0.00%	0.00%	0.00%	0.50%
JNL/S&P Intrinsic Value	0.50%	0.00%	0.01%	0.00%	0.51%
JNL/S&P Total Yield	0.50%	0.00%	0.01%	0.00%	0.51%
JNL/Mellon Capital Management Nasdaq ® 25	0.46%	0.00%	0.04%	0.00%	0.50%
JNL/Mellon Capital Management Value Line ® 30	0.44%	0.00%	0.10%	0.00%	0.54%
JNL/Mellon Capital Management Dow SM Dividend	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management S&P ® 24	0.45%	0.00%	0.01%	0.00%	0.46%
JNL/Mellon Capital Management 25	0.44%	0.00%	0.01%	0.00%	0.45%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.00%	0.00%	0.00%	0.45%
JNL/Mellon Capital Management JNL 5	0.42%	0.00%	0.02%	0.00%	0.44%
JNL/Mellon Capital Management VIP	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.00%	0.04%	0.00%	0.48%
JNL/Mellon Capital Management S&P ® SMid 60	0.45%	0.00%	0.01%	0.00%	0.46%
JNL/Mellon Capital Management NYSE ® International 25	0.53%	0.00%	0.04%	0.00%	0.57%
JNL/Mellon Capital Management Communications Sector	0.49%	0.00%	0.03%	0.00%	0.52%
JNL/Mellon Capital Management Consumer Brands Sector	0.49%	0.00%	0.02%	0.00%	0.51%
JNL/Mellon Capital Management Financial Sector	0.46%	0.00%	0.03%	0.00%	0.49%
JNL/Mellon Capital Management Healthcare Sector	0.46%	0.00%	0.03%	0.00%	0.49%
JNL/Mellon Capital Management Oil & Gas Sector	0.44%	0.00%	0.03%	0.00%	0.47%
JNL/Mellon Capital Management Technology Sector	0.45%	0.00%	0.03%	0.00%	0.48%

A
Certain Funds pay Jackson National Asset Management, LLC, the Investment Adviser and Administrator, an administrative fee for certain services provided to each Fund.

The JNL/American Funds ® Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund,  JNL/BlackRock Commodity Securities Fund, JNL/BlackRock Global Allocation Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia Ex-Japan Fund, JNL/Red Rocks Listed Private Equity Fund, and all of the JNL/Mellon Capital Management Funds, except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund,  JNL/Mellon Capital Management NYSE ® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund, each pay an administrative fee of 0.15%.

The JNL/Mellon Capital Management NYSE International 25 Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, and JNL/PAM China-India Fund each pay an administrative fee of 0.20%.

All other Funds each pay an administrative fee of 0.10%.

The Management and Admin Fee and the Total Annual Underlying Mutual Fund Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B
Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, fees and expenses of the disinterested Trustees/Managers, independent legal counsel to the disinterested Trustees/Managers fees, and other operating expenses not otherwise covered by the administrative fee.

C
Acquired fund fees and expenses represent each Fund’s pro rata share of fees and expenses of investing in securities deemed “investment companies”, including money market funds used for purposes of investing available cash balances.

D
Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.42%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.44%.

JNL/American Funds Global Bond Fund: Management Fee: 0.54%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.57%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.71%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.75%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.53%.

JNL/American Funds New World Fund: Management Fee: 0.74%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.80%.

E
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services.  This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.  This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

F
Amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the security sold short.  In addition, the Fund incurs fees in connection with the borrowing of securities related to short sale transactions.  For the period ended December 31, 2010, the total cost of short sales transactions to the JNL/Goldman Sachs U.S. Equity Flex Fund was 0.72%

G H
Fees and expenses at the Master Fund level for Class I shares of the Fund are as follows:  Management Fee: 0.35%; Other Expenses: 0.13%; Acquired Fund Fees and Expenses:  0.02%; Total Annual Portfolio Operating Expenses: 0.50%.

The Investment Division that invests in the JNL/BlackRock Global Allocation Fund currently is not accepting any additional allocations or transfers.  Please see “The Separate Account” on Page 19 for more information.

Summary

Description of the Policy and Policy Benefits

1.   What is an Individual Flexible Premium Adjustable Variable Life Insurance Policy?

Your policy is designed to be flexible to meet your specific life insurance needs.  Your policy has a Death Benefit, Accumulated Value and other features of life insurance providing fixed benefits.  Your policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much premium you want to pay.  Your policy is a “variable” policy because the Accumulated Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums.  The policy provides you with an opportunity to take advantage of any increase in your Accumulated Value but you also bear the risk of any decrease.

2.   What are the Premiums for this Policy?

You have considerable flexibility as to the timing and amount of your premiums.  You must pay an initial premium to place the policy in force.  Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions.  See “Purchase and Allocation” on page 14 for further details.  However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see “Can my Policy Lapse?” on page 12.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us.  In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the “Code”), unless you also request an increase in the Specified Death Benefit that we approve.  We also will not accept any premium that would cause your policy to be deemed a “modified endowment contract” under the Code, without your written consent or acknowledgement.

3.   What is the Guaranteed Death Benefit (GDB) Rider?

The GDB Rider helps to keep your policy in force for the duration of the rider, if you meet its premium requirement, notwithstanding the Accumulated Value.  The premium requirement is met if, on each Monthly Anniversary, the total premiums paid, less Debt and less partial surrenders, are equal to or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 121, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premiums received plus the amount of the loan.  The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65.  This rider is available only with Death Benefit Options A and B.  For more information about this rider, see “Guaranteed Death Benefit (GDB) Rider” on page 36 .

4.  How is my Accumulated Value Determined?

Your Accumulated Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account.  Your Accumulated Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed.  We have summarized the charges imposed under the policy in “Fee Table” and described them in more detail in “Charges and Deductions” on page 41 .  We do not guarantee a minimum Accumulated Value on amounts allocated to the Separate Account.  For more information about your Accumulated Value, see “Accumulated Value” on page 16.

5.   How are my Premiums Allocated?

Before your premiums are allocated to the Accumulated Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively “Premium Charges”).  For more detail, see the Fee Table on page 1 and “Charges and Deductions” on page 41 .  The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis.  You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date.  See “Right to Examine the Policy” on page 41 for more information about the Right to Examine Period.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions.  We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center.  However, we reserve the right to delay the allocation of any Net Premium that requires underwriting.  We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us.  See “Allocation of Premium” on page 15 for more information about how your premiums are allocated.

6.   May I Transfer Accumulated Value Among the Investment Divisions and the Fixed Account?

You may transfer Accumulated Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions.  Regarding the transfer restrictions, see “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 16.

In addition, you may use our automatic dollar cost averaging and rebalancing programs.  For additional information, please see “Dollar Cost Averaging” on page 18 and “Rebalancing” on page 18.

7.   What are the Death Benefit Options?

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured.  The policy provides for three Death Benefit options.  Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit.  Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Accumulated Value, and the Minimum Death Benefit.  Under Option C, the Death Benefit equals the greater of (a) the Specified Death Benefit plus the greater of (i) the cumulative amount of all premiums paid minus total partial surrenders and (ii) zero and (b) the Minimum Death Benefit.

Policies applied for from October 6, 2008 through November 2, 2008 may have elected an optional Protector Term Insurance Rider that provides additional coverage on the policy’s Insured.  The costs and terms of the coverage under this rider are significantly different than the coverage that is provided under the base policy.  If your policy has such a rider, please refer to “Protector Term Insurance Rider” on page 36 for further information.

You must choose one of the Death Benefit options when you apply for a policy.  You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions.  We reserve the right to limit or refuse changes to the Death Benefit options.  For additional information, please see “Death Benefit Options” on page 32 .

8.   How is the Death Benefit Paid?

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary.  The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges).  We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death.  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Until due proof of death is received, any amount in the Separate Account will be subject to investment risk.  For additional information, please see “Death Benefit” on page 32 .

9.   Can I Increase or Decrease my Policy's Specified Death Benefit?

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit.  Your Specified Death Benefit can remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations.  After your first Policy Year, you may request to change your Specified Death Benefit.  You are permitted only one change per Policy Year.  Your written request must be for at least $10,000.  If you request an increase, you must provide evidence of insurability satisfactory to us.  An increase in the Specified Death Benefit increases the charges deducted from your Accumulated Value.  You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  The minimum is $100,000 for all policies.  We reserve the right to limit or refuse changes in the Specified Death Benefit.  For more detail, including the conditions and limitations, see “Changes in Specified Death Benefit” on page 34 .  In addition, modifying your policy's Specified Death Benefit might have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 45 .

10.   Do I have Access to the Value of my Policy?

Yes.  You may surrender your policy at any time for the Cash Surrender Value.  If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans, if that amount is greater than the Cash Surrender Value.

We also currently permit you to take up to twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland), after the first Policy Year.  The total partial surrender amount deducted from your Accumulated Value will consist of the amount payable to you, a flat fee not to exceed $25 and taxes.  The total partial surrender amount must be at least $500.  Other restrictions may apply.  For more information, see “What are the Limitations on Partial Surrender?” on page 13 and “Partial Surrenders” on page 38 .  A full or partial surrender may have tax consequences.  For more information, see “Federal Tax Considerations” beginning on page 45 .

11.   May I Take out a Policy Loan?

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations.  To secure a loan's repayment, we automatically transfer a corresponding amount of Accumulated Value to the Loan Account.  Day 1 Loans are also available.  For more information, see “Policy Loans” on page 37 .  Policy loans may have tax consequences if your policy is deemed to be a “modified endowment contract” for federal income tax purposes.  For more information, see “Policies Which Are MECs” on page 47 .

12.   Can I Cancel my Policy?

In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  For more information, see “Right to Examine the Policy,” on page 41 .  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.

Risks of the Policy

1.   Is my Accumulated Value Guaranteed?

Your Accumulated Value is not guaranteed.  (However, the payment of the Death Benefit may be guaranteed under the GDB Rider, assuming that you meet certain conditions.)  The value of your policy fluctuates with the performance of the allocation options you choose.  Your allocation options may not perform to your expectations.  Your Accumulated Values in the Investment Divisions may rise or fall depending on the performance of the Underlying Mutual Funds in which the Investment Divisions invest and the charges under your policy.  For more detail, please see “The Underlying Mutual Funds and Associated Risks” on page 14 and “The Separate Account” on page 19.  In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   Is this Policy Suitable for Short-Term Savings?

The policy is designed for long term financial planning.  Accordingly, you should not purchase the policy if you may need to access the Accumulated Value within a short time.  Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   Can my Policy Lapse?

Your policy could lapse and terminate without value if the Net Accumulated Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect.  If your Accumulated Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating.  We will notify you in writing.  See “Termination and Grace Period” on page 40 .  If you have any outstanding Debt when your policy lapses, you may have taxable income as a result.  See “Federal Tax Considerations” on page 45 .  Poor investment performance may cause your policy to lapse.  Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Accumulated Value.

4.   Are There Risks Involved with Specialized Uses of the Policy?

Because the policy provides for an accumulation of Accumulated Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes.  Purchasing the policy in part for such purposes may involve certain risks.  For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Accumulated Value to fund the purpose for which you purchased the policy.  Partial surrenders and policy loans may significantly affect current and future Accumulated Values, the Net Accumulated Value or Death Benefit Proceeds.  The policy is designed to provide benefits on a long-term basis.  Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.  In addition, using a policy for a specialized purpose may have tax consequences.  See “Federal Tax Considerations” on page 45 .

5.   What are the Limitations on Partial Surrender?

You may not take a partial surrender in the first Policy Year.  After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland).  We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year.  The minimum total partial surrender amount is $500, including a  partial surrender fee not to exceed $25 and any applicable taxes.  A partial surrender will reduce your Net Accumulated Value and may reduce your Specified Death Benefit.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  If your partial surrender request would reduce your Net Accumulated Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage.  Please note that partial surrenders reduce your policy's Death Benefit.  See “Partial Surrenders” on page 38 .  In addition, partial surrenders may have tax consequences.  See “Federal Tax Considerations” on page 45 .

6.   What are the Limitations on Transfer?

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs.  We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.  See “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 16.

7.   What are the Limitations or Charges on Surrender of the Policy?

You may surrender your policy at any time without charge, subject to any outstanding Debt.  Surrendering your policy may have tax consequences.  See “Federal Tax Considerations” on page 45 .

8.   What are the Risks of Taking a Policy Loan?

Taking a loan from your policy may increase the risk that your policy will lapse.  The loan will have a permanent effect on your Accumulated Value and will reduce the Death Benefit Proceeds.  In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences.  See “Policies Which Are MECs” on page 47 .

9.   What are the Tax Consequences of Buying this Policy?

Your policy is structured to meet the definition of a life insurance contract under the Code.  We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.  We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy.  In addition, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.  The benefits under a policy may also be subject to taxes other than income taxes, including estate taxes.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a “modified endowment contract.”  Depending on the amount and timing of your premiums, your policy may meet that definition.  Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  Partial surrenders and policy loans, however, are treated differently.  For more information on the tax treatment of the policy, see “Federal Tax Considerations” on page 45 .

The Underlying Mutual Funds and Associated Risks

1.   What is an Underlying Mutual Fund?

Each of the Investment Divisions invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Each Underlying Mutual Fund holds its assets separate from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Underlying Mutual Funds.  Each Underlying Mutual Fund operates as a separate investment fund, and the income, gains and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other.  The Underlying Mutual Funds in which the Investment Divisions currently invest are set forth in this prospectus.  Some of the Investment Divisions described in this prospectus may not be available under your policy.  For more information about the Underlying Mutual Funds, please see “The Underlying Mutual Funds” on page 19.

2.   What are the Risks of the Underlying Mutual Funds?

We do not promise that the Underlying Mutual Funds will meet their investment objectives.  Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Underlying Mutual Funds in which those Investment Divisions invest.  You bear the investment risk that those Underlying Mutual Funds possibly will not meet their investment objectives.  A description of each Underlying Mutual Fund's investment policies and a comprehensive statement of each Underlying Mutual Fund's risks may be found in its prospectus.  For additional information, please see “The Underlying Mutual Funds” on page 19.

3.   How can I Learn More about the Underlying Mutual Funds?

You should read the Underlying Mutual Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

PURCHASE AND ALLOCATION

Purchasing a Policy.  You may apply to purchase a policy by submitting a written application to us through an authorized sales representative.  We will not issue a policy to insure people who are older than age 90.  The minimum Specified Death Benefit is $100,000.  Before we issue a policy, we require you to submit evidence of insurability satisfactory to us.  Acceptance of your application is subject to our underwriting rules.  We reserve the right to reject your application for any reason.  Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law.  Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements.  We apply our customary underwriting standards to the proposed Insured.  If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met.  An example of an outstanding requirement is an amendment to your policy that requires your signature.  We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner.  We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age.  Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary.  You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date.  At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations.  You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you.  The Policy Date determines Monthly Deduction days, Policy Months and Policy Years.  If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day and will have an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions.  Some of the conditions include the following:  all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions.  This temporary conditional insurance coverage is limited to $500,000 (less in some states, for example $25,000 in Kansas) or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date.  If we reject your application, we will not issue you a policy.  We will return any premium you have paid, adding interest if, as, and at the rate, required in your state.  We will not subtract any policy charges from the amount we refund to you.

Premiums and Premium Limits.  To place your policy in force, you generally must pay an initial premium.  As described in “Planned Premium” below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually.  You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

In general, you may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in “Federal Tax Considerations” beginning on page 45 .  Premiums must be sent to us at the address on the first page.  Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary.  We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.  We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a “modified endowment contract” (MEC) under the Code as explained in “Federal Tax Considerations.”  Your policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code.  You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test.  The Cash Value Accumulation test does not impose a premium limitation.  The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation.  For more information, see “Death Benefit Options” on page 32 and “Federal Tax Considerations” on page 45 .

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences.  Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you.  With your consent, we will hold any premium payments in excess of your policy's maximums received less than 15 days prior to a Policy Anniversary.  We will not credit interest on a held premium payment, which will be deemed paid into your policy on the next Policy Anniversary for all calculations under the policy.  If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you.  Alternatively, you could request to increase your Specified Death Benefit (or, for policies applied for before October 6, 2008, the Schedule of Specified Death Benefits), subject to evidence of insurability.

Planned Premium.  In your policy application, you will be asked to establish a schedule of “planned premium” payments by specifying the amount and frequency of such payments.  You are not required to pay any planned premium.  We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you.  We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years.  You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled.  If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium.  And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force.  See “Guaranteed Death Benefit (GDB) Rider” on page 36 .

Allocation of Premium.  Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected.  We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application.  Percentages must be in whole numbers and the total allocation must equal 100%.  The minimum allocation percentage per allocation option is 1%.  We will allocate any additional premiums according to those percentages until you give us new allocation instructions.  You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  (We will hold in our general account all premium payments made before the Commencement Date.)  The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.  If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  In most cases, the Right to Examine Period is 10 days, but is longer in some cases.  See “Right to Examine the Policy” on page 41 for more information about the Right to Examine Period.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions.  On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions.  Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center.  If an additional premium would result in an increase in the Net Amount at Risk and thus requires underwriting, we may delay allocation until we have completed underwriting.  At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

Accumulated Value.  Your Accumulated Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account.  Your Accumulated Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders.  Your Accumulated Value is also subject to charges and deductions.  See “Charges and Deductions” on page 41 .  There is no minimum guaranteed Accumulated Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in “Allocation of Premiums” above.  We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day.  Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

Accumulation Unit Value.  We measure your Accumulated Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy.  When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division.  The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made.  The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions.  The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made.  However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding Underlying Mutual Fund and the deduction of certain charges and expenses.  We set the value of an Accumulation Unit at $10 when each Investment Division is established.  Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

(1)	Determine the total value of assets in the Investment Division;

(2)	Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and

(3)	Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the Underlying Mutual Funds for a description of how the assets of each Underlying Mutual Fund are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Accumulated Value.

Transfer of Accumulated Value.  You may request a transfer of Accumulated Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date.  You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account.  You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year.  This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days.  If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day.  Otherwise, we will make the transfer on the next day that is a Valuation Day.  We process transfers at the price next computed after we receive your transfer request.  We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers.  The policy is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the Underlying Mutual Fund and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an Underlying Mutual Fund.  Neither the policies nor the Underlying Mutual Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy.  To protect Owners and the Underlying Mutual Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size.  We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial surrender to access the Accumulated Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Transfers Authorized by Telephone or the Internet.  You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

You may make transfers by telephone or through the Internet.  Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.  Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.  We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order.  Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

Dollar Cost Averaging.  Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account.  The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually.  The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment.  In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates.  However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market.  Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center.  Call or write us for a copy of the request form and additional information concerning the program.  We may change, terminate, limit, or suspend dollar cost averaging at any time.

Rebalancing.  Rebalancing allows you to readjust the percentage of your Accumulated Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments.  Over time, the variations in each Investment Division's investment results will shift the balance of your Accumulated Value allocations.  Under the rebalancing program, we automatically transfer your Accumulated Value, back to the percentages you specify in accordance with procedures and requirements that we establish.  Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center.  Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulated Value allocated to the better performing segments.  Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing.  Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used.  We may change, terminate, limit, or suspend rebalancing at any time.

THE SEPARATE ACCOUNT

The Underlying Mutual Funds.  The Separate Account is divided into Investment Divisions.  Each Investment Division invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of JNL® Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act.  We briefly describe the Underlying Mutual Funds below.  You should read the current prospectuses for the Underlying Mutual Funds for more detailed and complete information concerning the Underlying Mutual Funds, their investment objectives and strategies, and the investment risks associated with the Underlying Mutual Funds.  If you do not have a prospectus for a Underlying Mutual Fund, contact us and we will send you a copy.

Each Underlying Mutual Fund holds its assets separately from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies.  Each Underlying Mutual Fund operates as a separate investment fund and the income, gains, and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other Underlying Mutual Fund.

Important information regarding the Investment Division investing in the JNL/BlackRock Global Allocation Fund (the “JNL/BlackRock Global Allocation Investment Division”):   Beginning February 22, 2011, the JNL/BlackRock Global Allocation Investment Division temporarily stopped accepting any additional allocations or transfers.  If you have an automatic program, such as Dollar Cost Averaging and Rebalancing, that had an allocation to the JNL/Black Rock Global Allocation Investment Division, you were requested to choose a replacement Investment Division by April 22, 2011.  In the absence of new allocation instructions, your allocations were and will continue to be made to the JNL/WMC Money Market Investment Division ( formerly, JNL/Select Money Market Investment Division ).  You may reallocate the Policy value in the JNL/WMC Money Market Investment Division to any other Investment Division.  Current amounts allocated to the JNL/BlackRock Global Allocation Investment Division will remain invested unless we receive instruction from you.  You may continue to make transfers and withdrawals out of the JNL/BlackRock Global Allocation Investment Division in connection with the usual transactions under a Policy, such as partial surrenders.  However, if you transfer out of the JNL/BlackRock Global Allocation Investment Division you will not be able to transfer back in until after such time as it may be reopened.  We will notify you regarding the future availability of the JNL/BlackRock Global Allocation Investment Division.

Underscored are the Underlying Mutual Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Underlying Mutual Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Underlying Mutual Funds are attached to this prospectus.

JNL Series Trust

JNL/American Funds ® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the Blue Chip Income and Growth Fund (“Master Blue Chip Income and Growth Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks a high level of total return through exclusive investment in the Class 1 shares of the Global Bond Fund (“Master Global Bond Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. The Master Fund invests primarily in debt securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Master Fund may also invest a portion of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSRO or determined to be of equivalent quality by the Master Fund’s investment adviser).  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the Global Small Capitalization Fund (“Master Global Small Capitalization Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the Growth-Income Fund (“Master Growth-Income Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Normally, the Master Growth-Income Fund invests up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the International Fund (“Master International Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies located outside the United States. The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the New World Fund (“Master New World Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking capital appreciation over time.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/BlackRock Global Allocation Fund (“Feeder Fund”) (Please Note:  The Investment Division that invests in the JNL/BlackRock Global Allocation Fund currently is not accepting any additional allocations or transfers.)

Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and BlackRock Advisors, LLC , investment adviser to the Master Fund)

Seeks high total investment return through exclusive investment in BlackRock Global Allocation Portfolio (the “Master Global Allocation Fund” or “Master Fund”), a series of BlackRock Series Fund, Inc. The Master Fund invests in a portfolio of equity, debt and money market securities and other short-term securities or instruments, of issuers located around the world . Generally, the Master Fund’s portfolio will invest in both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Master Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns. The Master Fund may also invest in corporate loans.

JNL/BlackRock Commodity Securities Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% of its total assets in each strategy. The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodities Strategy” will focus on investments in commodity securities.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equities and 25% to 45% of the Fund’s assets to fixed-income.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

JNL/Capital Guardian U.S. Growth Equity Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts and other U.S. registered foreign securities that are tied economically to the U.S.).  The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

JNL/Eagle Core Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term growth through capital appreciation and, secondarily, current income by investing under normal circumstances at least 80% of its net assets in equity securities consisting primarily of common stocks of large U.S. companies.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000 ® .

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities (under normal market conditions).

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion (under normal market conditions).   The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index. The Fund may invest in emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing mainly in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of companies in any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  The Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion, with a portion or a significant amount in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and subs-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

JNL/Goldman Sachs Emerging Markets Debt Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation, by investing, under normal circumstances, at least 80% of its assets  in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries, sovereign and corporate debt of issuers located in emerging countries denominated in U.S. dollars and/or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities of companies located in at least three countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks high total return over the long term by allocating its assets among primarily stocks, bonds, commodities, and short-term instruments of issuers located around the world.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.

JNL/Lazard Emerging Markets Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Management European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.   The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 index and sampling from the remaining securities.

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Free (“EAFE”) Index .  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Management Global Alpha Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

JNL/PAM Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return and further seeks to achieve long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region , under certain circumstances .

JNL/PAM China-India Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India , under certain circumstances .

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities commonly referred to as “junk bonds” and related investments. The Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments (such as options, futures contracts or swap agreements, including credit default swaps), and the Fund may also invest in securities of foreign issuers.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies, constituting the Russell Midcap Index at the time of the initial purchase.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index under normal market conditions at the time of initial purchase.  The range will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index.  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.   The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities, including emerging markets.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal market circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets  in common stocks believed to be undervalued.   Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.    Income is a secondary objective.

JNL/WMC Balanced Fund   (formerly, JNL/Select Balanced Fund)
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.

JNL/WMC Money Market Fund   (formerly, JNL/Select Money Market Fund)
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments.

JNL/WMC Value Fund   (formerly, JNL/Select Value Fund)
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations (generally above $3 billion).

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500, that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three stocks with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC (“SPIAS”) seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL Variable Fund LLC

JNL/Mellon Capital Management Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies are selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Management Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for TimelinessTM.  The 30 stocks are selected each year by the sub-adviser based on certain positive financial attributes.

JNL/Mellon Capital Management DowSM Dividend Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on each Stock Selection Date.

JNL/Mellon Capital Management S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on each Stock Selection Date.

JNL/Mellon Capital Management S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor’s MidCap 400 Index and 30 companies in the Standard & Poor’s SmallCap 600 Index.  The 60 companies are selected on each Stock Selection Date.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.   The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital Management NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”) .  The 25 companies are selected on each Stock Selection Date by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 stocks with the highest overall ranking on the two factors.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢ 20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢ 20% in the Global 15 Strategy, a dividend yielding strategy;
➢ 20% in the 25 Strategy, a dividend yielding strategy; and
➢ 20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the Underlying Mutual Funds are similar to the investment objectives and policies of other mutual funds that the Underlying Mutual Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Underlying Mutual Funds may be higher or lower than the investment results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Underlying Mutual Funds will be comparable even though the Underlying Mutual Funds have the same investment sub-advisers.  The Underlying Mutual Funds described are available only through variable annuity and variable life Contracts issued by Jackson.  Shares of the Underlying Mutual Funds may also be sold directly to qualified retirement plans.  They are NOT offered or made available to the general public directly.

A Underlying Mutual Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Underlying Mutual Fund with a small asset base.  A Underlying Mutual Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing.  Additional Underlying Mutual Funds and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a Underlying Mutual Fund in shares of that Underlying Mutual Fund at net asset value.  The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business.  We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding Underlying Mutual Fund and redeem shares in the Underlying Mutual Funds to meet policy obligations.  The Underlying Mutual Funds are required to redeem their shares at net asset value and to make payment within seven days.

Certain Underlying Mutual Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.  It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Underlying Mutual Fund.  Although neither we nor any of the Underlying Mutual Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each Underlying Mutual Fund's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.  If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

Voting Privileges.  As a general matter, you do not have a direct right to vote the shares of the Underlying Mutual Funds held by the Investment Divisions to which you have allocated your Accumulated Value.  Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters.  We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues.  We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Underlying Mutual Fund for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions.  However, if you assign your policy, the assignee may be entitled to give voting instructions.  Retirement plans may have different rules for voting by plan participants.  If you send us written voting instructions, we follow your instructions in voting the Underlying Mutual Fund shares attributable to your policy.  If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners.  We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.  There is no requirement that we receive voting instructions from any minimum percentage of Owners before we can vote uninstructed shares in proportion to the instructions that we do receive.  Where only a relatively small percentage of owners have submitted instructions, however, we may solicit instructions from more Owners, in order to reduce the possibility that the instructions received are not reasonably representative.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Underlying Mutual Funds or to approve or disapprove an investment advisory contract for one or more of the Underlying Mutual Funds.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the Underlying Mutual Funds if we reasonably disapprove of the proposed change.  We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Underlying Mutual Fund or would result in the purchase of securities for the Underlying Mutual Fund that vary from the general quality and nature of investments and investment techniques utilized by the Underlying Mutual Fund.  If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law.  If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Underlying Mutual Fund shares without obtaining instructions from our Owners and we may choose to do so.

Additions, Deletions, and Substitutions of Securities.  If the shares of any of the Underlying Mutual Funds are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Underlying Mutual Fund is no longer preferred, we may add or substitute shares of another Underlying Mutual Fund or mutual fund for Underlying Mutual Fund shares already purchased or to be purchased in the future.  Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

(a)	to operate the Separate Account in any form permitted by law;

(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)	to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

(d)	to add, combine, or remove Investment Divisions in the Separate Account;

(e)	to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

(f)	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson's other assets.  The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account.  Your policy contains a more complete description of the Fixed Accounts.

The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act.  Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission.  The statements about the Fixed Account in this prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force.  With the Fixed Account, we will guarantee the amounts allocated and the crediting of a minimum rate of interest.  From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year.  We may declare different rates for amounts that are allocated to the Fixed Account at different times.  The rate will be re-set on the Policy Anniversary.  All of a policy's amounts in the Fixed Account will be re-set to the same rate on the Policy Anniversary.  We determine interest rates in accordance with a variety of factors.  The Asset Based Risk Charge and Underlying Mutual Fund Expenses do not apply to amounts allocated to the Fixed Account.  All other charges and deductions under a policy apply to amounts allocated to the Fixed Account to the same extent as they apply to amounts allocated to the variable investment options.  Therefore, the amount of your Fixed Account allocation (and interest thereon) that we guarantee is net of any such charges and deductions that are applicable under the terms of the policy.

Amounts allocated to the Fixed Account are part of the general account of Jackson.  We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request.  We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

POLICY BENEFITS AND RIGHTS

Death Benefit.  While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death.  We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies).  We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges.  The amount of Death Benefit is based on the Death Benefit option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Accumulated Value.  The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits.  Please see “Optional Insurance Benefits” beginning on page 34 .

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy, as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary).  The beneficiary will be unable to change the Accumulated Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death.  We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

In most cases, when the Death Benefit Proceeds are paid in a lump sum, we will pay the Death Benefit Proceeds by establishing an interest bearing account, called the “Beneficiary Access Account,” for the beneficiary, in the amount of the Death Benefit Proceeds.  We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds.  The Beneficiary Access Account is part of our general account.  It is not a bank account and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We receive a benefit from all amounts left in the Beneficiary Access Account.  As an alternative to establishing a Beneficiary Access Account, the beneficiary may request to receive a check for the Death Benefit Proceeds directly from the Company.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments.  If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option.  For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our sole discretion we may change the selection or the terms of the available payment options (if any) or discontinue offering them.  Before choosing to apply Death Benefit Proceeds to a payment option, your beneficiary should consult a qualified tax adviser.

Death Benefit Options.  You may choose one of three Death Benefit options, each of which depends in part on the amount of the Specified Death Benefit.  The three Death Benefit options are:

Option A:  the Death Benefit is the greater of:  (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit.  Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Accumulated Value.  As your Accumulated Value increases, the Net Amount at Risk under your policy generally decreases, unless your Accumulated Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.  See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

Option B:  the Death Benefit is the greater of (a) the Specified Death Benefit plus the Accumulated Value; or (b) the Minimum Death Benefit.  Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Accumulated Value.  Under this option your policy generally involves a constant Net Amount at Risk.

Option C:  the Death Benefit is the greater of:  (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit.  Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

Minimum Death Benefit. The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Accumulated Value multiplied by the applicable Minimum Death Benefit percentage.  We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below.  While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle.  Your tax test choice is irrevocable and between the following:

•	the Cash Value Accumulation Test; and

•	the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations.  The percentage depends on an insured's age, sex, and underwriting risk classification.  Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value.  These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than an otherwise comparable policy with an Option B Death Benefit.  As a result, if the Investment Divisions you select experience favorable investment results, your Accumulated Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Accumulated Value.  Thus, you may prefer Option A if you are more interested in the possibility of increasing your Accumulated Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits.  Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

You choose a Death Benefit option in your application to purchase a policy.  If you do not choose a Death Benefit option, we will not issue a policy to you.

Example: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Accumulated Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Accumulated Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).

	A	B
Specified Death Benefit	$200,000	$200,000
Death Benefit Option	A	A
Insured's Age	50	50
Accumulated Value	$115,000	$95,000
Applicable Minimum Death Benefit Percentage	185%	185%
Death Benefit	$212,750	$200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Accumulated Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%).  Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Accumulated Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%).  This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

Changes in Death Benefit Option.  Subject to our consent, after the first Policy Year, you may change the Death Benefit option once each Policy Year by writing to us at the address given on the first page of this prospectus.  If you ask to change from Option A to Option B, we will reduce the Specified Death Benefit (or reduce each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your Policy by the amount of the Accumulated Value.  If you ask to change from Option B to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your policy by the amount of the Accumulated Value.  If you ask to change from Option C to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero.  The Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) will change in conjunction with your Death Benefit option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk.  You may not change from Option C to Option B or from Option A or B to Option C.  The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We will send confirmation of your change of Death Benefit Option.  We may require evidence of insurability satisfactory to us for a change from Option A to Option B.  We do not currently require you to prove insurability for other changes in Death Benefit option.

You may not change the Death Benefit option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit.  The GDB Rider is available only with Death Benefits Option A and B.

Changes in Specified Death Benefit.  At issue, your Specified Death Benefit can be scheduled to be level over the life of your Policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions.  Your Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) is set forth in the policy.  Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later.  Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Specified Death Benefit (or Schedule of Specified Death Benefits) following the Issue Date.  Otherwise, subject to our approval, after the first Policy Year, you may change the Specified Death Benefit (or Schedule of Specified Death Benefits) once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy.  Any change in Specified Death Benefit must be at least $10,000.  A change in the Specified Death Benefit (or Schedule of Specified Death Benefits) will take effect on the first Monthly Anniversary after we approve the request.  However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  To confirm changes in your policy's Specified Death Benefit (or Schedule of Specified Death Benefits), we will send you a confirmation of the change.  We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) will offset the most recent increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), if any, and the next most recent increase, but we do not permit a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code.  For more information, see “Death Benefit Options” beginning on page 32 .  We will not allow a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) during the first seven Policy Years or before seven Policy Years from an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits).

For an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable.  We will not approve a request for a Specified Death Benefit (or Schedule of Specified Death Benefits) increase if the Net Accumulated Value is too small to pay the Monthly Deduction through the end of the Policy Year.  For policies applied for before October 6, 2008, increases in the Schedule of Specified Death Benefits are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%.  For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

For policies applied for before October 6, 2008, refusing a scheduled increase in the Specified Death Benefit voids any future scheduled increases in the Specified Death Benefit.  Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability.  You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits.  Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to the underwriting at the time of the change.  This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied.  This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 45 .

Optional Insurance Benefits.  You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits; or in some cases we may add these riders to your policy automatically at no cost.  However, not all these riders may be available in the state where you purchased the policy, or the terms of the optional insurance benefits may differ in some states.  We may require evidence of insurability before we issue a rider to you.  If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction.  For more information concerning what riders are available and their operation and costs, please ask your sales representative or contact us at our Service Center.  At our sole discretion we may offer riders or stop offering any rider at any time.

Terminal Illness Benefit Rider.  The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider.  The Owner may request an accelerated benefit of between 25% and 100% of the Death Benefit (including any additional insurance coverage) or $250,000, if less.  The amount of the benefit under the policy will be subject to:  a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by the Company (not to exceed $100); and any unpaid policy charges.  If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested.  All other values under the policy will be reduced proportionately.  The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider.  This rider automatically attaches to a policy that qualifies at the time of application.  There is no expiry date for the Insured.  This rider terminates upon payment of any benefit under the rider.  The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

Overloan Protection Benefit Rider – Upon exercise, the rider provides a guarantee that the policy will not lapse due to the policy Debt exceeding the Accumulated Value or due to the Cash Surrender Value being insufficient to pay any Monthly Deduction.  This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding.  However, effects of exercising the rider include transferring any Accumulated Value in the Separate Account to the Fixed Account and setting the Specified Death Benefit equal to the Minimum Death Benefit.

Although there is no cost for the rider, the following exercise qualifications must be met before the rider may be exercised:

(1)	The Insured's Attained Age must be at least 75;

(2)	A minimum of 15 Policy Years must have elapsed since your Policy Date;

(3)	Exercising this rider must not cause the policy to exceed Guideline Premium limits (see “Premiums and Premium Limits” on page 15);

(4)	The policy must not be a MEC and exercising this rider must not cause the policy to become a MEC (see “Policies Which Are MECs” on page 47 );

(5)	Total partial surrenders, less any fees and charges deducted in connection with such partial surrenders, must equal or exceed total premium paid; and

(6)	Debt must exceed the current Specified Death Benefit.

At the time all of the above exercise qualifications are first met and the ratio of Debt to Accumulated Value is equal to or greater than 95%, we will send a letter to you, the policy owner, notifying you of the policy's eligibility to exercise the rider.  You may submit a Written Request to exercise the rider any time after the notification letter is sent and before the policy enters the Grace Period (see “Termination and Grace Period” on page 40 ).  If the exercise qualifications are met, the benefit will be exercised and the rider's guarantee will be effective as of the rider's exercise date, which is the date the Written Request is accepted and recorded at the Service Center.

You need not exercise the rider immediately upon notification of eligibility.  If the ratio of Debt to Accumulated Value is greater than the “maximum exercise ratio” at the time you exercise the rider, you will be billed for the loan repayment amount that will cause the ratio of Debt to the Accumulated Value to equal the maximum exercise ratio as of the exercise date.  The maximum exercise ratio is the maximum allowable ratio of the policy Debt to the Accumulated Value for the Overloan Protection Benefit Rider to be exercised.  In other words, the maximum exercise ratio generally represents the minimum amount of Net Accumulated Value required to pay for the Death Benefit provided by the base policy after the rider is exercised.  Monthly Deductions, unfavorable investment performance, partial surrenders and additional loans are all factors that might cause the ratio of Debt to Accumulated Value to exceed the maximum exercise ratio. The maximum exercise ratio is determined by the Company, varies based on the Insured's Attained Age, and will never be below 95%.  Your policy's maximum exercise ratio will be included in the letter notifying you of the policy's eligibility to exercise the rider.  You will have 30 days from the exercise date to pay the billed loan repayment amount.  If you do not pay the billed loan repayment amount, the guarantee will be void and the policy may lapse.

The following policy changes will occur on the exercise date:

(1)	All other riders and benefits will terminate;

(2)	Any Accumulated Value in the Separate Account is transferred to the Fixed Account;

(3)	Your Death Benefit option becomes Option A (see “Death Benefit Options” on page 32 );

(4)	The Specified Death Benefit is set equal to the Minimum Death Benefit for the Attained Age of the Insured as of the exercise date.

In addition, the following policy restrictions apply on the exercise date: no transfers to the Separate Account are allowed; no further premium payments are allowed; no further partial withdrawals or loans are allowed; no Death Benefit option changes are allowed; no Specified Death Benefit option changes are allowed; no riders or benefits may be added or reinstated; and any loan repayments will be allocated to the Fixed Account only.

After the rider exercise date, Monthly Deductions will continue until a Monthly Deduction would cause the Accumulated Value to drop below the policy Debt.  In that instance, Monthly Deductions will be discontinued to prevent the Accumulated Value from dropping below the Policy Debt, which will effectively keep the policy in force.  Loan interest will continue to accrue after the exercise date.  Likewise, interest will continue to be credited to the Loan Account.  Your annual statement will reflect the status of the exercised Overloan Protection Benefit Rider on the base policy.  The rider will terminate upon the earlier of  (1) the date we receive a Written Request from you to terminate the rider or (2) the termination of the base policy for any reason, such as a full surrender or death of the Insured.  The rider has no expiry date.

If the rider's guarantee is voided because you do not pay the billed loan repayment amount associated with the maximum exercise ratio, as described above, the policy will no longer be subject to the above policy restrictions.  However, the policy changes made on the exercise date will not be reversed and any terminated riders will not be reinstated.  The Owner may subsequently submit a Written Request to reinstate the guarantee along with a loan repayment that is sufficient to cause the ratio of Debt to the Accumulated Value to be equal to or less than the maximum exercise ratio.

There may be tax consequences associated with this rider.  Accordingly, you should consult your tax counsel when considering whether to exercise the rider.

Waiver of Monthly Deductions Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Specified Premium Rider.  Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability.  These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability.  The policy may lapse if Debt is greater than the Accumulated Value.

Waiver of Specified Premium Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Monthly Deduction Rider.  Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

Guaranteed Death Benefit (GDB) Rider.  The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65.  We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Accumulated Value, if you meet the premium requirement under the rider.  The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders equal or exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium.  We will allow you 61 days.  At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end.  Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Accumulated Value is sufficient to keep the policy in force.  The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period.  For more information about the circumstances in which the policy might lapse, see “Termination and Grace Period” on page 40

The GDB does not cover riders.  If the Net Accumulated Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force.  If the Net Accumulated Value is insufficient to pay the base coverage charges as they come due, these charges are waived.  Deduction of charges will resume once there is sufficient Net Accumulated Value.  The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit.  The GDB automatically attaches to a policy that qualifies at the time of application.

Protector Term Insurance Rider.  (As of November 3, 2008, we are no longer taking applications to add this rider to any policy.)  This rider provides renewable and convertible term insurance coverage on the base Insured (Rider Insured) up to the Rider Insured's Attained Age 95, subject to the terms of the rider.  The term periods available are 10, 15, 20 and 30 years but only one rider may be attached to the policy.  Until the earlier of the end of the term period or the Rider Insured's 80th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Other Insured Term Insurance Rider.  This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008) or the Rider Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008), subject to the terms of the rider.  If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy.  For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy.  You should consult a qualified tax adviser for more information.  At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Child Insurance Rider.  This rider provides for term insurance on the Insured's children.  We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider.  The rider expires at the Insured's Attained Age 65.  Up to 5 units may be purchased.  Each unit provides $5,000 of term coverage on each Insured child.  If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22.  The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday.  We do not require evidence of insurability to exchange the rider.

Policy Loans.  While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  Loans have priority over the claims of any assignee or any other person.  Any outstanding policy loans and loan interest reduce the amount you may request.  In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you.  You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Accumulated Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary.  For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force.  The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center.  We may, however, postpone payment in the circumstances described below in “Postponement of Payment.”

When we make a policy loan to you, we transfer to the Loan Account a portion of the Accumulated Value equal to the loan amount.  We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing.  We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year.  If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate.  In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt.  Accordingly, we transfer to the Loan Account an amount of Accumulated Value equal to the amount by which the Debt exceeds the value of the Loan Account.  Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy.  Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years.  Thereafter, the rate of loan interest will be 3%, except that, under policies applied for on or after October 6, 2008, the Company reserves the right to increase this rate to 3.25%.  In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty.  To repay a loan in full, the loan repayment must equal the Debt.  If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium.  We apply all loan repayments first to the loan principal, and then to the accrued loan interest.  When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise.  We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid.  We may refuse any loan repayment less than $25.  An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Accumulated Value, we notify you and any assignee in writing.  To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months.  If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value.  As explained below in the section entitled “Reinstatement,” you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated.  If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Accumulated Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts.  The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Accumulated Value will not increase as rapidly as it would if you had not taken a policy loan.  If the Investment Divisions and/or Fixed Account earn less than that rate, then your Accumulated Value will be greater than it would have been if you had not taken a policy loan.  The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy.  Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan.  If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Accumulated Value may be treated as taxable income to you.  In addition, you may also incur an additional 10% penalty tax.  This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59½, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible.  Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

Surrenders.  While your policy is in force, you may surrender your policy.  Your policy terminates on the day we receive your Written Request in good order.  You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your Written Request.  Generally, we make this payment within seven days of our receipt of your Written Request.  You may not reinstate the policy once it is surrendered.  We have set forth the tax consequences of surrendering the policy in “Federal Tax Considerations” below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments.  If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option.  For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income.  Accordingly, before following this course of action you should consult a qualified tax adviser.

Partial Surrenders.  While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Accumulated Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day.  We will pay you the amount requested and we will deduct that amount plus a partial surrender fee not to exceed $25 from your Accumulated Value.  The minimum partial surrender amount is $500.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to that needed to make the next three Monthly Deductions.  If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy.  Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time.  The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

For policies applied for before October 6, 2008, a partial surrender may reduce your policy's Schedule of Specified Death Benefits, depending on the Death Benefit option in effect, in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount.  Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

Example:  The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit.  The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Accumulated Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit.  However, the Death Benefit Proceeds (i.e., the net dollar amount that we actually pay upon the Insured’s death) typically are reduced dollar-for dollar.  That is because the Death Benefit Proceeds under Death Benefit Option B are typically equal to the Specified Death Benefit, plus the policy’s Accumulated Value, and minus any Debt and due and unpaid charges.  Thus, because a partial surrender will reduce the Accumulated Value, it will also reduce the Death Benefit Proceeds, even though it does not change the Specified Death Benefit .

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced.  Otherwise, the Specified Death Benefit is reduced by the amount by which the prior partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all prior partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Example for policies with Death Benefit Option C:  The following example illustrates the effect of a partial surrender on an Option C policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit.  The example assumes a corridor percentage of 250% and a partial surrender amount of $70,000.

Partial Surrender - $70,000

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$14,000
Total Premiums Paid	$65,000	$65,000
Total Partial Surrenders	$5,000	$75,000
Specified Death Benefit	$150,000	$140,000
Minimum Death Benefit	$210,000 ($84,000 x 250%)	$35,000 ($14,000 x 250%)
Base Death Benefit	$210,000	$140,000

As shown above, the Accumulated Value is reduced by $70,000, the total amount of the partial surrender.  The Specified Death Benefit is reduced by $10,000, which is the amount by which the partial surrender ($70,000) exceeded the total premiums paid ($65,000) minus the sum of all prior partial surrenders ($5,000).

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code.  Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income.  Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status.  We recommend that you consult your tax adviser before making a partial surrender.  The tax consequences of making a partial surrender are discussed in “Federal Tax Considerations.”
Status of Policy at Attained Age 121 (Attained Age 100 if you applied for your policy before October 6, 2008).  If the policy is in force, your policy will remain in force subject to the following changes:

(1)
We will transfer all of your Accumulated Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy.  For policies issued in the state of Florida, this transfer will not occur unless requested by the Owner;

(2)	We will stop charging the Monthly Deduction;

(3)	The Death Benefit option will change to Option A, and no further changes in Death Benefit option will be permitted;

(4)
No additional premiums will be accepted and no changes in Specified Death Benefit will be permitted (other than any Specified Death Benefit decreases that result automatically from partial surrenders);

(5)	Dollar cost averaging and rebalancing, if applicable, terminate;

(6)	Riders will terminate as provided in the Rider form;

(7)	Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and

(8)	No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Accumulated Value since loan interest will continue to accrue.

Termination and Grace Period.  Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

(a)	you surrender your policy;

(b)	the Grace Period ends and your policy lapses; or

(c)	the Insured dies.

Your policy will enter the Grace Period if your Net Accumulated Value on any Monthly Anniversary is insufficient to pay a Monthly Deduction when due or is zero.  We will send you and any assignee notice of the amount necessary to keep your policy in force.  That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Accumulated Value positive three months later.  If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period.  If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions.  However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 121 (age 100 if you applied for your policy before October 6, 2008) when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 121 (age 100 if applicable)  plus the applicable Premium Charges.  The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins.  All allocations are transferred to the Fixed Account.

Reinstatement.  If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center.  We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy.  The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges.  Policy loans will not be restored on reinstatement.

The Accumulated Value on the reinstatement date will equal the Accumulated Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges.  The Accumulated Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions.  The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse.  The Sales Charge, Policy Fee, Administrative Charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed.  The Cost of Insurance Charge will be reinstated at the duration in effect on the reinstatement date.

Right to Examine the Policy.  In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  We will pay the refund within seven days of receiving your request and the policy.  Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.  In cases where the amount we pay upon return of the policy is the total premium paid (less any partial surrender and policy loans), we do not pay any Fixed Account interest (or any other return) for the period while the policy was outstanding.  However, where the amount we pay is based on the policy’s value, that value will include any such Fixed Account interest (and reflect any gains or losses under any variable investment option in which the policy’s value was invested).

Postponement of Payment.  We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.  We ordinarily pay any amount attributable to your Accumulated Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

(1)	The New York Stock Exchange is closed (other than customary weekend and holiday closings).

(2)	Trading on the New York Stock Exchange is restricted.

(3)
An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

(4)	The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months.  We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Accumulated Value generally.  Additional charges and expenses are paid out of the Underlying Mutual Funds' assets, as described in the prospectuses of the Underlying Mutual Funds.

Premium Charges.  Before we allocate a premium to the Accumulated Value, we subtract the Premium Charges, namely the sales charge, the premium tax charge, and the federal (DAC) tax charge.  Premium received as the result of a Section 1035 exchange is subject to the Premium Charges.  In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

Sales Charge.  The sales charge will not exceed 4.5% of a premium payment, but will decrease based on your aggregate premium payments.  This charge is intended primarily to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses.  On your aggregate premium payments, the sales charge is: 4.5% on $100,000 or less; 3.5% on more than $100,000 through $250,000; 2.5% on more than $250,000 through $500,000; and 2.0% on more than $500,000.  The sales charge is only applied in Policy Years 1 through 10.  After your tenth Policy Year, there is no sales charge.  In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year – up to 3% on your aggregate premium payments; and during the second Policy Year – up to 2.5% on your aggregate premium payments.  There is no return of sales charge in subsequent Policy Years.

State and Local Premium Tax Charge.  Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years.  It is intended to help us pay state and local premium taxes.  The premium tax charge represents an approximate average of the premium taxes we expect to pay.  Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states.  Accordingly, this charge may be higher or lower than the premium tax rate in your state.  We may impose the premium tax charge in states that do not have a premium tax.  State premium tax rates currently range from 0 to 4%.  For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%.  We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

Federal (DAC) Tax Charge.  The federal (DAC) tax charge is 1.5% of each premium in all years.  It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

Asset Based Risk Charge. The Asset Based Risk Charge serves two general purposes.  It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit.  We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based.  The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies.  The foregoing are merely examples of some of the risks for which this charge is intended to compensate us.  This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time.  The current Asset Based Risk Charge is 0.85% per annum through the tenth Policy Year and 0.05% per annum thereafter through your 20th Policy Year.  There is no Asset Based Risk Charge in subsequent Policy Years.

Monthly Deduction.  As of the Commencement Date and each Monthly Anniversary, we deduct from your Accumulated Value a Monthly Deduction to cover certain charges and expenses in connection with the policy.  If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day.  If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

(1)	the cost of insurance charge for your policy;

(2)	the monthly policy fee;

(3)	the monthly administrative charge; and

(4)	the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction.  If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

Cost of Insurance Charge.  The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division.  If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary.  The cost of insurance charge is intended primarily to compensate us for providing life insurance coverage for the Insured.  We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy.  The cost of insurance charge is calculated based on the Net Amount at Risk.  The Net Amount at Risk for the Death Benefit options is as follows:

Option A – The greater of:  1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Accumulated Value.

Option B – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Accumulated Value.

Option C – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex, and substandard and flat extra ratings.  Thus, the rates differ from year to year.  The cost of insurance charge covers our anticipated costs for standard and substandard ratings.  The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Accumulated Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions.  Under policies with an Option A or Option C death benefit, increases in Accumulated Value generally decrease the Net Amount at Risk; conversely, decreases in the Accumulated Value increase the Net Amount at Risk.  Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month.  Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Accumulated Value.  Accordingly, under Option B a change in Accumulated Value generally does not affect your monthly cost of insurance charge.  Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Accumulated Value will affect the Net Amount at Risk, because your death benefit will equal the Accumulated Value times a specified percentage.  In that circumstance, increases in Accumulated Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase.  The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above.  If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

Monthly Policy Fee.  We start deducting this fee as of the Commencement Date.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  Each month we deduct a monthly policy fee.  It is $10 per month for the first ten Policy Years and $8 per month thereafter.  The monthly policy fee compensates Jackson primarily for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

Monthly Administrative Charge.  We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit.  During the first 15 Policy Years:

Issue Age	$ Per $1,000
0-49	0.050
50-54	0.055
55-59	0.060
60-64	0.070
65-69	0.085
70-74	0.095
75-79	0.150
80-85	0.200
86	0.220
87	0.240
88	0.260
89	0.280
90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

If you request an increase in Specified Death Benefit under a policy applied for on or after October 6, 2008, we will also impose a monthly administrative charge for each such increase, according to the table above.

The administrative charge compensates us primarily for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account.  We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees.  In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

Transfer Charge.  You may make 15 transfers free of charge in any Policy Year.  The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge.  We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

Illustration Charge.  At your request, we will provide you with one personalized illustration free of charge each Policy Year.  We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

Re-Underwriting Charge.  If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

Rider Charges.  To the extent that your policy includes riders, a charge applicable to each rider you purchased may be deducted from your Accumulated Value each month.  Any such charge is to compensate us for providing the benefits pursuant to the rider in question and is specified in the applicable rider.  The rider charges are summarized in the Fee Table on page 1.  For a description of the available riders see “Optional Insurance Benefits” beginning on page 34 .

Additional Policy Charges.  We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

Underlying Mutual Fund Expenses.  You indirectly bear the charges and expenses of the Underlying Mutual Funds whose shares are held by the Investment Divisions to which you allocate your Accumulated Value.  The Separate Account purchases shares of the Underlying Mutual Funds at net asset value.  Each Underlying Mutual Fund's net asset value reflects management fees and other operating expenses already deducted from the Underlying Mutual Fund's assets.  For a summary of historical expenses of the Underlying Mutual Funds, see the table called “Underlying Mutual Fund Expenses” above.  For more information concerning the management fees and other charges against the Underlying Mutual Funds, see the prospectuses and the statements of additional information for the Underlying Mutual Funds, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Underlying Mutual Funds.  Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from one Underlying Mutual Fund to another.

Special Provisions for Group or Sponsored Arrangements.  Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements.  We may reduce or waive the charges and deductions described above for policies issued under these arrangements.  We will reduce these charges and deductions in accordance with our rules in effect when we approve the application.  To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group.  Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members.  The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.  From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification.  Reductions in these charges will not be unfairly discriminatory.

Purpose and Amount of Charges.  The names by which we refer to the various charges we deduct pursuant to the terms of your policy, as well as our above explanation of those charges, may indicate the charges’ primary purposes.  But we do not explain every purpose for which each charge is imposed and we expect to earn a profit from some of these charges (including, for example, the cost of insurance charge and the Asset Based Risk Charge).  We have the right to use any profits from any charge for any proper corporate purpose, including retaining such profits as part of our corporate surplus.

GENERAL POLICY PROVISIONS

Statements to Owners.  Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy.  The report will include information such as the Accumulated Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report.  We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions.  In addition, we will send you the financial statements of the Underlying Mutual Funds and other reports as specified in the 1940 Act.  Please give us 30 days written notice of any address change.  Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Service Center for more information.

Limit on Right to Contest.  We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium.  A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications.  In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application.  Your statements in that application, in the absence of fraud, are considered representations and not warranties.  We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

Suicide.  If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt.  Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage.  If an Insured commits suicide while sane or insane within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.  The applicable suicide exclusion period may be longer or shorter in certain states.

Misstatement as to Age and Sex.  If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex.  If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

Beneficiary.  You name the beneficiary(ies) in the application.  You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named.  We will provide a form to be signed and filed with us.  Your request for a change in beneficiary will take effect when we record the change.  Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files.  Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise.  The interest of any beneficiary who dies before the Insured(s) ends at his or her death.  If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise.  If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

Assignment.  You may assign your policy while it is in force.  You must notify us of an assignment in writing.  Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment.  We are not responsible for the validity of an assignment.  Your rights and the rights of the beneficiary may be affected by an assignment.  An assignment may result in taxable income and a 10% penalty tax.  You should consult your tax adviser before assigning your policy.

Creditors' Claims.  To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

Dividends.  We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson.

Notice and Elections.  To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center.  Certain exceptions may apply.  Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

Modification.  We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency.  The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance.  We also reserve the right to change our administrative procedures consistent with the policy.

Conversion.  (This conversion privilege applies only to policies applied for before October 6, 2008.)  After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Accumulated Value is at least $3,000, and if you do not want to pay any additional premium.  With reduced paid-up insurance, the policy's Death Benefit becomes your Net Accumulated Value divided by the net single premium.  The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured.  Reduced paid-up insurance has an accumulated value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female.  Partial surrenders will reduce the accumulated value and Death Benefit.  No loans will be allowed under this option.

FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is not intended as tax advice.  You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws.  We cannot predict the probability that any changes in those laws will be made.  Also, we do not guarantee the tax status of the policy.  You bear the complete risk that the policy may not be treated as a “life insurance contract” under federal income tax laws.  We also have not considered any applicable state or other federal tax laws.  You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax rules applicable to such plans are complex and the tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Taxation of Jackson and the Separate Account.  Jackson is taxed as a life insurance company under Part I of Subchapter L of the Code.  The operations of the Separate Account are taxed as part of the operations of Jackson.  Investment income and realized capital gains are not taxed to the extent that they are applied under the policy.  Accordingly, we do not anticipate that Jackson will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premiums under the policy).  Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account.  However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account.  At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account.  If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions.  If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

Jackson Taxation.  We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal Deferred Acquisition Cost (“DAC”) Tax Charge” under variable life insurance policies, but the “Federal DAC Tax Charge” merely compensates us for the required deferral of acquisition costs and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal DAC Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the policies.

Tax Status of the Policy.  The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Accumulated Value to the insurance amount at risk.  As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences.  In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance.  If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance.  We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service (“IRS”).

Diversification Requirements.  Section 817(h) of the Code requires the investments held under the policy to be “adequately diversified” in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes.  We intend that each Investment Division and each Underlying Mutual Fund  in which an Investment Division invests will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested.  If the investments held under the policy were not “adequately diversified,” you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

Owner Control.  In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy.  In those circumstances, income and gains from the variable account assets would be includible in the Owner's gross income.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects.  The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 80 Investment Divisions and at least one Fixed Account.  The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson will be considered the owner, for federal income tax purposes, of the Separate Account assets.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code.  Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, any increase in your Accumulated Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies.  See the following section entitled “Distributions” for a discussion of the taxability of such payments.

Distributions.  If you make a full withdrawal under your policy, the amount withdrawn will be includable in your income to the extent the amount received exceeds the “investment in the contract.”  The “investment in the contract” generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be withdrawn) from the policy constitute income depends, in part, upon whether the policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.  Amounts deemed to be withdrawn for this purpose include charges deducted for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured).

Policies Which Are MECs

Characterization of a Policy as a MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a “seven-pay” test as a modified endowment contract.  A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC.  We will not invest any premium or portion of a premium that would cause your policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test.  Also, if a decrease in the Death Benefit occurs within seven years of a “material change,” we will retest your policy for compliance as of the date of the “material change.”  Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex.  Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

Tax Treatment of Partial Surrenders, Loans, Assignments and Pledges under MECs.  If your policy is a MEC, partial surrenders from your policy and other amounts deemed to be withdrawn will be treated first as withdrawals of income and then as a recovery of premium.  Thus, you may realize taxable income upon a withdrawal if the Accumulated Value exceeds the “investment in the contract.”  You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes.  Charges for some riders may be treated as withdrawal under these provisions.  In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Accumulated Value will be treated as a withdrawal for tax purposes.  Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

Penalty Tax.  Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made:  (1) after you reach age 59½, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code.  These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

Aggregation of Policies.  All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.  If your policy is not a MEC, the amount of any partial withdrawal or deemed withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy.  Thus, only the portion of a withdrawal that exceeds the “investment in the contract” immediately before the withdrawal will be includable in gross income.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, the Code limits the amount of premium that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit.  Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans.  If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Accumulated Value.  As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force.  If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value.  Accordingly, you may be subject to taxation on the loan amount at that time.  Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

Treatment Beyond Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008), no additional premiums will be accepted and no additional monthly charges will be incurred.  Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008), and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  In that event, you would realize taxable income at that time in an amount equal to the Accumulated Value less the “investment in the contract”, even if the Accumulated Value is not distributed at that time.  You should consult a qualified tax professional as an Insured approaches Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).

Actions to Ensure Compliance with the Tax Law.  We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance.  We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded.  In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Federal Income Tax Withholding.  We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding.  As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding.  You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice.  This summary is not a complete discussion of the tax treatment of the policy.  You should seek tax advice from an attorney who specializes in tax issues.

DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT

Jackson National Life Insurance Company.  Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc in London, England.

The Separate Account.  The Separate Account was established in 1997 as a segregated asset account of Jackson.  The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.  The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson.

We own the assets of the Separate Account, but we hold them separate from our other assets.  To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.  Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Our obligations arising under the policies are general corporate obligations of Jackson.

The Separate Account is divided into Investment Divisions.  The assets of each Investment Division are invested in the shares of one of the Underlying Mutual Funds.  We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the Underlying Mutual Funds.  Values allocated to the Separate Account will rise and fall with the values of shares of the Underlying Mutual Funds and are also reduced by policy charges.  In the future, we may use the Separate Account to fund other variable life insurance policies.  We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets.  We hold the assets of the Separate Account.  We keep those assets physically segregated and held separate and apart from our general account assets.  We maintain records of all purchases and redemptions of shares of the Underlying Mutual Funds.

State Regulation of Jackson.  We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance.  We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end.  We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves.  Our books and records are subject to review by the Department of Insurance at all times.  We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC (“JNLD”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.

Commissions are paid to registered representatives who sell the policies.  Information on commissions can be found in the Statement of Additional Information.  Where lower commissions are paid, we may also pay trail commissions.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's Asset Based Risk Charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales.  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events , and business development and educational enhancement items , including payments to third party vendors for such items .  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  These payments are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 20 10 from the Distributor in relation to the sale of our variable insurance products:

Commonwealth Financial Network
First Allied Securities, Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
Lincoln Financial Advisors
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MML Investors Services Inc.
Morgan Keegan & Company
National Planning Corporation
NEXT Financial Group, Inc
Raymond James
RBC Capital Markets Corp.
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 20 10 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,

•	Investment Centers of America, Inc., and

•	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.   Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.   In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account.  Jackson is a defendant in a number of civil proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products.  The litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products , or were assigned interests in those products, from Jackson during periods ranging from 1981 to present.  Jackson has retained national and local counsel experienced in the handling of such litigation.  To date, such litigation has either been resolved by Jackson on a non-material basis or is being vigorously defended.  Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2010 , for information concerning such amounts that have been accrued.  At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson in the Statement of Additional Information.  The financial statements of Jackson that are included should be considered only as bearing upon Jackson's ability to meet its contractual obligations under the policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

PRIVACY POLICY

Collection of Nonpublic Personal Information.  We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us;

•	Information we receive from a consumer reporting agency;

•	Information we obtain from others in the process of verifying information you provide us; and

•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information.  We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications.  Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus.  To help you understand these terms, we have defined them in this section.

1940 Act - Investment Company Act of 1940, as amended.

Accumulated Value - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.  In policies applied for before October 6, 2008, Accumulated Value was referred to as Policy Value.

Accumulation Unit - An accounting unit of measurement that we use to calculate the value in an Investment Division.

Allocation Date - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner).  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

Attained Age - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

Cash Surrender Value - The Accumulated Value minus any Debt and plus any return of sales charge.

Code - Internal Revenue Code of 1986, as amended.

Commencement Date - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

Day 1 Loans - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

Death Benefit - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the Death Benefit option and the Specified Death Benefit  you have chosen.

Death Benefit Proceeds - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured.  This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

Debt - The sum of all unpaid policy loans and accrued interest.

Earnings - Your Accumulated Value reduced by total premiums paid.

Fixed Account - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%.  Assets allocated to the Fixed Account are part of our general account.

Grace Period - A 61-day period during which we will keep your policy in force even though the Accumulated Value is insufficient to keep your policy in force.  We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

Guideline Premium - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

Insured - The person whose life is insured under the policy.

Investment Division - Separate and distinct divisions of the Separate Account, each of which invests in a single Underlying Mutual Fund.  The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

Issue Date - The date Jackson issued your policy and from which we measure contestability periods.  It may be later than the Policy Date.

Loan Account - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

Minimum Death Benefit - Your Accumulated Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

Monthly Anniversary - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

Monthly Deduction - The amount deducted from your Accumulated Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit.  If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day, and the deduction will have an effective date equal to the Monthly Anniversary date.

Net Accumulated Value - The Accumulated Value minus Debt.  In policies applied for before October 6, 2008, Net Accumulated Value was referred to as Net Policy Value.

Net Amount at Risk - The net amount at risk is the amount on which cost of insurance charges are based.

Net Premium - The premium less the Premium Charges.

Owner - The person(s) having the privileges of ownership defined in the policy.  The Owner(s) may or may not be the same person(s) as the Insured(s).  If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Anniversary - An annual anniversary of the Policy Date.

Policy Date - The effective date of insurance coverage under your policy.  It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

Policy Year - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

Premium Charges - The sales charge, the premium tax charge, and the federal (DAC) tax charge.

Qualifying Monthly Premium Amount - The amount specified as such in your policy, if your policy includes the GDB Rider.  The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

Right to Examine Period - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

Schedule of Specified Death Benefits - The scheduled Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100.  The schedule may be level for the life of the policy or change on Policy Anniversaries.

Separate Account - Jackson National Life Separate Account IV, the segregated asset account of Jackson that funds the policies.

Service Center - Jackson Service Center, P.O. Box 30502, Lansing, Michigan 48909-8002, 1-800-766-4683 or IMG Service Center, P.O. Box 30386, Lansing, Michigan 48909-7886, 1-800-777-7779. You can send express mail to the Jackson Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

Specified Death Benefit - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

Underlying Mutual Fund – A separate investment series of one of the following registered management investment companies: JNL Series Trust or JNL Variable Fund LLC.  The assets of each Investment Division of the Separate Account will be invested in one of the Underlying Mutual Funds.  Policies applied for before October 6, 2008, refer to these series as “Portfolios,” rather than as Underlying Mutual Funds.

Valuation Day - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Investment Divisions.  Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

Written Request - A request in writing received by us at our Service Center that meets our requirements for completeness.  A complete Written Request is said to be in good order.

APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances.  All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%.  See “Partial Surrenders” on page 38 for more information.

Example 1.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in the corridor.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$40,000	$20,000
Specified Death Benefit (A)	$200,000	$180,000

Minimum Death Benefit (B)	$100,000 ($40,000 x 250%)	$50,000 ($20,000 x 250%)
Death Benefit	$200,000 (greater of A and B)	$180,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

Example 2.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000

Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

Example 3.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$90,000	$70,000
Specified Death Benefit (A)	$200,000	$200,000

Minimum Death Benefit (B)	$225,000 ($90,000 x 250%)	$175,000 ($70,000 x 250%)
Death Benefit	$225,000 (greater of A and B)	$200,000 (greater of A and B)

As shown above, the Specified Death Benefit is unchanged.

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 20 10 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	CFD Investments, Inc.	G.A. Repple & Company	Kenai Investments Inc.
Allen & Company	Coastal Equities	G.W. Sherwood Associates, Inc.	Key Investments
American Equity Investment Crp	Commonwealth Financial Network	Geneos Wealth Management, Inc.	KMS Financial Services Inc.
American Funds	Community Bankers Securities	Genworth Financial Securities	Koehler Financial, LLC
American Independent Securities Group	Comprehensive Asset Mgmt and Servicing, Inc.	Girard Securities, Inc.	Kovack Securities, Inc.
American Investors Company	Coordinated Capital Securities	Great American Advisors, Inc.	Labrunerie Financial, Inc.
American Portfolios Financial Services, Inc.	Cornerstone Wealth Advisor Inc.	GWN Securities, Inc.	Lasalle St Securities LLC
Ameriprise Advisor Services	Crowell, Weedon & Company	H. Beck, Inc.	Legend Equities Corp.
Ameritas Investment Corp.	Crown Capital Securities L.P.	H.D. Vest Investment Securities	Leonard & Company
Arvest Asset Management	Cuna Brokerage Services	Hantz Financial Services, Inc.	Liberty Partners Financial
Askar Corp	CUSO Financial Services	Harbor Financial Services	Lincoln Financial Advisors
Aurora Capital LLC	D.A. Davidson & Co.	Harbour Investment, Inc.	Lincoln Financial Securities
Ausdal Financial Partners Inc.	D H Hill Securities LLP	Harger & Company	Lincoln Investment Planning
AXA Advisors LLC	Davenport & Company, LLC	Harris Investors Services	Lowell & Company Inc.
BancWest Investment Services Inc.	David A. Noyes & Company	Harvest Capital LLC	LPL Financial Corporation
BB&T Investment Services Inc.	Delta Equity Services	Hazard & Siegel, Inc.	M & T Securities
BCG Securities	Dewaay Financial Network, LLC	HBW Securities	M&I Financial Advisors, Inc.
Beneficial Investment Services	Eagle One Investments, LLC	Hilliard Lyons	M. Griffith, Inc.
Benjamin F. Edwards & Co. Inc.	Equable Securities Corp	Hornor Townsend & Kent, Inc.	Madison Avenue Securities
Berthel Fisher & Company Financial Services	Equitas America	HSBC Securities	Main Street Securities
Bestvest Investments LTD	Equity Services, Inc.	Huntington Investment Company	Merrill Lynch, Pierce, Fenner
BFT Financial Group	Essex National Securities, Inc.	IBN Financial Services	& Smith, Inc.
BOSC, Inc.	Fifth Third Securities	IMS Securities	Metlife Securities
Brewer Financial Services	Financial Advisers of America	Independence Capital Company	Michigan Securities Inc.
Bristol Financial Services Inc.	Financial Network Investment	Independent Financial Group	Mid Atlantic Securities Inc.
Broker Dealer Financial	Financial Telesis Inc.	Infinex Investments Inc.	MidAmerica Financial Services
BrokersXpress, LLC	Financial West Investment Group	ING Financial Advisers	Milkie/Ferguson Investments
Brookstone Securities	Fintegra Financial Solutions	ING Financial Partners Inc.	MML Investors Services Inc.
Cadaret, Grant & Company	First Allied Securities, Inc.	Institutional Securities Corp.	Moloney Securities Co., Inc.
Cambridge Investment Research	First Citizens Investor Services	InterCarolina Financial Services	Money Concepts Capital Corp.
Cantella & Co, Inc.	First Citizens Securities Corp.	Invest Financial Corporation	Money Management Advisory, Inc.
Cape Securities Inc.	First Financial Equity	Investacorp, Inc.	Morgan Keegan & Company
Capital Financial Services	First Heartland Capital, Inc.	Investment Centers of America, Inc.	Multi-Financial Securities Corp.
Capital Financial Solutions	First Independent Financial	Investment Professionals, Inc.	Mutual of Omaha Investor Services, Inc.
Capital Growth Resources	First Liberties Financial	Investors Capital Corp.	Mutual Trust Company
Capital Guardian LLC	First Merit Financial Services	Investors Security Co Inc.	National Planning Corporation
Capital Investment Group	Foothill Securities, Inc.	J P Turner & Company, LLC	Navy Federal Brokerage Services
Capitol Securities Management	Foresters Equity Services Inc.	J W Cole Financial Inc.	Neidiger Tucker Bruner, Inc.
Capwest Securities, Inc.	Fortune Financial Services	Janney Montgomery Scott LLC	Newbridge Securities Corporation
Centaurus Financial, Inc.	Founders Financial Securities	J.J.B. Hilliard, W.L. Lyons, Inc.	Newport Coast Securities, Inc.
Center Street Securities	FSC Securities Corporation	JRL Capital Corporation	NEXT Financial Group, Inc.
NFP Securities, Inc.	RBC Capital Markets Corp.	St. Bernard Financial Services	United Planners
Northeast Securities, Inc.	Regal Securities Inc.	Sterne Agee Financial Services	USA Financial Securities Corp.
Northridge Securities Corp.	Resource Horizons Group	Stifel Nicolaus & Company	UVEST
NPB Financial Group	Ridgeway & Conger Inc.	Stonehurst Securities, Inc.	Valic Financial Advisors, Inc.
NRP Financial, Inc.	Robert W Baird & Company, Inc.	Strategic Financial Alliance	Valley National Investments
OneAmerica Securities	Rogan & Associates, Inc.	Summit Brokerage Services, Inc.	Valmark Securities, Inc.
Oppenheimer & Co., Inc.	Royal Alliance Associates, Inc.	Summit Equities Inc.	Vanderbilt Securities LLC
Pacific West	Royal Securities	Sunset Financial Services, Inc.	VSR Financial Services, Inc.
Packerland Brokerage Services	Sagepoint Financial, Inc.	SWBC Investment Services, LLC	Wall Street Financial Inc.
Park Avenue Securities	Sammons Securities Company, LLC	Symetra Investment Services	Walnut Street Securities
Paulson Investment Company	Sanders Morris Harris, Inc.	Synergy Investment Group	Waterford Investor Services
People’s Securities, Inc.	Securian Financial Services	The Investment Center, Inc.	Wayne Hummer Investments
Planmember Securities	Securities America, Inc.	The Leaders Group, Inc.	Wedbush Morgan Securities
Presidential Brokerage, Inc.	Securities Service Network	The O.N. Equity Sales Company	Wells Fargo Advisors LLC
Prime Capital Services Inc.	Sigma Financial Corporation	Thrivent Investment Management	Western Equity Group
Primevest Financial Services, Inc.	Signator Investors, Inc.	Tower Square Securities, Inc.	Westminster Financial
Pro Equities, Inc.	SII Investments, Inc.	Transamerica Financial Advisors, Inc.	WFG Investments, Inc.
Professional Asset Management	Silver Oak Securities	Triad Advisors, Inc.	Williams Financial Group
Prospera Financial Services, Inc.	SMH Capital, Inc.	Triune Capital Advisors	Woodbury Financial Services, Inc.
Purshe Kaplan Sterling	Sorrento Pacific Financial, LLC	Trustmont Financial Group	Workman Securities
QA3 Financial Corporation	Southeast Investments	U.S. Bancorp Investments, Inc.	World Equity Group, Inc.
Quest Securities	Southwest Securities Financial Services	UBS Financial Services, Inc.	World Group Securities Inc.
Questar Capital Corp	Spectrum Capital	UnionBanc Investment Services LLC	WRP Investments Inc.
Raymond James	Spire Securities, LLC	United Equity Securities	Wunderlich Securities

APPENDIX C

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®” and “Jackson®” are trademarks or service marks of Jackson National Life Insurance Company.

The “Dow Jones ® ”, “Dow Jones Industrial Average SM ”, “DJIA SM ” “Dow Jones Select Dividend Index SM ,” “The Dow SM ” and “the Dow 10 SM ” are products of Dow Jones Indexes, the marketing name of and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use.   “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM,” “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).  The JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management Dow SM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund (“Funds”) are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates.  Dow Jones, CME and their respective affiliates make no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.  The only relationship of Dow Jones, CME or any of their respective affiliates to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones ® ”, “Dow Jones Industrial Average SM ”, “DJIA SM ” “Dow Jones Select Dividend Index SM ,” “The Dow SM ” and “the Dow 10 SM ”, which is determined, composed and calculated by CME without regard to Jackson or the Funds .  Dow Jones and CME have no obligation to take the needs of Jackson or the owners of the Funds into consideration in determining, composing or calculating the Funds .  Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.  Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds .

Dow Jones, CME and their respective affiliates do not:
●	Sponsor, endorse, sell or promote the Funds .
●	Recommend that any person invest in the Funds.
●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
●	Have any responsibility or liability for the administration, management or marketing of the Funds.
●	Consider the needs of the Funds in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the Funds. Specifically,
●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
	●	The results to be obtained by the Funds or any other person in connection with the use of the DJIA and the data included in the DJIA;
	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the Funds and not for any other third parties.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ,” “THE DOW SM ” and “THE DOW 10 SM ” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ,” “THE DOW SM ” and “THE DOW 10 SM ”  OR ANY DATA INCLUDED THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ,” “THE DOW SM ” and “THE DOW 10 SM ” OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND JACKSON, OTHER THAN THE LICENSORS OF CME.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:

• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;

• The accuracy or completeness of the Index and its data;

• The merchantability and the fitness for a particular purpose or use of the Index and its data;

• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;

• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“ STANDARD & POOR’S ®,” “S&P®,” “S&P 500®,” “ STANDARD & POOR’S 500®,” “S&P 500 ® Index,” “S&P MIDCAP 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P® SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management S&P® 24 Fund and any other investment fund or other vehicle that is offered by third parties that uses an S&P Index as a benchmark or measure of performance, bears the S&P mark and /or seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund s or any member of the public regarding the advisability of investing in the Funds or other such fund or vehicle .  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Additional Information, personalized illustrations or other documents.  You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission.  The Statement of Additional Information that relates to this prospectus is dated May 1, 2011 .  The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus.  You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission.  You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC.  Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov.  Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File No. 811-09933

JACKSON ADVISORSM VUL
(Formerly JNL Advisor VUL®)

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE
issued by
JACKSON NATIONAL LIFE INSURANCE COMPANY®
through
JACKSON NATIONAL SEPARATE ACCOUNT IV
1 Corporate Way
Lansing, Michigan 48951

Jackson® Life Service Center	IMG Service Center
P.O. Box 30502	P.O. Box 30386
Lansing, Michigan 48909-8002	Lansing, Michigan 48909-7886
1-800-766-4683	1-800-777-7779

 Jackson National Life Insurance Company (Jackson®) is offering the individual flexible premium adjustable variable life insurance policy described in this prospectus.  The policy provides insurance coverage on the life of one Insured.  Please read this prospectus carefully before investing and keep it for future reference.  Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Accumulated Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Accumulated Value.  The portion of your Accumulated Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium.  You bear the entire investment risk on amounts allocated to the Investment Divisions.  The investment policies and risks of each Underlying Mutual Fund are described in the accompanying prospectuses for the JNL® Series Trust and JNL Variable Fund LLC and its Underlying Mutual Funds.  The Accumulated Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Not all terms, conditions, benefits, programs, features, and investment options may be available or approved in every state.  Please understand that the policy terms will govern the way the policy works and all rights and obligations.

 Individual flexible premium adjustable variable life insurance policies involve risks, including possible loss of principal.  They are not deposits of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or to purchase additional variable life insurance if you already own a variable life insurance policy.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.  Jackson does not authorize any information or representations regarding the offering described in this prospectus other than as based in this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

 Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Date Of This Prospectus Is May 1, 2011

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TABLE OF CONTENTS

FEE TABLE	1
Transaction Fees	1
Periodic Charges	1
Optional Rider Charges	2
Charges Assessed Against the Underlying Mutual Funds	3
Individual Underlying Mutual Fund Company Annual Expenses	6
SUMMARY	10
Description of the Policy and Policy Benefits	10
Risks of the Policy	12
The Underlying Mutual Funds and Associated Risks	14
PURCHASE AND ALLOCATION	14
Purchasing a Policy	14
Premiums and Premium Limits	15
Planned Premium	15
Allocation of Premium	15
Accumulated Value	16
Accumulation Unit Value	16
Transfer of Accumulated Value	16
Restrictions on Transfers	17
Transfers Authorized by Telephone or the Internet	17
Dollar Cost Averaging	18
Rebalancing	18
THE SEPARATE ACCOUNT	19
The Underlying Mutual Funds	19
Voting Privileges	30
Additions, Deletions, and Substitutions of Securities	31
THE FIXED ACCOUNT	31
POLICY BENEFITS AND RIGHTS	32
Death Benefit	32
Death Benefit Options	32
Minimum Death Benefit	33
Changes in Death Benefit Option	34
Changes in Specified Death Benefit	34
Optional Insurance Benefits	35
Policy Loans	37
Surrenders	38
Partial Surrenders	38
Status of Policy at Attained Age 121	40
Termination and Grace Period	40
Reinstatement	40
Right to Examine the Policy	41
Postponement of Payment	41
CHARGES AND DEDUCTIONS	41
Premium Charges	41
Asset Based Risk Charge	42
Monthly Deduction	42
Cost of Insurance Charge	42
Monthly Policy Fee	43
Monthly Administrative Charge	43
Transfer Charge	43
Illustration Charge	44
Re-Underwriting Charge	44
Rider Charges	44
Additional Policy Charges	44
Underlying Mutual Fund Expenses	44
Advisory Service Fees	44
Special Provisions for Group or Sponsored Arrangements	44
Purpose and Amount of Charges	44
GENERAL POLICY PROVISIONS	44
Statements to Owners	44
Limit on Right to Contest	45
Suicide	45
Misstatement as to Age and Sex	45
Beneficiary	45
Assignment	45
Creditors' Claims	45
Dividends	45
Notice and Elections	45
Modification	45
Conversion	45
FEDERAL TAX CONSIDERATIONS	46
Taxation of Jackson and the Separate Account	46
Jackson Taxation	46
Tax Status of the Policy	46
Diversification Requirements	47
Owner Control	47
Tax Treatment of Life Insurance Death Benefit Proceeds	47
Tax Deferral During Accumulation Period	47
Distributions	47
Policies Which Are MECs	48
Policies Which Are Not MECs	48
Treatment Beyond Attained Age 121	49
Actions to Ensure Compliance with the Tax Law	49
Federal Income Tax Withholding	49
Tax Advice	49
DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT	49
Jackson National Life Insurance Company	49
The Separate Account	49
Safekeeping of the Separate Account's Assets	49
State Regulation of Jackson	50
DISTRIBUTION OF POLICIES	50
LEGAL PROCEEDINGS	51
FINANCIAL STATEMENTS	51
PRIVACY POLICY	51
GLOSSARY OF TERMS	53
APPENDIX A	55
APPENDIX B	56
APPENDIX C	58
WHERE YOU CAN FIND MORE INFORMATION	64

Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 53 of this prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  The first table (and footnotes) describes the fees and expenses that you pay at the time that you buy or surrender the policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted 1
Premium Tax Charge	When premium is allocated	2.5% of each premium 2
Federal (DAC) Tax Charge	When premium is allocated	1.5% of each premium 3
Transfer Charge 4	Each transfer in excess of 15 in any Policy Year	$25 per transfer
Illustration Charge 5	Each in-force illustration in excess of one in any Policy Year	$25 per illustration
Re-Underwriting Fee	If a transaction under your policy requires underwriting approval after the Commencement Date	$25 per transaction
Partial Surrender Fee	When you make a partial surrender	$25 per partial surrender
Expedited Delivery Charge 6	When you request expedited delivery of surrender, partial surrender or loan proceeds	$20 for wire transfers $10 for overnight delivery $22.50 for Saturday delivery
1	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 41 for more information about these charges and our current charges.
2	For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.
3	Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.
4	There are no transfer charges on dollar cost averaging and automatic asset rebalancing.
5	This charge is not deducted from your Accumulated Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.
6
This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds.  We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

The second table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the Underlying Mutual Fund fees and expenses.

PERIODIC CHARGES

Charge	When Charge is Deducted	Amount Deducted 7
Cost of Insurance Charge (per $1,000 Net Amount at Risk) 8	Monthly
Maximum and Minimum COI Charge:		Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
COI Charge for a 45-year-old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)
Policy Fee	Monthly	$10 per month during Policy Years 1-10 and $8 per month thereafter
Administrative Charge 9	Monthly
Maximum: $0.30
Minimum: $0.05
per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) for 15 years from the date of issue or increase, as applicable
$0.01 per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) thereafter

Administrative Charge for a 45 year old		$0.05 per month per $1,000 during Policy Years 1-15, and $0.01 per month per $1,000 thereafter
Asset Based Risk Charge 10	Daily	1.00% (on an annual basis) in all Years
Policy Loan Interest Rate 11	Annually (accrues daily)	4%
Tax Charge 12	Daily	Currently: None

7	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 41 for more information about these charges and our current charges.
8
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  A flat extra charge may apply, which would cover any additional risk with your policy.  We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy.  Our current cost of insurance charges also vary depending on the Specified Death Benefit of the Policy.  For more information about the calculation of the cost of insurance charges, see “Cost of Insurance Charge” on page 42 .

See “Cost of Insurance Charge” on page 42 for a description of how the Net Amount at Risk is determined

The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

9	The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

Issue Age	$ Per $1,000	Issue Age	$ Per $1,000
0-49	0.050	80-85	0.200
50-54	0.055	86	0.220
55-59	0.060	87	0.240
60-64	0.070	88	0.260
65-69	0.085	89	0.280
70-74	0.095	90	0.300
75-79	0.150

Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date.  The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

10
This is the maximum guaranteed Asset Based Risk Charge.  The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.15% per annum through your tenth Policy Year.  There is no Asset Based Risk Charge in subsequent Policy years.  For information regarding our current charges, see “Asset Based Risk Charge” on page 42 .  Policies applied for before October 6, 2008 referred to this charge as the mortality and expense risk charge.

11
A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%.  (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

12
We currently do not deduct a separate charge against the Separate Account for income taxes.  In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

Currently, we are offering the following optional riders.  The charges for the rider you select are deducted monthly from your Accumulated Value as part of the Monthly Deduction.  You may not be eligible for all optional Riders shown below.  The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 35 .

OPTIONAL RIDER CHARGES

Optional Benefit	When Charge is Deducted	Amount Deducted 13

Terminal Illness Benefit Rider 14	No Charge	None

Guaranteed Death Benefit (GDB) Rider 14	No Charge	None

Overloan Protection Benefit Rider 14	No Charge	None

Waiver of Monthly Deductions	Monthly	Maximum: $36.00 per $100 of Monthly Deduction Minimum: $3.00 per $100 of Monthly Deduction

Waiver of Specified Premium	Monthly	Maximum: $0.11 per $1 of Monthly Specified Premium Minimum: $0.03 per $1 of Monthly Specified Premium
Other Insured Term Insurance Rider (per $1,000 of Rider Coverage) 15 Maximum and Minimum COI Charge	Monthly	Maximum: $83.33 per $1,000 Minimum: $0.15 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
Initial COI Charge for a 45 year old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Monthly Administrative Charge	Monthly	$0.07 per $1,000 of Death Benefit (charged only in year 1)
Protector Term Insurance Rider (No longer offered as of November 3, 2008) Maximum and Minimum Cost of Insurance Charge (per $1,000 of Rider Coverage) 15	Monthly	Maximum: $71.86 per $1,000 Minimum: $0.04 per $1,000
Cost of Insurance Charge for a 45 year old Male Preferred Nonsmoker (30 year term)15		$0.31 per $1,000

Child Insurance Rider	Monthly	$2.08 per $5,000 of coverage ($25 on an annual basis)

13	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 41 for more information about these charges and our current charges.
14	There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application (in states where available).
15
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in your policy.  Our current cost of insurance charges also vary depending on the rider death benefit.  The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

The following table describes Underlying Mutual Fund fees and expenses that you will pay periodically during the time that you own the policy.  The table shows the minimum and maximum fees and expenses charged by any of the Underlying Mutual Funds.  More detail concerning each Underlying Mutual Fund's fees and expenses is contained in the prospectus for each Underlying Mutual Fund.

CHARGES ASSESSED
AGAINST THE UNDERLYING MUTUAL FUNDS

	Maximum	Minimum
Total Annual Underlying Mutual Fund Operating Expenses 16 (expenses that are deducted from Underlying Mutual Fund assets, including management and administrative fees, 12b-1 service fees and other expenses)	2.25%	0.37%

16
The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 20 10 for the Underlying Mutual Funds in which the Separate Account invests.

The Underlying Mutual Funds' expenses are assessed at the Underlying Mutual Fund level and are not direct charges against the Investment Division or the Accumulated Value.  These expenses are taken into account in computing each Underlying Mutual Fund's per share net asset value, which in turn is used to compute the corresponding Investment Division's Accumulated Value.

Each Investment Division purchases shares of the corresponding Underlying Mutual Fund at net asset value.  The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Underlying Mutual Fund.  The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year.  Each Investment Division invests in Class B shares of the Underlying Mutual Fund.  For each Investment Division, the fees and expenses of the Underlying Mutual Fund shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

The figures in the following table show expense ratios for the individual Underlying Mutual Funds for the year ended December 31, 20 1 0, except where otherwise noted.

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Underlying Mutual Fund Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Underlying Mutual Fund Expenses
JNL/American Funds ® Blue Chip Income and Growth	1.27% D	0.00%	0.02% D	0.00%	1.29% D	0.45% E	0.84% D,E
JNL/American Funds Global Bond	1.39% D	0.00%	0.03% D	0.00%	1.42% D	0.55% E	0.87% D,E
JNL/American Funds Global Small Capitalization	1.61% D	0.00%	0.04% D	0.00%	1.65% D	0.60% E	1.05% D,E
JNL/American Funds Growth-Income	1.12% D	0.00%	0.02% D	0.00%	1.14% D	0.40% E	0.74% D,E
JNL/American Funds International	1.49% D	0.00%	0.04% D	0.00%	1.53% D	0.55% E	0.98% D,E
JNL/American Funds New World	1.94% D	0.00%	0.06% D	0.00%	2.00% D	0.80% E	1.20% D,E
JNL/BlackRock Global Allocation H	1.40% G	0.00%	0.13% G	0.02% G	1.55% G	0.66% E	0.89% G,E
JNL/WMC Money Market	0.37%	0.00%	0.00%	0.00%	0.37%	0.10%	0.27%

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12 b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses
JNL/BlackRock Commodity Securities	0.79%	0.00%	0.01%	0.01%	0.81%
JNL/Capital Guardian Global Balanced	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Capital Guardian Global Diversified Research	0.87%	0.00%	0.01%	0.01%	0.89%
JNL/Capital Guardian U.S. Growth Equity	0.75%	0.00%	0.00%	0.01%	0.76%
JNL/Eagle Core Equity	0.73%	0.00%	0.00%	0.02%	0.75%
JNL/Eagle SmallCap Equity	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/Franklin Templeton Global Growth	0.87%	0.00%	0.01%	0.01%	0.89%
JNL/Franklin Templeton Income	0.76%	0.00%	0.00%	0.01%	0.77%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.00%	0.00%	0.02%	1.12%
JNL/Franklin Templeton Mutual Shares	0.85%	0.00%	0.01% F	0.02%	0.88%
JNL/Franklin Templeton Small Cap Value	0.94%	0.00%	0.00%	0.02%	0.96%
JNL/Goldman Sachs Core Plus Bond	0.68%	0.00%	0.00%	0.04%	0.72%
JNL/Goldman Sachs Emerging Markets Debt	0.87%	0.00%	0.01%	0.03%	0.91%
JNL/Goldman Sachs Mid Cap Value	0.81%	0.00%	0.01%	0.01%	0.83%
JNL/Goldman Sachs U.S. Equity Flex	0.95%	0.00%	0.73% F	0.01%	1.69%
JNL/Invesco Global Real Estate	0.86%	0.00%	0.00%	0.00%	0.86%
JNL/Invesco International Growth	0.81%	0.00%	0.01%	0.01%	0.83%
JNL/Invesco Large Cap Growth	0.76%	0.00%	0.00%	0.01%	0.77%
JNL/Invesco Small Cap Growth	0.95%	0.00%	0.00%	0.01%	0.96%
JNL/Ivy Asset Strategy	1.04%	0.00%	0.01%	0.02%	1.07%
JNL/JPMorgan International Value	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/JPMorgan MidCap Growth	0.80%	0.00%	0.01%	0.00%	0.81%
JNL/JPMorgan U.S. Government & Quality Bond	0.51%	0.00%	0.00%	0.01%	0.52%
JNL/Lazard Emerging Markets	1.02%	0.00%	0.01%	0.01%	1.04%
JNL/Lazard Mid Cap Equity	0.81%	0.00%	0.01%	0.01%	0.83%
JNL/M&G Global Basics	1.00%	0.00%	0.02%	0.01%	1.03%
JNL/M&G Global Leaders	1.00%	0.00%	0.04%	0.00%	1.04%
JNL/Mellon Capital Management European 30	0.57%	0.00%	0.01%	0.00%	0.58%
JNL/Mellon Capital Management Pacific Rim 30	0.57%	0.00%	0.01%	0.00%	0.58%
JNL/Mellon Capital Management S&P 500 Index	0.36%	0.00%	0.01%	0.00%	0.37%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.39%	0.00%	0.01%	0.00%	0.40%
JNL/Mellon Capital Management Small Cap Index	0.38%	0.00%	0.02%	0.01%	0.41%
JNL/Mellon Capital Management International Index	0.43%	0.00%	0.04%	0.00%	0.47%
JNL/Mellon Capital Management Bond Index	0.37%	0.00%	0.00%	0.01%	0.38%
JNL/Mellon Capital Management Global Alpha	1.15%	0.00%	0.01%	0.01%	1.17%
JNL/Oppenheimer Global Growth	0.84%	0.00%	0.02%	0.00%	0.86%
JNL/PAM Asia ex-Japan	1.05%	0.00%	0.06%	0.00%	1.11%
JNL/PAM China-India	1.10%	0.00%	0.03%	0.01%	1.14%
JNL/PIMCO Real Return	0.59%	0.00%	0.03%	0.00%	0.62%
JNL/PIMCO Total Return Bond	0.60%	0.00%	0.01%	0.00%	0.61%
JNL/PPM America High Yield Bond	0.55%	0.00%	0.01%	0.02%	0.58%
JNL/PPM America Mid Cap Value	0.85%	0.00%	0.01%	0.00%	0.86%
JNL/PPM America Small Cap Value	0.85%	0.00%	0.01%	0.00%	0.86%
JNL/PPM America Value Equity	0.65%	0.00%	0.01%	0.00%	0.66%
JNL/Red Rocks Listed Private Equity	0.98%	0.00%	0.00%	1.27%	2.25%
JNL/T. Rowe Price Established Growth	0.68%	0.00%	0.00%	0.00%	0.68%
JNL/T. Rowe Price Mid-Cap Growth	0.81%	0.00%	0.00%	0.00%	0.81%
JNL/T. Rowe Price Short-Term Bond	0.52%	0.00%	0.00%	0.05%	0.57%
JNL/T. Rowe Price Value	0.74%	0.00%	0.00%	0.00%	0.74%
JNL/WMC Balanced	0.55%	0.00%	0.01%	0.02%	0.58%
JNL/WMC Value	0.59%	0.00%	0.01%	0.00%	0.60%
JNL/S&P Competitive Advantage	0.50%	0.00%	0.01%	0.00%	0.51%
JNL/S&P Dividend Income & Growth	0.50%	0.00%	0.00%	0.00%	0.50%
JNL/S&P Intrinsic Value	0.50%	0.00%	0.01%	0.00%	0.51%
JNL/S&P Total Yield	0.50%	0.00%	0.01%	0.00%	0.51%
JNL/Mellon Capital Management Nasdaq ® 25	0.46%	0.00%	0.04%	0.00%	0.50%
JNL/Mellon Capital Management Value Line ® 30	0.44%	0.00%	0.10%	0.00%	0.54%
JNL/Mellon Capital Management Dow SM Dividend	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management S&P ® 24	0.45%	0.00%	0.01%	0.00%	0.46%
JNL/Mellon Capital Management 25	0.44%	0.00%	0.01%	0.00%	0.45%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.00%	0.00%	0.00%	0.45%
JNL/Mellon Capital Management JNL 5	0.42%	0.00%	0.02%	0.00%	0.44%
JNL/Mellon Capital Management VIP	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.00%	0.04%	0.00%	0.48%
JNL/Mellon Capital Management S&P ® SMid 60	0.45%	0.00%	0.01%	0.00%	0.46%
JNL/Mellon Capital Management NYSE ® International 25	0.53%	0.00%	0.04%	0.00%	0.57%
JNL/Mellon Capital Management Communications Sector	0.49%	0.00%	0.03%	0.00%	0.52%
JNL/Mellon Capital Management Consumer Brands Sector	0.49%	0.00%	0.02%	0.00%	0.51%
JNL/Mellon Capital Management Financial Sector	0.46%	0.00%	0.03%	0.00%	0.49%
JNL/Mellon Capital Management Healthcare Sector	0.46%	0.00%	0.03%	0.00%	0.49%
JNL/Mellon Capital Management Oil & Gas Sector	0.44%	0.00%	0.03%	0.00%	0.47%
JNL/Mellon Capital Management Technology Sector	0.45%	0.00%	0.03%	0.00%	0.48%

A
Certain Funds pay Jackson National Asset Management, LLC, the Investment Adviser and Administrator, an administrative fee for certain services provided to each Fund.

The JNL/American Funds ® Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund,  JNL/BlackRock Commodity Securities Fund, JNL/BlackRock Global Allocation Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia Ex-Japan Fund, JNL/Red Rocks Listed Private Equity Fund, and all of the JNL/Mellon Capital Management Funds, except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund,  JNL/Mellon Capital Management NYSE ® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund, each pay an administrative fee of 0.15%.

The JNL/Mellon Capital Management NYSE International 25 Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, and JNL/PAM China-India Fund each pay an administrative fee of 0.20%.

All other Funds each pay an administrative fee of 0.10%.

The Management and Admin Fee and the Total Annual Underlying Mutual Fund Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B
Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, fees and expenses of the disinterested Trustees/Managers, independent legal counsel to the disinterested Trustees/Managers fees, and other operating expenses not otherwise covered by the administrative fee.

C
Acquired fund fees and expenses represent each Fund’s pro rata share of fees and expenses of investing in securities deemed “investment companies”, including money market funds used for purposes of investing available cash balances.

D
Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.42%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.44%.

JNL/American Funds Global Bond Fund: Management Fee: 0.54%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.57%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.71%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.75%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.53%.

JNL/American Funds New World Fund: Management Fee: 0.74%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.80%.

E
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services.  This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.  This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

F
Amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the security sold short.  In addition, the Fund incurs fees in connection with the borrowing of securities related to short sale transactions.  For the period ended December 31, 2010, the total cost of short sales transactions to the JNL/Goldman Sachs U.S. Equity Flex Fund was 0.72%

G H
Fees and expenses at the Master Fund level for Class I shares of the Fund are as follows:  Management Fee: 0.35%; Other Expenses: 0.13%; Acquired Fund Fees and Expenses:  0.02%; Total Annual Portfolio Operating Expenses: 0.50%.

The Investment Division that invests in the JNL/BlackRock Global Allocation Fund currently is not accepting any additional allocations or transfers.  Please see “The Separate Account” on Page 19 for more information.

Summary

Description of the Policy and Policy Benefits

1.   What is an Individual Flexible Premium Adjustable Variable Life Insurance Policy?

Your policy is designed to be flexible to meet your specific life insurance needs.  Your policy has a Death Benefit, Accumulated Value and other features of life insurance providing fixed benefits.  Your policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much premium you want to pay.  Your policy is a “variable” policy because the Accumulated Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums.  The policy provides you with an opportunity to take advantage of any increase in your Accumulated Value but you also bear the risk of any decrease.

2.   What are the Premiums for this Policy?

You have considerable flexibility as to the timing and amount of your premiums.  You must pay an initial premium to place the policy in force.  Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions.  See “Purchase and Allocation” on page 14 for further details.  However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see “Can my Policy Lapse?” on page 12.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us.  In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the “Code”), unless you also request an increase in the Specified Death Benefit that we approve.  We also will not accept any premium that would cause your policy to be deemed a “modified endowment contract” under the Code, without your written consent or acknowledgement.

3.   What is the Guaranteed Death Benefit (GDB) Rider?

The GDB Rider helps to keep your policy in force for the duration of the rider, if you meet its premium requirement, notwithstanding the Accumulated Value.  The premium requirement is met if, on each Monthly Anniversary, the total premiums paid, less Debt and less partial surrenders, are equal to or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 121, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premiums received plus the amount of the loan.  The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65.  This rider is available only with Death Benefit Options A and B.  For more information about this rider, see “Guaranteed Death Benefit (GDB) Rider” on page 36 .

4.  How is my Accumulated Value Determined?

Your Accumulated Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account.  Your Accumulated Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed.  We have summarized the charges imposed under the policy in “Fee Table” and described them in more detail in “Charges and Deductions” on page 41 .  We do not guarantee a minimum Accumulated Value on amounts allocated to the Separate Account.  For more information about your Accumulated Value, see “Accumulated Value” on page 16 .

5.   How are my Premiums Allocated?

Before your premiums are allocated to the Accumulated Value, we deduct a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively , “Premium Charges”).  For more detail, see the Fee Table on page 1 and “Charges and Deductions” on page 41 .  The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis.  You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date.  See “Right to Examine the Policy” on page 41 for more information about the Right to Examine Period.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions.  We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center.  However, we reserve the right to delay the allocation of any Net Premium that requires underwriting.  We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us.  See “Allocation of Premium” on page 15 for more information about how your premiums are allocated.

6.   May I Transfer Accumulated Value Among the Investment Divisions and the Fixed Account?

You may transfer Accumulated Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions.  Regarding the transfer restrictions, see “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 16.

In addition, you may use our automatic dollar cost averaging and rebalancing programs.  For additional information, please see “Dollar Cost Averaging” on page 18 and “Rebalancing” on page 18.

7.   What are the Death Benefit Options?

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured.  The policy provides for three Death Benefit options.  Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit.  Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Accumulated Value, and the Minimum Death Benefit.  Under Option C, the Death Benefit equals the greater of (a) the Specified Death Benefit plus the greater of (i) the cumulative amount of all premiums paid minus total partial surrenders and (ii) zero and (b) the Minimum Death Benefit.

Policies applied for from October 6, 2008 through November 2, 2008 may have elected an optional Protector Term Insurance Rider that provides additional coverage on the policy’s Insured.  The costs and terms of the coverage under this rider are significantly different than the coverage that is provided under the base policy.   If your policy has such a rider, please refer to “Protector Term Insurance Rider” on page 37 for further information.

You must choose one of the Death Benefit options when you apply for a policy.  You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions.  We reserve the right to limit or refuse changes to the Death Benefit options.  For additional information, please see “Death Benefit Options” on page 32 .

8.   How is the Death Benefit Paid?

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary.  The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges).  We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death.  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Until due proof of death is received, any amount in the Separate Account will be subject to investment risk.  For additional information, please see “Death Benefit” on page 32 .

9.   Can I Increase or Decrease my Policy's Specified Death Benefit?

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit.  Your Specified Death Benefit can remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations.  After your first Policy Year, you may request to change your Specified Death Benefit.  You are permitted only one change per Policy Year.  Your written request must be for at least $10,000.  If you request an increase, you must provide evidence of insurability satisfactory to us.  An increase in the Specified Death Benefit increases the charges deducted from your Accumulated Value.  You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  The minimum is $100,000 for all policies.  We reserve the right to limit or refuse changes in the Specified Death Benefit.  For more detail, including the conditions and limitations, see “Changes in Specified Death Benefit” on page 34 .  In addition, modifying your policy's Specified Death Benefit might have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 46 .

10.   Do I have Access to the Value of my Policy?

Yes.  You may surrender your policy at any time for the Cash Surrender Value.  If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans, if that amount is greater than the Cash Surrender Value.

We also currently permit you to take up to twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland), after the first Policy Year.  The total partial surrender amount deducted from your Accumulated Value will consist of the amount payable to you, a flat fee not to exceed $25 and taxes.  The total partial surrender amount must be at least $500.  Other restrictions may apply.  For more information, see “What are the Limitations on Partial Surrender?” on page 13 and “Partial Surrenders” on page 38 .  A full or partial surrender may have tax consequences.  For more information, see “Federal Tax Considerations” beginning on page 46 .

11.   May I Take out a Policy Loan?

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations.  To secure a loan's repayment, we automatically transfer a corresponding amount of Accumulated Value to the Loan Account.  Day 1 Loans are also available.  For more information, see “Policy Loans” on page 37 .  Policy loans may have tax consequences if your policy is deemed to be a “modified endowment contract” for federal income tax purposes.  For more information, see “Policies Which Are MECs” on page 48 .

12.   Can I Cancel my Policy?

In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  For more information, see “Right to Examine the Policy,” on page 41 .  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.

Risks of the Policy

1.   Is my Accumulated Value Guaranteed?

Your Accumulated Value is not guaranteed.  (However, the payment of the Death Benefit may be guaranteed under the GDB Rider, assuming that you meet certain conditions.)  The value of your policy fluctuates with the performance of the allocation options you choose.  Your allocation options may not perform to your expectations.  Your Accumulated Values in the Investment Divisions may rise or fall depending on the performance of the Underlying Mutual Funds in which the Investment Divisions invest and the charges under your policy.  For more detail, please see “The Underlying Mutual Funds and Associated Risks” on page 14 and “The Separate Account” on page 19.  In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   Is this Policy Suitable for Short-Term Savings?

The policy is designed for long term financial planning.  Accordingly, you should not purchase the policy if you may need to access the Accumulated Value within a short time.  Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   Can my Policy Lapse?

Your policy could lapse and terminate without value if the Net Accumulated Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect.  If your Accumulated Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating.  We will notify you in writing.  See “Termination and Grace Period” on page 40 .  If you have any outstanding Debt when your policy lapses, you may have taxable income as a result.  See “Federal Tax Considerations” on page 46 .  Poor investment performance may cause your policy to lapse.  Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Accumulated Value.

4.   Are There Risks Involved with Specialized Uses of the Policy?

Because the policy provides for an accumulation of Accumulated Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes.  Purchasing the policy in part for such purposes may involve certain risks.  For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Accumulated Value to fund the purpose for which you purchased the policy.  Partial surrenders and policy loans may significantly affect current and future Accumulated Values, the Net Accumulated Value or Death Benefit Proceeds.  The policy is designed to provide benefits on a long-term basis.  Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.  In addition, using a policy for a specialized purpose may have tax consequences.  See “Federal Tax Considerations” on page 46 .

5.   What are the Limitations on Partial Surrender?

You may not take a partial surrender in the first Policy Year.  After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland).  We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year.  The minimum total partial surrender amount is $500, including a partial surrender fee not to exceed $25 and any applicable taxes.  A partial surrender will reduce your Net Accumulated Value and may reduce your Specified Death Benefit.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  If your partial surrender request would reduce your Net Accumulated Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage.  Please note that partial surrenders reduce your policy's Death Benefit.  See “Partial Surrenders” on page 38 .  In addition, partial surrenders may have tax consequences.  See “Federal Tax Considerations” on page 46 .

6.   What are the Limitations on Transfer?

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs.  We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.  See “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 16.

7.   What are the Limitations or Charges on Surrender of the Policy?

You may surrender your policy at any time without charge, subject to any outstanding Debt.  Surrendering your policy may have tax consequences.  See “Federal Tax Considerations” on page 46 .

8.   What are the Risks of Taking a Policy Loan?

Taking a loan from your policy may increase the risk that your policy will lapse.  The loan will have a permanent effect on your Accumulated Value and will reduce the Death Benefit Proceeds.  In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences.  See “Policies Which Are MECs” on page 48 .

9.   What are the Tax Consequences of Buying this Policy?

Your policy is structured to meet the definition of a life insurance contract under the Code.  We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.  We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy.  In addition, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.  The benefits under a policy may also be subject to taxes other than income taxes, including estate taxes.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a “modified endowment contract.”  Depending on the amount and timing of your premiums, your policy may meet that definition.  Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  Partial surrenders and policy loans, however, are treated differently.  For more information on the tax treatment of the policy, see “Federal Tax Considerations” on page 46 .

The Underlying Mutual Funds and Associated Risks

1.   What is an Underlying Mutual Fund?

Each of the Investment Divisions invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Each Underlying Mutual Fund holds its assets separate from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Underlying Mutual Funds.  Each Underlying Mutual Fund operates as a separate investment fund, and the income, gains and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other.  The Underlying Mutual Funds in which the Investment Divisions currently invest are set forth in this prospectus.  Some of the Investment Divisions described in this prospectus may not be available under your policy.  For more information about the Underlying Mutual Funds, please see “The Underlying Mutual Funds” on page 19.

2.   What are the Risks of the Underlying Mutual Funds?

We do not promise that the Underlying Mutual Funds will meet their investment objectives.  Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Underlying Mutual Funds in which those Investment Divisions invest.  You bear the investment risk that those Underlying Mutual Funds possibly will not meet their investment objectives.  A description of each Underlying Mutual Fund's investment policies and a comprehensive statement of each Underlying Mutual Fund's risks may be found in its prospectus.  For additional information, please see “The Underlying Mutual Funds” on page 19.

3.   How can I Learn More about the Underlying Mutual Funds?

You should read the Underlying Mutual Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

PURCHASE AND ALLOCATION

Purchasing a Policy.  You may apply to purchase a policy by submitting a written application to us through an authorized sales representative.  We will not issue a policy to insure people who are older than age 90.  The minimum Specified Death Benefit is $100,000.  Before we issue a policy, we require you to submit evidence of insurability satisfactory to us.  Acceptance of your application is subject to our underwriting rules.  We reserve the right to reject your application for any reason.  Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law.  Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements.  We apply our customary underwriting standards to the proposed Insured.  If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met.  An example of an outstanding requirement is an amendment to your policy that requires your signature.  We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner.  We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age.  Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary.  You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date.  At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations.  You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you.  The Policy Date determines Monthly Deduction days, Policy Months and Policy Years.  If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day and will have an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions.  Some of the conditions include the following:  all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions.  This temporary conditional insurance coverage is limited to $500,000 (less in some states, for example $25,000 in Kansas) or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date.  If we reject your application, we will not issue you a policy.  We will return any premium you have paid, adding interest if, as, and at the rate, required in your state.  We will not subtract any policy charges from the amount we refund to you.

Premiums and Premium Limits.  To place your policy in force, you generally must pay an initial premium.  As described in “Planned Premium” below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually.  You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

In general you may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in “Federal Tax Considerations” beginning on page 46 .  Premiums must be sent to us at the address on the first page.  Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary.  We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.  We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a “modified endowment contract” (MEC) under the Code as explained in “Federal Tax Considerations.”  Your Policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code.  You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test.  The Cash Value Accumulation test does not impose a premium limitation.  The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation.  For more information, see “Death Benefit Options” on page 32 and “Federal Tax Considerations” on page 46 .

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences.  Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you.  With your consent, we will hold any premium payment in excess of your policy's maximum received less than 15 days prior to a Policy Anniversary.  We will not credit interest on a held premium payment, which will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.  If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you.  Alternatively, you could request to increase your Specified Death Benefit (or, for policies applied for before October 6, 2008, the Schedule of Specified Death Benefits), subject to evidence of insurability.

Planned Premium.  In your policy application, you will be asked to establish a schedule of “planned premium” payments by specifying the amount and frequency of such payments.  You are not required to pay any planned premium.  We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you.  We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years.  You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled.  If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium.  And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force.  See “Guaranteed Death Benefit (GDB) Rider” on page 36 .

Allocation of Premium.  Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected.  We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application.  Percentages must be in whole numbers and the total allocation must equal 100%.  The minimum allocation percentage per allocation option is 1%.  We will allocate any additional premiums according to those percentages until you give us new allocation instructions.  You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  (We will hold in our general account all premium payments made before the Commencement Date.)  The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.  If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  In most cases, the Right to Examine Period is 10 days, but is longer in some cases.  See “Right to Examine the Policy” on page 41 for more information about the Right to Examine Period.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions.  On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions.  Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center.  If an additional premium would result in an increase in the Net Amount at Risk and thus requires underwriting, we may delay allocation until we have completed underwriting.  At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

Accumulated Value.  Your Accumulated Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account.  Your Accumulated Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders.  Your Accumulated Value is also subject to charges and deductions.  See “Charges and Deductions” on page 41 .  There is no minimum guaranteed Accumulated Value

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in “Allocation of Premiums” above.  We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day.  Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

Accumulation Unit Value.  We measure your Accumulated Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy.  When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division.  The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made.  The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions.  The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made.  However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding Underlying Mutual Fund and the deduction of certain charges and expenses.  We set the value of an Accumulation Unit at $10 when each Investment Division is established.  Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

(1)	Determine the total value of assets in the Investment Division;
(2)	Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and
(3)	Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the Underlying Mutual Funds for a description of how the assets of each Underlying Mutual Fund are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Accumulated Value.

Transfer of Accumulated Value.  You may request a transfer of Accumulated Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date.  You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account.  You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year.  This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days.  If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day.  Otherwise, we will make the transfer on the next day that is a Valuation Day.  We process transfers at the price next computed after we receive your transfer request.  We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers.  The policy is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Underlying Mutual Fund and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Underlying Mutual Fund.  Neither the policies nor the underlying Underlying Mutual Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy.  To protect Owners and the underlying Underlying Mutual Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;
•	requiring a minimum time period between each transfer;
•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or
•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size.  We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial surrender to access the Accumulated Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Transfers Authorized by Telephone or the Internet.  You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

You may make transfers by telephone or through the Internet.  Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.  Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.  We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order.  Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owner, designate d by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

Dollar Cost Averaging.  Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account.  The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually.  The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment.  In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates.  However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market.  Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center.  Call or write us for a copy of the request form and additional information concerning the program.  We may change, terminate, limit, or suspend dollar cost averaging at any time.

Rebalancing.  Rebalancing allows you to readjust the percentage of your Accumulated Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments.  Over time, the variations in each Investment Division's investment results will shift the balance of your Accumulated Value allocations.  Under the rebalancing program, we automatically transfer your Accumulated Value, back to the percentages you specify in accordance with procedures and requirements that we establish.  Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center.  Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulated Value allocated to the better performing segments.  Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing.  Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used.  We may change, terminate, limit, or suspend rebalancing at any time.

THE SEPARATE ACCOUNT

The Underlying Mutual Funds.  The Separate Account is divided into Investment Divisions.  Each Investment Division invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of JNL® Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act.  We briefly describe the Underlying Mutual Funds below.  You should read the current prospectuses for the Underlying Mutual Funds for more detailed and complete information concerning the Underlying Mutual Funds, their investment objectives and strategies, and the investment risks associated with the Underlying Mutual Funds.  If you do not have a prospectus for a Underlying Mutual Fund, contact us and we will send you a copy.

Each Underlying Mutual Fund holds its assets separately from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies.  Each Underlying Mutual Fund operates as a separate investment fund and the income, gains, and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other Underlying Mutual Fund.

Important information regarding the Investment Division investing in the JNL/BlackRock Global Allocation Fund (the “JNL/BlackRock Global Allocation Investment Division”):   Beginning February 22, 2011, the JNL/BlackRock Global Allocation Investment Division temporarily stopped accepting any additional allocations or transfers.  If you have an automatic program, such as Dollar Cost Averaging and Rebalancing, that had an allocation to the JNL/Black Rock Global Allocation Investment Division, you were requested to choose a replacement Investment Division by April 22, 2011.  In the absence of new allocation instructions, your allocations were and will continue to be made to the JNL/WMC Money Market Investment Division ( formerly, JNL/Select Money Market Investment Division ).  You may reallocate the Policy value in the JNL/WMC Money Market Investment Division to any other Investment Division.  Current amounts allocated to the JNL/BlackRock Global Allocation Investment Division will remain invested unless we receive instruction from you.  You may continue to make transfers and withdrawals out of the JNL/BlackRock Global Allocation Investment Division in connection with the usual transactions under a Policy, such as partial surrenders.  However, if you transfer out of the JNL/BlackRock Global Allocation Investment Division you will not be able to transfer back in until after such time as it may be reopened.  We will notify you regarding the future availability of the JNL/BlackRock Global Allocation Investment Division.

Underscored are the Underlying Mutual Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Underlying Mutual Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Underlying Mutual Funds are attached to this prospectus.

JNL Series Trust

JNL/American Funds ® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the Blue Chip Income and Growth Fund (“Master Blue Chip Income and Growth Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks a high level of total return through exclusive investment in the Class 1 shares of the Global Bond Fund (“Master Global Bond Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. The Master Fund invests primarily in debt securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Master Fund may also invest a portion of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSRO or determined to be of equivalent quality by the Master Fund’s investment adviser).  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the Global Small Capitalization Fund (“Master Global Small Capitalization Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the Growth-Income Fund (“Master Growth-Income Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Normally, the Master Growth-Income Fund invests up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the International Fund (“Master International Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies located outside the United States. The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the New World Fund (“Master New World Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking capital appreciation over time.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/BlackRock Global Allocation Fund (“Feeder Fund”) (Please Note:  The Investment Division that invests in the JNL/BlackRock Global Allocation Fund currently is not accepting any additional allocations or transfers.)

Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and BlackRock Advisors, LLC , investment adviser to the Master Fund)

Seeks high total investment return through exclusive investment in BlackRock Global Allocation Portfolio (the “Master Global Allocation Fund” or “Master Fund”), a series of BlackRock Series Fund, Inc. The Master Fund invests in a portfolio of equity, debt and money market securities and other short-term securities or instruments of issuers located around the world . Generally, the Master Fund’s portfolio will invest in both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Master Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns. The Master Fund may also invest in corporate loans.

JNL/BlackRock Commodity Securities Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% of its total assets in each strategy. The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodities Strategy” will focus on investments in commodity securities.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equities and 25% to 45% of the Fund’s assets to fixed-income.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

JNL/Capital Guardian U.S. Growth Equity Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts and other U.S. registered foreign securities that are tied economically to the U.S.).  The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

JNL/Eagle Core Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term growth through capital appreciation and, secondarily, current income by investing under normal circumstances at least 80% of its net assets in equity securities consisting primarily of common stocks of large U.S. companies.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000 ® .

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities (under normal market conditions).

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion (under normal market conditions).   The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index.   The Fund may invest in emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing mainly in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of companies in any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  The Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion , with portion or a significant amount in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

JNL/Goldman Sachs Emerging Markets Debt Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (sub-sub-adviser))

Seeks a high level of total return consisting of income and capital appreciation, by investing, under normal circumstances, at least 80% of its assets  in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries, sovereign and corporate debt of issuers located in emerging countries denominated in U.S. dollars, and/or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities of companies located in at least three countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks high total return over the long term by allocating its assets among primarily stocks, bonds, commodities, and short-term instruments of issuers located around the world.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.

JNL/Lazard Emerging Markets Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Management European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.   The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P Midcap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 index and sampling from the remaining securities.

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index .  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Management Global Alpha Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

JNL/PAM Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return and further seeks to achieve long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region , under certain circumstances .

JNL/PAM China-India Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India , under certain circumstances .

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.   Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities commonly referred to as “junk bonds” and related investments. The Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments such as options, futures contracts or swap agreements, including credit default swaps, and the Fund may also invest in securities of foreign issuers.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies, constituting the Russell Midcap Index at the time of the initial purchase.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index under normal market conditions at the time of initial purchase.  The range will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index.    At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.   The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities, including emerging markets.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by normally investing at least 80% of its assets, under normal market circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.   Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.    Income is a secondary objective.

JNL/WMC Balanced Fund   (formerly, JNL/Select Balanced Fund)
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.

JNL/WMC Money Market Fund   (formerly, JNL/Select Money Market Fund)
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments.

JNL/WMC Value Fund   (formerly, JNL/Select Value Fund)
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations (generally above $3 billion).

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three stocks with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC (“SPIAS”) seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL Variable Fund LLC

JNL/Mellon Capital Management Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies are selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Management Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for TimelinessTM.  The 30 stocks are selected each year by the sub-adviser based on certain positive financial attributes.

JNL/Mellon Capital Management DowSM Dividend Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on each Stock Selection Date.

JNL/Mellon Capital Management S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on each Stock Selection Date.

JNL/Mellon Capital Management S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor’s MidCap 400 Index and 30 companies in the Standard & Poor’s SmallCap 600 Index.  The 60 companies are selected on each Stock Selection Date.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.   The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital Management NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYESE”) .  The 25 companies are selected on each Stock Selection Date by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 stocks with the highest overall ranking on the two factors.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the Underlying Mutual Funds are similar to the investment objectives and policies of other mutual funds that the Underlying Mutual Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Underlying Mutual Funds may be higher or lower than the investment results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Underlying Mutual Funds will be comparable even though the Underlying Mutual Funds have the same investment sub-advisers.  The Underlying Mutual Funds described are available only through variable annuity and variable life Contracts issued by Jackson.  Shares of the Underlying Mutual Funds may also be sold directly to qualified retirement plans.  They are NOT offered or made available to the general public directly.

A Underlying Mutual Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Underlying Mutual Fund with a small asset base.  A Underlying Mutual Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing.  Additional Underlying Mutual Funds and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a Underlying Mutual Fund in shares of that Underlying Mutual Fund at net asset value.  The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business.  We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding Underlying Mutual Fund and redeem shares in the Underlying Mutual Funds to meet policy obligations.  The Underlying Mutual Funds are required to redeem their shares at net asset value and to make payment within seven days.

Certain Underlying Mutual Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.  It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Underlying Mutual Fund.  Although neither we nor any of the Underlying Mutual Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each Underlying Mutual Fund's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.  If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

Voting Privileges.  As a general matter, you do not have a direct right to vote the shares of the Underlying Mutual Funds held by the Investment Divisions to which you have allocated your Accumulated Value.  Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters.  We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues.  We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Underlying Mutual Fund for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions.  However, if you assign your policy, the assignee may be entitled to give voting instructions.  Retirement plans may have different rules for voting by plan participants.  If you send us written voting instructions, we follow your instructions in voting the Underlying Mutual Fund shares attributable to your policy.  If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners.  We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.  There is no requirement that we receive voting instructions from any minimum percentage of Owners before we can vote uninstructed shares in proportion to the instructions that we do receive.  Where only a relatively small percentage of owners have submitted instructions, however, we may solicit instructions from more Owners, in order to reduce the possibility that the instructions received are not reasonably representative.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Underlying Mutual Funds or to approve or disapprove an investment advisory contract for one or more of the Underlying Mutual Funds.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the Underlying Mutual Funds if we reasonably disapprove of the proposed change.  We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Underlying Mutual Fund or would result in the purchase of securities for the Underlying Mutual Fund that vary from the general quality and nature of investments and investment techniques utilized by the Underlying Mutual Fund.  If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law.  If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Underlying Mutual Fund shares without obtaining instructions from our Owners and we may choose to do so.

Additions, Deletions, and Substitutions of Securities.  If the shares of any of the Underlying Mutual Funds are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Underlying Mutual Fund is no longer preferred, we may add or substitute shares of another Underlying Mutual Fund or mutual fund for Underlying Mutual Fund shares already purchased or to be purchased in the future.  Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

(a)	to operate the Separate Account in any form permitted by law;
(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;
(c)	to transfer assets from one Investment Division to another, or from any Investment Division to our general account;
(d)	to add, combine, or remove Investment Divisions in the Separate Account;
(e)	to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and
(f)	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson's other assets.  The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account.  Your policy contains a more complete description of the Fixed Accounts.

The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act.  Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission.  The statements about the Fixed Account in this prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force.  With the Fixed Account, we will guarantee the amounts allocated and the crediting of a minimum rate of interest.  From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year.  We may declare different rates for amounts that are allocated to the Fixed Account at different times.  The rate will be re-set on the Policy Anniversary.  All of a policy's amounts in the Fixed Account will be re-set to the same rate on the Policy Anniversary.  We determine interest rates in accordance with a variety of factors.  The Asset Based Risk Charge and Underlying Mutual Fund Expenses do not apply to amounts allocated to the Fixed Account.  All other charges and deductions under a policy apply to amounts allocated to the Fixed Account to the same extent as they apply to amounts allocated to the variable investment options.  Therefore, the amount of your Fixed Account allocation (and interest thereon) that we guarantee is net of any such charges and deductions that are applicable under the terms of the policy.

Amounts allocated to the Fixed Account are part of the general account of Jackson.  We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request.  We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

POLICY BENEFITS AND RIGHTS

Death Benefit.  While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death.  We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies).  We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges.  The amount of Death Benefit is based on the Death Benefit option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Accumulated Value.  The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits.  Please see “Optional Insurance Benefits” beginning on page 35 .

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy, as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary).  The beneficiary will be unable to change the Accumulated Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death.  We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

In most cases, when the Death Benefit Proceeds are paid in a lump sum, we will pay the Death Benefit Proceeds by establishing an interest bearing account, called the “Beneficiary Access Account,” for the beneficiary, in the amount of the Death Benefit Proceeds.  We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds.  The Beneficiary Access Account is part of our general account.  It is not a bank account and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We receive a benefit from all amounts left in the Beneficiary Access Account.  As an alternative to establishing a Beneficiary Access Account, the beneficiary may request to receive a check for the Death Benefit Proceeds directly from the Company.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments.  If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option.  For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our sole discretion we may change the selection or the terms of the available payment options (if any) or discontinue offering them.  Before choosing to apply Death Benefit Proceeds to a payment option, your beneficiary should consult a qualified tax adviser.

Death Benefit Options.  You may choose one of three Death Benefit options, each of which depends in part on the amount of the Specified Death Benefit.  The three Death Benefit options are:

Option A:  the Death Benefit is the greater of:  (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit.  Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Accumulated Value.  As your Accumulated Value increases, the Net Amount at Risk under your policy generally decreases, unless your Accumulated Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.  See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

Option B:  the Death Benefit is the greater of (a) the Specified Death Benefit plus the Accumulated Value; or (b) the Minimum Death Benefit.  Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Accumulated Value.  Under this option your policy generally involves a constant Net Amount at Risk.

Option C:  the Death Benefit is the greater of:  (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit.  Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

Minimum Death Benefit.  The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Accumulated Value multiplied by the applicable Minimum Death Benefit percentage.  We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below.  While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle.  Your tax test choice is irrevocable and between the following:

•	the Cash Value Accumulation Test; and
•	the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations.  The percentage depends on an insured's age, sex, and underwriting risk classification.  Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value.  These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than an otherwise comparable policy with an Option B Death Benefit.  As a result, if the Investment Divisions you select experience favorable investment results, your Accumulated Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Accumulated Value.  Thus, you may prefer Option A if you are more interested in the possibility of increasing your Accumulated Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits.  Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

You choose a Death Benefit option in your application to purchase a policy.  If you do not choose a Death Benefit option, we will not issue a policy to you.

Example: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Accumulated Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Accumulated Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).

	A	B
Specified Death Benefit	$200,000	$200,000
Death Benefit Option	A	A
Insured's Age	50	50
Accumulated Value	$115,000	$95,000
Applicable Minimum Death Benefit Percentage	185%	185%
Death Benefit	$212,750	$200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Accumulated Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%).  Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Accumulated Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%).  This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

Changes in Death Benefit Option.  Subject to our consent, after the first Policy Year, you may change the Death Benefit option once each Policy Year by writing to us at the address given on the first page of this prospectus.  If you ask to change from Option A to Option B, we will reduce the Specified Death Benefit (or reduce each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your Policy by the amount of the Accumulated Value.  If you ask to change from Option B to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your policy by the amount of the Accumulated Value.  If you ask to change from Option C to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero.  The Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) will change in conjunction with your Death Benefit option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk.  You may not change from Option C to Option B or from Option A or B to Option C.  The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We will send confirmation of your change of Death Benefit Option.  We may require evidence of insurability satisfactory to us for a change from Option A to Option B.  We do not currently require you to prove insurability for other changes in Death Benefit option.

You may not change the Death Benefit option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit.  The GDB Rider is available only with Death Benefits Option A and B.

Changes in Specified Death Benefit.  At issue, your Specified Death Benefit can be scheduled to be level over the life of your Policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions.  Your Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) is set forth in the policy.  Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later.  Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Specified Death Benefit (or Schedule of Specified Death Benefits) following the Issue Date.  Otherwise, subject to our approval, after the first Policy Year, you may change the Specified Death Benefit (or Schedule of Specified Death Benefits) once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy.  Any change in Specified Death Benefit must be at least $10,000.  A change in the Specified Death Benefit (or Schedule of Specified Death Benefits) will take effect on the first Monthly Anniversary after we approve the request.  However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  To confirm changes in your policy's Specified Death Benefit (or Schedule of Specified Death Benefits), we will send you a confirmation of the change.  We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) will offset the most recent increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), if any, and the next most recent increase, but we do not permit a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code.  For more information, see “Death Benefit Options” beginning on page 32 .  We will not allow a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) during the first seven Policy Years or before seven Policy Years from an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits).

For an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable.  We will not approve a request for a Specified Death Benefit (or Schedule of Specified Death Benefits) increase if the Net Accumulated Value is too small to pay the Monthly Deduction through the end of the Policy Year.  For policies applied for before October 6, 2008, increases in the Schedule of Specified Death Benefits are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%.  For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

For policies applied for before October 6, 2008, refusing a scheduled increase in the Specified Death Benefit voids any future scheduled increases in the Specified Death Benefit.  Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability.  You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits.  Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to the underwriting at the time of the change.  This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied.  This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 46 .

Optional Insurance Benefits.  You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits; or in some cases we may add these riders to your policy automatically at no cost.  However, not all these riders may be available in the state where you purchased the policy, or the terms of the optional insurance benefits may differ in some states.  We may require evidence of insurability before we issue a rider to you.  If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction.  For more information concerning what riders are available and their operation and costs, please ask your sales representative or contact us at our Service Center.  At our sole discretion we may offer riders or stop offering any rider at any time.

Terminal Illness Benefit Rider.  The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider.  The Owner may request an accelerated benefit of between 25% and 100% of the Death Benefit (including any additional insurance coverage) or $250,000, if less.  The amount of the benefit under the policy will be subject to:  a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by the Company (not to exceed $100); and any unpaid policy charges.  If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested.  All other values under the policy will be reduced proportionately.  The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider.  This rider automatically attaches to a policy that qualifies at the time of application.  There is no expiry date for the Insured.  This rider terminates upon payment of any benefit under the rider.  The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

Overloan Protection Benefit Rider – Upon exercise, the rider provides a guarantee that the policy will not lapse due to the policy Debt exceeding the Accumulated Value or due to the Cash Surrender Value being insufficient to pay any Monthly Deduction.  This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding.  However, effects of exercising the rider include transferring any Accumulated Value in the Separate Account to the Fixed Account and setting the Specified Death Benefit equal to the Minimum Death Benefit.

Although there is no cost for the rider, the following exercise qualifications must be met before the rider may be exercised:

(1)	The Insured's Attained Age must be at least 75;

(2)	A minimum of 15 Policy Years must have elapsed since your Policy Date;

(3)	Exercising this rider must not cause the policy to exceed Guideline Premium limits (see “Premiums and Premium Limits” on page 15);

(4)	The policy must not be a MEC and exercising this rider must not cause the policy to become a MEC (see “Policies Which Are MECs” on page 48 );

(5)	Total partial surrenders, less any fees and charges deducted in connection with such partial surrenders, must equal or exceed total premium paid; and

(6)	Debt must exceed the current Specified Death Benefit.

At the time all of the above exercise qualifications are first met and the ratio of Debt to Accumulated Value is equal to or greater than 95%, we will send a letter to you, the policy owner, notifying you of the policy's eligibility to exercise the rider.  You may submit a Written Request to exercise the rider any time after the notification letter is sent and before the policy enters the Grace Period (see “Termination and Grace Period” on page 40 ).  If the exercise qualifications are met, the benefit will be exercised and the rider's guarantee will be effective as of the rider's exercise date, which is the date the Written Request is accepted and recorded at the Service Center.

You need not exercise the rider immediately upon notification of eligibility.  If the ratio of Debt to Accumulated Value is greater than the “maximum exercise ratio” at the time you exercise the rider, you will be billed for the loan repayment amount that will cause the ratio of Debt to the Accumulated Value to equal the maximum exercise ratio as of the exercise date.  The maximum exercise ratio is the maximum allowable ratio of the policy Debt to the Accumulated Value for the Overloan Protection Benefit Rider to be exercised.  In other words, the maximum exercise ratio generally represents the minimum amount of Net Accumulated Value required to pay for the Death Benefit provided by the base policy after the rider is exercised.  Monthly Deductions, unfavorable investment performance, partial surrenders and additional loans are all factors that might cause the ratio of Debt to Accumulated Value to exceed the maximum exercise ratio. The maximum exercise ratio is determined by the Company, varies based on the Insured's Attained Age, and will never be below 95%.  Your policy's maximum exercise ratio will be included in the letter notifying you of the policy's eligibility to exercise the rider.  You will have 30 days from the exercise date to pay the billed loan repayment amount.  If you do not pay the billed loan repayment amount, the guarantee will be void and the policy may lapse.

The following policy changes will occur on the exercise date:

(1)	All other riders and benefits will terminate;

(2)	Any Accumulated Value in the Separate Account is transferred to the Fixed Account;

(3)	Your Death Benefit option becomes Option A (see “Death Benefit Options” on page 32 );

(4)	The Specified Death Benefit is set equal to the Minimum Death Benefit for the Attained Age of the Insured as of the exercise date.

In addition, the following policy restrictions apply on the exercise date: no transfers to the Separate Account are allowed; no further premium payments are allowed; no further partial withdrawals or loans are allowed; no Death Benefit option changes are allowed; no Specified Death Benefit option changes are allowed; no riders or benefits may be added or reinstated; and any loan repayments will be allocated to the Fixed Account only.

After the rider exercise date, Monthly Deductions will continue until a Monthly Deduction would cause the Accumulated Value to drop below the policy Debt.  In that instance, Monthly Deductions will be discontinued to prevent the Accumulated Value from dropping below the Policy Debt, which will effectively keep the policy in force.  Loan interest will continue to accrue after the exercise date.  Likewise, interest will continue to be credited to the Loan Account.  Your annual statement will reflect the status of the exercised Overloan Protection Benefit Rider on the base policy.  The rider will terminate upon the earlier of  (1) the date we receive a Written Request from you to terminate the rider or (2) the termination of the base policy for any reason, such as a full surrender or death of the Insured.  The rider has no expiry date.

If the rider's guarantee is voided because you do not pay the billed loan repayment amount associated with the maximum exercise ratio, as described above, the policy will no longer be subject to the above policy restrictions.  However, the policy changes made on the exercise date will not be reversed and any terminated riders will not be reinstated.  The Owner may subsequently submit a Written Request to reinstate the guarantee along with a loan repayment that is sufficient to cause the ratio of Debt to the Accumulated Value to be equal to or less than the maximum exercise ratio.

There may be tax consequences associated with this rider.  Accordingly, you should consult your tax counsel when considering whether to exercise the rider.

Waiver of Monthly Deductions Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Specified Premium Rider.  Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability.  These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability.  The policy may lapse if Debt is greater than the Accumulated Value.

Waiver of Specified Premium Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Monthly Deduction Rider.  Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

Guaranteed Death Benefit (GDB) Rider. The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65.  We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Accumulated Value, if you meet the premium requirement under the rider.  The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium.  We will allow you 61 days.  At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end.  Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the  Accumulated Value is sufficient to keep the policy in force.  The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period.  For more information about the circumstances in which the policy might lapse, see “Termination and Grace Period” on page 40

The GDB does not cover riders.  If the Net Accumulated Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force.  If the Net Accumulated Value is insufficient to pay the base coverage charges as they come due, these charges are waived.  Deduction of charges will resume once there is sufficient Net Accumulated Value.  The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit.  The GDB automatically attaches to a policy that qualifies at the time of application.

Protector Term Insurance Rider.  (As of November 3, 2008, we are no longer taking applications to add this rider to any policy.)  This rider provides renewable and convertible term insurance coverage on the base Insured (Rider Insured) up to the Rider Insured's Attained Age 95, subject to the terms of the rider.  The term periods available are 10, 15, 20 and 30 years but only one rider may be attached to the policy.  Until the earlier of the end of the term period or the Rider Insured's 80th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Other Insured Term Insurance Rider.  This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008) or the Rider Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008), subject to the terms of the rider.  If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy.  For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy.  You should consult a qualified tax adviser for more information.  At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Child Insurance Rider.  This rider provides for term insurance on the Insured’s children.  We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider.  The rider expires at the Insured's Attained Age 65.  Up to 5 units may be purchased.  Each unit provides $5,000 of term coverage on each Insured child.  If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22.  The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday.  We do not require evidence of insurability to exchange the rider.

Policy Loans.  While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  Loans have priority over the claims of any assignee or any other person.  Any outstanding policy loans and loan interest reduce the amount you may request.  In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you.  You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Accumulated Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary.  For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force.  The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center.  We may, however, postpone payment in the circumstances described below in “Postponement of Payment.”

When we make a policy loan to you, we transfer to the Loan Account a portion of the Accumulated Value equal to the loan amount.  We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing.  We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year.  If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate.  In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt.  Accordingly, we transfer to the Loan Account an amount of Accumulated Value equal to the amount by which the Debt exceeds the value of the Loan Account.  Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account on a proportional basis.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy.  Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years.  Thereafter, the rate of loan interest will be 3%, except that, under policies applied for on or after October 6, 2008, the Company reserves the right to increase this rate to 3.25%.  In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty.  To repay a loan in full, the loan repayment must equal the Debt.  If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium.  We apply all loan repayments first to the loan principal, and then to the accrued loan interest.  When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise.  We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid.  We may refuse any loan repayment less than $25.  An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Accumulated Value, we notify you and any assignee in writing.  To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months.  If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value.  As explained below in the section entitled “Reinstatement,” you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated.  If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Accumulated Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts.  The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Accumulated Value will not increase as rapidly as it would if you had not taken a policy loan.  If the Investment Divisions and/or Fixed Account earn less than that rate, then your Accumulated Value will be greater than it would have been if you had not taken a policy loan.  The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy.  Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan.  If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Accumulated Value may be treated as taxable income to you.  In addition, you may also incur an additional 10% penalty tax.  This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59½, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible.  Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

Surrenders.  While your policy is in force, you may surrender your policy.  Your policy terminates on the day we receive your Written Request in good order.  You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your Written Request.  Generally, we make this payment within seven days of our receipt of your Written Request.  You may not reinstate the policy once it is surrendered.  We have set forth the tax consequences of surrendering the policy in “Federal Tax Considerations” below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments.  If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option.  For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income.  Accordingly, before following this course of action you should consult a qualified tax adviser.

Partial Surrenders.  While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Accumulated Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day.  We will pay you the amount requested and we will deduct that amount plus a partial surrender fee not to exceed $25 from your Accumulated Value.  The minimum partial surrender amount is $500.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to that needed to make the next three Monthly Deductions.  If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy.  Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time.  The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

For policies applied for before October 6, 2008, a partial surrender may reduce your policy's Schedule of Specified Death Benefits, depending on the Death Benefit option in effect, in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount.  Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

Example:  The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit.  The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Accumulated Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit.  However, the Death Benefit Proceeds (i.e. the net dollar amount that we actually pay upon the Insured’s death) typically are reduced dollar-for-dollar.  That is because the Death Benefit Proceeds under Death Benefit Option B are typically equal to the Specified Death Benefit, plus the policy’s Accumulated Value, and minus any Debt and due and unpaid charges.  Thus, because a partial surrender will reduce the Accumulated Value, it will also reduce the Death Benefit Proceeds, even though it does not change the Specified Death Benefit.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced.  Otherwise, the Specified Death Benefit is reduced by the amount by which the prior partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all prior partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Example for policies with Death Benefit Option C:  The following example illustrates the effect of a partial surrender on an Option C policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit.  The example assumes a corridor percentage of 250% and a partial surrender amount of $70,000.

Partial Surrender - $70,000

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$14,000
Total Premiums Paid	$65,000	$65,000
Total Partial Surrenders	$5,000	$75,000
Specified Death Benefit	$150,000	$140,000
Minimum Death Benefit	$210,000 ($84,000 x 250%)	$35,000 ($14,000 x 250%)
Base Death Benefit	$210,000	$140,000

As shown above, the Accumulated Value is reduced by $70,000, the total amount of the partial surrender.  The Specified Death Benefit is reduced by $10,000, which is the amount by which the partial surrender ($70,000) exceeded the total premiums paid ($65,000) minus the sum of all prior partial surrenders ($5,000).

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code.  Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income.  Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status.  We recommend that you consult your tax adviser before making a partial surrender.  The tax consequences of making a partial surrender are discussed in “Federal Tax Considerations.”

Status of Policy at Attained Age 121 (Attained Age 100 if you applied for your policy before October 6, 2008).  If the policy is in force, your policy will remain in force subject to the following changes:

(1)
We will transfer all of your Accumulated Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy.  For policies issued in the state of Florida, this transfer will not occur unless requested by the Owner;

(2)	We will stop charging the Monthly Deduction;
(3)	The death benefit option will change to Option A, and no further changes in Death Benefit option will be permitted;
(4)
No additional premiums will be accepted and no changes in Specified Death Benefit will be permitted (other than any Specified Death Benefit decreases that result automatically from partial surrenders);

(5)	Dollar cost averaging and rebalancing, if applicable, terminate;
(6)	Riders will terminate as provided in the Rider form;
(7)	Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and
(8)	No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Accumulated Value since loan interest will continue to accrue.

Termination and Grace Period.  Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

(a)	you surrender your policy;
(b)	the Grace Period ends and your policy lapses; or
(c)	the Insured dies.

Your policy will enter the Grace Period if your Net Accumulated Value on any Monthly Anniversary is insufficient to pay a Monthly Deduction when due or is zero.  We will send you and any assignee notice of the amount necessary to keep your policy in force.  That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Accumulated Value positive three months later.  If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period.  If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions.  However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 121 (age 100 if you applied for your policy before October 6, 2008) when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 121 (age 100 if applicable) plus the applicable Premium Charges.  The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins.  All allocations are transferred to the Fixed Account.

Reinstatement.  If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center.  We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy.  The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable tax charges.  Policy loans will not be restored on reinstatement.

The Accumulated Value on the reinstatement date will equal the Accumulated Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges.  The Accumulated Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions.  The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse.  The Policy Fee, Administrative Charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed.  The Cost of Insurance Charge will be reinstated at the duration in effect on the reinstatement date.

Right to Examine the Policy.  In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  We will pay the refund within seven days of receiving your request and the policy.  Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.  In cases where the amount we pay upon return of the policy is the total premium paid (less any partial surrender and policy loans), we do not pay any Fixed Account interest (or any other return) for the period while the policy was outstanding.  However, where the amount we pay is based on the policy’s value, that value will include any such Fixed Account interest (and reflect any gains or losses under any variable investment option in which the policy’s value was invested).

Postponement of Payment.  We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.  We ordinarily pay any amount attributable to your Accumulated Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

(1)	The New York Stock Exchange is closed (other than customary weekend and holiday closings).
(2)	Trading on the New York Stock Exchange is restricted.
(3)
An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

(4)	The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months.  We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Accumulated Value generally.  Additional charges and expenses are paid out of the Underlying Mutual Funds' assets, as described in the prospectuses of the Underlying Mutual Funds.

Premium Charges.  Before we allocate a premium to the Accumulated Value, we subtract the Premium Charges, namely the premium tax charge and the federal (DAC) tax charge.  Premium received as the result of a Section 1035 exchange is subject to the Premium Charges.  In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

State and Local Premium Tax Charge.  Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years.  It is intended to help us pay state and local premium taxes.  The premium tax charge represents an approximate average of the premium taxes we expect to pay.  Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states.  Accordingly, this charge may be higher or lower than the premium tax rate in your state.  We may impose the premium tax charge in states that do not have a premium tax.  State premium tax rates currently range from 0 to 4%.  For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%.  We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

Federal (DAC) Tax Charge.  The federal (DAC) tax charge is 1.5% of each premium in all years.  It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

Asset Based Risk Charge.  The Asset Based Risk Charge serves two general purposes.  It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit.  We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based.  The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies.  The foregoing are merely examples of some of the risks for which this charge is intended to compensate us.  This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time.  The current Asset Based Risk Charge is 0.15% per annum through the tenth Policy Year.  There is no Asset Based Risk Charge in subsequent Policy Years.

Monthly Deduction.  As of the Commencement Date and each Monthly Anniversary, we deduct from your Accumulated Value a Monthly Deduction to cover certain charges and expenses in connection with the policy.  If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day.  If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

(1)	the cost of insurance charge for your policy;
(2)	the monthly policy fee;
(3)	the monthly administrative charge; and
(4)	the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction.  If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

Cost of Insurance Charge.  The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division.  If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary.  The cost of insurance charge is intended primarily to compensate us for providing life insurance coverage for the Insured.  We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy.  The cost of insurance charge is calculated based on the Net Amount at Risk.  The Net Amount at Risk for the Death Benefit options is as follows:

Option A – The greater of:  1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Accumulated Value.

Option B – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Accumulated Value.

Option C – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex, and substandard and flat extra ratings.  Thus, the rates differ from year to year.  The cost of insurance charge covers our anticipated costs for standard and substandard ratings.  The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Accumulated Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions.  Under policies with an Option A or Option C death benefit, increases in Accumulated Value generally decrease the Net Amount at Risk; conversely, decreases in the Accumulated Value increase the Net Amount at Risk.  Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month.  Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Accumulated Value.  Accordingly, under Option B a change in Accumulated Value generally does not affect your monthly cost of insurance charge.  Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Accumulated Value will affect the Net Amount at Risk, because your death benefit will equal the Accumulated Value times a specified percentage.  In that circumstance, increases in Accumulated Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase.  The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above.  If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

Monthly Policy Fee.  We start deducting this fee as of the Commencement Date.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  Each month we deduct a monthly policy fee.  It is $10 per month for the first ten Policy Years and $8 per month thereafter.  The monthly policy fee compensates Jackson primarily for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

Monthly Administrative Charge.  We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit.  During the first 15 Policy Years:

Issue Age	$ Per $1,000
0-49	0.050
50-54	0.055
55-59	0.060
60-64	0.070
65-69	0.085
70-74	0.095
75-79	0.150
80-85	0.200
86	0.220
87	0.240
88	0.260
89	0.280
90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

If you request an increase in Specified Death Benefit under a policy applied for on or after October 6, 2008, we will also impose a monthly administrative charge for each such increase, according to the table above.

The administrative charge compensates us primarily for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account.  We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees.  In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

Transfer Charge.  You may make 15 transfers free of charge in any Policy Year.  The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge.  We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

Illustration Charge.  At your request, we will provide you with one personalized illustration free of charge each Policy Year.  We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

Re-Underwriting Charge.  If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

Rider Charges.  To the extent that your policy includes riders, a charge applicable to each rider you purchased may be deducted from your Accumulated Value each month.  Any such charge is to compensate us for providing the benefits pursuant to the rider in question and is specified in the applicable rider.  The rider charges are summarized in the Fee Table on page 1.  For a description of the available riders see “Optional Insurance Benefits” beginning on page 35 .

Additional Policy Charges.  We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

Underlying Mutual Fund Expenses.  You indirectly bear the charges and expenses of the Underlying Mutual Funds whose shares are held by the Investment Divisions to which you allocate your Accumulated Value.  The Separate Account purchases shares of the Underlying Mutual Funds at net asset value.  Each Underlying Mutual Fund's net asset value reflects management fees and other operating expenses already deducted from the Underlying Mutual Fund's assets.  For a summary of historical expenses of the Underlying Mutual Funds, see the table called “Underlying Mutual Fund Expenses” above.  For more information concerning the management fees and other charges against the Underlying Mutual Funds, see the prospectuses and the statements of additional information for the Underlying Mutual Funds, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Underlying Mutual Funds.  Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from one Underlying Mutual Fund to another.

Advisory Service Fees.  In certain situations, as agreed to between you and a registered investment adviser, you may initiate partial surrenders from this policy to compensate the adviser for advisory services related to this policy.  For such partial surrenders, we will allow partial surrenders in the first Policy Year, waive the minimum partial surrender amount, and waive the partial surrender fee.

Partial surrenders may reduce the policy's Specified Death Benefit and may have tax consequences.  For more information, see “Partial Surrenders” on page 38 and “Federal Tax Considerations” beginning on page 46 .  We also recommend that you consult your tax adviser before making a partial surrender.  Advisory service fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company.  These fees are not the investment advisory fees paid by the Underlying Mutual Funds.

Special Provisions for Group or Sponsored Arrangements.  Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements.  We may reduce or waive the charges and deductions described above for policies issued under these arrangements.  We will reduce these charges and deductions in accordance with our rules in effect when we approve the application.  To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group.  Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members.  The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.  From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification.  Reductions in these charges will not be unfairly discriminatory.

Purpose and Amount of Charges.  The names by which we refer to the various charges we deduct pursuant to the terms of your policy, as well as our above explanation of those charges, may indicate the charges’ primary purposes.  But we do not explain every purpose for which each charge is imposed and we expect to earn a profit from some of these charges (including, for example, the cost of insurance charge and the Asset Based Risk Charge). We have the right to use any profits from any charge for any proper corporate purpose, including retaining such profits as part of our corporate surplus.

GENERAL POLICY PROVISIONS

Statements to Owners.  Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy.  The report will include information such as the Accumulated Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report.  We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions.  In addition, we will send you the financial statements of the Underlying Mutual Funds and other reports as specified in the 1940 Act.  Please give us 30 days written notice of any address change.  Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Service Center for more information.

Limit on Right to Contest.  We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium.  A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications.  In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application.  Your statements in that application, in the absence of fraud, are considered representations and not warranties.  We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

Suicide.  If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt.  Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage.  If an Insured commits suicide while sane or insane within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.  The applicable suicide exclusion period may be longer or shorter in certain states.

Misstatement as to Age and Sex.  If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex.  If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

Beneficiary.  You name the beneficiary(ies) in the application.  You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named.  We will provide a form to be signed and filed with us.  Your request for a change in beneficiary will take effect when we record the change.  Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files.  Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise.  The interest of any beneficiary who dies before the Insured(s) ends at his or her death.  If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise.  If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

Assignment.  You may assign your policy while it is in force.  You must notify us of an assignment in writing.  Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment.  We are not responsible for the validity of an assignment.  Your rights and the rights of the beneficiary may be affected by an assignment.  An assignment may result in taxable income and a 10% penalty tax.  You should consult your tax adviser before assigning your policy.

Creditors' Claims.  To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

Dividends.  We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson.

Notice and Elections.  To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center.  Certain exceptions may apply.  Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

Modification.  We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency.  The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance.  We also reserve the right to change our administrative procedures consistent with the policy.

Conversion.  (This conversion privilege applies only to policies applied for before October 6, 2008.)  After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Accumulated Value is at least $3,000, and if you do not want to pay any additional premium.  With reduced paid-up insurance, the policy's Death Benefit becomes your Net Accumulated Value divided by the net single premium.  The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured.  Reduced paid-up insurance has an accumulated value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female.  Partial surrenders will reduce the accumulated value and Death Benefit.  No loans will be allowed under this option.

FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is not intended as tax advice.  You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws.  We cannot predict the probability that any changes in those laws will be made.  Also, we do not guarantee the tax status of the policy.  You bear the complete risk that the policy may not be treated as a “life insurance contract” under federal income tax laws.  We also have not considered any applicable state or other federal tax laws.  You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax rules applicable to such plans are complex and the tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Taxation of Jackson and the Separate Account.  Jackson is taxed as a life insurance company under Part I of Subchapter L of the Code.  The operations of the Separate Account are taxed as part of the operations of Jackson.  Investment income and realized capital gains are not taxed to the extent that they are applied under the policy.  Accordingly, we do not anticipate that Jackson will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premiums under the policy).  Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account.  However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account.  At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account.  If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions.  If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

Jackson Taxation.  We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal Deferred Acquisition Cost (“DAC”) Tax Charge” under variable life insurance policies, but the “Federal DAC Tax Charge” merely compensates us for the required deferral of acquisition costs and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal DAC Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the policies.

Tax Status of the Policy.  The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Accumulated Value to the insurance amount at risk.  As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences.  In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance.  If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance.  We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service (“IRS”).

Diversification Requirements.  Section 817(h) of the Code requires the investments held under the policy to be “adequately diversified” in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes.  We intend that each Investment Division and each Underlying Mutual Fund in which an Investment Division invests will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested.  If the investments held under the policy were not “adequately diversified,” you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

Owner Control.  In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy.  In those circumstances, income and gains from the variable account assets would be includible in the Owner's gross income.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects.  The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 80 Investment Divisions and at least one Fixed Account.  The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson will be considered the owner, for federal income tax purposes, of the Separate Account assets.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code.  Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, any increase in your Accumulated Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies.  See the following section entitled “Distributions” for a discussion of the taxability of such payments.

Distributions.  If you make a full withdrawal under your policy, the amount withdrawn will be includable in your income to the extent the amount received exceeds the “investment in the contract.”  The “investment in the contract” generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be withdrawn) from the policy constitute income depends, in part, upon whether the policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.  Amounts deemed to be withdrawn for this purpose include charges deducted for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured).

Policies Which Are MECs

Characterization of a Policy as a MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a “seven-pay” test as a modified endowment contract.  A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC.  We will not invest any premium or portion of a premium that would cause your policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test.  Also, if a decrease in the Death Benefit occurs within seven years of a “material change,” we will retest your policy for compliance as of the date of the “material change.”  Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex.  Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

Tax Treatment of Partial Surrenders, Loans, Assignments and Pledges under MECs.  If your policy is a MEC, partial surrenders from your policy and other amounts deemed to be withdrawn will be treated first as withdrawals of income and then as a recovery of premium.  Thus, you may realize taxable income upon a withdrawal if the Accumulated Value exceeds the “investment in the contract.”  You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes.  Charges for some riders may be treated as withdrawals under these provisions.  In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Accumulated Value will be treated as a withdrawal for tax purposes.  Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

Penalty Tax.  Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made:  (1) after you reach age 59½, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code.  These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

Aggregation of Policies.  All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.  If your policy is not a MEC, the amount of any partial withdrawal or deemed withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy.  Thus, only the portion of a withdrawal that exceeds the “investment in the contract” immediately before the withdrawal will be includable in gross income.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, the Code limits the amount of premium that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit.  Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans.  If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Accumulated Value.  As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force.  If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value.  Accordingly, you may be subject to taxation on the loan amount at that time.  Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

Treatment Beyond Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008), no additional premiums will be accepted and no additional monthly charges will be incurred.  Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008), and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  In that event, you would realize taxable income at that time in an amount equal to the Accumulated Value less the “investment in the contract”, even if the Accumulated Value is not distributed at that time.  You should consult a qualified tax professional as an Insured approaches Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).

Actions to Ensure Compliance with the Tax Law.  We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance.  We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded.  In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Federal Income Tax Withholding.  We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding.  As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding.  You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice.  This summary is not a complete discussion of the tax treatment of the policy.  You should seek tax advice from an attorney who specializes in tax issues.

DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT

Jackson National Life Insurance Company.  Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc in London, England.

The Separate Account.  The Separate Account was established in 1997 as a segregated asset account of Jackson.  The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.  The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson.

We own the assets of the Separate Account, but we hold them separate from our other assets.  To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.  Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Our obligations arising under the policies are general corporate obligations of Jackson.

The Separate Account is divided into Investment Divisions.  The assets of each Investment Division are invested in the shares of one of the Underlying Mutual Funds.  We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the Underlying Mutual Funds.  Values allocated to the Separate Account will rise and fall with the values of shares of the Underlying Mutual Funds and are also reduced by policy charges.  In the future, we may use the Separate Account to fund other variable life insurance policies.  We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets.  We hold the assets of the Separate Account.  We keep those assets physically segregated and held separate and apart from our general account assets.  We maintain records of all purchases and redemptions of shares of the Underlying Mutual Funds.

State Regulation of Jackson.  We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance.  We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end.  We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves.  Our books and records are subject to review by the Department of Insurance at all times.  We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC (“JNLD”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.

No commissions are paid to registered representatives who sell the policies.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's Asset Based Risk Charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales.  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events , and business development and educational enhancement items , including payments to third party vendors for such items .  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 20 10 from the Distributor in relation to the sale of our variable insurance products:

Commonwealth Financial Network
First Allied Securities, Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
Lincoln Financial Advisors
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MML Investors Services Inc.
Morgan Keegan & Company
National Planning Corporation
NEXT Financial Group, Inc
Raymond James
RBC Capital Markets Corp.
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 20 10 from the Distributor in relation to the sale of our insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,
•	SII Investments, Inc.,
•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
•	Investment Centers of America, Inc., and
•	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.   Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.   In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account.  Jackson is a defendant in a number of civil proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products.  The litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products , or were assigned interests in those products, from Jackson during periods ranging from 1981 to present.  Jackson has retained national and local counsel experienced in the handling of such litigation.  To date, such litigation has either been resolved by Jackson on a non-material basis or is being vigorously defended.  Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 20 10 , for information concerning such amounts that have been accrued.  At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson in the Statement of Additional Information.  The financial statements of Jackson that are included should be considered only as bearing upon Jackson's ability to meet its contractual obligations under the policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

PRIVACY POLICY

Collection of Nonpublic Personal Information.  We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;
•	Information about your transactions with us;
•	Information we receive from a consumer reporting agency;
•	Information we obtain from others in the process of verifying information you provide us; and
•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information.  We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Owner communications.  Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus.  To help you understand these terms, we have defined them in this section.

1940 Act - Investment Company Act of 1940, as amended.

Accumulated Value - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.  In policies applied for before October 6, 2008, Accumulated Value was referred to as Policy Value.

Accumulation Unit - An accounting unit of measurement that we use to calculate the value in an Investment Division.

Allocation Date - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner).  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

Attained Age - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

Cash Surrender Value - The Accumulated Value minus any Debt.

Code - Internal Revenue Code of 1986, as amended.

Commencement Date - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

Day 1 Loans - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

Death Benefit - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the Death Benefit option and the Specified Death Benefit you have chosen.

Death Benefit Proceeds - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured.  This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

Debt - The sum of all unpaid policy loans and accrued interest.

Earnings - Your Accumulated Value reduced by total premiums paid.

Fixed Account - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%.  Assets allocated to the Fixed Account are part of our general account.

Grace Period - A 61-day period during which we will keep your policy in force even though the Accumulated Value is insufficient to keep your policy in force.  We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

Guideline Premium - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

Insured - The person whose life is insured under the policy.

Investment Division - Separate and distinct divisions of the Separate Account, each of which invests in a single Underlying Mutual Fund.  The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

Issue Date - The date Jackson issued your policy and from which we measure contestability periods.  It may be later than the Policy Date.

Loan Account - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

Minimum Death Benefit - Your Accumulated Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

Monthly Anniversary - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

Monthly Deduction - The amount deducted from your Accumulated Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit.  If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day , and the deduction will have an effective date equal to the Monthly Anniversary date.

Net Accumulated Value - The Accumulated Value minus Debt.  In policies applied for before October 6, 2008, Net Accumulated Value was referred to as Net Policy Value.

Net Amount at Risk - The net amount at risk is the amount on which cost of insurance charges are based.

Net Premium - The premium less the Premium Charges.

Owner - The person(s) having the privileges of ownership defined in the policy.  The Owner(s) may or may not be the same person(s) as the Insured(s).  If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Anniversary - An annual anniversary of the Policy Date.

Policy Date - The effective date of insurance coverage under your policy.  It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

Policy Year - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

Premium Charges - The premium tax charge and the federal (DAC) tax charge.

Qualifying Monthly Premium Amount - The amount specified as such in your policy, if your policy includes the GDB Rider.  The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

Right to Examine Period - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

Schedule of Specified Death Benefits - The scheduled Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100.  The schedule may be level for the life of the policy or change on Policy Anniversaries.

Separate Account - Jackson National Life Separate Account IV, the segregated asset account of Jackson that funds the policies.

Service Center - Jackson Life Service Center, P.O. Box 30502, Lansing, Michigan 48909-8002, 1-800-766-4683 or IMG Service Center, P.O. Box 30386, Lansing, Michigan 48909-7886, 1-800-777-7779.  You can send express mail to the Jackson Life Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

Specified Death Benefit - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

Underlying Mutual Fund – A separate investment series of one of the following registered management investment companies: JNL Series Trust or JNL Variable Fund LLC.  The assets of each Investment Division of the Separate Account will be invested in one of the Underlying Mutual Funds.  Policies applied for before October 6, 2008, refer to these series as “Portfolios,” rather than as Underlying Mutual Funds.

Valuation Day - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Investment Divisions.  Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

Written Request - A request in writing received by us at our Service Center that meets our requirements for completeness.  A complete Written Request is said to be in good order.

APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances.  All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%.  See “Partial Surrenders” on page 38 for more information.

Example 1.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in the corridor.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$40,000	$20,000
Specified Death Benefit (A)	$200,000	$180,000

Minimum Death Benefit (B)	$100,000 ($40,000 x 250%)	$50,000 ($20,000 x 250%)
Death Benefit	$200,000 (greater of A and B)	$180,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

Example 2.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000

Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

Example 3.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$90,000	$70,000
Specified Death Benefit (A)	$200,000	$200,000

Minimum Death Benefit (B)	$225,000 ($90,000 x 250%)	$175,000 ($70,000 x 250%)
Death Benefit	$225,000 (greater of A and B)	$200,000 (greater of A and B)

As shown above, the Specified Death Benefit is unchanged.

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 20 10 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	CFD Investments, Inc.	G.A. Repple & Company	Kenai Investments Inc.
Allen & Company	Coastal Equities	G.W. Sherwood Associates, Inc.	Key Investments
American Equity Investment Crp	Commonwealth Financial Network	Geneos Wealth Management, Inc.	KMS Financial Services Inc.
American Funds	Community Bankers Securities	Genworth Financial Securities	Koehler Financial, LLC
American Independent Securities Group	Comprehensive Asset Mgmt and Servicing, Inc.	Girard Securities, Inc.	Kovack Securities, Inc.
American Investors Company	Coordinated Capital Securities	Great American Advisors, Inc.	Labrunerie Financial, Inc.
American Portfolios Financial Services, Inc.	Cornerstone Wealth Advisor Inc.	GWN Securities, Inc.	Lasalle St Securities LLC
Ameriprise Advisor Services	Crowell, Weedon & Company	H. Beck, Inc.	Legend Equities Corp.
Ameritas Investment Corp.	Crown Capital Securities L.P.	H.D. Vest Investment Securities	Leonard & Company
Arvest Asset Management	Cuna Brokerage Services	Hantz Financial Services, Inc.	Liberty Partners Financial
Askar Corp	CUSO Financial Services	Harbor Financial Services	Lincoln Financial Advisors
Aurora Capital LLC	D.A. Davidson & Co.	Harbour Investment, Inc.	Lincoln Financial Securities
Ausdal Financial Partners Inc.	D H Hill Securities LLP	Harger & Company	Lincoln Investment Planning
AXA Advisors LLC	Davenport & Company, LLC	Harris Investors Services	Lowell & Company Inc.
BancWest Investment Services Inc.	David A. Noyes & Company	Harvest Capital LLC	LPL Financial Corporation
BB&T Investment Services Inc.	Delta Equity Services	Hazard & Siegel, Inc.	M & T Securities
BCG Securities	Dewaay Financial Network, LLC	HBW Securities	M&I Financial Advisors, Inc.
Beneficial Investment Services	Eagle One Investments, LLC	Hilliard Lyons	M. Griffith, Inc.
Benjamin F. Edwards & Co. Inc.	Equable Securities Corp	Hornor Townsend & Kent, Inc.	Madison Avenue Securities
Berthel Fisher & Company Financial Services	Equitas America	HSBC Securities	Main Street Securities
Bestvest Investments LTD	Equity Services, Inc.	Huntington Investment Company	Merrill Lynch, Pierce, Fenner
BFT Financial Group	Essex National Securities, Inc.	IBN Financial Services	& Smith, Inc.
BOSC, Inc.	Fifth Third Securities	IMS Securities	Metlife Securities
Brewer Financial Services	Financial Advisers of America	Independence Capital Company	Michigan Securities Inc.
Bristol Financial Services Inc.	Financial Network Investment	Independent Financial Group	Mid Atlantic Securities Inc.
Broker Dealer Financial	Financial Telesis Inc.	Infinex Investments Inc.	MidAmerica Financial Services
BrokersXpress, LLC	Financial West Investment Group	ING Financial Advisers	Milkie/Ferguson Investments
Brookstone Securities	Fintegra Financial Solutions	ING Financial Partners Inc.	MML Investors Services Inc.
Cadaret, Grant & Company	First Allied Securities, Inc.	Institutional Securities Corp.	Moloney Securities Co., Inc.
Cambridge Investment Research	First Citizens Investor Services	InterCarolina Financial Services	Money Concepts Capital Corp.
Cantella & Co, Inc.	First Citizens Securities Corp.	Invest Financial Corporation	Money Management Advisory, Inc.
Cape Securities Inc.	First Financial Equity	Investacorp, Inc.	Morgan Keegan & Company
Capital Financial Services	First Heartland Capital, Inc.	Investment Centers of America, Inc.	Multi-Financial Securities Corp.
Capital Financial Solutions	First Independent Financial	Investment Professionals, Inc.	Mutual of Omaha Investor Services, Inc.
Capital Growth Resources	First Liberties Financial	Investors Capital Corp.	Mutual Trust Company
Capital Guardian LLC	First Merit Financial Services	Investors Security Co Inc.	National Planning Corporation
Capital Investment Group	Foothill Securities, Inc.	J P Turner & Company, LLC	Navy Federal Brokerage Services
Capitol Securities Management	Foresters Equity Services Inc.	J W Cole Financial Inc.	Neidiger Tucker Bruner, Inc.
Capwest Securities, Inc.	Fortune Financial Services	Janney Montgomery Scott LLC	Newbridge Securities Corporation
Centaurus Financial, Inc.	Founders Financial Securities	J.J.B. Hilliard, W.L. Lyons, Inc.	Newport Coast Securities, Inc.
Center Street Securities	FSC Securities Corporation	JRL Capital Corporation	NEXT Financial Group, Inc.
NFP Securities, Inc.	RBC Capital Markets Corp.	St. Bernard Financial Services	United Planners
Northeast Securities, Inc.	Regal Securities Inc.	Sterne Agee Financial Services	USA Financial Securities Corp.
Northridge Securities Corp.	Resource Horizons Group	Stifel Nicolaus & Company	UVEST
NPB Financial Group	Ridgeway & Conger Inc.	Stonehurst Securities, Inc.	Valic Financial Advisors, Inc.
NRP Financial, Inc.	Robert W Baird & Company, Inc.	Strategic Financial Alliance	Valley National Investments
OneAmerica Securities	Rogan & Associates, Inc.	Summit Brokerage Services, Inc.	Valmark Securities, Inc.
Oppenheimer & Co., Inc.	Royal Alliance Associates, Inc.	Summit Equities Inc.	Vanderbilt Securities LLC
Pacific West	Royal Securities	Sunset Financial Services, Inc.	VSR Financial Services, Inc.
Packerland Brokerage Services	Sagepoint Financial, Inc.	SWBC Investment Services, LLC	Wall Street Financial Inc.
Park Avenue Securities	Sammons Securities Company, LLC	Symetra Investment Services	Walnut Street Securities
Paulson Investment Company	Sanders Morris Harris, Inc.	Synergy Investment Group	Waterford Investor Services
People’s Securities, Inc.	Securian Financial Services	The Investment Center, Inc.	Wayne Hummer Investments
Planmember Securities	Securities America, Inc.	The Leaders Group, Inc.	Wedbush Morgan Securities
Presidential Brokerage, Inc.	Securities Service Network	The O.N. Equity Sales Company	Wells Fargo Advisors LLC
Prime Capital Services Inc.	Sigma Financial Corporation	Thrivent Investment Management	Western Equity Group
Primevest Financial Services, Inc.	Signator Investors, Inc.	Tower Square Securities, Inc.	Westminster Financial
Pro Equities, Inc.	SII Investments, Inc.	Transamerica Financial Advisors, Inc.	WFG Investments, Inc.
Professional Asset Management	Silver Oak Securities	Triad Advisors, Inc.	Williams Financial Group
Prospera Financial Services, Inc.	SMH Capital, Inc.	Triune Capital Advisors	Woodbury Financial Services, Inc.
Purshe Kaplan Sterling	Sorrento Pacific Financial, LLC	Trustmont Financial Group	Workman Securities
QA3 Financial Corporation	Southeast Investments	U.S. Bancorp Investments, Inc.	World Equity Group, Inc.
Quest Securities	Southwest Securities Financial Services	UBS Financial Services, Inc.	World Group Securities Inc.
Questar Capital Corp	Spectrum Capital	UnionBanc Investment Services LLC	WRP Investments Inc.
Raymond James	Spire Securities, LLC	United Equity Securities	Wunderlich Securities

APPENDIX C

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®” and “Jackson®” are trademarks or service marks of Jackson National Life Insurance Company.

The “Dow Jones ® ”, “Dow Jones Industrial Average SM ”, “DJIA SM ” “Dow Jones Select Dividend Index SM ,” “The Dow SM ” and “the Dow 10 SM ” are products of Dow Jones Indexes, the marketing name of and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use.   “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM,” “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).  The JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management Dow SM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund (“Funds”) are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates.  Dow Jones, CME and their respective affiliates make no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.  The only relationship of Dow Jones, CME or any of their respective affiliates to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones ® ”, “Dow Jones Industrial Average SM ”, “DJIA SM ” “Dow Jones Select Dividend Index SM ,” “The Dow SM ” and “the Dow 10 SM ”, which is determined, composed and calculated by CME without regard to Jackson or the Funds .  Dow Jones and CME have no obligation to take the needs of Jackson or the owners of the Funds into consideration in determining, composing or calculating the Funds .  Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.  Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds .

Dow Jones, CME and their respective affiliates do not:
●	Sponsor, endorse, sell or promote the Funds.
●	Recommend that any person invest in the Funds.
●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
●	Have any responsibility or liability for the administration, management or marketing of the Funds.
●	Consider the needs of the Funds in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the Funds. Specifically,
●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
	●	The results to be obtained by the Funds or any other person in connection with the use of the DJIA and the data included in the DJIA;
	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the Funds and not for any other third parties.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ,” “THE DOW SM ” and “THE DOW 10 SM ” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ,” “THE DOW SM ” and “THE DOW 10 SM ”  OR ANY DATA INCLUDED THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ,” “THE DOW SM ” and “THE DOW 10 SM ” OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND JACKSON, OTHER THAN THE LICENSORS OF CME.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:

• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;

• The accuracy or completeness of the Index and its data;

• The merchantability and the fitness for a particular purpose or use of the Index and its data;

• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;

• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.
JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“ STANDARD & POOR’S ®,” “S&P®,” “S&P 500®,” “ STANDARD & POOR’S 500®,” “S&P 500 ® Index,” “S&P MIDCAP 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P® SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management S&P® 24 Fund and any other investment fund or other vehicle that is offered by third parties that uses an S&P Index as a benchmark or measure of performance, bears the S&P mark and /or seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P in not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund s or any member of the public regarding the advisability of investing in the Funds or other such fund or vehicle .  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Additional Information, personalized illustrations or other documents.  You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission.  The Statement of Additional Information that relates to this prospectus is dated May 1, 2011 .  The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus.  You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission.  You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC.  Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov.  Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File No. 811-09933

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

JACKSON NATIONAL LIFE INSURANCE COMPANY®

In Connection With Its

JACKSON NATIONAL SEPARATE ACCOUNT IV

This Statement of Additional Information is not a prospectus.  This Statement of Additional Information contains additional information about the Policies described above that you may find useful.  You should read it together with the Prospectus for the Policies.  The date of the Prospectus to which this Statement of Additional Information relates is May 1, 2011 .  You may obtain a copy of the Prospectus without charge by calling us toll-free at (800) 873-5654 or by writing to us at the following address.

Jackson National Life Insurance Company
P.O. Box 30314
Lansing, Michigan 48909-7814

GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company ("Jackson®") is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Jackson National Separate Account IV (the "Separate Account") was established in 1997 as a segregated asset account of Jackson.  The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.

Trademarks, Service Marks, and Related Disclosures

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment adviser and a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services.  SPIAS does not act as a “fiduciary” or as an “investment manager”, as defined under ERISA, to any investor.  SPIAS is not responsible for client suitability. Past performance of the Funds is no indication of future results. Since performance fluctuates over time, the fact that the Funds may have outperformed the benchmarks over one period of time does not mean that they outperformed the benchmarks over other periods or will outperform the benchmarks in the future.  SPIAS does not take into account any information about any investor or any investor’s assets when creating, providing or maintaining any asset allocation portfolio.  SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments.

The JNL/Mellon Capital Management S&P Divisions and JNL/S&P Divisions, and any other investment fund or other vehicle that is offered by third parties that uses an S&P Index as a benchmark or measure of performance, bears the S&P mark and /or seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC (“S&P”) and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 ® Index, the S&P MIDCAP 400 Index®, the S&P SmallCap 600 Index®, or any other S&P Index to track general stock market performance.  S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index, the S&P MIDCAP 400 Index, and the S&P SmallCap 600 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions.  S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 Index, the S&P 400 Index, the S&P SmallCap 600 Index, or any other S&P Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPIAS, its affiliates, and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omissions, or interruptions therein, regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor. While S&P and SPIAS have obtained information from sources they believe to be reliable, neither S&P nor SPIAS performs an audit and neither undertakes any duty of due diligence or independent verification of any information it receives.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain credit-related analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees .

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of  Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES

The financial statements of Jackson National Separate Account IV and Jackson for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at 303 East Wacker Drive, Chicago, Illinois 60601.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson, and are included in reliance upon her opinion as to their reasonableness.
DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors LLC ("JNLD"), a subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.  The Policies are offered on a continuous basis.  However, Jackson reserves the right to discontinue offering the Policies at any time.

For Ultimate Investor, the aggregate amount of underwriting commissions paid to broker/dealers was   $238,193 in 2008 , $133,907 in 2009 , and $135,400 in 2010 .  JNLD did not retain any portion of the commissions.  Jackson Advisor VUL does not pay commissions to broker/dealers.

DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency.  These registered representatives may also be registered as investment advisers.  Registered representatives who sell a policy on which there is a sales charge may earn a maximum sales commission based on cumulative premium in the first ten years that the policy is in force of approximately 5% of premium up to $100,000, 4% of premium greater than $100,000 to $250,000, 3% of premium greater than $250,000 to $500,000, and 2% of premium greater than $500,000.  Premium received after ten years earn a 1% commission.  Registered representatives also may be eligible for a trail commission of up to 0.60% on a policy on which there is a sales charge that has been in force for at least twelve months.  Jackson may also pay up to 8% of all premiums as a broker-dealer concession in the first Policy Year.  No sales commissions may be earned when a policy is sold without a sales charge.  From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation.  Jackson pays all such commissions and incentives.

PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the Underlying Mutual Funds for the periods shown and represent the average annual total return for that period.  The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the Underlying Mutual Funds and the deduction of the current asset based risk charge applicable under the Policy for the first ten Policy Years.  The guaranteed asset based risk charge is higher and the current asset based risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, or other policy charges.  IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

Performance data may be shown for the period from the commencement of Policy sales.

ILLUSTRATION OF DEATH BENEFITS,
ACCUMULATED VALUES AND CASH SURRENDER VALUES

Four tables within this section illustrate how values under a Policy change with the investment experience of the Underlying Mutual Funds.  Two tables are for Policies with a sales charge, and two tables are for Policies without a sales charge.  The tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%.  If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Accumulated Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Accumulated Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Underlying Mutual Funds, as a result of the expenses paid by the Underlying Mutual Funds and the charges deducted from the Investment Divisions.  The net investment returns reflect the deduction of the Underlying Mutual Fund investment management fees and other Underlying Mutual Fund expenses at an annual effective rate of 0.75%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Underlying Mutual Funds.

For Policies with a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.738%, 4.203% and 10.143%, respectively, on a guaranteed basis, and -1.590%, 4.359% and 10.308%, respectively, on a current basis during years one through ten, -0.800%, 5.197% and 11.194%, respectively, on a current basis during years eleven through twenty, and -0.750%, 5.250% and 11.250%, respectively, on a current basis during years twenty-one and thereafter.

For Policies without a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.738%, 4.203% and 10.143%, respectively, on a guaranteed basis, and -0.899%, 5.092% and 11.083%, respectively, on a current basis during years one through ten and -0.750%, 5.250% and 11.250%, respectively, on a current basis thereafter.

The tables illustrate the Death Benefits, Accumulated Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken.  The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds.  Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Accumulated Values, and Cash Surrender Values than those illustrated.  Females generally have a more favorable cost of insurance rate structure than males, and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables.

For Policies with a sales charge, these charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Accumulated Value.  The sales charge is charged in the first ten Policy Years and is currently 4.5% of cumulative premium up to $100,000, 3.5% from $100,000 to $250,000, 2.5% from $250,000 to $500,000, and 2.0% for cumulative premiums greater than $500,000.  The sales charge is guaranteed not to exceed 4.5% of all premium.  The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively.  The asset based risk charge is currently equivalent to an annual effective rate of 0.85% and 0.05% for Policy Years 1-10 and 11-20, respectively, and 0% thereafter.  This charge is guaranteed not to exceed 1.00% in all Policy Years.  The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:

Issue Age:	Rate:	Issue Age:	Rate:	Issue Age:	Rate:
0-49	$0.050	70-74	$0.095	88	$0.260
50-54	$0.055	75-79	$0.150	89	$0.280
55-59	$0.060	80-85	$0.200	90	$0.300
60-64	$0.070	86	$0.220
65-69	$0.085	87	$0.240

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter.  This charge is assessed on up to $2 million of Specified Death Benefit.  The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

For Policies without a sales charge, these charges include a premium tax charge and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Accumulated Value.  The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively.  The asset based risk charge is currently equivalent to an annual effective rate of 0.15% for Policy Years 1-10 and 0% thereafter.  This charge is guaranteed not to exceed 1.00% in all Policy Years.  The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:

Issue Age:	Rate:	Issue Age:	Rate:	Issue Age:	Rate:
0-49	$0.050	70-74	$0.095	88	$0.260
50-54	$0.055	75-79	$0.150	89	$0.280
55-59	$0.060	80-85	$0.200	90	$0.300
60-64	$0.070	86	$0.220
65-69	$0.085	87	$0.240

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter.  This charge is assessed on up to $2 million of Specified Death Benefit.  The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income taxes against the Separate Account, since we are not currently making this charge.  However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables.  The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (With a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,795 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Current Charges

	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	4,572	4,717	450,000	4,867	5,012	450,000	5,162	5,307	450,000
2	8,953	9,243	450,000	9,823	10,113	450,000	10,730	11,019	450,000
3	13,155	13,155	450,000	14,885	14,885	450,000	16,758	16,758	450,000
4	17,211	17,211	450,000	20,086	20,086	450,000	23,326	23,326	450,000
5	21,140	21,140	450,000	25,452	25,452	450,000	30,511	30,511	450,000
6	24,949	24,949	450,000	30,996	30,996	450,000	38,383	38,383	450,000
7	28,643	28,643	450,000	36,730	36,730	450,000	47,018	47,018	450,000
8	32,246	32,246	450,000	42,685	42,685	450,000	56,521	56,521	450,000
9	35,744	35,744	450,000	48,856	48,856	450,000	66,969	66,969	450,000
10	39,104	39,104	450,000	55,221	55,221	450,000	78,431	78,431	450,000
11	42,934	42,934	450,000	62,568	62,568	450,000	92,048	92,048	450,000
12	46,560	46,560	450,000	70,137	70,137	450,000	107,058	107,058	450,000
13	49,970	49,970	450,000	77,934	77,934	450,000	123,624	123,624	450,000
14	53,191	53,191	450,000	85,997	85,997	450,000	141,960	141,960	450,000
15	56,232	56,232	450,000	94,357	94,357	450,000	162,296	162,296	450,000
16	59,370	59,370	450,000	103,312	103,312	450,000	185,155	185,155	450,000
17	62,375	62,375	450,000	112,666	112,666	450,000	210,606	210,606	450,000
18	65,241	65,241	450,000	122,440	122,440	450,000	238,965	238,965	450,000
19	67,966	67,966	450,000	132,659	132,659	450,000	270,594	270,594	450,000
20	70,543	70,543	450,000	143,351	143,351	450,000	305,897	305,897	450,000
25	80,954	80,954	450,000	205,339	205,339	450,000	554,749	554,749	643,508
30	82,642	82,642	450,000	283,007	283,007	450,000	977,077	977,077	1,045,472
35	63,865	63,865	450,000	382,376	382,376	450,000	1,693,549	1,693,549	1,778,227
40	2,663	2,663	450,000	518,610	518,610	544,540	2,894,679	2,894,679	3,039,412
45	**	**	**	689,352	689,352	723,820	4,883,663	4,883,663	5,127,846
50	**	**	**	907,603	907,603	916,679	8,227,676	8,227,676	8,309,953
55	**	**	**	1,195,114	1,195,114	1,207,065	13,955,574	13,955,574	14,095,130
60	**	**	**	1,559,768	1,559,768	1,575,366	23,584,691	23,584,691	23,820,538
65	**	**	**	2,021,550	2,021,550	2,041,766	39,742,182	39,742,182	40,139,604
70	**	**	**	2,604,892	2,604,892	2,630,941	66,792,499	66,792,499	67,460,424
75	**	**	**	3,329,947	3,329,947	3,363,246	111,965,376	111,965,376	113,085,030
76	**	**	**	3,491,993	3,491,993	3,526,913	124,112,735	124,112,735	125,353,862

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7.	The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of
-1.590%, 4.359% and 10.308%, respectively, during years one through ten, -0.800%, 5.197% and 11.194% respectively, during years eleven through twenty, and -0.750%, 5.250% and 11.250%, respectively, during years twenty-one and thereafter.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (With a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,795 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Guaranteed Maximum Charges

	0% Hypothetical Gross Investment Return (-1.738% Net)			6% Hypothetical Gross Investment Return (4.203% Net)			12% Hypothetical Gross Investment Return (10.143% Net)
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	3,797	3,942	450,000	4,067	4,212	450,000	4,337	4,482	450,000
2	7,442	7,731	450,000	8,215	8,505	450,000	9,023	9,313	450,000
3	10,927	10,927	450,000	12,442	12,442	450,000	14,087	14,087	450,000
4	14,301	14,301	450,000	16,796	16,796	450,000	19,617	19,617	450,000
5	17,558	17,558	450,000	21,276	21,276	450,000	25,653	25,653	450,000
6	20,670	20,670	450,000	25,860	25,860	450,000	32,221	32,221	450,000
7	23,625	23,625	450,000	30,535	30,535	450,000	39,361	39,361	450,000
8	26,383	26,383	450,000	35,268	35,268	450,000	47,096	47,096	450,000
9	28,938	28,938	450,000	40,051	40,051	450,000	55,482	55,482	450,000
10	31,248	31,248	450,000	44,846	44,846	450,000	64,550	64,550	450,000
11	33,550	33,550	450,000	49,905	49,905	450,000	74,648	74,648	450,000
12	35,562	35,562	450,000	54,946	54,946	450,000	85,583	85,583	450,000
13	37,268	37,268	450,000	59,954	59,954	450,000	97,441	97,441	450,000
14	38,716	38,716	450,000	64,976	64,976	450,000	110,377	110,377	450,000
15	39,873	39,873	450,000	69,981	69,981	450,000	124,492	124,492	450,000
16	40,900	40,900	450,000	75,144	75,144	450,000	140,119	140,119	450,000
17	41,513	41,513	450,000	80,191	80,191	450,000	157,168	157,168	450,000
18	41,625	41,625	450,000	85,043	85,043	450,000	175,768	175,768	450,000
19	41,179	41,179	450,000	89,644	89,644	450,000	196,102	196,102	450,000
20	40,146	40,146	450,000	93,969	93,969	450,000	218,411	218,411	450,000
25	25,221	25,221	450,000	110,521	110,521	450,000	371,519	371,519	450,000
30	**	**	**	110,887	110,887	450,000	628,955	628,955	672,982
35	**	**	**	68,353	68,353	450,000	1,043,565	1,043,565	1,095,743
40	**	**	**	**	**	**	1,692,583	1,692,583	1,777,212
45	**	**	**	**	**	**	2,682,895	2,682,895	2,817,040
50	**	**	**	**	**	**	4,251,392	4,251,392	4,293,906
55	**	**	**	**	**	**	6,836,236	6,836,236	6,904,599
60	**	**	**	**	**	**	10,911,904	10,911,904	11,021,023
65	**	**	**	**	**	**	17,270,524	17,270,524	17,443,230
70	**	**	**	**	**	**	27,041,248	27,041,248	27,311,661
75	**	**	**	**	**	**	42,242,046	42,242,046	42,664,467
76	**	**	**	**	**	**	46,178,056	46,178,056	46,639,837

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Without a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,673 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Current Charges

	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	4,775	4,775	450,000	5,081	5,081	450,000	5,388	5,388	450,000
2	9,400	9,400	450,000	10,310	10,310	450,000	11,259	11,259	450,000
3	13,885	13,885	450,000	15,706	15,706	450,000	17,678	17,678	450,000
4	18,258	18,258	450,000	21,304	21,304	450,000	24,737	24,737	450,000
5	22,537	22,537	450,000	27,132	27,132	450,000	32,524	32,524	450,000
6	26,726	26,726	450,000	33,207	33,207	450,000	41,126	41,126	450,000
7	30,829	30,829	450,000	39,546	39,546	450,000	50,641	50,641	450,000
8	34,867	34,867	450,000	46,183	46,183	450,000	61,192	61,192	450,000
9	38,826	38,826	450,000	53,120	53,120	450,000	72,883	72,883	450,000
10	42,677	42,677	450,000	60,345	60,345	450,000	85,817	85,817	450,000
11	46,495	46,495	450,000	67,981	67,981	450,000	100,296	100,296	450,000
12	50,129	50,129	450,000	75,878	75,878	450,000	116,291	116,291	450,000
13	53,570	53,570	450,000	84,043	84,043	450,000	133,981	133,981	450,000
14	56,840	56,840	450,000	92,516	92,516	450,000	153,595	153,595	450,000
15	59,950	59,950	450,000	101,328	101,328	450,000	175,376	175,376	450,000
16	63,132	63,132	450,000	110,741	110,741	450,000	199,838	199,838	450,000
17	66,154	66,154	450,000	120,557	120,557	450,000	227,070	227,070	450,000
18	69,008	69,008	450,000	130,797	130,797	450,000	257,413	257,413	450,000
19	71,685	71,685	450,000	141,483	141,483	450,000	291,258	291,258	450,000
20	74,175	74,175	450,000	152,643	152,643	450,000	329,047	329,047	450,000
25	83,999	83,999	450,000	217,092	217,092	450,000	593,564	593,564	688,535
30	85,163	85,163	450,000	298,428	298,428	450,000	1,042,000	1,042,000	1,114,940
35	65,973	65,973	450,000	403,991	403,991	450,000	1,802,769	1,802,769	1,892,907
40	4,514	4,514	450,000	546,895	546,895	574,240	3,078,134	3,078,134	3,232,040
45	**	**	**	724,567	724,567	760,796	5,190,005	5,190,005	5,449,505
50	**	**	**	951,684	951,684	961,200	8,740,625	8,740,625	8,828,031
55	**	**	**	1,250,948	1,250,948	1,263,457	14,822,471	14,822,471	14,970,696
60	**	**	**	1,630,488	1,630,488	1,646,793	25,046,594	25,046,594	25,297,060
65	**	**	**	2,111,103	2,111,103	2,132,214	42,202,481	42,202,481	42,624,506
70	**	**	**	2,718,219	2,718,219	2,745,401	70,924,266	70,924,266	71,633,509
75	**	**	**	3,473,464	3,473,464	3,508,198	118,889,354	118,889,354	120,078,248
76	**	**	**	3,642,501	3,642,501	3,678,926	131,787,920	131,787,920	133,105,799

Assumptions:
1.Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7.	The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of
-0.899%, 5.092% and 11.083%, respectively, during years one through ten, and -0.750%, 5.250% and 11.250%, respectively, during year eleven and thereafter.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Without a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,673 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Guaranteed Maximum Charges

	0% Hypothetical Gross Investment Return (-1.738% Net)			6% Hypothetical Gross Investment Return (4.203% Net)			12% Hypothetical Gross Investment Return (10.143% Net)
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	3,939	3,939	450,000	4,217	4,217	450,000	4,496	4,496	450,000
2	7,722	7,722	450,000	8,522	8,522	450,000	9,357	9,357	450,000
3	11,345	11,345	450,000	12,913	12,913	450,000	14,614	14,614	450,000
4	14,855	14,855	450,000	17,438	17,438	450,000	20,358	20,358	450,000
5	18,245	18,245	450,000	22,098	22,098	450,000	26,631	26,631	450,000
6	21,490	21,490	450,000	26,869	26,869	450,000	33,460	33,460	450,000
7	24,574	24,574	450,000	31,741	31,741	450,000	40,890	40,890	450,000
8	27,462	27,462	450,000	36,679	36,679	450,000	48,945	48,945	450,000
9	30,144	30,144	450,000	41,679	41,679	450,000	57,686	57,686	450,000
10	32,581	32,581	450,000	46,700	46,700	450,000	67,149	67,149	450,000
11	34,751	34,751	450,000	51,725	51,725	450,000	77,397	77,397	450,000
12	36,634	36,634	450,000	56,731	56,731	450,000	88,500	88,500	450,000
13	38,213	38,213	450,000	61,705	61,705	450,000	100,546	100,546	450,000
14	39,536	39,536	450,000	66,691	66,691	450,000	113,691	113,691	450,000
15	40,569	40,569	450,000	71,660	71,660	450,000	128,043	128,043	450,000
16	41,474	41,474	450,000	76,786	76,786	450,000	143,935	143,935	450,000
17	41,966	41,966	450,000	81,796	81,796	450,000	161,283	161,283	450,000
18	41,959	41,959	450,000	86,610	86,610	450,000	180,221	180,221	450,000
19	41,394	41,394	450,000	91,175	91,175	450,000	200,938	200,938	450,000
20	40,245	40,245	450,000	95,462	95,462	450,000	223,682	223,682	450,000
25	24,730	24,730	450,000	111,831	111,831	450,000	380,064	380,064	450,000
30	**	**	**	112,025	112,025	450,000	641,933	641,933	686,869
35	**	**	**	69,370	69,370	450,000	1,063,568	1,063,568	1,116,746
40	**	**	**	**	**	**	1,723,556	1,723,556	1,809,734
45	**	**	**	**	**	**	2,730,568	2,730,568	2,867,096
50	**	**	**	**	**	**	4,325,519	4,325,519	4,368,774
55	**	**	**	**	**	**	6,954,018	6,954,018	7,023,559
60	**	**	**	**	**	**	11,098,504	11,098,504	11,209,489
65	**	**	**	**	**	**	17,564,470	17,564,470	17,740,115
70	**	**	**	**	**	**	27,500,114	27,500,114	27,775,115
75	**	**	**	**	**	**	42,957,925	42,957,925	43,387,504
76	**	**	**	**	**	**	46,960,642	46,960,642	47,430,248

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

PLEASE NOTE:  The hypothetical gross investment rates of return shown in each of the above tables are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Underlying Mutual Funds.  The Accumulated Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson or any Underlying Mutual Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS

In the pages that follow are the financial statements of JNL Separate Account IV as of December 31, 2010 and Jackson as of December 31, 2010, 2009, and 2008, and the accompanying Independent Registered Public Accounting Firm's Reports.  The financial statements of Jackson included herein should be considered only as bearing upon the ability of Jackson to meet its obligations under the Policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

Jackson National Separate Account IV

Financial Statements

December 31, 2010

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

	JNL/American		JNL/American	JNL/American	JNL/American		JNL/BlackRock		JNL/Capital	JNL/Capital
	Funds Blue Chip	JNL/American	Funds Global	Funds	Funds	JNL/American	Commodity	JNL/BlackRock	Guardian Global	Guardian Global
	Income and	Funds Global	Small Capitalization	Growth-Income	International	Funds New	Securities	Global Allocation	Balanced	Diversified
	Growth Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio	World Portfolio	Portfolio	Portfolio	Portfolio	Research Portfolio
Assets
Investments, at value (a)	$8,003	$78,175	$22,351	$23,249	$18,645	$16,803	$693,759	$18,690	$414,124	$309,003
Receivables:
Investment securities sold	-	56	1	1	-	-	109	-	7	33
Sub-account units sold	-	-	-	-	-	-	-	-	-	36
Total assets	8,003	78,231	22,352	23,250	18,645	16,803	693,868	18,690	414,131	309,072

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	36
Sub-account units redeemed	-	54	-	-	-	-	94	-	-	28
Insurance fees due to Jackson	-	2	1	1	-	-	15	-	7	5
Total liabilities	-	56	1	1	-	-	109	-	7	69
Net assets (Note 6)	$8,003	$78,175	$22,351	$23,249	$18,645	$16,803	$693,759	$18,690	$414,124	$309,003

(a) Investment shares	769	7,467	2,003	2,223	1,715	1,478	62,727	1,806	42,474	13,205
Investments at cost	$7,521	$77,774	$21,293	$21,117	$17,920	$15,381	$558,479	$18,291	$402,214	$275,374

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

	JNL/Capital			JNL/Franklin		JNL/Franklin		JNL/Franklin	JNL/	JNL/Goldman
	Guardian U.S.	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	Templeton Inter-	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging
	Growth Equity	Core Equity	SmallCap Equity	Global Growth	Templeton	national Small Cap	Templeton Mutual	Small Cap	Core Plus	Markets Debt
	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	Growth Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio
Assets
Investments, at value (a)	$224,262	$118,825	$520,581	$282,754	$346,492	$181,405	$358,123	$397,933	$241,532	$302,979
Receivables:
Investment securities sold	53	3	40	30	33	4	43	533	23	44
Sub-account units sold	10	-	69	37	-	-	-	-	336	-
Total assets	224,325	118,828	520,690	282,821	346,525	181,409	358,166	398,466	241,891	303,023

Liabilities
Payables:
Investment securities purchased	10	-	69	37	-	-	-	-	336	-
Sub-account units redeemed	49	-	29	24	25	-	35	524	18	37
Insurance fees due to Jackson	4	3	11	6	8	4	8	9	5	7
Total liabilities	63	3	109	67	33	4	43	533	359	44
Net assets (Note 6)	$224,262	$118,825	$520,581	$282,754	$346,492	$181,405	$358,123	$397,933	$241,532	$302,979

(a) Investment shares	10,465	15,533	23,397	34,908	35,501	22,096	42,033	36,242	19,637	22,115
Investments at cost	$190,666	$135,676	$411,642	$264,797	$333,864	$155,564	$319,050	$327,952	$235,485	$282,133

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

	JNL/	JNL/Goldman								JNL/JPMorgan
	Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy	JNL/JPMorgan	JNL/JPMorgan	U.S. Government
	Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy	International	MidCap Growth	& Quality Bond
	Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Value Portfolio	Portfolio	Portfolio
Assets
Investments, at value (a)	$312,701	$77,718	$612,366	$479,169	$774,294	$405,838	$279,480	$584,588	$177,412	$515,960
Receivables:
Investment securities sold	226	65	41	62	210	27	10	58	410	148
Sub-account units sold	-	-	667	203	-	-	-	498	-	1,007
Total assets	312,927	77,783	613,074	479,434	774,504	405,865	279,490	585,144	177,822	517,115

Liabilities
Payables:
Investment securities purchased	-	-	667	203	-	-	-	498	-	1,007
Sub-account units redeemed	219	63	27	54	191	18	4	46	406	138
Insurance fees due to Jackson	7	2	14	8	19	9	6	12	4	10
Total liabilities	226	65	708	265	210	27	10	556	410	1,155
Net assets (Note 6)	$312,701	$77,718	$612,366	$479,169	$774,294	$405,838	$279,480	$584,588	$177,412	$515,960

(a) Investment shares	29,472	9,432	71,455	44,326	61,016	31,266	24,409	76,118	8,740	38,304
Investments at cost	$288,227	$70,393	$580,527	$459,858	$679,654	$340,052	$255,429	$616,110	$152,214	$505,002

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications	Consumer Brands	Dow Dividend	European 30
	Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio	Sector Portfolio	Sector Portfolio	Portfolio	Portfolio
Assets
Investments, at value (a)	$1,062,703	$159,580	$115,486	$19,912	$423,145	$895,475	$152,763	$28,836	$133,781	$16,770
Receivables:
Investment securities sold	154	14	3	-	742	184	4	1	67	-
Sub-account units sold	1,326	-	-	-	-	1,577	-	-	-	-
Total assets	1,064,183	159,594	115,489	19,912	423,887	897,236	152,767	28,837	133,848	16,770

Liabilities
Payables:
Investment securities purchased	1,326	-	-	-	-	1,577	-	-	-	-
Sub-account units redeemed	131	11	-	-	732	165	-	-	64	-
Insurance fees due to Jackson	23	3	3	-	10	19	4	1	3	-
Total liabilities	1,480	14	3	-	742	1,761	4	1	67	-
Net assets (Note 6)	$1,062,703	$159,580	$115,486	$19,912	$423,145	$895,475	$152,763	$28,836	$133,781	$16,770

(a) Investment shares	87,537	13,663	7,689	1,560	33,610	74,129	46,013	2,881	23,429	1,457
Investments at cost	$861,377	$154,123	$93,109	$17,700	$385,132	$876,173	$145,696	$25,304	$122,003	$14,914

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Financial	Global Alpha	Healthcare	International	JNL 5	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30
	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio
Assets
Investments, at value (a)	$235,246	$91,446	$273,340	$1,144,724	$9,164,831	$1,049,000	$41,754	$137,890	$1,066,535	$55,683
Receivables:
Investment securities sold	39	6	11	202	2,933	109	2	3	223	1
Sub-account units sold	-	-	-	5,757	348	8	-	29	681	41
Total assets	235,285	91,452	273,351	1,150,683	9,168,112	1,049,117	41,756	137,922	1,067,439	55,725

Liabilities
Payables:
Investment securities purchased	-	-	-	5,757	348	8	-	29	681	41
Sub-account units redeemed	34	4	5	177	2,727	85	1	-	200	-
Insurance fees due to Jackson	5	2	6	25	206	24	1	3	23	1
Total liabilities	39	6	11	5,959	3,281	117	2	32	904	42
Net assets (Note 6)	$235,246	$91,446	$273,340	$1,144,724	$9,164,831	$1,049,000	$41,754	$137,890	$1,066,535	$55,683

(a) Investment shares	32,810	8,717	24,125	88,945	1,051,013	118,397	4,723	19,046	39,414	4,367
Investments at cost	$222,281	$88,007	$275,479	$1,101,030	$10,091,894	$1,003,984	$37,370	$143,639	$1,002,824	$50,642

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

										JNL/
	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer
	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth
	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio
Assets
Investments, at value (a)	$80,098	$978,882	$1,774,127	$329,097	$110,422	$964,399	$434,387	$259,933	$906,876	$570,064
Receivables:
Investment securities sold	5	1,756	254	65	4	2,234	10	90	50	121
Sub-account units sold	-	-	4,532	-	-	-	-	-	79	26
Total assets	80,103	980,638	1,778,913	329,162	110,426	966,633	434,397	260,023	907,005	570,211

Liabilities
Payables:
Investment securities purchased	-	-	4,532	-	-	-	-	-	79	26
Sub-account units redeemed	3	1,736	212	57	1	2,214	-	84	31	109
Insurance fees due to Jackson	2	20	42	8	3	20	10	6	19	12
Total liabilities	5	1,756	4,786	65	4	2,234	10	90	129	147
Net assets (Note 6)	$80,098	$978,882	$1,774,127	$329,097	$110,422	$964,399	$434,387	$259,933	$906,876	$570,064

(a) Investment shares	8,812	69,671	164,576	29,331	9,975	75,639	59,587	39,147	129,925	53,830
Investments at cost	$66,040	$821,027	$1,586,206	$295,588	$117,726	$747,178	$323,563	$232,212	$1,004,544	$574,681

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

					JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P
	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive
	Asia ex-Japan	China-India	Real Return	Total Return	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage
	Portfolio	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments, at value (a)	$87,232	$331,646	$262,736	$1,709,539	$669,155	$12,104	$4,837	$47,910	$234,467	$59,433
Receivables:
Investment securities sold	6	115	58	815	159	-	-	1	43	70
Sub-account units sold	-	-	-	127	503	-	-	-	-	-
Total assets	87,238	331,761	262,794	1,710,481	669,817	12,104	4,837	47,911	234,510	59,503

Liabilities
Payables:
Investment securities purchased	-	-	-	127	503	-	-	-	-	-
Sub-account units redeemed	4	108	52	782	144	-	-	-	38	69
Insurance fees due to Jackson	2	7	6	33	15	-	-	1	5	1
Total liabilities	6	115	58	942	662	-	-	1	43	70
Net assets (Note 6)	$87,232	$331,646	$262,736	$1,709,539	$669,155	$12,104	$4,837	$47,910	$234,467	$59,433

(a) Investment shares	8,965	36,932	21,624	130,400	91,041	1,131	477	3,930	23,215	5,554
Investments at cost	$74,924	$292,622	$257,272	$1,732,897	$638,144	$10,543	$4,827	$41,713	$190,333	$52,356

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2010

	JNL/S&P
	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	& Growth	Intrinsic Value	Total Yield	Balanced	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio	Portfolio
Assets
Investments, at value (a)	$166,278	$100,056	$65,141	$1,038,921	$2,942,556	$889,010	$1,207,673	$1,145,443	$88,087	$593,409
Receivables:
Investment securities sold	10	15	70	43	58	114	236	921	2	35
Sub-account units sold	16	-	-	201	168	3,589	-	-	286	38
Total assets	166,304	100,071	65,211	1,039,165	2,942,782	892,713	1,207,909	1,146,364	88,375	593,482

Liabilities
Payables:
Investment securities purchased	16	-	-	201	168	3,589	-	-	286	38
Sub-account units redeemed	8	13	68	19	4	99	209	896	-	22
Insurance fees due to Jackson	2	2	2	24	54	15	27	25	2	13
Total liabilities	26	15	70	244	226	3,703	236	921	288	73
Net assets (Note 6)	$166,278	$100,056	$65,141	$1,038,921	$2,942,556	$889,010	$1,207,673	$1,145,443	$88,087	$593,409

(a) Investment shares	16,967	9,956	6,674	61,951	2,942,556	50,340	56,249	37,791	8,853	53,412
Investments at cost	$144,801	$102,174	$64,318	$984,648	$2,942,556	$816,040	$984,686	$944,626	$88,146	$598,345

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

	JNL/American		JNL/American	JNL/American	JNL/American		JNL/BlackRock		JNL/Capital	JNL/Capital
	Funds Blue Chip	JNL/American	Funds Global	Funds	Funds	JNL/American	Commodity	JNL/BlackRock	Guardian Global	Guardian Global
	Income and	Funds Global	Small Capitalization	Growth-Income	International	Funds New	Securities	Global Allocation	Balanced	Diversified
	Growth Portfolio(a)	Bond Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio(a)	World Portfolio(a)	Portfolio	Portfolio(b)	Portfolio	Research Portfolio
Investment income
Dividends	$-	$-	$-	$-	$-	$-	$2,376	$-	$4,491	$2,307

Expenses
Insurance charges (Note 3)	14	193	32	58	31	41	4,451	12	2,195	1,912
Total expenses	14	193	32	58	31	41	4,451	12	2,195	1,912
Net investment income (loss)	(14)	(193)	(32)	(58)	(31)	(41)	(2,075)	(12)	2,296	395

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	-	-
Investments	52	71	25	47	24	69	11,874	1	(2,064)	10,332
Net change in unrealized appreciation
(depreciation) on investments	482	401	1,059	2,132	725	1,423	90,658	399	35,505	26,000
Net realized and unrealized gain (loss)	534	472	1,084	2,179	749	1,492	102,532	400	33,441	36,332

Net increase (decrease) in net assets
from operations	$520	$279	$1,052	$2,121	$718	$1,451	$100,457	$388	$35,737	$36,727

(a) Commencement of operations May 3, 2010.
(b) Commencement of operations October 11, 2010.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

	JNL/Capital			JNL/Franklin		JNL/Franklin		JNL/Franklin	JNL/	JNL/Goldman
	Guardian U.S.	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	Templeton Inter-	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging
	Growth Equity	Core Equity	SmallCap Equity	Global Growth	Templeton	national Small Cap	Templeton Mutual	Small Cap	Core Plus	Markets Debt
	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	Growth Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio
Investment income
Dividends	$682	$356	$965	$3,694	$12,459	$2,021	$439	$1,742	$6,066	$2,671

Expenses
Insurance charges (Note 3)	1,584	855	2,674	1,983	2,927	1,331	2,620	2,580	2,014	1,262
Total expenses	1,584	855	2,674	1,983	2,927	1,331	2,620	2,580	2,014	1,262
Net investment income (loss)	(902)	(499)	(1,709)	1,711	9,532	690	(2,181)	(838)	4,052	1,409

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	2,600	651
Investments	12,396	(5,646)	7,906	(342)	5,657	7,493	4,190	5,595	5,305	3,941
Net change in unrealized appreciation
(depreciation) on investments	16,025	17,164	100,355	16,778	25,153	21,525	32,706	66,659	4,399	17,204
Net realized and unrealized gain (loss)	28,421	11,518	108,261	16,436	30,810	29,018	36,896	72,254	12,304	21,796

Net increase (decrease) in net assets
from operations	$27,519	$11,019	$106,552	$18,147	$40,342	$29,708	$34,715	$71,416	$16,356	$23,205

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

	JNL/	JNL/Goldman								JNL/JPMorgan
	Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy	JNL/JPMorgan	JNL/JPMorgan	U.S. Government
	Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy	International	MidCap Growth	& Quality Bond
	Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Value Portfolio	Portfolio	Portfolio
Investment income
Dividends	$1,631	$543	$21,142	$3,509	$2,637	$-	$24	$14,798	$-	$14,358

Expenses
Insurance charges (Note 3)	2,246	563	4,104	2,602	5,873	2,186	1,423	3,895	1,055	3,978
Total expenses	2,246	563	4,104	2,602	5,873	2,186	1,423	3,895	1,055	3,978
Net investment income (loss)	(615)	(20)	17,038	907	(3,236)	(2,186)	(1,399)	10,903	(1,055)	10,380

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	18	-	-	-
Investments	(8,787)	(242)	(2,150)	(12,245)	(130)	1,304	(527)	(47,596)	399	11,805
Net change in unrealized appreciation
(depreciation) on investments	67,038	5,840	74,382	58,852	122,112	71,781	23,897	82,054	28,256	16,246
Net realized and unrealized gain (loss)	58,251	5,598	72,232	46,607	121,982	73,085	23,388	34,458	28,655	28,051

Net increase (decrease) in net assets
from operations	$57,636	$5,578	$89,270	$47,514	$118,746	$70,899	$21,989	$45,361	$27,600	$38,431

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications	Consumer Brands	Dow Dividend	European 30
	Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio	Sector Portfolio	Sector Portfolio	Portfolio	Portfolio
Investment income
Dividends	$5,007	$764	$772	$89	$9,539	$24,222	$3,280	$127	$4,304	$10

Expenses
Insurance charges (Note 3)	6,657	1,003	884	121	2,881	6,708	1,066	164	855	84
Total expenses	6,657	1,003	884	121	2,881	6,708	1,066	164	855	84
Net investment income (loss)	(1,650)	(239)	(112)	(32)	6,658	17,514	2,214	(37)	3,449	(74)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	375	204	-	1,478	-	-	-	79
Investments	45,888	(10,474)	10,843	(23)	5,348	19,637	(5,864)	(653)	2,801	635
Net change in unrealized appreciation
(depreciation) on investments	132,091	38,493	10,075	2,200	51,274	10,399	30,816	3,781	6,434	1,352
Net realized and unrealized gain (loss)	177,979	28,019	21,293	2,381	56,622	31,514	24,952	3,128	9,235	2,066

Net increase (decrease) in net assets
from operations	$176,329	$27,780	$21,181	$2,349	$63,280	$49,028	$27,166	$3,091	$12,684	$1,992

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Financial	Global Alpha	Healthcare	International	JNL 5	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30
	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio
Investment income
Dividends	$2,943	$-	$3,214	$21,263	$194,993	$20,934	$138	$3,022	$10,288	$-

Expenses
Insurance charges (Note 3)	1,906	442	2,074	7,652	69,329	7,893	174	1,071	6,931	275
Total expenses	1,906	442	2,074	7,652	69,329	7,893	174	1,071	6,931	275
Net investment income (loss)	1,037	(442)	1,140	13,611	125,664	13,041	(36)	1,951	3,357	(275)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	20	-	-	-	-	-	-	-	7
Investments	1,843	95	(2,848)	(12,459)	(628,109)	(16,648)	768	(4,980)	(43,259)	453
Net change in unrealized appreciation
(depreciation) on investments	25,620	3,589	11,897	71,722	1,780,965	128,330	3,169	3,861	200,324	5,177
Net realized and unrealized gain (loss)	27,463	3,704	9,049	59,263	1,152,856	111,682	3,937	(1,119)	157,065	5,637

Net increase (decrease) in net assets
from operations	$28,500	$3,262	$10,189	$72,874	$1,278,520	$124,723	$3,901	$832	$160,422	$5,362

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

										JNL/
	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer
	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth
	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio
Investment income
Dividends	$254	$6,650	$23,840	$286	$738	$6,349	$1,058	$2,044	$21,231	$4,572

Expenses
Insurance charges (Note 3)	389	5,668	12,998	1,644	883	5,868	3,326	941	6,311	3,839
Total expenses	389	5,668	12,998	1,644	883	5,868	3,326	941	6,311	3,839
Net investment income (loss)	(135)	982	10,842	(1,358)	(145)	481	(2,268)	1,103	14,920	733

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	7,418	1,950	-	-	-	-	-	-	-
Investments	842	7,685	7,028	354	(9,075)	19,474	15,900	(110)	(47,892)	(11,042)
Net change in unrealized appreciation
(depreciation) on investments	10,565	165,767	189,104	7,760	23,101	174,781	31,548	24,934	145,426	82,718
Net realized and unrealized gain (loss)	11,407	180,870	198,082	8,114	14,026	194,255	47,448	24,824	97,534	71,676

Net increase (decrease) in net assets
from operations	$11,272	$181,852	$208,924	$6,756	$13,881	$194,736	$45,180	$25,927	$112,454	$72,409

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

					JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P
	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive
	Asia ex-Japan	China-India	Real Return	Total Return	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage
	Portfolio	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income
Dividends	$132	$-	$3,980	$32,437	$37,604	$-	$11	$586	$392	$515

Expenses
Insurance charges (Note 3)	463	1,852	2,383	13,273	3,791	132	14	352	1,127	472
Total expenses	463	1,852	2,383	13,273	3,791	132	14	352	1,127	472
Net investment income (loss)	(331)	(1,852)	1,597	19,164	33,813	(132)	(3)	234	(735)	43

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	2,991	5,304	54,585	-	-	238	-	1,254	2,204
Investments	4,991	15,531	12,922	58,140	29,577	(1,673)	(316)	933	3,870	1,426
Net change in unrealized appreciation
(depreciation) on investments	6,642	19,104	1,709	(8,526)	(2,474)	781	(2)	5,633	40,068	2,615
Net realized and unrealized gain (loss)	11,633	37,626	19,935	104,199	27,103	(892)	(80)	6,566	45,192	6,245

Net increase (decrease) in net assets
from operations	$11,302	$35,774	$21,532	$123,363	$60,916	$(1,024)	$(83)	$6,800	$44,457	$6,288

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2010

	JNL/S&P
	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	& Growth	Intrinsic Value	Total Yield	Balanced	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio	Portfolio
Investment income
Dividends	$1,925	$804	$527	$12,038	$-	$8,183	$1,502	$3,131	$1,079	$5,681

Expenses
Insurance charges (Note 3)	1,649	964	587	7,724	16,587	4,264	8,389	7,636	1,148	4,545
Total expenses	1,649	964	587	7,724	16,587	4,264	8,389	7,636	1,148	4,545
Net investment income (loss)	276	(160)	(60)	4,314	(16,587)	3,919	(6,887)	(4,505)	(69)	1,136

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	6,333	9,767	1,298	-	-	-	-	21,660	-	-
Investments	22,886	2,149	(5,108)	(2,257)	-	(2,276)	24,989	21,115	1,090	(38,526)
Net change in unrealized appreciation
(depreciation) on investments	1,686	(5,128)	(238)	93,660	-	93,724	153,837	203,061	3,075	112,562
Net realized and unrealized gain (loss)	30,905	6,788	(4,048)	91,403	-	91,448	178,826	245,836	4,165	74,036

Net increase (decrease) in net assets
from operations	$31,181	$6,628	$(4,108)	$95,717	$(16,587)	$95,367	$171,939	$241,331	$4,096	$75,172

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/American		JNL/American	JNL/American	JNL/American		JNL/BlackRock		JNL/Capital	JNL/Capital
	Funds Blue Chip	JNL/American	Funds Global	Funds	Funds	JNL/American	Commodity	JNL/BlackRock	Guardian Global	Guardian Global
	Income and	Funds Global	Small Capitalization	Growth-Income	International	Funds New	Securities	Global Allocation	Balanced	Diversified
	Growth Portfolio(a)	Bond Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio(a)	World Portfolio(a)	Portfolio	Portfolio(b)	Portfolio	Research Portfolio
Operations
Net investment income (loss)	$(14)	$(193)	$(32)	$(58)	$(31)	$(41)	$(2,075)	$(12)	$2,296	$395
Net realized gain (loss) on investments	52	71	25	47	24	69	11,874	1	(2,064)	10,332
Net change in unrealized appreciation
(depreciation) on investments	482	401	1,059	2,132	725	1,423	90,658	399	35,505	26,000
Net increase (decrease) in net assets
from operations	520	279	1,052	2,121	718	1,451	100,457	388	35,737	36,727

Contract transactions 1
Policy purchase payments	861	1,530	246	4,279	210	1,453	100,477	62	41,934	30,093
Policy withdrawals	-	-	-	-	-	-	(4,543)	-	(24,174)	(65,197)
Transfers between portfolios	7,003	77,772	21,519	17,629	17,873	14,491	(3,643)	18,323	(25,588)	(464)
Policyholder charges	(381)	(1,406)	(466)	(780)	(156)	(592)	(36,994)	(83)	(18,158)	(19,130)
Net increase (decrease) in net assets from
contract transactions	7,483	77,896	21,299	21,128	17,927	15,352	55,297	18,302	(25,986)	(54,698)

Net increase (decrease) in net assets	8,003	78,175	22,351	23,249	18,645	16,803	155,754	18,690	9,751	(17,971)

Net assets beginning of period	-	-	-	-	-	-	538,005	-	404,373	326,974

Net assets end of period	$8,003	$78,175	$22,351	$23,249	$18,645	$16,803	$693,759	$18,690	$414,124	$309,003

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	-	-	-	-	-	53,921	-	33,172	11,816

Units Issued	857	7,757	2,072	2,316	1,780	1,564	28,936	1,817	5,138	7,692
Units Redeemed	(84)	(257)	(61)	(81)	(55)	(78)	(23,312)	(8)	(6,879)	(9,511)

Units Outstanding at December 31, 2010	773	7,500	2,011	2,235	1,725	1,486	59,545	1,809	31,431	9,997

(a) Commencement of operations May 3, 2010.
(b) Commencement of operations October 11, 2010.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/Capital			JNL/Franklin		JNL/Franklin		JNL/Franklin	JNL/	JNL/Goldman
	Guardian U.S.	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	Templeton Inter-	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging
	Growth Equity	Core Equity	SmallCap Equity	Global Growth	Templeton	national Small Cap	Templeton Mutual	Small Cap	Core Plus	Markets Debt
	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	Growth Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio
Operations
Net investment income (loss)	$(902)	$(499)	$(1,709)	$1,711	$9,532	$690	$(2,181)	$(838)	$4,052	$1,409
Net realized gain (loss) on investments	12,396	(5,646)	7,906	(342)	5,657	7,493	4,190	5,595	7,905	4,592
Net change in unrealized appreciation
(depreciation) on investments	16,025	17,164	100,355	16,778	25,153	21,525	32,706	66,659	4,399	17,204
Net increase (decrease) in net assets
from operations	27,519	11,019	106,552	18,147	40,342	29,708	34,715	71,416	16,356	23,205

Contract transactions 1
Policy purchase payments	28,568	10,749	39,083	49,166	83,308	34,618	48,460	27,476	27,504	25,182
Policy withdrawals	(25,554)	(2,145)	(2,029)	(8,322)	(95,881)	(2,561)	(6,327)	(12,744)	(21,016)	(2,085)
Transfers between portfolios	(94,027)	10,927	151,213	30,145	(25,744)	(86,880)	17,829	92,682	(10,568)	184,853
Policyholder charges	(19,866)	(5,703)	(14,071)	(25,550)	(43,658)	(11,606)	(18,461)	(16,333)	(11,801)	(6,324)
Net increase (decrease) in net assets from
contract transactions	(110,879)	13,828	174,196	45,439	(81,975)	(66,429)	41,501	91,081	(15,881)	201,626

Net increase (decrease) in net assets	(83,360)	24,847	280,748	63,586	(41,633)	(36,721)	76,216	162,497	475	224,831

Net assets beginning of period	307,622	93,978	239,833	219,168	388,125	218,126	281,907	235,436	241,057	78,148

Net assets end of period	$224,262	$118,825	$520,581	$282,754	$346,492	$181,405	$358,123	$397,933	$241,532	$302,979

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	11,543	5,548	10,257	28,493	38,026	29,003	36,397	22,272	9,876	6,613

Units Issued	1,889	1,755	9,297	11,961	22,549	11,546	15,278	17,377	3,312	20,024
Units Redeemed	(6,009)	(973)	(3,130)	(5,900)	(30,200)	(20,333)	(9,932)	(9,750)	(3,874)	(4,394)

Units Outstanding at December 31, 2010	7,423	6,330	16,424	34,554	30,375	20,216	41,743	29,899	9,314	22,243

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/	JNL/Goldman								JNL/JPMorgan
	Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy	JNL/JPMorgan	JNL/JPMorgan	U.S. Government
	Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy	International	MidCap Growth	& Quality Bond
	Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Value Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$(615)	$(20)	$17,038	$907	$(3,236)	$(2,186)	$(1,399)	$10,903	$(1,055)	$10,380
Net realized gain (loss) on investments	(8,787)	(242)	(2,150)	(12,245)	(130)	1,304	(509)	(47,596)	399	11,805
Net change in unrealized appreciation
(depreciation) on investments	67,038	5,840	74,382	58,852	122,112	71,781	23,897	82,054	28,256	16,246
Net increase (decrease) in net assets
from operations	57,636	5,578	89,270	47,514	118,746	70,899	21,989	45,361	27,600	38,431

Contract transactions 1
Policy purchase payments	41,927	18,129	86,623	78,573	59,776	45,406	34,413	82,105	27,008	28,689
Policy withdrawals	(3,062)	(458)	(15,638)	(8,652)	(6,692)	(1,910)	-	(22,519)	(5,889)	(30,231)
Transfers between portfolios	(23,555)	(2,916)	87,822	6,838	59,417	159,684	133,426	(27,180)	30,082	(52,365)
Policyholder charges	(18,361)	(4,793)	(36,430)	(25,492)	(40,806)	(18,384)	(9,214)	(36,830)	(9,734)	(26,828)
Net increase (decrease) in net assets from
contract transactions	(3,051)	9,962	122,377	51,267	71,695	184,796	158,625	(4,424)	41,467	(80,735)

Net increase (decrease) in net assets	54,585	15,540	211,647	98,781	190,441	255,695	180,614	40,937	69,067	(42,304)

Net assets beginning of period	258,116	62,178	400,719	380,388	583,853	150,143	98,866	543,651	108,345	558,264

Net assets end of period	$312,701	$77,718	$612,366	$479,169	$774,294	$405,838	$279,480	$584,588	$177,412	$515,960

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	23,169	7,485	35,696	21,595	50,934	11,249	9,515	39,481	4,874	27,240

Units Issued	6,465	5,685	28,994	9,246	28,127	15,568	17,723	19,655	4,516	8,306
Units Redeemed	(6,944)	(4,511)	(17,821)	(6,723)	(21,135)	(2,477)	(2,586)	(19,242)	(2,994)	(11,995)

Units Outstanding at December 31, 2010	22,690	8,659	46,869	24,118	57,926	24,340	24,652	39,894	6,396	23,551

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications	Consumer Brands	Dow Dividend	European 30
	Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio	Sector Portfolio	Sector Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$(1,650)	$(239)	$(112)	$(32)	$6,658	$17,514	$2,214	$(37)	$3,449	$(74)
Net realized gain (loss) on investments	45,888	(10,474)	11,218	181	5,348	21,115	(5,864)	(653)	2,801	714
Net change in unrealized appreciation
(depreciation) on investments	132,091	38,493	10,075	2,200	51,274	10,399	30,816	3,781	6,434	1,352
Net increase (decrease) in net assets
from operations	176,329	27,780	21,181	2,349	63,280	49,028	27,166	3,091	12,684	1,992

Contract transactions 1
Policy purchase payments	127,500	26,332	18,831	424	39,493	109,207	20,930	4,909	28,915	2,460
Policy withdrawals	(28,248)	(15,875)	(762)	(1,019)	(5,221)	(22,040)	(3,945)	(582)	(831)	(2,365)
Transfers between portfolios	64,081	(14,630)	(75,439)	7,245	92,508	(134,446)	9,182	12,814	3,530	10,100
Policyholder charges	(51,600)	(17,384)	(8,741)	(422)	(19,489)	(43,655)	(10,066)	(1,767)	(7,617)	(1,003)
Net increase (decrease) in net assets from
contract transactions	111,733	(21,557)	(66,111)	6,228	107,291	(90,934)	16,101	15,374	23,997	9,192

Net increase (decrease) in net assets	288,062	6,223	(44,930)	8,577	170,571	(41,906)	43,267	18,465	36,681	11,184

Net assets beginning of period	774,641	153,357	160,416	11,335	252,574	937,381	109,496	10,371	97,100	5,586

Net assets end of period	$1,062,703	$159,580	$115,486	$19,912	$423,145	$895,475	$152,763	$28,836	$133,781	$16,770

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	63,693	8,282	13,058	995	25,376	68,124	21,777	1,013	16,212	463

Units Issued	38,851	2,989	3,302	691	22,995	26,078	13,261	2,819	11,829	1,571
Units Redeemed	(30,453)	(4,141)	(8,667)	(132)	(13,493)	(31,977)	(9,992)	(1,523)	(7,529)	(664)

Units Outstanding at December 31, 2010	72,091	7,130	7,693	1,554	34,878	62,225	25,046	2,309	20,512	1,370

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Financial	Global Alpha	Healthcare	International	JNL 5	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30
	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio
Operations
Net investment income (loss)	$1,037	$(442)	$1,140	$13,611	$125,664	$13,041	$(36)	$1,951	$3,357	$(275)
Net realized gain (loss) on investments	1,843	115	(2,848)	(12,459)	(628,109)	(16,648)	768	(4,980)	(43,259)	460
Net change in unrealized appreciation
(depreciation) on investments	25,620	3,589	11,897	71,722	1,780,965	128,330	3,169	3,861	200,324	5,177
Net increase (decrease) in net assets
from operations	28,500	3,262	10,189	72,874	1,278,520	124,723	3,901	832	160,422	5,362

Contract transactions 1
Policy purchase payments	31,962	5,963	29,322	146,772	1,162,939	165,855	5,386	27,406	130,393	15,348
Policy withdrawals	(28,329)	-	(7,926)	(38,884)	(624,137)	(95,870)	(61)	(843)	(101,893)	(2,328)
Transfers between portfolios	(9,834)	74,089	16,901	92,077	(687,405)	(26,736)	22,814	(18,887)	73,873	24,998
Policyholder charges	(12,960)	(2,250)	(14,877)	(69,550)	(642,450)	(71,883)	(1,646)	(9,209)	(70,891)	(4,054)
Net increase (decrease) in net assets from
contract transactions	(19,161)	77,802	23,420	130,415	(791,053)	(28,634)	26,493	(1,533)	31,482	33,964

Net increase (decrease) in net assets	9,339	81,064	33,609	203,289	487,467	96,089	30,394	(701)	191,904	39,326

Net assets beginning of period	225,907	10,382	239,731	941,435	8,677,364	952,911	11,360	138,591	874,631	16,357

Net assets end of period	$235,246	$91,446	$273,340	$1,144,724	$9,164,831	$1,049,000	$41,754	$137,890	$1,066,535	$55,683

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	30,010	1,052	19,185	59,969	860,886	106,664	1,331	16,371	29,595	1,379

Units Issued	18,306	8,269	6,983	22,752	147,594	36,846	4,063	5,573	12,870	3,582
Units Redeemed	(20,544)	(512)	(4,981)	(14,017)	(226,813)	(39,602)	(1,873)	(5,872)	(11,983)	(767)

Units Outstanding at December 31, 2010	27,772	8,809	21,187	68,704	781,667	103,908	3,521	16,072	30,482	4,194

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

										JNL/
	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer
	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth
	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio
Operations
Net investment income (loss)	$(135)	$982	$10,842	$(1,358)	$(145)	$481	$(2,268)	$1,103	$14,920	$733
Net realized gain (loss) on investments	842	15,103	8,978	354	(9,075)	19,474	15,900	(110)	(47,892)	(11,042)
Net change in unrealized appreciation
(depreciation) on investments	10,565	165,767	189,104	7,760	23,101	174,781	31,548	24,934	145,426	82,718
Net increase (decrease) in net assets
from operations	11,272	181,852	208,924	6,756	13,881	194,736	45,180	25,927	112,454	72,409

Contract transactions 1
Policy purchase payments	6,450	105,878	238,901	55,936	4,090	115,887	23,484	28,121	144,659	88,160
Policy withdrawals	(681)	(21,175)	(78,543)	(3,384)	(3,453)	(36,433)	(7,711)	(708)	(61,809)	(24,705)
Transfers between portfolios	35,371	96,355	85,539	91,746	1,615	65,324	(3,517)	107,076	3,591	(4,861)
Policyholder charges	(2,658)	(42,545)	(116,377)	(10,163)	(5,926)	(56,681)	(12,500)	(8,319)	(71,160)	(28,477)
Net increase (decrease) in net assets from
contract transactions	38,482	138,513	129,520	134,135	(3,674)	88,097	(244)	126,170	15,281	30,117

Net increase (decrease) in net assets	49,754	320,365	338,444	140,891	10,207	282,833	44,936	152,097	127,735	102,526

Net assets beginning of period	30,344	658,517	1,435,683	188,206	100,215	681,566	389,451	107,836	779,141	467,538

Net assets end of period	$80,098	$978,882	$1,774,127	$329,097	$110,422	$964,399	$434,387	$259,933	$906,876	$570,064

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	3,863	45,029	139,485	18,883	18,272	52,185	56,317	17,713	74,733	35,295

Units Issued	6,189	20,274	42,631	42,117	5,846	17,895	11,835	24,735	18,385	8,073
Units Redeemed	(1,353)	(11,811)	(30,530)	(33,260)	(6,500)	(11,228)	(11,664)	(6,942)	(17,220)	(5,835)

Units Outstanding at December 31, 2010	8,699	53,492	151,586	27,740	17,618	58,852	56,488	35,506	75,898	37,533

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

					JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P
	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive
	Asia ex-Japan	China-India	Real Return	Total Return	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage
	Portfolio	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$(331)	$(1,852)	$1,597	$19,164	$33,813	$(132)	$(3)	$234	$(735)	$43
Net realized gain (loss) on investments	4,991	18,522	18,226	112,725	29,577	(1,673)	(78)	933	5,124	3,630
Net change in unrealized appreciation
(depreciation) on investments	6,642	19,104	1,709	(8,526)	(2,474)	781	(2)	5,633	40,068	2,615
Net increase (decrease) in net assets
from operations	11,302	35,774	21,532	123,363	60,916	(1,024)	(83)	6,800	44,457	6,288

Contract transactions 1
Policy purchase payments	14,608	57,396	39,819	291,029	149,341	1,796	907	8,347	26,635	7,332
Policy withdrawals	(1,245)	(12,686)	(29,043)	(150,518)	(16,406)	(122)	-	(2,414)	(6,784)	(555)
Transfers between portfolios	17,765	28,464	11,406	62,862	42,673	4,825	4,078	(4,954)	105,079	747
Policyholder charges	(6,259)	(15,705)	(18,009)	(125,453)	(28,322)	(1,357)	(267)	(2,751)	(7,016)	(4,106)
Net increase (decrease) in net assets from
contract transactions	24,869	57,469	4,173	77,920	147,286	5,142	4,718	(1,772)	117,914	3,418

Net increase (decrease) in net assets	36,171	93,243	25,705	201,283	208,202	4,118	4,635	5,028	162,371	9,706

Net assets beginning of period	51,061	238,403	237,031	1,508,256	460,953	7,986	202	42,882	72,096	49,727

Net assets end of period	$87,232	$331,646	$262,736	$1,709,539	$669,155	$12,104	$4,837	$47,910	$234,467	$59,433

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	4,569	19,986	19,232	79,029	30,213	963	24	2,432	8,705	4,979

Units Issued	7,260	23,414	24,787	87,308	37,243	7,124	2,161	894	22,614	1,823
Units Redeemed	(4,685)	(17,008)	(24,131)	(83,449)	(29,186)	(6,948)	(1,731)	(999)	(8,772)	(1,468)

Units Outstanding at December 31, 2010	7,144	26,392	19,888	82,888	38,270	1,139	454	2,327	22,547	5,334

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/S&P
	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	& Growth	Intrinsic Value	Total Yield	Balanced	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio	Portfolio
Operations
Net investment income (loss)	$276	$(160)	$(60)	$4,314	$(16,587)	$3,919	$(6,887)	$(4,505)	$(69)	$1,136
Net realized gain (loss) on investments	29,219	11,916	(3,810)	(2,257)	-	(2,276)	24,989	42,775	1,090	(38,526)
Net change in unrealized appreciation
(depreciation) on investments	1,686	(5,128)	(238)	93,660	-	93,724	153,837	203,061	3,075	112,562
Net increase (decrease) in net assets
from operations	31,181	6,628	(4,108)	95,717	(16,587)	95,367	171,939	241,331	4,096	75,172

Contract transactions 1
Policy purchase payments	20,964	28,907	18,137	101,870	561,627	90,378	116,849	144,487	7,798	80,747
Policy withdrawals	(978)	(10,561)	(559)	(21,854)	(143,459)	(18,183)	(35,558)	(28,408)	(445)	(10,547)
Transfers between portfolios	(28,582)	(24,133)	1,422	76,721	522,858	159,363	90,702	74,453	(128,436)	(55,419)
Policyholder charges	(14,434)	(8,806)	(4,755)	(66,752)	(137,947)	(27,866)	(54,540)	(64,725)	(6,267)	(44,826)
Net increase (decrease) in net assets from
contract transactions	(23,030)	(14,593)	14,245	89,985	803,079	203,692	117,453	125,807	(127,350)	(30,045)

Net increase (decrease) in net assets	8,151	(7,965)	10,137	185,702	786,492	299,059	289,392	367,138	(123,254)	45,127

Net assets beginning of period	158,127	108,021	55,004	853,219	2,156,064	589,951	918,281	778,305	211,341	548,282

Net assets end of period	$166,278	$100,056	$65,141	$1,038,921	$2,942,556	$889,010	$1,207,673	$1,145,443	$88,087	$593,409

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	16,990	10,298	5,976	29,073	144,251	30,646	31,329	17,858	19,665	39,026

Units Issued	21,468	25,054	9,245	11,427	159,108	19,140	14,215	9,283	16,442	15,111
Units Redeemed	(24,486)	(26,534)	(8,723)	(8,247)	(106,024)	(8,816)	(10,088)	(6,489)	(28,131)	(17,123)

Units Outstanding at December 31, 2010	13,972	8,818	6,498	32,253	197,335	40,970	35,456	20,652	7,976	37,014

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$4,944	$4,532	$(1,796)	$(922)	$6,976	$3,112	$1,870	$(530)	$1,480	$88
Net realized gain (loss) on investments	(127,757)	(43,552)	(39,270)	(16,214)	(14,350)	(13,600)	(3,504)	(4,623)	(75,544)	(4,393)
Net change in unrealized appreciation
(depreciation) on investments	219,437	121,599	144,289	53,162	62,321	86,845	31,671	55,571	203,690	14,111
Net increase (decrease) in net assets
from operations	96,624	82,579	103,223	36,026	54,947	76,357	30,037	50,418	129,626	9,806

Contract transactions 1
Policy purchase payments	87,969	55,778	55,994	30,170	39,799	32,464	6,589	25,030	71,746	16,663
Policy withdrawals	(16,560)	(30,262)	(7,723)	(2,100)	(12,432)	(7,793)	-	(6,500)	(11,951)	(164)
Transfers between portfolios	(24,471)	72,429	62,254	(2,585)	152,040	83,669	153,005	175,990	107,918	13,884
Policyholder charges	(35,201)	(22,906)	(32,241)	(8,768)	(14,582)	(17,355)	(6,121)	(16,064)	(29,295)	(3,303)
Net increase (decrease) in net assets from
contract transactions	11,737	75,039	78,284	16,717	164,825	90,985	153,473	178,456	138,418	27,080

Net increase (decrease) in net assets	108,361	157,618	181,507	52,743	219,772	167,342	183,510	228,874	268,044	36,886

Net assets beginning of period	292,358	222,770	402,346	97,400	184,601	159,632	34,616	78,748	269,961	25,292

Net assets end of period	$400,719	$380,388	$583,853	$150,143	$404,373	$326,974	$218,126	$307,622	$538,005	$62,178

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	34,250	17,878	43,256	9,737	18,730	8,164	7,375	4,025	40,237	3,774

Units Issued	27,051	9,440	22,263	6,925	20,470	7,678	30,888	10,448	50,134	6,833
Units Redeemed	(25,605)	(5,723)	(14,585)	(5,413)	(6,028)	(4,026)	(9,260)	(2,930)	(36,450)	(3,122)

Units Outstanding at December 31, 2009	35,696	21,595	50,934	11,249	33,172	11,816	29,003	11,543	53,921	7,485

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	JNL/Ivy
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Asset Strategy
	Portfolio	Portfolio	Portfolio	Income Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio	Value Portfolio	Portfolio(a)
Operations
Net investment income (loss)	$384	$(1,616)	$2,144	$19,794	$7,556	$370	$8,276	$(181)	$736	$(75)
Net realized gain (loss) on investments	(15,152)	(29,515)	(16,140)	(18,391)	(9,869)	(45,220)	(1,999)	2,192	(60,002)	(26)
Net change in unrealized appreciation
(depreciation) on investments	37,383	96,930	63,933	74,783	47,936	87,201	19,993	3,627	118,633	153
Net increase (decrease) in net assets
from operations	22,615	65,799	49,937	76,186	45,623	42,351	26,270	5,638	59,367	52

Contract transactions 1
Policy purchase payments	10,497	39,933	40,104	49,603	53,632	28,222	33,732	9,510	23,195	6,726
Policy withdrawals	(824)	(1,747)	(3,100)	(8,327)	(2,460)	(17,515)	(1,254)	-	(943)	-
Transfers between portfolios	3,210	(30,521)	(3,028)	79,560	91,143	60,163	1,826	64,396	(55,710)	92,401
Policyholder charges	(4,985)	(11,258)	(17,716)	(36,681)	(13,489)	(15,213)	(12,419)	(1,764)	(11,605)	(313)
Net increase (decrease) in net assets from
contract transactions	7,898	(3,593)	16,260	84,155	128,826	55,657	21,885	72,142	(45,063)	98,814

Net increase (decrease) in net assets	30,513	62,206	66,197	160,341	174,449	98,008	48,155	77,780	14,304	98,866

Net assets beginning of period	63,465	177,627	152,971	227,784	107,458	137,428	192,902	368	243,812	-

Net assets end of period	$93,978	$239,833	$219,168	$388,125	$281,907	$235,436	$241,057	$78,148	$258,116	$98,866

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	5,004	10,143	25,862	29,409	17,486	17,243	8,969	38	28,861	-

Units Issued	2,030	10,015	15,660	19,333	27,162	20,380	5,435	10,082	5,733	9,677
Units Redeemed	(1,486)	(9,901)	(13,029)	(10,716)	(8,251)	(15,351)	(4,528)	(3,507)	(11,425)	(162)

Units Outstanding at December 31, 2009	5,548	10,257	28,493	38,026	36,397	22,272	9,876	6,613	23,169	9,515

(a) Commencement of operations September 28, 2009.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Equity Portfolio(a)	Portfolio	Portfolio	25 Portfolio	Portfolio
Operations
Net investment income (loss)	$17,348	$(792)	$7,971	$7,534	$90	$1,036	$169	$66	$8,675	$19,708
Net realized gain (loss) on investments	(167,439)	(9,478)	38,705	(36,357)	(66,318)	(117,424)	1,279	-	(8,830)	3,150
Net change in unrealized appreciation
(depreciation) on investments	262,201	42,834	(34,503)	263,459	107,727	109,265	12,301	12	81,046	12,094
Net increase (decrease) in net assets
from operations	112,110	32,564	12,173	234,636	41,499	(7,123)	13,749	78	80,891	34,952

Contract transactions 1
Policy purchase payments	122,110	19,068	117,698	61,569	34,115	14,624	301	51	8,130	105,567
Policy withdrawals	(13,820)	(3,219)	(14,030)	(10,650)	(1,896)	-	-	-	(501)	(14,285)
Transfers between portfolios	(95,592)	(9,668)	(409,358)	285,780	(68,369)	(148,465)	150,474	11,251	23,739	397,719
Policyholder charges	(36,544)	(7,852)	(40,772)	(32,240)	(16,755)	(5,007)	(4,108)	(45)	(10,694)	(32,982)
Net increase (decrease) in net assets from
contract transactions	(23,846)	(1,671)	(346,462)	304,459	(52,905)	(138,848)	146,667	11,257	20,674	456,019

Net increase (decrease) in net assets	88,264	30,893	(334,289)	539,095	(11,406)	(145,971)	160,416	11,335	101,565	490,971

Net assets beginning of period	455,387	77,452	892,553	235,546	164,763	145,971	-	-	151,009	446,410

Net assets end of period	$543,651	$108,345	$558,264	$774,641	$153,357	$-	$160,416	$11,335	$252,574	$937,381

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	42,874	4,951	45,922	33,027	12,457	13,906	-	-	23,066	34,188

Units Issued	20,995	2,112	44,593	61,552	2,759	2,577	13,531	999	6,185	49,331
Units Redeemed	(24,388)	(2,189)	(63,275)	(30,886)	(6,934)	(16,483)	(473)	(4)	(3,875)	(15,395)

Units Outstanding at December 31, 2009	39,481	4,874	27,240	63,693	8,282	-	13,058	995	25,376	68,124

(a) The period is from January 1, 2009 through acquisition April 3, 2009.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Sector Portfolio	Portfolio	Index Portfolio(a)	Portfolio	Sector Portfolio	Portfolio(b)	Sector Portfolio	Index Portfolio	Portfolio
Operations
Net investment income (loss)	$3,670	$(14)	$6,246	$4,025	$117	$1,938	$(12)	$1,471	$14,557	$237,771
Net realized gain (loss) on investments	(23,366)	(3,963)	(4,440)	(117,779)	500	(49,817)	(1)	(3,682)	(100,415)	(1,220,739)
Net change in unrealized appreciation
(depreciation) on investments	39,865	5,915	18,072	103,741	504	83,209	(150)	42,228	303,137	2,689,008
Net increase (decrease) in net assets
from operations	20,169	1,938	19,878	(10,013)	1,121	35,330	(163)	40,017	217,279	1,706,040

Contract transactions 1
Policy purchase payments	25,463	3,548	22,849	4,838	585	33,237	23	23,734	173,535	1,410,893
Policy withdrawals	(1,789)	(285)	(515)	-	-	(582)	-	(1,381)	(27,151)	(357,376)
Transfers between portfolios	4,297	(6,074)	22,280	(141,404)	4,123	35,913	10,715	(1,924)	69,845	(413,915)
Policyholder charges	(10,230)	(1,027)	(5,688)	(2,911)	(243)	(11,916)	(193)	(14,213)	(64,375)	(669,035)
Net increase (decrease) in net assets from
contract transactions	17,741	(3,838)	38,926	(139,477)	4,465	56,652	10,545	6,216	151,854	(29,433)

Net increase (decrease) in net assets	37,910	(1,900)	58,804	(149,490)	5,586	91,982	10,382	46,233	369,133	1,676,607

Net assets beginning of period	71,586	12,271	38,296	149,490	-	133,925	-	193,498	572,302	7,000,757

Net assets end of period	$109,496	$10,371	$97,100	$-	$5,586	$225,907	$10,382	$239,731	$941,435	$8,677,364

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	17,834	1,536	7,726	22,479	-	20,961	-	18,617	46,910	856,624

Units Issued	13,497	618	14,219	1,318	624	31,792	1,071	6,611	45,723	231,576
Units Redeemed	(9,554)	(1,141)	(5,733)	(23,797)	(161)	(22,743)	(19)	(6,043)	(32,664)	(227,314)

Units Outstanding at December 31, 2009	21,777	1,013	16,212	-	463	30,010	1,052	19,185	59,969	860,886

(a) The period is from January 1, 2009 through acquisition April 3, 2009.
(b) Commencement of operations September 28, 2009.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio
Operations
Net investment income (loss)	$17,082	$(133)	$4,921	$3,119	$170	$(73)	$3,744	$9,744	$569	$465
Net realized gain (loss) on investments	(81,814)	1,281	(13,934)	(50,159)	857	159	(51,866)	(80,014)	2,520	(21,344)
Net change in unrealized appreciation
(depreciation) on investments	326,237	4,525	49,581	179,205	(231)	4,407	217,317	364,452	46,238	27,073
Net increase (decrease) in net assets
from operations	261,505	5,673	40,568	132,165	796	4,493	169,195	294,182	49,327	6,194

Contract transactions 1
Policy purchase payments	177,597	1,538	22,632	116,833	2,590	4,666	97,707	220,046	21,618	3,826
Policy withdrawals	(12,822)	-	(2,986)	(9,846)	-	(93)	(16,053)	(60,868)	(2,300)	(1,014)
Transfers between portfolios	(39,811)	(1,009)	(23,654)	(10,470)	11,658	9,373	91,164	292,384	60,354	24,609
Policyholder charges	(73,950)	(824)	(8,739)	(65,938)	(705)	(1,643)	(31,975)	(98,491)	(5,528)	(5,153)
Net increase (decrease) in net assets from
contract transactions	51,014	(295)	(12,747)	30,579	13,543	12,303	140,843	353,071	74,144	22,268

Net increase (decrease) in net assets	312,519	5,378	27,821	162,744	14,339	16,796	310,038	647,253	123,471	28,462

Net assets beginning of period	640,392	5,982	110,770	711,887	2,018	13,548	348,479	788,430	64,735	71,753

Net assets end of period	$952,911	$11,360	$138,591	$874,631	$16,357	$30,344	$658,517	$1,435,683	$188,206	$100,215

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	98,135	979	17,706	28,586	210	2,012	32,746	95,987	10,441	13,640

Units Issued	38,635	7,661	8,560	13,270	1,417	3,142	29,978	86,979	54,529	12,207
Units Redeemed	(30,106)	(7,309)	(9,895)	(12,261)	(248)	(1,291)	(17,695)	(43,481)	(46,087)	(7,575)

Units Outstanding at December 31, 2009	106,664	1,331	16,371	29,595	1,379	3,863	45,029	139,485	18,883	18,272

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

					JNL/					JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Portfolio(a)
Operations
Net investment income (loss)	$1,899	$(1,817)	$(9)	$7,334	$3,639	$(170)	$(790)	$4,051	$24,563	$1,796
Net realized gain (loss) on investments	(31,670)	6,232	(26,174)	(163,688)	(18,333)	1,766	4,430	(9,155)	65,102	(7,103)
Net change in unrealized appreciation
(depreciation) on investments	182,924	140,415	46,057	313,511	138,464	9,935	32,930	31,458	57,331	10,827
Net increase (decrease) in net assets
from operations	153,153	144,830	19,874	157,157	123,770	11,531	36,570	26,354	146,996	5,520

Contract transactions 1
Policy purchase payments	106,059	16,656	23,303	131,591	78,123	4,363	20,704	26,962	192,471	4,333
Policy withdrawals	(16,996)	(2,147)	-	(18,406)	(7,371)	(287)	(292)	(3,576)	(47,028)	-
Transfers between portfolios	235,334	145,857	(6,247)	(61,821)	(10,411)	28,623	163,082	(41,479)	301,529	(27,806)
Policyholder charges	(44,249)	(11,662)	(7,530)	(68,238)	(27,951)	(1,399)	(6,945)	(13,490)	(86,245)	(1,790)
Net increase (decrease) in net assets from
contract transactions	280,148	148,704	9,526	(16,874)	32,390	31,300	176,549	(31,583)	360,727	(25,263)

Net increase (decrease) in net assets	433,301	293,534	29,400	140,283	156,160	42,831	213,119	(5,229)	507,723	(19,743)

Net assets beginning of period	248,265	95,917	78,436	638,858	311,378	8,230	25,284	242,260	1,000,533	19,743

Net assets end of period	$681,566	$389,451	$107,836	$779,141	$467,538	$51,061	$238,403	$237,031	$1,508,256	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	24,122	22,385	14,539	75,569	32,572	1,341	4,356	22,991	60,538	1,375

Units Issued	55,531	51,778	62,482	28,250	11,474	6,375	40,977	32,342	115,697	946
Units Redeemed	(27,468)	(17,846)	(59,308)	(29,086)	(8,751)	(3,147)	(25,347)	(36,101)	(97,206)	(2,321)

Units Outstanding at December 31, 2009	52,185	56,317	17,713	74,733	35,295	4,569	19,986	19,232	79,029	-

(a) The period is from January 1, 2009 through acquisition September 25, 2009.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

	JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select
	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$21,922	$12	$(7)	$1,706	$1,661	$(361)	$(517)	$(657)	$(297)	$13,457
Net realized gain (loss) on investments	5,165	157	(12,881)	(1,605)	4,902	7,688	(8,686)	13,128	(3,555)	(27,797)
Net change in unrealized appreciation
(depreciation) on investments	70,195	821	11,732	10,672	4,531	4,638	17,742	8,942	764	147,799
Net increase (decrease) in net assets
from operations	97,282	990	(1,156)	10,773	11,094	11,965	8,539	21,413	(3,088)	133,459

Contract transactions 1
Policy purchase payments	42,533	330	208	7,632	17,269	5,745	6,582	10,659	6,093	74,159
Policy withdrawals	(8,994)	-	-	(396)	(42)	(25)	(27)	(27)	(28)	(7,242)
Transfers between portfolios	278,458	6,171	(22,337)	12,691	39,683	21,046	101,661	48,827	32,381	48,046
Policyholder charges	(18,010)	(508)	(68)	(2,447)	(2,071)	(3,315)	(6,426)	(7,645)	(3,092)	(55,514)
Net increase (decrease) in net assets from
contract transactions	293,987	5,993	(22,197)	17,480	54,839	23,451	101,790	51,814	35,354	59,449

Net increase (decrease) in net assets	391,269	6,983	(23,353)	28,253	65,933	35,416	110,329	73,227	32,266	192,908

Net assets beginning of period	69,684	1,003	23,555	14,629	6,163	14,311	47,798	34,794	22,738	660,311

Net assets end of period	$460,953	$7,986	$202	$42,882	$72,096	$49,727	$158,127	$108,021	$55,004	$853,219

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	6,681	177	3,552	1,197	1,037	1,983	6,607	5,271	3,460	26,870

Units Issued	43,624	1,013	33	1,675	12,159	27,376	17,931	63,609	24,637	8,350
Units Redeemed	(20,092)	(227)	(3,561)	(440)	(4,491)	(24,380)	(7,548)	(58,582)	(22,121)	(6,147)

Units Outstanding at December 31, 2009	30,213	963	24	2,432	8,705	4,979	16,990	10,298	5,976	29,073

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio	Portfolio
Operations
Net investment income (loss)	$(12,794)	$6,106	$(1,824)	$(4,735)	$4,961	$4,793
Net realized gain (loss) on investments	-	(24,984)	(22,496)	(87,489)	1,680	(71,590)
Net change in unrealized appreciation
(depreciation) on investments	-	116,723	279,672	303,658	486	212,952
Net increase (decrease) in net assets
from operations	(12,794)	97,845	255,352	211,434	7,127	146,155

Contract transactions 1
Policy purchase payments	683,516	102,293	90,169	133,019	5,475	95,098
Policy withdrawals	(13,543)	(7,518)	(8,247)	(19,471)	(696)	(2,672)
Transfers between portfolios	(582,274)	72,481	262,671	19,896	155,495	(36,549)
Policyholder charges	(137,163)	(24,028)	(45,951)	(54,021)	(6,518)	(38,109)
Net increase (decrease) in net assets from
contract transactions	(49,464)	143,228	298,642	79,423	153,756	17,768

Net increase (decrease) in net assets	(62,258)	241,073	553,994	290,857	160,883	163,923

Net assets beginning of period	2,218,322	348,878	364,287	487,448	50,458	384,359

Net assets end of period	$2,156,064	$589,951	$918,281	$778,305	$211,341	$548,282

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	149,699	22,407	17,783	16,323	5,003	37,361

Units Issued	248,517	15,448	19,798	8,457	18,732	13,286
Units Redeemed	(253,965)	(7,209)	(6,252)	(6,922)	(4,070)	(11,621)

Units Outstanding at December 31, 2009	144,251	30,646	31,329	17,858	19,665	39,026

See notes to the financial statements.

Jackson National Separate Account IV
Notes to Financial Statements

Note 1 – Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account IV (the “Separate Account”) on June 14, 1997.  The Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson.  However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the policyholder, net premiums for individual flexible premium variable universal life contracts issued by Jackson.  The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment.  The Separate Account contains eighty (80) Portfolios as of December 31, 2010, each of which invests in the following series of mutual funds (“Funds”):

JNL Series Trust
JNL/American Funds Blue Chip Income and Growth Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Oppenheimer Global Growth Fund
JNL/American Funds Global Bond Fund	JNL/Invesco Global Real Estate Fund	JNL/PAM Asia ex-Japan Fund
JNL/American Funds Global Small Capitalization Fund	JNL/Invesco International Growth Fund	JNL/PAM China-India Fund
JNL/American Funds Growth-Income Fund	JNL/Invesco Large Cap Growth Fund	JNL/PIMCO Real Return Fund
JNL/American Funds International Fund	JNL/Invesco Small Cap Growth Fund	JNL/PIMCO Total Return Bond Fund
JNL/American Funds New World Fund	JNL/Ivy Asset Strategy Fund	JNL/PPM America High Yield Bond Fund
JNL/BlackRock Commodity Securities Fund	JNL/JPMorgan International Value Fund	JNL/PPM America Mid Cap Value Fund
JNL/BlackRock Global Allocation Fund	JNL/JPMorgan MidCap Growth Fund	JNL/PPM America Small Cap Value Fund
JNL/Capital Guardian Global Balanced Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/PPM America Value Equity Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/Lazard Emerging Markets Fund	JNL/Red Rocks Listed Private Equity Fund
JNL/Capital Guardian U.S. Growth Equity Fund	JNL/Lazard Mid Cap Equity Fund	JNL/S&P Competitive Advantage Fund
JNL/Eagle Core Equity Fund	JNL/M&G Global Basics Fund	JNL/S&P Dividend Income & Growth Fund
JNL/Eagle SmallCap Equity Fund	JNL/M&G Global Leaders Fund	JNL/S&P Intrinsic Value Fund
JNL/Franklin Templeton Global Growth Fund	JNL/MCM Bond Index Fund*	JNL/S&P Total Yield Fund
JNL/Franklin Templeton Income Fund	JNL/MCM European 30 Fund*	JNL/Select Balanced Fund
JNL/Franklin Templeton International Small Cap Growth Fund	JNL/MCM Global Alpha Fund*	JNL/Select Money Market Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/MCM International Index Fund*	JNL/Select Value Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/MCM Pacific Rim 30 Fund*	JNL/T. Rowe Price Established Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/MCM S&P 400 MidCap Index Fund*	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/MCM S&P 500 Index Fund*	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund	JNL/MCM Small Cap Index Fund*	JNL/T. Rowe Price Value Fund

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 1 – Organization (continued)

JNL Variable Fund LLC
JNL/MCM 25 Fund*	JNL/MCM JNL 5 Fund*	JNL/MCM S&P® SMid 60 Fund*
JNL/MCM Communications Sector Fund*	JNL/MCM JNL Optimized 5 Fund*	JNL/MCM Select Small-Cap Fund*
JNL/MCM Consumer Brands Sector Fund*	JNL/MCM Nasdaq® 25 Fund*	JNL/MCM Technology Sector Fund*
JNL/MCM DowSM Dividend Fund*	JNL/MCM NYSE® International 25 Fund*	JNL/MCM Value Line® 30 Fund*
JNL/MCM Financial Sector Fund*	JNL/MCM Oil & Gas Sector Fund*	JNL/MCM VIP Fund*
JNL/MCM Healthcare Sector Fund*	JNL/MCM S&P® 24 Fund*

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

During the year ended December 31, 2010, the following Funds changed names:

PRIOR PORTFOLIO NAME	CURRENT PORTFOLIO NAME	EFFECTIVE DATE
JNL/Capital Guardian International Small Cap Fund	JNL/Franklin Templeton International Small Cap Growth Fund(1)	May 3, 2010
JNL/AIM Global Real Estate Fund	JNL/Invesco Global Real Estate Fund	October 11, 2010
JNL/AIM International Growth Fund	JNL/Invesco International Growth Fund	October 11, 2010
JNL/AIM Large Cap Growth Fund	JNL/Invesco Large Cap Growth Fund	October 11, 2010
JNL/AIM Small Cap Growth Fund	JNL/Invesco Small Cap Growth Fund	October 11, 2010
JNL/Credit Suisse Commodity Securities Fund	JNL/BlackRock Commodity Securities Fund(1)	October 11, 2010
JNL/Credit Suisse Long/Short Fund	JNL/Goldman Sachs U.S. Equity Flex Fund(1)	October 11, 2010

(1) These name changes are due to changes in sub-adviser.
* MCM denotes the sub-adviser Mellon Capital Management throughout these financial statements.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 2 – Significant Accounting Policies (continued)

Investments

The Separate Account’s investments in the corresponding series of mutual funds are stated at the closing net asset values of the respective Funds.  The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account.  Investments in the Funds are recorded on trade date.  Realized gain distributions and dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income or gain to the Separate Account on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.  Under current law, no federal income taxes are payable with respect to the Separate Account.  Therefore, no federal income tax has been provided.

FASB Accounting Standards Codification™ (the ASC)

In June 2009, the FASB issued an accounting pronouncement establishing the FASB Accounting Standards Codification™ (the ASC) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities. This pronouncement was effective for financial statements issued for interim and annual periods ending after September 15, 2009, for most entities. On the effective date, all non-SEC accounting and reporting standards were superseded.  This pronouncement had no impact on the accompanying financial statements.

Topic 820 in the Accounting Standards Codification (ASC 820), “Fair Value Measurements”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of a Fund’s investments under ASC 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including a Fund’s own assumptions in determining the fair value of the investment.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2010, all of the Separate Account's investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the Funds in accordance with ASC 820 differs from the characterization of an investment in the fund.

Note 3 – Policy Charges

Charges are deducted from the Separate Account and remitted to Jackson, to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 3 – Policy Charges (continued)

Asset-based Charges

Insurance Charges

Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% - 0.90% for years 1-10, 0.0% - 0.25% for years 11-20, and 0.0% for years greater than 21 for the assumption of mortality and expense risks.  The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson.  This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account.  This is charged through the daily unit value calculation.

Transaction Charges

Policy premium payments are reflected net of the following charges paid:

Sales Charge
A basic sales charge is deducted from each premium payment received.  This sales charge is not to exceed 6% of each premium in all years.  Total sales charges deducted from premium payments for the years ended December 31, 2010 and 2009 amounted to $334,257 and $324,215, respectively.

Premium Tax Charge
A premium tax charge in the amount of 2.5% is deducted from each premium payment.

Federal Tax Charge
A federal tax charge of 1.5% is deducted from each premium payment.

Total tax charges for the years ended December 31, 2010 and 2009 amounted to $379,497 and $396,489, respectively.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy.  These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

Cost of Insurance Charge
The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the policy.

Monthly Policy Charge
A monthly policy fee is assessed at $7.50 - $15 per month of policy years 1-10 and $7.50 - $8 per month thereafter.

Administrative Charge
An administrative charge of $0.05 - $0.30 per thousand of the specified death benefit (policy face value) will be assessed in the first 15 policy years, and $0.01 per thousand thereafter.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 3 – Policy Charges (continued)

Optional Rider Charges

Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Wavier of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider.  For a full explanation of product optional riders please refer to the products prospectus.

The total cash value charges for the years ended December 31, 2010 and 2009 amounted to $2,534,873 and $2,245,440, respectively.

Contract Charges

Transfer Charge
A transfer charge of $25 will apply to transfers made by policyholders between the portfolios in excess of 15 transfers in a contract year.  Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required.  This charge will be deducted from the amount transferred prior to the allocation to a different portfolio.

Re-Underwriting Charge
If a transaction under a policy requires underwriting approval after the commencement date, a charge of $25 is deducted.

Illustration Charge
One personalized illustration is free of charge each policy year.  A fee of $25 (to be paid in cash) will be assessed for any additional illustration requests during the policy year.

Surrender Charges
During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract.  The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract.  The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender.  The surrender charges are assessed by Jackson and withheld from the proceeds of withdrawals.

The total contract charges for the years ended December 31, 2010 and 2009 amounted to $375 and $175, respectively.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments

For the year ended December 31, 2010, purchases and proceeds from sales of investments are as follows:

JNL Series Trust
	Purchases	Proceeds from Sales		Purchases	Proceeds from Sales
JNL/American Funds Blue Chip Income and Growth Fund	$8,329	$860	JNL/M&G Global Basics Fund	$44,361	$110,210
JNL/American Funds Global Bond Fund	80,579	2,877	JNL/M&G Global Leaders Fund	7,989	1,589
JNL/American Funds Global Small Capitalization Fund	21,956	689	JNL/MCM Bond Index Fund	409,358	481,300
JNL/American Funds Growth-Income Fund	21,915	846	JNL/MCM European 30 Fund	17,155	7,957
JNL/American Funds International Fund	18,523	627	JNL/MCM Global Alpha Fund	82,989	5,610
JNL/American Funds New World Fund	16,202	890	JNL/MCM International Index Fund	380,249	236,224
JNL/BlackRock Commodity Securities Fund	287,558	234,336	JNL/MCM Pacific Rim 30 Fund	45,099	11,404
JNL/BlackRock Global Allocation Fund	18,385	95	JNL/MCM S&P 400 MidCap Index Fund	347,014	200,101
JNL/Capital Guardian Global Balanced Fund	66,148	89,838	JNL/MCM S&P 500 Index Fund	477,519	335,206
JNL/Capital Guardian Global Diversified Research Fund	207,427	261,730	JNL/MCM Small Cap Index Fund	255,727	167,148
JNL/Capital Guardian U.S. Growth Equity Fund	51,984	163,764	JNL/Oppenheimer Global Growth Fund	115,100	84,250
JNL/Eagle Core Equity Fund	31,091	17,762	JNL/PAM Asia ex-Japan Fund	81,146	56,608
JNL/Eagle SmallCap Equity Fund	257,914	85,427	JNL/PAM China-India Fund	277,070	218,462
JNL/Franklin Templeton Global Growth Fund	94,710	47,560	JNL/PIMCO Real Return Fund	326,054	314,979
JNL/Franklin Templeton Income Fund	254,572	327,017	JNL/PIMCO Total Return Bond Fund	1,850,319	1,698,650
JNL/Franklin Templeton International Small Cap Growth Fund	93,338	159,076	JNL/PPM America High Yield Bond Fund	643,556	462,458
JNL/Franklin Templeton Mutual Shares Fund	121,489	82,169	JNL/PPM America Mid Cap Value Fund	77,106	72,097
JNL/Franklin Templeton Small Cap Value Fund	205,618	115,376	JNL/PPM America Small Cap Value Fund	21,045	16,092
JNL/Goldman Sachs Core Plus Bond Fund	94,374	103,602	JNL/PPM America Value Equity Fund	17,511	19,049
JNL/Goldman Sachs Emerging Markets Debt Fund	261,056	57,369	JNL/Red Rocks Listed Private Equity Fund	195,315	76,882
JNL/Goldman Sachs Mid Cap Value Fund	79,498	83,164	JNL/S&P Competitive Advantage Fund	21,381	15,716
JNL/Goldman Sachs U.S. Equity Flex Fund	46,880	36,938	JNL/S&P Dividend Income & Growth Fund	215,517	231,937
JNL/Invesco Global Real Estate Fund	361,569	222,153	JNL/S&P Intrinsic Value Fund	275,664	280,649
JNL/Invesco International Growth Fund	172,741	120,567	JNL/S&P Total Yield Fund	96,289	80,805
JNL/Invesco Large Cap Growth Fund	325,989	257,530	JNL/Select Balanced Fund	367,899	273,599
JNL/Invesco Small Cap Growth Fund	220,671	38,061	JNL/Select Money Market Fund	2,408,319	1,621,828
JNL/Ivy Asset Strategy Fund	185,467	28,224	JNL/Select Value Fund	389,418	181,807
JNL/JPMorgan International Value Fund	267,170	260,692	JNL/T. Rowe Price Established Growth Fund	420,973	310,406
JNL/JPMorgan MidCap Growth Fund	110,948	70,537	JNL/T. Rowe Price Mid-Cap Growth Fund	459,220	316,258
JNL/JPMorgan U.S. Government & Quality Bond Fund	198,405	268,759	JNL/T. Rowe Price Short-Term Bond Fund	181,713	309,132
JNL/Lazard Emerging Markets Fund	519,176	409,094	JNL/T. Rowe Price Value Fund	225,609	254,518
JNL/Lazard Mid Cap Equity Fund	60,647	82,443

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments (continued)

JNL Variable Fund LLC
	Purchases	Proceeds from Sales		Purchases	Proceeds from Sales
JNL/MCM 25 Fund	$266,728	$152,779	JNL/MCM NYSE® International 25 Fund	$49,509	$49,090
JNL/MCM Communications Sector Fund	72,005	53,690	JNL/MCM Oil & Gas Sector Fund	404,479	369,640
JNL/MCM Consumer Brands Sector Fund	32,245	16,907	JNL/MCM S&P® 24 Fund	49,231	10,885
JNL/MCM DowSM Dividend Fund	75,205	47,758	JNL/MCM S&P® SMid 60 Fund	463,415	330,638
JNL/MCM Financial Sector Fund	150,537	168,661	JNL/MCM Select Small-Cap Fund	32,780	36,600
JNL/MCM Healthcare Sector Fund	90,164	65,605	JNL/MCM Technology Sector Fund	82,938	85,450
JNL/MCM JNL 5 Fund	1,764,774	2,430,163	JNL/MCM Value Line® 30 Fund	170,709	43,436
JNL/MCM JNL Optimized 5 Fund	358,257	373,851	JNL/MCM VIP Fund	219,504	189,303
JNL/MCM Nasdaq® 25 Fund	43,588	17,131

Note 5 – Subsequent Events

Effective February 22, 2011, changes were made to the investment options available in the Separate Account.  JNL/BlackRock Global Allocation Portfolio was removed as an investment option for all new investment allocations, but any current investment balances as of February 22, 2011, remained invested in the Portfolio.  Management has evaluated the Funds for any other subsequent events through the date the financial statements are available to be issued, and has concluded there are no other events that require financial statement disclosure and/or adjustments to the financial statements.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights
 The following is a summary for each period in the five-year period ended December 31, 2010 of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other portfolio data.  Unit values for portfolios that do not have any assets at period end are calculated based on the net asset value of the underlying fund less expenses charged directly to the Separate Account.

	JNL/American																	JNL/Capital
	Funds Blue				JNL/American		JNL/American										JNL/Capital	Guardian
	Chip		JNL/American		Funds Global		Funds		JNL/American		JNL/American		JNL/BlackRock		JNL/BlackRock		Guardian	Global
	Income and		Funds Global		Small		Growth		Funds		Funds New		Commodity		Global		Global	Diversified
	Growth		Bond		Capitalization		-Income		International		World		Securities		Allocation		Balanced	Research
	Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(a)		Portfolio(c)		Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2010

Unit Value	$10.350229		$10.423733		$11.111333		$10.397660		$10.815402		$11.302552		$11.602289		$10.334347		$12.754628	$29.504560
Total Return*	3.50	%***	4.24	%***	11.11	%***	3.98	%***	8.15	%***	13.03	%***	16.54%		3.34	%***	8.42%	11.00%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%	0.90%

Period ended December 31, 2009

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$9.955948		n/a		$11.764277	$26.579941
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		49.00%		n/a		21.49%	37.30%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.90%		n/a		0.90%	0.90%

Period ended December 31, 2008

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$6.681945		n/a		$9.683308	$19.359090
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		-51.62%		n/a		-28.76%	-42.87%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.90%		n/a		0.90%	0.90%

Period ended December 31, 2007

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$13.810204		n/a		$13.593315	$33.887139
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		38.10	%***	n/a		7.27%	19.78%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.90%		n/a		0.90%	0.90%

Period ended December 31, 2006

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		n/a		n/a		$12.672464	$28.291702
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		n/a		n/a		9.98%	12.56%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		n/a		n/a		0.90%	0.90%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations May 3, 2010.
(c) Commencement of operations October 11, 2010.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/American																	JNL/Capital
	Funds Blue				JNL/American		JNL/American										JNL/Capital	Guardian
	Chip		JNL/American		Funds Global		Funds		JNL/American		JNL/American		JNL/BlackRock		JNL/BlackRock		Guardian	Global
	Income and		Funds Global		Small		Growth-		Funds		Funds New		Commodity		Global		Global	Diversified
	Growth		Bond		Capitalization		Income		International		World		Securities		Allocation		Balanced	Research
	Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio(a)		Portfolio(c)		Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$10.399647		$10.447141		$11.150705		$10.449598		$10.859197		$11.363534		$11.948350		$10.347291		$13.815892	$33.287557
Total Return*	4.00	%***	4.47	%***	11.51	%***	4.50	%***	8.59	%***	13.64	%***	17.41%		3.47	%***	9.23%	11.84%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%

Period ended December 31, 2009

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$10.176277		n/a		$12.647913	$29.763895
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		50.12%		n/a		22.41%	38.33%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.15%		n/a		0.15%	0.15%

Period ended December 31, 2008

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$6.778767		n/a		$10.332839	$21.516089
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		-51.25%		n/a		-28.23%	-42.44%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.15%		n/a		0.15%	0.15%

Period ended December 31, 2007

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$13.905731		n/a		$14.396725	$37.382502
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		39.06	%***	n/a		8.08%	20.76%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.15%		n/a		0.15%	0.15%

Period ended December 31, 2006

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		n/a		n/a		$13.320544	$30.955660
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		n/a		n/a		10.82%	13.51%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		n/a		n/a		0.15%	0.15%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations May 3, 2010.
(c) Commencement of operations October 11, 2010.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/American									JNL/Capital
	Funds Blue		JNL/American	JNL/American					JNL/Capital	Guardian
	Chip	JNL/American	Funds Global	Funds	JNL/American	JNL/American	JNL/BlackRock	JNL/BlackRock	Guardian	Global
	Income and	Funds Global	Small	Growth-	Funds	Funds New	Commodity	Global	Global	Diversified
	Growth	Bond	Capitalization	Income	International	World	Securities	Allocation	Balanced	Research
	Portfolio(b)	Portfolio(b)	Portfolio(b)	Portfolio(b)	Portfolio(b)	Portfolio(b)	Portfolio(a)	Portfolio(c)	Portfolio	Portfolio

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$8	$78	$22	$23	$19	$17	$694	$19	$414	$309
1 Units Outstanding (in thousands)	1	8	2	2	2	1	60	2	31	10
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.43%	0.00%	1.14%	0.74%

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	$538	n/a	$404	$327
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	54	n/a	33	12
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	1.22%	n/a	3.28%	2.06%

Period ended December 31, 2008

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	$270	n/a	$185	$160
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	40	n/a	19	8
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	0.25%	n/a	1.01%	0.00%

Period ended December 31, 2007

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	$163	n/a	$285	$129
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	12	n/a	21	4
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	0.00%	n/a	4.84%	1.44%

Period ended December 31, 2006

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$40	$72
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	3	3
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	1.03%	0.41%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations May 3, 2010.
(c) Commencement of operations October 11, 2010.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

								JNL/Franklin
								Templeton
								International		JNL/Franklin				JNL/Goldman
	JNL/Capital		JNL/Eagle	JNL/Franklin		JNL/Franklin		Small		Templeton		JNL/Franklin	JNL/	Sachs
	Guardian U.S.	JNL/Eagle	SmallCap	Templeton		Templeton		Cap		Mutual		Templeton	Goldman Sachs	Emerging
	Growth Equity	Core Equity	Equity	Global Growth		Income		Growth		Shares		Small Cap	Core Plus	Markets Debt
	Portfolio	Portfolio	Portfolio	Portfolio(b)		Portfolio(a)		Portfolio(c)		Portfolio(b)		Value Portfolio	Bond Portfolio	Portfolio(d)

Highest expense ratio
Period ended December 31, 2010

Unit Value	$28.956532	$18.630354	$31.188187	$8.159900		$11.390005		$8.195088		$8.542594		$13.267591	$25.648245	$13.589884
Total Return*	11.95%	11.02%	34.72%	6.36%		11.78%		19.61%		10.66%		25.93%	6.78%	15.18%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$25.866123	$16.781414	$23.150691	$7.672188		$10.189587		$6.851256		$7.719824		$10.535863	$24.019691	$11.798689
Total Return*	33.95%	33.06%	34.55%	30.03%		31.88%		51.68%		25.87%		32.76%	13.44%	22.15%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$19.310952	$12.611717	$17.206620	$5.900166		$7.726319		$4.516919		$6.133415		$7.935814	$21.173755	$9.659549
Total Return*	-41.34%	-39.48%	-38.72%	-41.04%		-30.14%		-54.25%		-38.32%		-33.66%	-5.80%	-3.40	%***
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$32.918860	$20.839390	$28.080192	$10.006324		$11.060050		$9.873173		$9.944002		$11.962966	$22.476571	n/a
Total Return*	8.95%	-0.07%	11.26%	0.06	%***	1.03%		-1.27	%***	-0.56	%***	-6.74%	6.22%	n/a
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%		0.90%	0.90%	n/a

Period ended December 31, 2006

Unit Value	$30.213500	$20.854650	$25.239352	n/a		$10.947149		n/a		n/a		$12.826857	$21.161250	n/a
Total Return*	3.94%	11.52%	19.27%	n/a		9.47	%***	n/a		n/a		16.88%	4.00%	n/a
Ratio of Expenses**	0.90%	0.90%	0.90%	n/a		0.90%		n/a		n/a		0.90%	0.90%	n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations January 16, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

								JNL/Franklin
								Templeton
								Inter-		JNL/Franklin				JNL/Goldman
	JNL/Capital		JNL/Eagle	JNL/Franklin		JNL/Franklin		national Small		Templeton		JNL/Franklin	JNL/	Sachs
	Guardian U.S.	JNL/Eagle	SmallCap	Templeton		Templeton		Cap		Mutual		Templeton	Goldman Sachs	Emerging
	Growth Equity	Core Equity	Equity	Global Growth		Income		Growth		Shares		Small Cap	Core Plus	Markets Debt
	Portfolio	Portfolio	Portfolio	Portfolio(b)		Portfolio(a)		Portfolio(c)		Portfolio(b)		Value Portfolio	Bond Portfolio	Portfolio(d)

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$32.520980	$20.741278	$34.771019	$8.397307		$11.783087		$18.081473		$8.800722		$13.844204	$28.824715	$13.829341
Total Return*	12.79%	11.86%	35.73%	7.16%		12.62%		20.51%		11.49%		26.88%	7.58%	16.05%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$28.833042	$18.542861	$25.617428	$7.836379		$10.462490		$15.003631		$7.893678		$10.911573	$26.793020	$11.916950
Total Return*	34.95%	34.06%	35.56%	31.01%		32.87%		52.94%		26.81%		33.76%	14.29%	23.12%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$21.365110	$13.831319	$18.897657	$5.981444		$7.874025		$9.810138		$6.224612		$8.157542	$23.442004	$9.678779
Total Return*	-40.90%	-39.02%	-38.26%	-40.59%		-29.62%		-1.90	%***	-37.86%		-33.16%	-5.09%	-3.21	%***
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$36.150717	$22.681201	$30.609406	$10.068404		$11.187374		n/a		$10.016526		$12.204810	$24.698462	n/a
Total Return*	9.89%	0.67%	12.08%	0.68	%***	1.81%		n/a		0.17	%***	-6.02%	7.02%	n/a
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		n/a		0.15%		0.15%	0.15%	n/a

Period ended December 31, 2006

Unit Value	$32.898515	$22.530903	$27.309652	n/a		$10.988884		n/a		n/a		$12.986803	$23.078148	n/a
Total Return*	4.65%	12.38%	20.29%	n/a		9.89	%***	n/a		n/a		17.75%	4.89%	n/a
Ratio of Expenses**	0.15%	0.15%	0.15%	n/a		0.15%		n/a		n/a		0.15%	0.15%	n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations January 16, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

						JNL/Franklin
						Templeton
						Inter-	JNL/Franklin			JNL/Goldman
	JNL/Capital		JNL/Eagle	JNL/Franklin	JNL/Franklin	national Small	Templeton	JNL/Franklin	JNL/	Sachs
	Guardian U.S.	JNL/Eagle	SmallCap	Templeton	Templeton	Cap	Mutual	Templeton	Goldman Sachs	Emerging
	Growth Equity	Core Equity	Equity	Global Growth	Income	Growth	Shares	Small Cap	Core Plus	Markets Debt
	Portfolio	Portfolio	Portfolio	Portfolio(b)	Portfolio(a)	Portfolio(c)	Portfolio(b)	Value Portfolio	Bond Portfolio	Portfolio(d)

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$224	$119	$521	$283	$346	$181	$358	$398	$242	$303
1 Units Outstanding (in thousands)	7	6	16	35	30	20	42	30	9	22
Investment Income Ratio *	0.28%	0.35%	0.29%	1.52%	3.64%	1.20%	0.13%	0.56%	2.44%	1.65%

Period ended December 31, 2009

Net Assets (in thousands)	$308	$94	$240	$219	$388	$218	$282	$235	$241	$78
Units Outstanding (in thousands)	12	6	10	28	38	29	36	22	10	7
Investment Income Ratio *	0.38%	1.33%	0.00%	2.01%	7.97%	2.80%	5.23%	1.04%	4.60%	0.18%

Period ended December 31, 2008

Net Assets (in thousands)	$79	$63	$178	$153	$228	$35	$107	$137	$193	$0
Units Outstanding (in thousands)	4	5	10	26	29	7	17	17	9	0
Investment Income Ratio *	0.15%	3.35%	0.00%	0.02%	0.11%	0.27%	0.00%	1.48%	4.42%	0.00%

Period ended December 31, 2007

Net Assets (in thousands)	$78	$97	$208	$111	$170	$10	$109	$120	$167	n/a
Units Outstanding (in thousands)	2	5	7	11	15	1	11	10	7	n/a
Investment Income Ratio *	0.00%	1.03%	2.83%	1.90%	12.86%	0.00%	0.00%	3.63%	4.96%	n/a

Period ended December 31, 2006

Net Assets (in thousands)	$53	$54	$107	n/a	$4	n/a	n/a	$106	$146	n/a
Units Outstanding (in thousands)	2	3	4	n/a	-	n/a	n/a	8	7	n/a
Investment Income Ratio *	0.00%	0.01%	0.00%	n/a	6.87%	n/a	n/a	1.32%	0.08%	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations January 16, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

												JNL/
	JNL/											JPMorgan
	Goldman									JNL/	JNL/	U.S.
	Sachs	JNL/Goldman		JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy		JPMorgan	JPMorgan	Government
	Mid Cap	Sachs U.S.		Global Real	International	Large Cap	Small Cap	Asset		International	MidCap	& Quality
	Value	Equity Flex		Estate	Growth	Growth	Growth	Strategy		Value	Growth	Bond
	Portfolio	Portfolio(a)		Portfolio	Portfolio	Portfolio	Portfolio	Portfolio(b)		Portfolio	Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2010

Unit Value	$13.736519	$8.961809		$13.019643	$19.102467	$13.356444	$16.583083	$11.322849		$14.381446	$27.607964	$21.284028
Total Return*	23.51%	7.94%		16.32%	11.51%	16.64%	25.38%	9.02%		6.89%	24.72%	6.56%
Ratio of Expenses**	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$11.121997	$8.302581		$11.192890	$17.130384	$11.451257	$13.226566	$10.385811		$13.454344	$22.135127	$19.973112
Total Return*	31.90%	23.95%		31.44%	38.68%	23.45%	33.79%	3.86	%***	29.43%	41.97%	2.99%
Ratio of Expenses**	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$8.432045	$6.698412		$8.515419	$12.352269	$9.275909	$9.886037	n/a		$10.395044	$15.591780	$19.393509
Total Return*	-36.61%	-38.07%		-36.08%	-41.38%	-38.11%	-40.12%	n/a		-44.94%	-44.81%	5.77%
Ratio of Expenses**	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	n/a		0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$13.301278	$10.816878		$13.321591	$21.073376	$14.987748	$16.510330	n/a		$18.879743	$28.251903	$18.334812
Total Return*	2.05%	8.17	%***	-15.59%	8.97%	15.00%	10.57%	n/a		11.22%	7.15%	5.67%
Ratio of Expenses**	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	n/a		0.90%	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$13.034457	n/a		$15.781580	$19.339354	$13.032768	$14.931429	n/a		$16.974826	$26.366030	$17.350230
Total Return*	15.02%	n/a		35.37%	21.88%	7.02%	13.71%	n/a		31.09%	11.31%	2.47%
Ratio of Expenses**	0.90%	n/a		0.90%	0.90%	0.90%	0.90%	n/a		0.90%	0.90%	0.90%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

												JNL/JPMorgan
	JNL/	JNL/Goldman		JNL/Invesco								U.S.
	Goldman Sachs	Sachs U.S.		Global Real	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy		JNL/JPMorgan	JNL/JPMorgan	Government
	Mid Cap	Equity Flex		Estate	International	Large Cap	Small Cap	Asset Strategy		International	MidCap Growth	& Quality Bond
	Value Portfolio	Portfolio(a)		Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(b)		Value Portfolio	Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$14.329966	$9.215239		$13.577352	$21.475366	$14.339872	$17.788565	$11.430182		$15.851121	$31.193816	$23.992694
Total Return*	24.44%	8.75%		17.20%	12.35%	17.52%	26.32%	9.84%		7.70%	25.68%	7.37%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$11.515562	$8.473552		$11.585126	$19.114420	$12.201907	$14.082042	$10.405933		$14.718459	$24.820255	$22.346744
Total Return*	32.90%	24.97%		32.43%	39.73%	24.38%	34.80%	4.06	%***	30.40%	43.05%	3.76%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$8.665127	$6.780466		$8.748010	$13.679877	$9.810428	$10.446860	n/a		$11.286765	$17.350449	$21.535939
Total Return*	-36.13%	-37.52%		-35.60%	-40.94%	-37.64%	-39.67%	n/a		-44.53%	-44.33%	6.61%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	n/a		0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$13.566891	$10.851428		$13.583168	$23.164291	$15.732489	$17.316002	n/a		$20.346161	$31.168702	$20.201121
Total Return*	2.82%	8.51	%***	-14.95%	9.79%	15.95%	11.56%	n/a		12.06%	8.16%	6.64%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	n/a		0.15%	0.15%	0.15%

Period ended December 31, 2006

Unit Value	$13.195052	n/a		$15.970235	$21.099172	$13.567844	$15.522342	n/a		$18.156141	$28.818034	$18.943374
Total Return*	15.86%	n/a		36.39%	22.91%	7.88%	14.55%	n/a		32.38%	12.21%	3.26%
Ratio of Expenses**	0.15%	n/a		0.15%	0.15%	0.15%	0.15%	n/a		0.15%	0.15%	0.15%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

										JNL/JPMorgan
	JNL/	JNL/Goldman	JNL/Invesco				JNL/Ivy			U.S.
	Goldman Sachs	Sachs U.S.	Global Real	JNL/Invesco	JNL/Invesco	JNL/Invesco	Asset	JNL/JPMorgan	JNL/JPMorgan	Government
	Mid Cap	Equity Flex	Estate	International	Large Cap	Small Cap	Strategy	International	MidCap Growth	& Quality Bond
	Value Portfolio	Portfolio(a)	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(b)	Value Portfolio	Portfolio	Portfolio

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$313	$78	$612	$479	$774	$406	$279	$585	$177	$516
1 Units Outstanding (in thousands)	23	9	47	24	58	24	25	40	6	24
Investment Income Ratio *	0.62%	0.83%	4.24%	0.87%	0.40%	0.00%	0.01%	2.84%	0.00%	2.50%

Period ended December 31, 2009

Net Assets (in thousands)	$258	$62	$401	$380	$584	$150	$99	$544	$108	$558
Units Outstanding (in thousands)	23	7	36	22	51	11	10	39	5	27
Investment Income Ratio *	1.17%	1.10%	2.38%	2.56%	0.48%	0.00%	0.00%	4.39%	0.00%	1.93%

Period ended December 31, 2008

Net Assets (in thousands)	$244	$25	$292	$223	$402	$97	n/a	$455	$77	$893
Units Outstanding (in thousands)	29	4	34	18	43	10	n/a	43	5	46
Investment Income Ratio *	1.62%	0.00%	2.71%	0.45%	0.36%	0.00%	n/a	3.00%	0.00%	5.57%

Period ended December 31, 2007

Net Assets (in thousands)	$210	$8	$359	$250	$434	$102	n/a	$464	$90	$135
Units Outstanding (in thousands)	16	1	27	12	29	6	n/a	24	3	7
Investment Income Ratio *	3.77%	0.00%	3.44%	2.53%	0.69%	0.35%	n/a	7.40%	0.00%	8.25%

Period ended December 31, 2006

Net Assets (in thousands)	$74	n/a	$212	$105	$221	$77	n/a	$226	$33	$30
Units Outstanding (in thousands)	6	n/a	13	5	17	5	n/a	13	1	2
Investment Income Ratio *	2.48%	n/a	1.89%	0.44%	0.12%	0.00%	n/a	2.98%	0.00%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Lazard											JNL/MCM
	Emerging		JNL/Lazard	JNL/M&G		JNL/M&G				JNL/MCM	JNL/MCM	Consumer	JNL/MCM		JNL/MCM
	Markets		Mid Cap	Global Basics		Global Leaders		JNL/MCM		Bond Index	Communications	Brands	Dow Dividend		European 30
	Portfolio(a)		Equity Portfolio	Portfolio(c)		Portfolio(c)		25 Portfolio		Portfolio	Sector Portfolio	Sector Portfolio	Portfolio(b)		Portfolio(c)

Highest expense ratio
Period ended December 31, 2010

Unit Value	$14.664888		$21.948870	$15.003939		$12.803314		$12.110115		$14.194863	$6.069731	$12.457171	$6.305062		$12.201896
Total Return*	21.14%		22.14%	22.27%		12.45%		22.06%		5.18%	21.45%	21.82%	11.26%		1.22%
Ratio of Expenses**	0.90%		0.90%	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%	0.90%		0.90%

Period ended December 31, 2009

Unit Value	$12.105270		$17.970457	$12.271226		$11.385704		$9.921448		$13.495197	$4.997630	$10.226006	$5.666921		$12.054657
Total Return*	70.42%		37.94%	45.87%		36.48%		51.72%		5.04%	24.99%	32.22%	19.31%		39.99%
Ratio of Expenses**	0.90%		0.90%	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%	0.90%		0.90%

Period ended December 31, 2008

Unit Value	$7.103379		$13.027461	$8.412191		$8.342680		$6.539178		$12.847217	$3.998507	$7.734335	$4.749595		$8.611155
Total Return*	-50.39%		-39.43%	-15.88	%***	-16.57	%***	-35.66%		2.96%	-40.18%	-31.81%	-49.76%		-13.89	%***
Ratio of Expenses**	0.90%		0.90%	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%	0.90%		0.90%

Period ended December 31, 2007

Unit Value	$14.317160		$21.508333	n/a		n/a		$10.164025		$12.478394	$6.684744	$11.342661	$9.453472		n/a
Total Return*	30.93%		-3.38%	n/a		n/a		-3.46%		5.72%	3.52%	-8.51%	-5.47	%***	n/a
Ratio of Expenses**	0.90%		0.90%	n/a		n/a		0.90%		0.90%	0.90%	0.90%	0.90%		n/a

Period ended December 31, 2006

Unit Value	$10.935330		$22.261780	n/a		n/a		$10.528745		$11.802936	$6.457355	$12.397126	n/a		n/a
Total Return*	9.35	%***	13.83%	n/a		n/a		5.29	%***	2.92%	35.46%	12.72%	n/a		n/a
Ratio of Expenses**	0.90%		0.90%	n/a		n/a		0.90%		0.90%	0.90%	0.90%	n/a		n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Lazard											JNL/MCM
	Emerging		JNL/Lazard	JNL/M&G		JNL/M&G				JNL/MCM	JNL/MCM	Consumer	JNL/MCM		JNL/MCM
	Markets		Mid Cap	Global Basics		Global Leaders		JNL/MCM		Bond Index	Communications	Brands	Dow Dividend		European 30
	Portfolio(a)		Equity Portfolio	Portfolio(c)		Portfolio(c)		25 Portfolio		Portfolio	Sector Portfolio	Sector Portfolio	Portfolio(b)		Portfolio(c)

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$15.187143		$24.157554	$15.258829		$13.016587		$12.547809		$15.223081	$6.614776	$13.600389	$7.155647		$12.442531
Total Return*	22.06%		23.06%	23.20%		13.27%		22.98%		5.98%	22.37%	22.82%	12.10%		2.19%
Ratio of Expenses**	0.15%		0.15%	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%	0.15%		0.15%

Period ended December 31, 2009

Unit Value	$12.442679		$19.630955	$12.385421		$11.491204		$10.203219		$14.364584	$5.405743	$11.073358	$6.383344		$12.175991
Total Return*	71.70%		38.98%	46.97%		37.50%		52.87%		5.83%	25.92%	33.31%	20.21%		41.15%
Ratio of Expenses**	0.15%		0.15%	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%	0.15%		0.15%

Period ended December 31, 2008

Unit Value	$7.246826		$14.124882	$8.427028		$8.357392		$6.674553		$13.572690	$4.293020	$8.306675	$5.310079		$8.626346
Total Return*	-50.01%		-38.97%	-15.73	%***	-16.43	%***	-35.15%		3.73%	-39.73%	-31.30%	-46.90	%***	-13.74	%***
Ratio of Expenses**	0.15%		0.15%	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%	0.15%		0.15%

Period ended December 31, 2007

Unit Value	$14.497151		$23.145991	n/a		n/a		$10.292010		$13.084533	$7.123304	$12.091557	n/a		n/a
Total Return*	31.92%		-2.65%	n/a		n/a		-2.73%		6.54%	4.32%	-7.81%	n/a		n/a
Ratio of Expenses**	0.15%		0.15%	n/a		n/a		0.15%		0.15%	0.15%	0.15%	n/a		n/a

Period ended December 31, 2006

Unit Value	$10.989271		$23.776963	n/a		n/a		$10.581230		$12.281892	$6.828616	$13.115267	n/a		n/a
Total Return*	9.89	%***	14.68%	n/a		n/a		5.81	%***	3.88%	36.62%	13.54%	n/a		n/a
Ratio of Expenses**	0.15%		0.15%	n/a		n/a		0.15%		0.15%	0.15%	0.15%	n/a		n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Lazard							JNL/MCM
	Emerging	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM	Consumer	JNL/MCM	JNL/MCM
	Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications	Brands	Dow Dividend	European 30
	Portfolio(a)	Equity Portfolio	Portfolio(c)	Portfolio(c)	25 Portfolio	Portfolio	Sector Portfolio	Sector Portfolio	Portfolio(b)	Portfolio(c)

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$1,063	$160	$115	$20	$423	$895	$153	$29	$134	$17
1 Units Outstanding (in thousands)	72	7	8	2	35	62	25	2	21	1
Investment Income Ratio *	0.58%	0.55%	0.76%	0.63%	2.78%	2.60%	2.61%	0.56%	3.98%	0.09%

Period ended December 31, 2009

Net Assets (in thousands)	$775	$153	$160	$11	$253	$937	$109	$10	$97	$6
Units Outstanding (in thousands)	64	8	13	1	25	68	22	1	16	0
Investment Income Ratio *	2.35%	0.77%	0.64%	0.86%	5.61%	3.59%	5.20%	0.62%	11.64%	3.90%

Period ended December 31, 2008

Net Assets (in thousands)	$236	$165	$-	$-	$151	$446	$72	$12	$38	$-
Units Outstanding (in thousands)	33	12	-	-	23	34	18	2	8	-
Investment Income Ratio *	1.00%	1.37%	0.00%	0.00%	3.87%	4.89%	6.85%	1.01%	1.37%	0.00%

Period ended December 31, 2007

Net Assets (in thousands)	$347	$327	n/a	n/a	$293	$314	$77	$5	$-	n/a
Units Outstanding (in thousands)	24	15	n/a	n/a	29	25	12	0	-	n/a
Investment Income Ratio *	0.56%	7.14%	n/a	n/a	1.23%	5.83%	6.91%	0.96%	0.00%	n/a

Period ended December 31, 2006

Net Assets (in thousands)	$40	$211	n/a	n/a	$234	$141	$31	$4	n/a	n/a
Units Outstanding (in thousands)	4	9	n/a	n/a	22	12	5	-	n/a	n/a
Investment Income Ratio *	0.00%	2.78%	n/a	n/a	0.00%	1.07%	6.60%	0.64%	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

											JNL/MCM
	JNL/MCM	JNL/MCM		JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM		JNL/MCM		NYSE		JNL/MCM	JNL/MCM
	Financial	Global Alpha		Healthcare	International	JNL 5	JNL Optimized		Nasdaq 25		International		Oil & Gas	Pacific Rim 30
	Sector Portfolio	Portfolio(e)		Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio(a)		Portfolio(c)		25 Portfolio(b)		Sector Portfolio	Portfolio(d)

Highest expense ratio
Period ended December 31, 2010

Unit Value	$8.380854	$10.374323		$12.776173	$16.520645	$11.668433	$10.063604		$9.466502		$8.560213		$34.551564	$13.265346
Total Return*	12.66%	5.14%		3.20%	6.05%	16.22%	13.01%		16.43%		1.53%		18.31%	12.03%
Ratio of Expenses**	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%	0.90%

Period ended December 31, 2009

Unit Value	$7.439245	$9.867259		$12.380045	$15.578239	$10.040350	$8.904745		$8.130880		$8.431011		$29.205437	$11.840447
Total Return*	17.74%	-1.33	%***	20.03%	28.41%	23.27%	36.76%		33.14%		35.11%		19.20%	23.60%
Ratio of Expenses**	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%	0.90%

Period ended December 31, 2008

Unit Value	$6.318420	n/a		$10.314029	$12.131725	$8.145188	$6.510986		$6.107050		$6.239900		$24.501318	$9.579716
Total Return*	-50.98%	n/a		-23.74%	-43.33%	-42.88%	-46.45%		-41.91%		-46.35%		-38.29%	-4.20	%***
Ratio of Expenses**	0.90%	n/a		0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%	0.90%

Period ended December 31, 2007

Unit Value	$12.889675	n/a		$13.524370	$21.407291	$14.259621	$12.159189		$10.512740		$11.631606		$39.704215	n/a
Total Return*	-17.92%	n/a		6.86%	9.56%	0.72%	12.78%		5.13	%***	16.32	%***	34.34%	n/a
Ratio of Expenses**	0.90%	n/a		0.90%	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%	n/a

Period ended December 31, 2006

Unit Value	$15.702916	n/a		$12.656454	$19.538850	$14.157430	$10.781597		n/a		n/a		$29.553998	n/a
Total Return*	17.92%	n/a		5.50%	24.80%	17.92%	7.82	%***	n/a		n/a		19.97%	n/a
Ratio of Expenses**	0.90%	n/a		0.90%	0.90%	0.90%	0.90%		n/a		n/a		0.90%	n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations April 30, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.
(e) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

											JNL/MCM
	JNL/MCM	JNL/MCM		JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM		JNL/MCM		NYSE		JNL/MCM	JNL/MCM
	Financial	Global Alpha		Healthcare	International	JNL 5	JNL Optimized		Nasdaq 25		International		Oil & Gas	Pacific Rim 30
	Sector Portfolio	Portfolio(e)		Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio(a)		Portfolio(c)		25 Portfolio(b)		Sector Portfolio	Portfolio(d)

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$9.132691	$10.474596		$13.931637	$17.640084	$12.227489	$10.425385		$14.741567		$8.791749		$37.657566	$13.466352
Total Return*	13.51%	5.95%		3.98%	6.85%	17.09%	13.86%		17.28%		2.30%		19.20%	12.89%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%		0.15%		0.15%		0.15%	0.15%

Period ended December 31, 2009

Unit Value	$8.046009	$9.886483		$13.398745	$16.509511	$10.442786	$9.155945		$12.569711		$8.594458		$31.593027	$11.928806
Total Return*	18.63%	-1.14	%***	20.93%	29.38%	24.20%	37.79%		25.70	%***	36.13%		20.10%	24.30%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%		0.15%		0.15%		0.15%	0.15%

Period ended December 31, 2008

Unit Value	$6.782698	n/a		$11.079317	$12.760898	$8.408360	$6.644632		n/a		$6.313364		$26.306313	$9.596601
Total Return*	-50.61%	n/a		-23.16%	-42.90%	-42.45%	-46.05%		n/a		-45.95%		-37.83%	-4.03	%***
Ratio of Expenses**	0.15%	n/a		0.15%	0.15%	0.15%	0.15%		n/a		0.15%		0.15%	0.15%

Period ended December 31, 2007

Unit Value	$13.733391	n/a		$14.419347	$22.349259	$14.610362	$12.316084		n/a		$11.680496		$42.310649	n/a
Total Return*	-17.29%	n/a		7.67%	10.39%	1.48%	13.63%		n/a		16.80	%***	35.36%	n/a
Ratio of Expenses**	0.15%	n/a		0.15%	0.15%	0.15%	0.15%		n/a		0.15%		0.15%	n/a

Period ended December 31, 2006

Unit Value	$16.605147	n/a		$13.392623	$20.245313	$14.396694	$10.838637		n/a		n/a		$31.257467	n/a
Total Return*	18.81%	n/a		6.29%	25.74%	18.81%	8.39	%***	n/a		n/a		20.87%	n/a
Ratio of Expenses**	0.15%	n/a		0.15%	0.15%	0.15%	0.15%		n/a		n/a		0.15%	n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations April 30, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.
(e) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

								JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	NYSE	JNL/MCM	JNL/MCM
	Financial	Global Alpha	Healthcare	International	JNL 5	JNL Optimized	Nasdaq 25	International	Oil & Gas	Pacific Rim 30
	Sector Portfolio	Portfolio(e)	Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio(a)	Portfolio(c)	25 Portfolio(b)	Sector Portfolio	Portfolio(d)

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$235	$91	$273	$1,145	$9,165	$1,049	$42	$138	$1,067	$56
1 Units Outstanding (in thousands)	28	9	21	69	782	104	4	16	30	4
Investment Income Ratio *	1.24%	0.00%	1.27%	2.18%	2.32%	2.19%	0.64%	2.26%	1.17%	0.00%

Period ended December 31, 2009

Net Assets (in thousands)	$226	$10	$240	$941	$8,677	$953	$11	$139	$875	$16
Units Outstanding (in thousands)	30	1	19	60	861	107	1	16	30	1
Investment Income Ratio *	1.98%	0.00%	1.54%	2.65%	4.05%	3.01%	0.00%	4.65%	1.19%	3.75%

Period ended December 31, 2008

Net Assets (in thousands)	$134	n/a	$193	$572	$7,001	$640	$6	$111	$712	$2
Units Outstanding (in thousands)	21	n/a	19	47	857	98	1	18	29	0
Investment Income Ratio *	2.08%	n/a	1.07%	2.02%	2.71%	0.02%	0.38%	0.02%	0.87%	0.00%

Period ended December 31, 2007

Net Assets (in thousands)	$91	n/a	$162	$1,260	$10,237	$516	$-	$71	$835	n/a
Units Outstanding (in thousands)	7	n/a	12	59	716	42	-	6	21	n/a
Investment Income Ratio *	1.94%	n/a	1.47%	3.04%	2.39%	3.74%	0.00%	7.80%	1.24%	n/a

Period ended December 31, 2006

Net Assets (in thousands)	$50	n/a	$118	$499	$6,707	$270	n/a	n/a	$441	n/a
Units Outstanding (in thousands)	3	n/a	9	25	473	25	n/a	n/a	15	n/a
Investment Income Ratio *	1.46%	n/a	0.61%	1.35%	0.44%	1.49%	n/a	n/a	1.47%	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations April 30, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.
(e) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/MCM				JNL/MCM							JNL/
	JNL/MCM		S&P 400	JNL/MCM	JNL/MCM		Select Small-		JNL/MCM	JNL/MCM	JNL/MCM			Oppenheimer
	S&P 24		MidCap	S&P 500	S&P SMid		Cap		Small Cap	Technology	Value Line 30		JNL/MCM	Global Growth
	Portfolio(b)		Index Portfolio	Index Portfolio	60 Portfolio(a)		Portfolio		Index Portfolio	Sector Portfolio	Portfolio(b)		VIP Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2010

Unit Value	$9.018762		$18.035371	$11.660628	$11.837980		$6.255622		$16.197094	$7.630010	$7.249470		$11.867286	$15.015183
Total Return*	15.72%		25.06%	13.67%	19.73%		14.35%		25.45%	11.25%	21.72%		14.28%	14.64%
Ratio of Expenses**	0.90%		0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%		0.90%	0.90%

Period ended December 31, 2009

Unit Value	$7.793779		$14.421048	$10.258491	$9.887219		$5.470800		$12.911222	$6.858309	$5.955667		$10.384391	$13.097379
Total Return*	18.11%		37.10%	25.12%	60.34%		4.16%		26.53%	62.74%	13.82%		23.25%	38.33%
Ratio of Expenses**	0.90%		0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%		0.90%	0.90%

Period ended December 31, 2008

Unit Value	$6.598858		$10.518465	$8.198655	$6.166415		$5.252534		$10.203817	$4.214380	$5.232697		$8.425190	$9.468447
Total Return*	-33.23%		-38.07%	-38.13%	-30.73%		-40.45%		-35.42%	-43.82%	-48.26%		-43.21%	-41.23%
Ratio of Expenses**	0.90%		0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%		0.90%	0.90%

Period ended December 31, 2007

Unit Value	$9.883175		$16.984958	$13.251915	$8.901848		$8.819979		$15.799107	$7.501115	$10.113014		$14.836474	$16.109803
Total Return*	-1.17	%***	6.72%	4.19%	-10.98	%***	-11.13%		-2.73%	13.73%	1.13	%***	10.07%	5.60%
Ratio of Expenses**	0.90%		0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%		0.90%	0.90%

Period ended December 31, 2006

Unit Value	n/a		$15.915376	$12.719072	n/a		$9.924174		$16.242249	$6.595420	n/a		$13.478939	$15.255847
Total Return*	n/a		8.93%	14.26%	n/a		-0.76	%***	16.61%	8.49%	n/a		11.34%	16.16%
Ratio of Expenses**	n/a		0.90%	0.90%	n/a		0.90%		0.90%	0.90%	n/a		0.90%	0.90%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2007.
(b) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/MCM				JNL/MCM							JNL/
	JNL/MCM		S&P 400	JNL/MCM	JNL/MCM		Select Small-		JNL/MCM	JNL/MCM	JNL/MCM			Oppenheimer
	S&P 24		MidCap	S&P 500	S&P SMid		Cap		Small Cap	Technology	Value Line 30		JNL/MCM	Global Growth
	Portfolio(b)		Index Portfolio	Index Portfolio	60 Portfolio(a)		Portfolio		Index Portfolio	Sector Portfolio	Portfolio(b)		VIP Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$9.528660		$19.297817	$12.469247	$12.180181		$6.477982		$17.311885	$8.311523	$7.766700		$12.424224	$16.148693
Total Return*	16.58%		26.00%	14.52%	20.63%		15.20%		26.39%	12.09%	22.64%		15.14%	15.51%
Ratio of Expenses**	0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%		0.15%	0.15%

Period ended December 31, 2009

Unit Value	$8.173415		$15.315208	$10.887923	$10.097071		$5.623116		$13.696733	$7.415085	$6.332875		$10.790513	$13.980869
Total Return*	18.98%		38.13%	26.07%	61.55%		4.94%		27.49%	63.96%	14.67%		24.18%	39.37%
Ratio of Expenses**	0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%		0.15%	0.15%

Period ended December 31, 2008

Unit Value	$6.869480		$11.087196	$8.636652	$6.250270		$5.358343		$10.743752	$4.522481	$5.522534		$8.689276	$10.031603
Total Return*	-31.31	%***	-37.61%	-37.67%	-30.17%		-40.00%		-34.93%	-43.39%	-44.77	%***	-42.79%	-40.78%
Ratio of Expenses**	0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%		0.15%	0.15%

Period ended December 31, 2007

Unit Value	n/a		$17.769525	$13.855551	$8.950575		$8.930710		$16.510809	$7.989322	n/a		$15.187172	$16.940447
Total Return*	n/a		7.53%	4.98%	-10.49	%***	-10.45%		-2.00%	14.59%	n/a		10.91%	6.40%
Ratio of Expenses**	n/a		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	n/a		0.15%	0.15%

Period ended December 31, 2006

Unit Value	n/a		$16.525467	$13.198510	n/a		$9.973307		$16.846919	$6.971917	n/a		$13.693584	$15.921922
Total Return*	n/a		9.74%	15.12%	n/a		-0.27	%***	17.50%	9.31%	n/a		12.17%	17.02%
Ratio of Expenses**	n/a		0.15%	0.15%	n/a		0.15%		0.15%	0.15%	n/a		0.15%	0.15%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2007.
(b) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

		JNL/MCM			JNL/MCM					JNL/
	JNL/MCM	S&P 400	JNL/MCM	JNL/MCM	Select Small-	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer
	S&P 24	MidCap	S&P 500	S&P SMid	Cap	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth
	Portfolio(b)	Index Portfolio	Index Portfolio	60 Portfolio(a)	Portfolio	Index Portfolio	Sector Portfolio	Portfolio(b)	VIP Portfolio	Portfolio

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$80	$979	$1,774	$329	$110	$964	$434	$260	$907	$570
1 Units Outstanding (in thousands)	9	53	152	28	18	59	56	36	76	38
Investment Income Ratio *	0.55%	0.84%	1.57%	0.13%	0.71%	0.81%	0.27%	1.69%	2.68%	0.93%

Period ended December 31, 2009

Net Assets (in thousands)	$30	$659	$1,436	$188	$100	$682	$389	$108	$779	$468
Units Outstanding (in thousands)	4	45	139	19	18	52	56	18	75	35
Investment Income Ratio *	0.37%	1.47%	1.73%	1.08%	1.36%	1.16%	0.18%	0.69%	1.88%	1.78%

Period ended December 31, 2008

Net Assets (in thousands)	$14	$348	$788	$65	$72	$248	$96	$78	$639	$311
Units Outstanding (in thousands)	2	33	96	10	14	24	22	15	76	33
Investment Income Ratio *	0.00%	1.37%	1.96%	0.02%	0.80%	1.76%	0.28%	2.03%	1.89%	1.96%

Period ended December 31, 2007

Net Assets (in thousands)	$-	$437	$1,042	$7	$90	$293	$103	$-	$1,070	$353
Units Outstanding (in thousands)	-	26	78	1	10	18	14	-	72	22
Investment Income Ratio *	0.00%	1.21%	1.82%	8.74%	12.37%	1.33%	0.09%	0.00%	3.37%	1.21%

Period ended December 31, 2006

Net Assets (in thousands)	n/a	$321	$789	n/a	$31	$254	$53	n/a	$949	$212
Units Outstanding (in thousands)	n/a	20	62	n/a	6	13	8	n/a	70	14
Investment Income Ratio *	n/a	1.20%	0.79%	n/a	0.00%	1.39%	0.08%	n/a	0.52%	0.50%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 30, 2007.
(b) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

											JNL/			JNL/
								JNL/	JNL/		PPM America		JNL/	Red Rocks		JNL/S&P
	JNL/PAM		JNL/PAM		JNL/PIMCO		JNL/PIMCO	PPM America	PPM America		Small Cap		PPM America	Listed		Competitive
	Asia ex-Japan		China-India		Real Return		Total Return	High Yield	Mid Cap Value		Value		Value Equity	Private Equity		Advantage
	Portfolio(b)		Portfolio(b)		Portfolio(a)		Bond Portfolio	Bond Portfolio	Portfolio(c)		Portfolio(c)		Portfolio	Portfolio(d)		Portfolio(b)

Highest expense ratio
Period ended December 31, 2010

Unit Value	$11.171471		$11.469880		$13.142370		$20.127212	$17.294592	$10.660819		$10.648470		$20.354491	$10.369004		$11.111838
Total Return*	18.52%		16.07%		6.99%		6.82%	14.72%	28.54%		26.72%		16.49%	25.40%		11.86%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%		0.90%		0.90%	0.90%		0.90%

Period ended December 31, 2009

Unit Value	$9.426107		$9.881890		$12.283893		$18.841546	$15.075380	$8.293851		$8.403144		$17.472565	$8.268771		$9.933562
Total Return*	68.29%		80.91%		16.70%		14.63%	45.27%	46.48%		33.69%		43.43%	39.36%		43.41%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%		0.90%		0.90%	0.90%		0.90%

Period ended December 31, 2008

Unit Value	$5.601064		$5.462259		$10.525595		$16.437422	$10.377789	$5.662034		$6.285642		$12.182251	$5.933569		$6.926825
Total Return*	-43.99	%***	-45.38	%***	-4.43%		-0.33%	-31.27%	-43.38	%***	-37.14	%***	-47.55%	-40.66	%***	-30.22%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%		0.90%		0.90%	0.90%		0.90%

Period ended December 31, 2007

Unit Value	n/a		n/a		$11.013862		$16.492630	$15.100058	n/a		n/a		$23.224396	n/a		$9.926599
Total Return*	n/a		n/a		10.14	%***	7.55%	-1.68%	n/a		n/a		-6.19%	n/a		-0.73	%***
Ratio of Expenses**	n/a		n/a		0.90%		0.90%	0.90%	n/a		n/a		0.90%	n/a		0.90%

Period ended December 31, 2006

Unit Value	n/a		n/a		n/a		$15.334478	$15.358394	n/a		n/a		$24.756563	n/a		n/a
Total Return*	n/a		n/a		n/a		2.65%	9.73%	n/a		n/a		12.05%	n/a		n/a
Ratio of Expenses**	n/a		n/a		n/a		0.90%	0.90%	n/a		n/a		0.90%	n/a		n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations March 31, 2008.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

											JNL/			JNL/
								JNL/	JNL/		PPM America		JNL/	Red Rocks		JNL/S&P
	JNL/PAM		JNL/PAM		JNL/PIMCO		JNL/PIMCO	PPM America	PPM America		Small Cap		PPM America	Listed		Competitive
	Asia ex-Japan		China-India		Real Return		Total Return	High Yield	Mid Cap Value		Value		Value Equity	Private Equity		Advantage
	Portfolio(b)		Portfolio(b)		Portfolio(a)		Bond Portfolio	Bond Portfolio	Portfolio(c)		Portfolio(c)		Portfolio	Portfolio(d)		Portfolio(b)

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$18.004288		$21.031017		$13.537028		$22.145785	$18.905048	$10.386905		$11.358509		$22.954855	$10.543938		$12.085640
Total Return*	19.41%		16.94%		7.79%		7.63%	15.58%	29.49%		27.72%		17.37%	26.34%		12.63%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%		0.15%

Period ended December 31, 2009

Unit Value	$15.077742		$17.983883		$12.558225		$20.576283	$16.356071	$8.021105		$8.893297		$19.557254	$8.345447		$10.730461
Total Return*	50.78	%***	82.47%		17.58%		15.49%	46.36%	47.60%		34.10%		44.56%	40.40%		44.50%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%		0.15%

Period ended December 31, 2008

Unit Value	n/a		$9.855716		$10.680330		$17.816674	$11.175125	$5.434389		$6.631804		$13.529039	$5.943952		$7.426072
Total Return*	n/a		-1.44	%***	-3.73%		0.42%	-30.74%	-45.66	%***	-33.68	%***	-47.11%	-40.56	%***	-25.74	%***
Ratio of Expenses**	n/a		0.15%		0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%		0.15%

Period ended December 31, 2007

Unit Value	n/a		n/a		$11.094085		$17.743016	$16.136032	n/a		n/a		$25.577708	n/a		n/a
Total Return*	n/a		n/a		10.94	%***	8.37%	-0.91%	n/a		n/a		-5.48%	n/a		n/a
Ratio of Expenses**	n/a		n/a		0.15%		0.15%	0.15%	n/a		n/a		0.15%	n/a		n/a

Period ended December 31, 2006

Unit Value	n/a		n/a		n/a		3.51%	10.87%	n/a		n/a		$27.062037	n/a		n/a
Total Return*	n/a		n/a		n/a		3.51%	10.87%	n/a		n/a		13.02%	n/a		n/a
Ratio of Expenses**	n/a		n/a		n/a		0.15%	0.15%	n/a		n/a		0.15%	n/a		n/a

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations March 31, 2008.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

							JNL/		JNL/
					JNL/	JNL/	PPM America	JNL/	Red Rocks	JNL/S&P
	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America	PPM America	Small Cap	PPM America	Listed	Competitive
	Asia ex-Japan	China-India	Real Return	Total Return	High Yield	Mid Cap Value	Value	Value Equity	Private Equity	Advantage
	Portfolio(b)	Portfolio(b)	Portfolio(a)	Bond Portfolio	Bond Portfolio	Portfolio(c)	Portfolio(c)	Portfolio	Portfolio(d)	Portfolio(b)

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$87	$332	$263	$1,710	$669	$12	$5	$48	$234	$59
1 Units Outstanding (in thousands)	7	26	20	83	38	1	0	2	23	5
Investment Income Ratio *	0.21%	0.00%	1.31%	1.78%	7.62%	0.00%	0.27%	1.37%	0.26%	0.96%

Period ended December 31, 2009

Net Assets (in thousands)	$51	$238	$237	$1,508	$461	$8	$0	$43	$72	$50
Units Outstanding (in thousands)	5	20	19	79	30	1	0	2	9	5
Investment Income Ratio *	0.01%	0.00%	2.77%	2.86%	8.52%	1.29%	0.02%	7.19%	5.93%	0.01%

Period ended December 31, 2008

Net Assets (in thousands)	$8	$25	$242	$1,001	$70	$1	$24	$15	$6	$14
Units Outstanding (in thousands)	1	4	23	61	7	0	4	1	1	2
Investment Income Ratio *	2.64%	0.00%	2.01%	5.13%	10.48%	0.05%	0.99%	3.91%	0.55%	0.22%

Period ended December 31, 2007

Net Assets (in thousands)	n/a	n/a	$15	$430	$67	n/a	n/a	$16	n/a	$-
Units Outstanding (in thousands)	n/a	n/a	1	26	4	n/a	n/a	1	n/a	-
Investment Income Ratio *	n/a	n/a	0.00%	5.50%	7.51%	n/a	n/a	2.26%	n/a	0.00%

Period ended December 31, 2006

Net Assets (in thousands)	n/a	n/a	n/a	$231	$59	n/a	n/a	$7	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	15	4	n/a	n/a	-	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	1.45%	1.43%	n/a	n/a	0.02%	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations March 31, 2008.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/S&P											JNL/T. Rowe
	Dividend									JNL/T. Rowe		Price Short-
	Income		JNL/S&P		JNL/S&P		JNL/Select	JNL/Select	JNL/	Price	JNL/T. Rowe	Term		JNL/T. Rowe
	& Growth		Intrinsic Value		Total Yield		Balanced	Money Market	Select Value	Established	Price Mid-Cap	Bond		Price Value
	Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(a)		Portfolio

Highest expense ratio
Period ended December 31, 2010

Unit Value	$10.413650		$11.240327		$10.008042		$31.924431	$14.396414	$21.250874	$33.630344	$54.677623	$10.994430		$15.898628
Total Return*	17.59%		13.71%		9.31%		9.99%	-0.90%	12.90%	15.97%	26.96%	2.30%		15.00%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%

Period ended December 31, 2009

Unit Value	$8.856003		$9.884978		$9.155431		$29.024234	$14.526562	$18.822492	$28.998261	$43.067809	$10.747768		$13.825373
Total Return*	22.68%		56.43%		41.76%		18.92%	-0.71%	23.16%	42.50%	45.81%	6.78%		36.22%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%

Period ended December 31, 2008

Unit Value	$7.218957		$6.319172		$6.458560		$24.407387	$14.629809	$15.282399	$20.349258	$29.537457	$10.065465		$10.148987
Total Return*	-26.07%		-36.31%		-35.82%		-21.27%	1.48%	-33.84%	-43.26%	-41.06%	-6.50%		-40.93%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%

Period ended December 31, 2007

Unit Value	$9.765174		$9.921797		$10.063603		$31.002604	$14.416497	$23.099760	$35.865068	$50.111731	$10.765363		$17.180879
Total Return*	-2.35	%***	-0.78	%***	0.64	%***	6.76%	4.01%	7.16%	9.27%	16.40%	4.62%		0.12%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%

Period ended December 31, 2006

Unit Value	n/a		n/a		n/a		$29.039875	$13.860894	$21.557003	$32.822320	$43.051928	$10.289759		$17.160838
Total Return*	n/a		n/a		n/a		12.87%	3.79%	19.97%	12.98%	6.05%	2.90	%***	19.23%
Ratio of Expenses**	n/a		n/a		n/a		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/S&P											JNL/T. Rowe
	Dividend									JNL/T. Rowe		Price Short-
	Income		JNL/S&P		JNL/S&P		JNL/Select	JNL/Select	JNL/	Price	JNL/T. Rowe	Term		JNL/T. Rowe
	& Growth		Intrinsic Value		Total Yield		Balanced	Money Market	Select Value	Established	Price Mid-Cap	Bond		Price Value
	Portfolio(b)		Portfolio(b)		Portfolio(b)		Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(a)		Portfolio

Lowest expense ratio
Period ended December 31, 2010

Unit Value	$12.153827		$12.755007		$10.462279		$35.904988	$16.209540	$22.592100	$37.826791	$61.500789	$11.300556		$17.226462
Total Return*	18.49%		14.56%		10.13%		10.82%	-0.15%	13.75%	16.85%	27.91%	3.06%		15.86%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%

Period ended December 31, 2009

Unit Value	$10.257566		$11.133910		$9.500198		$32.399243	$16.233890	$19.860940	$32.372985	$48.080261	$10.964534		$14.868119
Total Return*	23.69%		57.61%		42.87%		19.81%	0.04%	24.09%	43.58%	46.91%	7.59%		37.25%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%

Period ended December 31, 2008

Unit Value	$8.293099		$7.064019		$6.649635		$27.041949	$16.227122	$16.005060	$22.547730	$32.728801	$10.191049		$10.832906
Total Return*	-17.07	%***	-29.36	%***	-33.50	%***	-20.68%	2.24%	-33.34%	-42.83%	-40.61%	-5.79%		-40.48%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%

Period ended December 31, 2007

Unit Value	n/a		n/a		n/a		$34.091888	$15.871136	$24.011295	$39.442672	$55.111008	$10.817285		$18.201637
Total Return*	n/a		n/a		n/a		7.57%	4.79%	7.97%	10.09%	17.28%	4.92%		0.88%
Ratio of Expenses**	n/a		n/a		n/a		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%

Period ended December 31, 2006

Unit Value	n/a		n/a		n/a		$31.691395	$15.145660	$22.239521	$35.826396	$46.989671	$10.309745		$18.043328
Total Return*	n/a		n/a		n/a		13.71%	4.72%	20.85%	13.84%	6.84%	3.10	%***	20.14%
Ratio of Expenses**	n/a		n/a		n/a		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%

*
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

**
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/S&P								JNL/T. Rowe
	Dividend						JNL/T. Rowe		Price Short-
	Income	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select	JNL/	Price	JNL/T. Rowe	Term	JNL/T. Rowe
	& Growth	Intrinsic Value	Total Yield	Balanced	Money Market	Select Value	Established	Price Mid-Cap	Bond	Price Value
	Portfolio(b)	Portfolio(b)	Portfolio(b)	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(a)	Portfolio

Portfolio data
Period ended December 31, 2010

1 Net Assets (in thousands)	$166	$100	$65	$1,039	$2,943	$889	$1,208	$1,145	$88	$593
1 Units Outstanding (in thousands)	14	9	6	32	197	41	35	21	8	37
Investment Income Ratio *	0.83%	0.71%	0.79%	1.29%	0.00%	1.19%	0.15%	0.33%	0.76%	1.02%

Period ended December 31, 2009

Net Assets (in thousands)	$158	$108	$55	$853	$2,156	$590	$918	$778	$211	$548
Units Outstanding (in thousands)	17	10	6	29	144	31	31	18	20	39
Investment Income Ratio *	0.06%	0.02%	0.02%	2.69%	0.16%	2.03%	0.57%	0.00%	4.75%	1.82%

Period ended December 31, 2008

Net Assets (in thousands)	$48	$35	$23	$660	$2,218	$349	$364	$487	$50	$384
Units Outstanding (in thousands)	7	5	3	27	150	22	18	16	5	37
Investment Income Ratio *	17.38%	0.24%	7.70%	2.91%	2.26%	0.04%	0.14%	0.00%	1.91%	2.22%

Period ended December 31, 2007

Net Assets (in thousands)	$-	$-	$-	$664	$900	$307	$468	$508	$9	$641
Units Outstanding (in thousands)	-	-	-	21	62	13	13	10	1	37
Investment Income Ratio *	0.00%	0.00%	0.00%	1.51%	4.81%	5.01%	1.32%	1.97%	8.11%	2.55%

Period ended December 31, 2006

Net Assets (in thousands)	n/a	n/a	n/a	$152	$902	$146	$190	$250	$-	$259
Units Outstanding (in thousands)	n/a	n/a	n/a	5	65	7	6	6	-	15
Investment Income Ratio *	n/a	n/a	n/a	2.43%	4.71%	2.30%	0.17%	0.87%	0.00%	1.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations December 3, 2007.

Independent Auditors’ Report

The Board of Directors of Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account IV:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within Jackson National Separate Account IV (Separate Account) as set forth herein as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying mutual fund. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each sub-account within Jackson National Separate Account IV as set forth herein as of December 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

March 1, 2011

Jackson National Life Insurance

Company and Subsidiaries

Consolidated Financial Statements

December 31, 2010

Jackson National Life Insurance Company and Subsidiaries

Index to Consolidated Financial Statements
December 31, 2010

__________________________________________________________________

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Jackson National Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries  (the Company) as of December 31, 2010 and 2009, and the related consolidated income statements and the consolidated statements of changes in equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2010.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2010 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 4 to the consolidated financial statements, the Company has changed its method of evaluating other-than-temporary impairments of debt securities due to the adoption of FASB Staff Position No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (included in FASB ASC Topic 320, Investments-Debt and Equity Securities), as of January 1, 2009.

As discussed in Note 4 to the consolidated financial statements, during 2010 the Company consolidated entities formerly considered to be QSPEs due to the adoption of ASU 2010-10, “Amendment for Certain Investment Funds”, as of January 1, 2010.

/s/ KPMG LLP

Chicago, Illinois
March 7, 2011

Jackson National Life Insurance Company and Subsidiaries
Financial Statements

Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2010	2009
Investments:
Cash and short-term investments	$674,253	$1,043,725
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2010, $39,222,320; 2009, $36,791,797, including fair value through profit and loss: 2010, $345,038; 2009, $0)	40,801,885	36,368,034
Trading securities, at fair value	467,101	557,671
Commercial mortgage loans	5,700,365	5,983,571
Policy loans	855,842	852,941
Derivative instruments	1,010,377	837,728
Other invested assets	1,038,012	866,023
Total investments	50,547,835	46,509,693

Accrued investment income	553,762	450,133
Deferred acquisition costs	5,305,670	4,738,901
Deferred sales inducements	451,096	476,749
Reinsurance recoverable	1,089,539	1,133,118
Income taxes receivable from Parent	50,854	369,478
Deferred income taxes	-	89,678
Other assets	166,923	192,042
Separate account assets	48,854,037	33,329,412
Total assets	$107,019,716	$87,289,204

Liabilities and Equity
Liabilities
Policy reserves and liabilities:
Reserves for future policy benefits and claims payable	$3,149,572	$3,194,039
Deposits on investment contracts	39,916,376	38,283,062
Guaranteed investment contracts	700,090	920,101
Trust instruments supported by funding agreements	2,209,268	2,331,458
Federal Home Loan Bank funding agreements	1,750,989	1,750,965
Long-term borrowings	338,805	288,680
Securities lending payable	58,115	34,203
Deferred income taxes	656,577	-
Derivative instruments	1,250,807	745,214
Other liabilities	1,886,751	1,234,646
Separate account liabilities	48,854,037	33,329,412
Total liabilities	100,771,387	82,111,780

Equity
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,711,500	3,561,395
Accumulated other comprehensive income, net of
tax of $53,280 in 2010 and $(356,307) in 2009	837,006	76,344
Retained earnings	1,633,691	1,450,505
Total stockholder's equity	6,195,997	5,102,044
Noncontrolling interests	52,332	75,380
Total equity	6,248,329	5,177,424
Total liabilities and equity	$107,019,716	$87,289,204

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Financial Statements

Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2010	2009	2008
Revenues
Fee income	$1,565,992	$1,082,281	$1,069,910
Premiums	142,721	115,231	170,161
Net investment income	2,664,955	2,577,794	2,662,099

Net realized losses on investments:
Total other-than-temporary impairments	(319,977)	(1,196,893)	(913,692)
Portion of other-than-temporary impairments included in
other comprehensive income (loss)	176,719	422,186	-
Net other-than-temporary impairments	(143,258)	(774,707)	(913,692)
Other investment gains (losses)	87,763	166,829	(289,542)
Total net realized losses on investments	(55,495)	(607,878)	(1,203,234)

Risk management activity	(1,069,971)	(912,080)	(466,638)
Other income	61,233	61,112	107,763
Total revenues	3,309,435	2,316,460	2,340,061
Benefits and Expenses
Death and other policy benefits	593,089	583,573	514,148
Interest credited on deposit liabilities	1,404,217	1,461,137	1,406,066
Interest expense on trust instruments supported
by funding agreements	59,803	82,131	196,175
Interest expense on Federal Home Loan Bank advances,
notes and reverse repurchase agreements	34,825	49,767	71,295
Increase (decrease) in reserves, net of reinsurance	68,972	(536,828)	164,027
Commissions	1,263,012	980,903	739,798
General and administrative expenses	539,711	447,617	478,320
Deferral of policy acquisition costs	(1,180,950)	(944,596)	(719,724)
Deferral of sales inducements	(144,037)	(132,196)	(113,232)
Amortization of acquisition costs:
Attributable to operations	361,603	108,240	926,903
Attributable to risk management activity	(443,295)	(341,509)	(103,491)
Attributable to net realized losses on investments	(5,553)	(72,349)	(164,503)
Amortization of deferred sales inducements:
Attributable to operations	97,729	43,542	39,836
Attributable to risk management activity	(21,247)	(1,203)	59,694
Attributable to net realized losses on investments	(897)	(10,062)	(15,770)
Total benefits and expenses	2,626,982	1,718,167	3,479,542
Pretax income (loss)	682,453	598,293	(1,139,481)
Federal income tax expense (benefit)	176,737	182,536	(172,081)
Income (loss) before extraordinary loss	505,716	415,757	(967,400)
Extraordinary loss, net of tax benefit of $4,651 in 2008	-	-	(8,638)
Net income (loss)	505,716	415,757	(976,038)
Less: Net income (loss) attributable to noncontrolling interests	7,288	(12,415)	5,825
Net income (loss) attributable to Jackson	$498,428	$428,172	$(981,863)

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Financial Statements

Consolidated Statements of Changes in Equity and Comprehensive Income
(In thousands)

			Accumulated
		Additional	other		Total	Non-
	Common	paid-in	comprehensive	Retained	stockholder's	controlling	Total
	stock	capital	income (loss)	earnings	equity	interests	equity
Balances as of December 31, 2007	$13,800	$2,934,881	$(91,235)	$2,440,407	$5,297,853	$131,210	$5,429,063
Comprehensive income:
Net income (loss)				(981,863)	(981,863)	5,825	(976,038)
Net unrealized losses
on securities not other-than
-temporarily impaired, net
of tax of $(1,045,509)			(1,987,509)		(1,987,509)	(10,624)	(1,998,133)
Reclassification adjustment
for losses included
in net income, net of tax
of $242,964			451,219		451,219		451,219
Total comprehensive loss			(1,536,290)	(981,863)	(2,518,153)	(4,799)	(2,522,952)
Capital contribution		34,104			34,104		34,104
Dividends to stockholder				(313,101)	(313,101)		(313,101)
Balances as of December 31, 2008	$13,800	$2,968,985	$(1,627,525)	$1,145,443	$2,500,703	$126,411	$2,627,114

Comprehensive income:
Net income (loss)				428,172	428,172	(12,415)	415,757
Net unrealized gains (losses)
on securities not other-than
-temporarily impaired, net
of tax of $382,885			1,621,868		1,621,868	(38,616)	1,583,252
Net unrealized losses on
other-than-temporarily impaired
securities, net of tax of $(127,733)			(237,217)		(237,217)		(237,217)
Reclassification adjustment
for losses included
in net income, net of tax
of $240,213			446,108		446,108		446,108
Total comprehensive income (loss)			1,830,759	428,172	2,258,931	(51,031)	2,207,900
Cumulative effect of change in
accounting, net of DAC			(126,890)	126,890	-		-
Capital contribution		592,410			592,410		592,410
Dividends to stockholder				(250,000)	(250,000)		(250,000)
Balances as of December 31, 2009	$13,800	$3,561,395	$76,344	$1,450,505	$5,102,044	$75,380	$5,177,424

Comprehensive income:
Net income				498,428	498,428	7,288	505,716
Net unrealized gains (losses)
on securities not other-than
-temporarily impaired, net
of tax of $422,473			784,594		784,594	(30,336)	754,258
Net unrealized losses on
other-than-temporarily impaired
securities, net of tax of $(54,663)			(101,517)		(101,517)		(101,517)
Reclassification adjustment
for losses included
in net income, net of tax
of $15,223			28,270		28,270		28,270
Total comprehensive income (loss)			711,347	498,428	1,209,775	(23,048)	1,186,727
Cumulative effect of change in
accounting, net of DAC			49,315	(40,242)	9,073		9,073
Capital contribution		150,105			150,105		150,105
Dividends to stockholder				(275,000)	(275,000)		(275,000)
Balances as of December 31, 2010	$13,800	$3,711,500	$837,006	$1,633,691	$6,195,997	$52,332	$6,248,329

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Financial Statements

Consolidated Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Net income (loss)	$505,716	$415,757	$(976,038)
Adjustments to reconcile income (loss)
to net cash provided by operating activities:
Net realized losses on investments	55,495	607,878	1,203,234
Risk management activity	1,069,971	912,080	466,638
Interest credited on deposit liabilities	1,404,217	1,461,137	1,406,066
Interest expense on trust instruments supported
by funding agreements	59,803	82,131	196,175
Interest expense on Federal Home Loan Bank funding
agreements	22,678	28,906	57,928
Mortality, expense and surrender charges	(354,070)	(327,521)	(321,484)
Amortization of discount and premium on investments	(3,243)	(1,235)	28,168
Deferred income tax expense (benefit)	355,790	409,848	(113,368)
Change in:
Accrued investment income	(103,629)	46,654	(41,579)
Deferred sales inducements and acquisition costs	(1,336,646)	(1,350,132)	(90,287)
Trading portfolio activity, net	90,570	268,154	101,064
Income taxes receivable from Parent	318,624	(200,147)	(161,872)
Other assets and liabilities, net	222,438	213,440	212,972
Net cash provided by operating activities	2,307,714	2,566,950	1,967,617

Cash flows from investing activities:
Sales of fixed maturities and equities available for sale	8,689,802	9,001,912	2,248,000
Principal repayments, maturities, calls and redemptions:
Fixed maturities available for sale	1,934,006	2,166,500	2,964,781
Commercial mortgage loans	1,375,297	742,080	407,640
Purchases of:
Fixed maturities and equities available for sale	(13,190,087)	(10,029,527)	(7,622,992)
Commercial mortgage loans	(1,045,450)	(351,711)	(1,310,760)
Other investing activities	(716,905)	(1,534,559)	473,947
Net cash used in investing activities	(2,953,337)	(5,305)	(2,839,384)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	17,868,878	14,123,189	12,846,221
Withdrawals	(7,182,166)	(9,543,370)	(9,029,910)
Net transfers to separate accounts	(10,767,308)	(6,984,733)	(2,442,002)
Proceeds from repurchase agreements	552,458	-	-
Proceeds from borrowings	15,000	-	550,000
Payments on borrowings	(65,711)	(150,000)	(634,047)
Proceeds and payments on short-term borrowings from Parent	-	-	(32,000)
Payment of cash dividends to Parent	(275,000)	(250,000)	(313,101)
Capital contribution from Parent	130,000	571,000	-
Net cash provided by (used in) financing activities	276,151	(2,233,914)	945,161

Net (decrease) increase in cash and short-term investments	(369,472)	327,731	73,394

Cash and short-term investments, beginning of year	1,043,725	715,994	642,600
Total cash and short-term investments, end of year	$674,253	$1,043,725	$715,994

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

1.   Nature of Operations

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England.  Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•	Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Squire Reassurance Company LLC (“Squire Re”) and Jackson National Life (Bermuda) LTD;
•
Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

•	Wholly owned insurance agency: JNL Southeast Agency, LLC;
•	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;
•	Other partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson has a controlling interest or is deemed the primary beneficiary.

2.	Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  All significant intercompany accounts and transactions have been eliminated upon consolidation.  Certain prior year amounts have been reclassified to conform with the current year presentation with no impact on stockholder’s equity or net income.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes.  Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to establishment of loan loss reserves, liabilities for lawsuits and the liability for state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; and, 8) the value of guarantee obligations.  These estimates and assumptions are based on management’s best estimates and judgments.  Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate.  As facts and circumstances dictate, these estimates and assumptions may be adjusted.  Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.  Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

2.   Summary of Significant Accounting Policies (continued)
Changes in Accounting Principles – Adopted in Current Year
On January 1, 2010, the Company adopted Accounting Standards Update No. 2009-16, “Accounting for Transfers of Financial Assets” (“ASU 2009-16”).  This accounting guidance amends the current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity (“QSPE”) concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures.

On January 1, 2010, the Company adopted ASU 2010-10, “Amendment for Certain Investment Funds,” which provides accounting guidance for determining which enterprise, if any, has a controlling financial interest in a variable interest entity (“VIE”) and requires additional disclosures regarding a company’s involvement in VIEs.  The adoption of ASU 2010-10 and ASU 2009-16 occurred simultaneously, requiring the consolidation of entities formerly considered to be QSPEs and decreasing retained earnings by $40.2 million.  Additional details on the application of this change in accounting principles are included in Note 4.

Changes in Accounting Principles – Adopted in Prior Years
On January 1, 2009, the Company adopted Accounting Standards Codification (“ASC”) 320-10-65, “Debt and Equity Securities – Transition and Open Effective Date Information” (previously FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments”).  ASC 320-10-65 requires entities to separate an other-than-temporary impairment of a debt security into two components when there are credit related losses associated with the impaired debt security for which management believes it does not have the intent to sell the security and is not more likely than not to be required to sell the security before recovery of its amortized cost basis.  The difference between the fair value and the amortized cost of the security is presented as an other-than-temporary impairment charge within earnings, with an offset for any non-credit related loss component of the charge to be recognized in other comprehensive income.  ASC 320-10-65 required companies to record, as of the period of adoption, a cumulative effect adjustment to reclassify the non-credit portion of a previously recognized other-than-temporary impairment from retained earnings to other comprehensive income, if, as of the date of adoption, the company did not intend to sell the security before anticipated recovery of its amortized cost basis.  Upon adoption, the Company transferred $186.6 million ($126.9 million net of deferred acquisition costs and sales inducements) of non-credit related impairments from retained earnings to other comprehensive income.

Changes in Accounting Principles – Not Yet Fully Adopted
In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements,” which requires additional disclosures related to transfers between Levels 1 and 2 and for fair value measurement activity in Level 3.  Additional information to be provided will include purchases, sales, issuances, and settlements on a gross basis.  This ASU also clarifies certain other existing disclosure requirements including the level of disaggregation and disclosures around inputs and valuation techniques.  The accounting guidance for new disclosures and clarification of existing disclosures is effective for periods beginning after December 15, 2009.  The additional disclosures related to activity in Level 3 are effective for fiscal years beginning after December 15, 2010. As required, the additional disclosures effective for periods beginning after December 15, 2009, are included herein.  The remaining required disclosures, effective for fiscal years beginning after December 15, 2010, will be included in the Company’s consolidated financial statements for the year ending December 31, 2011.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments.” This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for the benefit of a related policyholder, as defined in the Variable Interest Entities Subsections of Subtopic 810-10 and those Subsections require the consideration of related parties.  This accounting guidance will be effective on January 1, 2011, and is not expected to impact the Company’s consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

2.   Summary of Significant Accounting Policies (continued)

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” ASU 2010-26 clarifies which costs related to the acquisition or renewal of insurance contracts can be deferred by insurance entities.  The guidance also specifies that only costs directly related to the successful acquisition of new or renewal contracts can be capitalized.  All other acquisition related costs should be expensed as incurred.  This accounting guidance will be effective on January 1, 2012 and can be applied either prospectively or retrospectively.  Jackson has not yet determined the impact this guidance will have on the Company’s consolidated financial statements upon adoption.

In July 2010, the FASB issued ASU No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which requires significant new disclosures about the allowance for credit losses and the credit quality of financing receivables.  The FASB has elected to defer the disclosures related to troubled debt restructurings included within this ASU.  Those disclosures are expected to be effective for 2011 reporting.  The remaining disclosures under ASU No. 2010-20 were not deferred and have been included within Note 4.

Comprehensive Income (Loss)
Comprehensive income (loss) includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income (loss) and net unrealized gains or losses on available for sale securities.

Investments
Cash and short-term investments, which primarily include high quality, non-asset-backed commercial paper, money market instruments and deposits in the Federal Home Loan Bank of Indianapolis (“FHLBI”), are carried at cost or amortized cost.  These investments have original maturities of three months or less and are considered cash equivalents for reporting cash flows.

Fixed maturities consist primarily of bonds, notes, redeemable preferred stocks and asset-backed securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method.  Discounts and premiums on asset-backed securities are amortized over the estimated redemption period.  Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events.  For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis.  The carrying value of such securities was $878.5 million and $953.4 million as of December 31, 2010 and 2009, respectively.

Fixed maturities are generally classified as available for sale and are carried at fair value.  Effective January 1, 2009, for declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments.  If management believes the Company does not intend to sell the security and is not more likely than not to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income.  In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further detailed in Note 4.  For periods prior to January 1, 2009, Jackson recognized an other-than-temporary impairment when the Company did not expect full recovery of amortized cost or did not have the intent and ability to hold a security to recovery and impairment losses were recognized in net realized losses on investments for the full difference between fair value and amortized cost.

During 2009, the Company transferred the remainder of its equity holdings from available for sale to a trading portfolio and recognized a loss of $87.5 million.  At December 31, 2010 and 2009, all equity holdings were classified as trading.  Previously, trading securities primarily consisted of private equity securities and investments in mutual funds that support liabilities of the Company’s non-qualified voluntary deferred compensation plans.  Trading securities are carried at fair value with changes in value included in net investment income.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

2.   Summary of Significant Accounting Policies (continued)

Commercial mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses.

On a periodic basis, Jackson assesses each commercial mortgage loan in the portfolio for the need of an allowance for loan losses.  This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions.  As deemed appropriate, Jackson recognizes an allowance for loan losses through a charge to investment income.  This allowance may be reduced when the exposure on a particular loan is deemed to have been reduced or eliminated, either through the termination of the mortgage loan, recognition of an impairment charge, or a reversal of the conditions that led to the allowance.  Separately, Jackson also reviews individual loans in the portfolio for impairment based on an assessment of the factors identified above.  Impairment charges recognized are recorded initially against the established loan loss allowance and, if necessary, any additional amounts are recorded as realized losses. As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status.  In this case, all cash received is applied against the carrying value of the loan.

Policy loans are carried at the unpaid principal balances.

Other invested assets primarily include investments in limited partnerships and real estate.  Carrying values for limited partnership investments are determined by using the proportion of Jackson’s investment in each fund (NAV equivalent) as a practical expedient for fair value.  Real estate is carried at the lower of depreciated cost or fair value.

Pursuant to the guidance provided for in ASC 810, the Company concluded that it holds interests in VIEs that represent primary beneficial interests.  These consolidated VIEs include entities structured to hold and manage investments.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The changes in unrealized gains and losses on certain investments which are classified as available for sale, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements, and, beginning in 2009, the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity.  The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net income (loss) along with the related adjustment for deferred acquisition costs and deferred sales inducements.

Derivative Instruments, Embedded Derivatives and Risk Management Activity
The Company enters into financial derivative transactions, including, but not limited to, swaps, spread cap options, put-swaptions, futures and options to reduce and manage business risks.  These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred.  The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements.  The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.  During 2008, nonperformance by one derivative counterparty resulted in a loss on the related transactions.  The related charge of $17.2 million was reported in net investment income.  There were no such losses in 2010 or 2009.

The Company generally uses freestanding derivative instruments for hedging purposes.  Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and guarantees offered in connection with variable annuities issued by the Company, contain embedded derivative instruments.  Further details regarding Jackson’s derivative positions are included in Note 5.  The Company generally does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.  Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

2.   Summary of Significant Accounting Policies (continued)

value.  The results from derivative financial instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in risk management activity.

Deferred Acquisition Costs
Certain costs of acquiring new business, principally commissions and certain costs associated with policy issuance and underwriting, which vary with and are primarily related to the production of new business, are capitalized as deferred acquisition costs.  Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products.  Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.  A review of assumptions used for estimating future gross profits underlying the amortization of deferred acquisition costs is conducted on an annual basis.  Based on results of the annual review, the deferred acquisition cost balance is adjusted, with an offsetting credit or charge to amortization expense.

As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in fair value of equity and fixed maturities available for sale, net of applicable tax, is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred acquisition costs have been decreased by $598.5 million and increased by $131.9 million at December 31, 2010 and 2009, respectively, to reflect this adjustment.  Effective January 1, 2009, in connection with the adoption of amended accounting guidance, Jackson reclassified $53.0 million of deferred acquisition costs amortization from retained earnings to accumulated other comprehensive income.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the level of expectations of short-term future investment returns. Under the methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight year period is 8.4%, after investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. Projected returns after the next five years are set at 8.4%. At December 31, 2010 and 2009,  future projected returns were capped at the 15% level.

Deferred Sales Inducements
Bonus interest on deferred fixed annuities and contract enhancements on index linked annuities and variable annuities are capitalized as deferred sales inducements.  Deferred sales inducements are increased by interest thereon and amortized in proportion to estimated gross profits.  Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.  A review of assumptions used for estimating future gross profits underlying the amortization of deferred sales inducements is conducted on an annual basis.  Based on results of the annual review, the deferred sales inducement balance is adjusted, with an offsetting credit or charge to amortization expense.  As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in fair value of equity and fixed maturities available for sale, net of applicable tax, is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred sales inducements have been decreased by $82.2 million and increased by $11.9 million at December 31, 2010 and 2009, respectively, to reflect this adjustment.  Effective January 1, 2009, in connection with the adoption of amended accounting guidance, Jackson reclassified $6.7 million of deferred sales inducements amortization from retained earnings to accumulated other comprehensive income.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

2.   Summary of Significant Accounting Policies (continued)

Federal Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.  The Company is generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2007.

Jackson files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York. Jackson National Life (Bermuda) LTD is taxed as a controlled foreign corporation of Jackson.  All other subsidiaries are limited liability companies with all of their interests owned by Jackson.  Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson.  Income tax expense is calculated on a separate company basis.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes.  Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of policy acquisition costs and sales inducements and the provisions for future policy benefits and expenses.  Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.  In accordance with GAAP, Jackson is required to test the value of deferred tax assets for realizability.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.  In determining the need for a valuation allowance, the Company considers the carryback capacity of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance.  In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than 50 percent chance of success with the relevant taxing authority with regard to that tax position.  Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense. At December 31, 2010 and 2009, the Company had no unrecognized tax benefits.

Policy Reserves and Liabilities
Reserves for future policy benefits and claims payable:
For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses plus provisions for adverse deviations.  Mortality assumptions range from 25% to 160% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration.  Interest rate assumptions range from 4.0% to 6.0%.  Lapse and expense assumptions are based on Company experience.  See Note 6 for description of general account reserves related to variable annuity guarantees.

Deposits on investment contracts:
For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value.  For deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value.  The liability for index linked annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

2.   Summary of Significant Accounting Policies (continued)

Trust Instruments Supported by Funding Agreements
Jackson and Jackson National Life Funding, LLC have established a European Medium Note program, with up to $7 billion in aggregate principal amount outstanding at any one time.  Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  Carrying values totaled $1.0 billion and $1.0 billion at December 31, 2010 and 2009, respectively.

Jackson and Jackson National Life Global Funding have established a $10.8 billion aggregate Global Medium Term Note program.  Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  The carrying values at December 31, 2010 and 2009 totaled $1.2 billion and $1.3 billion, respectively.

Those medium term note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date.  Foreign currency transaction gains and losses are included in risk management activity.

Federal Home Loan Bank Advances
Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in its mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Membership requires the Company to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.  At December 31, 2010 and 2009, the Company held $112.1 million and $117.6 million, respectively, of FHLBI capital stock, supporting $1.8 billion and $1.8 billion, respectively, in funding agreements, short-term and long-term borrowing capacity.

Separate Account Assets and Liabilities
The assets and liabilities associated with individual variable life and annuity contracts, which aggregated $48.9 billion and $33.3 billion at December 31, 2010 and 2009, respectively, are segregated in separate accounts.  The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks.  Such fees are recorded as earned and included in fee income in the consolidated income statements.

The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan.  These deposits are allocated to the Jackson National Separate Account - II and aggregated $176.6 million and $142.2 million at December 31, 2010 and 2009, respectively.  The Company receives administrative fees for managing the funds.  These fees are recorded as earned and included in fee income in the consolidated income statements.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due.  Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts.  This association is accomplished through provisions for future policy benefits and the deferral and amortization of acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue.  Revenues consist primarily of investment income and charges assessed against the policyholder’s account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses.  Fee income also includes revenues related to asset management fees and 12b-1 service fees.  Surrender benefits are treated as repayments of the policyholder account.  Annuity benefit payments are treated as reductions to the policyholder account.  Death benefits in excess of the

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

2.   Summary of Significant Accounting Policies (continued)

policyholder account are recognized as an expense when incurred.  Expenses consist primarily of the interest credited to policyholder deposits.  Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business.  This is accomplished through deferral and amortization of acquisition costs and sales inducements.  Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain.  Receipts of interest on such securities are generally used to reduce the cost basis of the securities.

Jackson has terminated, at the customers’ requests, a number of Medium Term Note contracts at a discounted rate.  The income on these early terminations, totaling $2.5 million, $16.8 million and $48.8 million in 2010, 2009 and 2008, respectively, was included in other income.

Subsequent Events
The Company has evaluated events through March 7, 2011, which is the date the financial statements were available to be issued.

3.   Fair Value Measurements

The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands).  The basis for determining the fair value of each instrument is also described below.

	December 31, 2010		December 31, 2009
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Cash and short-term investments	$674,253	$674,253	$1,043,725	$1,043,725
Fixed maturities	40,801,885	40,801,885	36,368,034	36,368,034
Trading securities	467,101	467,101	557,671	557,671
Commercial mortgage loans	5,700,365	5,953,073	5,983,571	5,939,175
Policy loans	855,842	684,503	852,941	680,569
Limited partnerships	865,761	865,761	704,688	704,688
Other loans	19,410	19,313	24,410	22,358
Derivative instruments	1,010,377	1,010,377	837,728	837,728
GMIB reinsurance recoverable	127,534	127,534	141,459	141,459
Separate account assets	48,854,037	48,854,037	33,329,412	33,329,412

Liabilities
Annuity reserves (1)	$33,829,330	$25,847,154	$32,475,348	$24,927,600
Reserves for guaranteed investment contracts	700,090	735,869	920,101	968,519
Trust instruments supported by funding agreements	2,209,268	2,266,664	2,331,458	2,371,266
Federal Home Loan Bank funding agreements	1,750,989	1,637,555	1,750,965	1,572,456
Borrowings	338,805	358,407	288,680	294,466
Derivative instruments	1,250,807	1,250,807	745,214	745,214
Separate account liabilities	48,854,037	48,854,037	33,329,412	33,329,412

(1) - Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

3.   Fair Value Measurements (continued)

Fair value measurements are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  Jackson utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity and derivative securities.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most debt securities and preferred stocks that are model priced using observable inputs are classified within Level 2.  Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivative instruments that are valued using unobservable inputs are included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there is generally no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine fair values of the financial instruments listed in the above table.

Fixed Maturity and Equity Securities
The fair values for fixed maturity and equity securities are determined by management using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available.  Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

3.   Fair Value Measurements (continued)

Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and brokers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.  Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral.  Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument to determine fair value.  For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices.  These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, are considered to be Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value.  This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.  Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes.  In addition, the Company considers whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices.  As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2010 and 2009, an internally developed model was used to determine the fair value.  The pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the  market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker quotes, are classified into Level 2 due to their use of market observable inputs.

Commercial Mortgage Loans
Fair values are determined by discounting the future cash flows at current market interest rates.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

3.   Fair Value Measurements (continued)

Policy Loans
Fair values are determined using projected future cash flows, based on assumptions as to expected mortality and lapse rates, and discounted at current market interest rates.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in risk management activity.  Freestanding derivatives priced using valuation models incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges.

Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put swaptions and equity index call and put options. These derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Other Invested Assets
Other invested assets include investments in limited partnerships and real estate.  Fair value for limited partnerships is determined by using the proportion of Jackson’s investment in each fund (NAV equivalent) as a practical expedient for fair value.  No adjustments to these amounts were deemed necessary at December 31, 2010.

Fair Values of Separate Account Assets and Liabilities
Separate account assets are invested in mutual funds, which are categorized as Level 1 assets.  The value of separate account liabilities are set equal to the value of separate account assets under GAAP.

Annuity Reserves
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities.  Fair values for deferred annuities, including equity indexed annuities, are determined using projected future cash flows discounted at the rate that would be required to transfer the liability to a willing third party.

Reserves for Guaranteed Investment Contracts
Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Trust Instruments Supported by Funding Agreements
Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Federal Home Loan Bank Funding Agreements
Fair values of the FHLBI funding agreements are based on present value of future cash flows discounted at current market interest rates.

Borrowings
Carrying value of the short-term borrowings is considered a reasonable estimate for fair value due to their short-term maturity.  Fair values of other borrowings are based on future cash flows discounted at current market interest rates.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

3.    Fair Value Measurements (continued)

Fair Values of Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsured portion of the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value.  Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent GMWBs and GMABs are recorded at fair value with changes in fair value recorded in risk management activity. The fair value of the reserve is based on the expectations of future benefit payments and future fees associated with the benefits.  At the inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a freestanding derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in risk management activity.  Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.  Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior.   Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates.  The more significant actuarial assumptions include the benefit utilization by policyholders under varying conditions, persistency, mortality assumptions and withdrawal rates.  Because of the dynamic and complex nature of these cash flows, best estimate assumptions, plus risk margins, and a stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates are used.

At each valuation date, the Company assumes expected returns based on LIBOR swap rates as of that date to determine the value of expected future cash flows produced in the stochastic process.  Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, at which point the projected volatility is held constant.  Additionally, non-performance risk is incorporated into the calculation through the use of discount interest rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk.  Other risk margins, particularly for policyholder behavior, are also incorporated into the model through the use of best estimate assumptions, plus a risk margin. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment.  Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the liability, which is currently unknown, will likely be significantly different than

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

3.   Fair Value Measurements (continued)

this fair value as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus margins for risk.

Financial Instruments Measured at Fair Value on a Recurring Basis
The following table summarizes the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

December 31, 2010	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
Government securities	$3,848,246	$3,817,832	$30,414	$-
Public utilities	2,708,660	-	2,707,928	732
Corporate securities	24,816,251	-	24,784,177	32,074
Residential mortgage-backed	4,348,262	-	4,348,262	-
Commercial mortgage-backed	3,764,136	-	3,764,136	-
Other asset-backed securities	1,316,330	11,193	1,230,324	74,813
Trading securities	467,101	255,166	-	211,935
Limited partnerships	865,761	-	-	865,761
Derivative instruments	1,010,377	-	1,010,377	-
GMIB reinsurance recoverable	127,534	-	-	127,534
Separate account assets (1)	48,854,037	48,854,037	-	-
Total	$92,126,695	$52,938,228	$37,875,618	$1,312,849

Liabilities
Embedded derivative liabilities (2)	$1,249,972	$-	$936,438	$313,534
Derivative instruments	1,250,807	117,449	1,127,527	5,831
Long-term borrowings	26,207	-	26,207	-
Total	$2,526,986	$117,449	$2,090,172	$319,365

December 31, 2009	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
Government securities	$612,144	$610,511	$1,633	$-
Public utilities	2,407,817	-	2,394,479	13,338
Corporate securities	23,245,553	-	22,773,087	472,466
Residential mortgage-backed	5,309,091	-	5,306,122	2,969
Commercial mortgage-backed	3,405,883	-	3,327,984	77,899
Other asset-backed securities	1,387,546	-	484,590	902,956
Trading securities	557,671	276,323	35,303	246,045
Limited partnerships	704,689	-	-	704,689
Derivative instruments	837,728	-	555,739	281,989
GMIB reinsurance recoverable	141,459	-	-	141,459
Separate account assets (1)	33,329,412	33,329,412	-	-
Total	$71,938,993	$34,216,246	$34,878,937	$2,843,810

Liabilities
Embedded derivative liabilities (2)	$1,121,510	$-	$684,077	$437,433
Derivative instruments	745,214	21,393	696,591	27,230
Total	$1,866,724	$21,393	$1,380,668	$464,663

(1) Pursuant to ASC 944-80, the value of the separate account liabilities is set equal to the value of the separate account assets.
(2) Includes the embedded derivative liabilities related to GMWB benefits and equity indexed annuities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

3.   Fair Value Measurements (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The tables below provide rollforwards for 2010 and 2009 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 below may vary significantly from the total income effect of the hedged instruments. Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
	Fair Value			Purchases,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2010	Income	Income	Settlements	Level 3	2010
Assets
Fixed maturities
Public utilities	$13,338	$(1,809)	$1,870	$(8,165)	$(4,502)	$732
Corporate securities	472,466	803	4,611	(158,439)	(287,367)	32,074
Residential mortgage-backed	2,969	(4,583)	7,038	(5,424)	-	-
Commercial mortgage-backed	77,899	(1,579)	16,203	(43,852)	(48,671)	-
Other asset-backed securities	902,956	(2,444)	13,683	(386,693)	(452,689)	74,813
Equities and trading securities	246,045	64,689	-	(98,799)	-	211,935
Limited partnerships	704,689	67,466	-	93,606	-	865,761
Derivative instruments	281,989	(26,551)	-	(99,003)	(156,435)	-
GMIB reinsurance recoverable	141,459	(13,925)	-	-	-	127,534

Liabilities
Embedded derivative liabilities	(437,433)	123,899	-	-	-	(313,534)
Derivative instruments	(27,230)	21,399	-	-	-	(5,831)

	Fair Value	Total Realized/Unrealized Gains (Losses) Included in		Purchases,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2009	Income	Income	Settlements	Level 3	2009
Assets
Fixed maturities
Public utilities	$14,920	$113	$2,211	$(5,019)	$1,113	$13,338
Corporate securities	478,790	7,346	133,792	(327,586)	180,124	472,466
Residential mortgage-backed	3,005,646	13,718	(4,261)	(47,621)	(2,964,513)	2,969
Commercial mortgage-backed	128,732	373	(21,719)	(15,987)	(13,500)	77,899
Other asset-backed securities	1,679,707	19,103	(256,411)	(158,496)	(380,947)	902,956
Equities and trading securities	335,470	(78,808)	-	26,983	(37,600)	246,045
Limited partnerships	740,961	(90,219)	-	53,947	-	704,689
Derivative instruments	71,059	309,180	-	(165,773)	67,523	281,989
GMIB reinsurance recoverable	249,468	(108,009)	-	-	-	141,459

Liabilities
Embedded derivative liabilities	(1,123,947)	686,514	-	-	-	(437,433)
Derivative instruments	(102,586)	75,356	-	-	-	(27,230)

During 2008, the Company determined that, due to inactivity in certain markets, reliable market prices were no longer available on certain securities.  As a result, these securities were valued using internal estimates at December 31, 2008.  These securities were reflected as transfers into Level 3 during 2008.  At December 31, 2008, the related securities had an amortized cost and fair value of $5,469.4 million and $4,783.3 million, respectively, and were primarily asset-backed securities.  During 2009, the Company determined that sufficient activity had returned to certain markets and, as a result, reliable market prices were available at December 31, 2009 for the majority of these securities.  This change was reflected as a transfer out of Level 3 during 2009.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

3.   Fair Value Measurements (continued)

Upon adoption of ASC 820-10, certain broker priced assets were classified as Level 3 holdings as a result of illiquidity in the market and the resultant lack of observability into the assumptions used to produce those fair values.  During 2010, as a result of changes in the level of observability of these inputs, Jackson determined that these assets would be more appropriately categorized in Level 2.  As a result, Jackson transferred securities with an amortized cost and fair value of $1,059.5 million and $775.3 million, respectively, and derivative assets with a fair value of $156.4 million from Level 3 to Level 2 during 2010.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2010 and 2009, was as follows (in thousands):

	December 31, 2010	December 31, 2009
Assets
Fixed maturities
Public utilities	$-	$2,211
Corporate securities	2,635	86,801
Residential mortgage-backed	-	(3,622)
Commercial mortgage-backed	-	(22,045)
Other asset-backed securities	2,891	(256,877)
Trading securities	28,905	(79,483)
Limited partnerships	68,169	(90,210)
Derivative instruments	-	146,235
GMIB reinsurance recoverable	(13,925)	(108,009)

Liabilities
Embedded derivative liabilities	$123,899	$686,514
Derivative instruments	21,399	75,356

4.	Investments

Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds, asset-backed securities and commercial mortgage loans.  Asset-backed securities include mortgage-backed and other structured securities.  The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest.  The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

Fixed Maturities
The following table sets forth fixed maturity investments at December 31, 2010, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor.   At December 31, 2010, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $148.4 million.  For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Investment Rating	December 31, 2010
AAA	25.5%
AA	6.1%
A	27.1%
BBB	35.4%
Investment grade	94.1%
BB	2.9%
B and below	3.0%
Below investment grade	5.9%
Total fixed maturities	100.0%

At December 31, 2010, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 70% were investment grade, 19% were below investment grade and 11% were not rated.  Unrealized losses on fixed maturities that were below investment grade or not rated represented approximately 49% of the aggregate gross unrealized losses on available for sale fixed maturities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2010, the industries accounting for the larger percentage of unrealized losses included banking/finance (7.26% of fixed maturities gross unrealized losses) and energy (2.78%).  The largest unrealized loss related to a single corporate obligor was $16.0 million at December 31, 2010.

The amortized cost, gross unrealized gains and losses, fair value and non-credit OTTI of available for sale fixed maturities, including $345.0 million in securities carried at fair value with changes in value recorded through the income statement, were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2010	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
Government securities	$3,789,201	$62,052	$3,007	$3,848,246	$-
Public utilities	2,514,868	205,830	12,038	2,708,660	-
Corporate securities	23,362,634	1,597,001	143,384	24,816,251	(12,184)
Residential mortgage-backed	4,542,139	138,232	332,109	4,348,262	158,502
Commercial mortgage-backed	3,549,421	277,898	63,183	3,764,136	8,192
Other asset-backed securities	1,464,057	18,831	166,558	1,316,330	17,757
Total fixed maturities	$39,222,320	$2,299,844	$720,279	$40,801,885	$172,267

(1) Carrying value for securities carried at fair value with changes in value recorded through the income statement.
(2) Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2009	Cost	Gains	Losses	Value	OTTI (1)
Fixed Maturities
Government securities	$628,834	$590	$17,280	$612,144	$-
Public utilities	2,290,931	132,898	16,012	2,407,817	-
Corporate securities	22,510,422	1,099,607	364,476	23,245,553	4,323
Residential mortgage-backed	6,033,004	86,564	810,477	5,309,091	(325,815)
Commercial mortgage-backed	3,576,800	157,067	327,984	3,405,883	252
Other asset-backed securities	1,751,806	14,858	379,118	1,387,546	(96,032)
Total fixed maturities	$36,791,797	$1,491,584	$1,915,347	$36,368,034	$(417,272)

(1) Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2010, by contractual maturity, are shown below (in thousands).  Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized (1)	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Due in 1 year or less	$928,124	$19,963	$272	$947,815
Due after 1 year through 5 years	7,291,484	486,124	9,239	7,768,369
Due after 5 years through 10 years	16,746,163	1,037,411	72,203	17,711,371
Due after 10 years through 20 years	2,692,371	161,072	29,023	2,824,420
Due after 20 years	2,008,561	160,313	47,692	2,121,182
Residential mortgage-backed	4,542,139	138,232	332,109	4,348,262
Commercial mortgage-backed	3,549,421	277,898	63,183	3,764,136
Other asset-backed securities	1,464,057	18,831	166,558	1,316,330
Total	$39,222,320	$2,299,844	$720,279	$40,801,885

(1) Carrying value for securities carried at fair value with changes in value recorded through the income statement.

U.S. Treasury securities with a carrying value of $4.2 million and $4.1 million at December 31, 2010 and 2009, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

At December 31, 2010, the amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $2.9 million and $8.8 million, respectively.  The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2010 were $2.9 million and $8.8 million, respectively, and for the 12 months preceding December 31, 2009 were $4.1 million and $4.3 million, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

Residential mortgage-backed securities (“RMBS”) include certain RMBS which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency mortgage-backed securities”).  The Company’s non-agency mortgage-backed securities include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2010	Cost (1)	Gains	Losses	Value

Prime	$1,073,242	$12,511	$134,826	$950,927
Alt-A	736,193	2,786	95,028	643,951
Subprime	475,652	1,076	99,128	377,600
Total non-agency RMBS	$2,285,087	$16,373	$328,982	$1,972,478

(1) Carrying value for securities carried at fair value with changes in value recorded through the income statement.
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2009	Cost	Gains	Losses	Value

Prime	$1,510,862	$6,144	$386,254	$1,130,752
Alt-A	965,171	1,488	254,448	712,211
Subprime	475,023	109	163,418	311,714
Total non-agency RMBS	$2,951,056	$7,741	$804,120	$2,154,677

The Company defines its exposure to non-agency residential mortgage loans as follows.  Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.  Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.  Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.  28% of the Company’s investments in Alt-A related mortgage-backed securities are rated investment grade by at least one NRSRO.  37% of the Company’s investments in subprime related mortgage-backed securities are rated triple-A by at least one NRSRO.  In 2010, the Company recorded other-than-temporary impairment charges of $23.0 million, $50.5 million, and $11.4 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2009, the Company recorded other-than-temporary impairment charges of $351.1 million, $241.0 million, and $19.0 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2008, the Company recorded other-than-temporary impairment charges of $47.0 million, $255.0 million, and $7.3 million on securities backed by prime, Alt-A and subprime loans, respectively.

Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”).  At December 31, 2010, the amortized cost and fair value of the Company’s investment in CMBS was $3.6 billion and $3.8 billion, respectively, of which 99% were rated investment grade by at least one NRSRO.  In 2010, the Company recorded other-than-temporary impairment charges of $11.1 million on CMBS.  No other-than-temporary impairment charges were recorded on CMBS during 2009 or 2008.

Corporate securities include direct investments in below investment grade syndicated bank loans.  Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers.  As such, investors in these securities that become impaired have historically experienced less severe losses compared to corporate bonds.  At December 31, 2010, the amortized cost and fair value of the Company’s direct investments in bank loans were $115.1 million and $118.5 million, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

The following table summarizes the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturity investments have been in a continuous loss position (in thousands):

	December 31, 2010			December 31, 2009

	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
Government securities	$3,007	$480,177	3	$17,280	$605,607	3
Public utilities	10,655	264,765	19	7,704	286,119	25
Corporate securities	81,721	2,936,548	176	56,900	2,306,980	238
Residential mortgage-backed	4,255	112,509	23	220,138	1,724,086	158
Commerical mortgage-backed	4,152	203,927	18	25,716	320,072	45
Other asset-backed securities	2,923	146,656	17	122,857	573,973	49
Total temporarily impaired
securities	$106,713	$4,144,582	256	$450,595	$5,816,837	518

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
Government securities	$-	$-	-	$-	$-	-
Public utilities	1,383	6,941	2	8,308	60,565	11
Corporate securities	61,663	491,829	61	307,576	2,894,472	314
Residential mortgage-backed	327,854	1,590,392	173	590,339	1,365,474	190
Commerical mortgage-backed	59,031	145,344	31	302,268	1,552,264	135
Other asset-backed securities	163,635	442,578	81	256,261	466,000	95
Total temporarily impaired
securities	$613,566	$2,677,084	348	$1,464,752	$6,338,775	745

	Total			Total
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
Government securities	$3,007	$480,177	3	$17,280	$605,607	3
Public utilities	12,038	271,706	21	16,012	346,684	36
Corporate securities	143,384	3,428,377	237	364,476	5,201,452	552
Residential mortgage-backed	332,109	1,702,901	196	810,477	3,089,560	348
Commerical mortgage-backed	63,183	349,271	49	327,984	1,872,336	180
Other asset-backed securities	166,558	589,234	98	379,118	1,039,973	144
Total temporarily impaired
securities	$720,279	$6,821,666	604	$1,915,347	$12,155,612	1,263

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale fixed maturities and equities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary.  Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value, and expectations for the amount and timing of a recovery in fair value.

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers.  This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer.  Unrealized losses that are considered to be primarily the result of market conditions (e.g., minor increases in interest rates, temporary market illiquidity or volatility, or industry-related events) are usually determined to be temporary, and where the Company also believes there exists a reasonable expectation for recovery in the near term.  To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments.  These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics.  These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.  Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

Prior to January 1, 2009, Jackson generally recognized an other-than-temporary impairment on debt securities in an unrealized loss position when Jackson did not expect full recovery of amortized cost or did not have the intent and ability to hold such securities until they had fully recovered their amortized cost.  The recognition of other-than-temporary impairments in reporting periods prior to January 1, 2009 captured the entire difference between the amortized cost and fair value with this difference being recorded in net income and a corresponding decrease to the amortized cost of the security.

Effective January 1, 2009, Jackson began recognizing other-than-temporary impairments on debt securities in an unrealized loss position when any one of the following circumstances exists:

•	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;
•	The Company intends to sell a security; or,
•	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure.  The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Effective January 1, 2009, other-than-temporary impairments are calculated as the difference between amortized cost and fair value.   For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income.  The resultant net other-than-temporary impairments recorded in net income reflect the credit loss on the other-than-temporarily impaired securities.  The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities.  The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized investment gains (losses) for the periods indicated (in thousands):

	2010	2009	2008
Available-for-sale securities
Realized gains on sale	$440,843	$464,044	$58,059
Realized losses on sale	(356,080)	(209,720)	(347,601)
Impairments:
Total other-than-temporary impairments	(319,977)	(1,196,893)	(913,692)
Portion of other-than-temporary impairments
included in other comprehensive income	176,719	422,186	-
Net other-than-temporary impairments	(143,258)	(774,707)	(913,692)
Transfer to trading portfolio	-	(87,491)	-
Other	3,000	(4)	-
Net realized losses on investments	$(55,495)	$(607,878)	$(1,203,234)

Included in net realized losses on investments are impairment charges on other invested assets of $5.0 million in 2010 and on equities of $84.6 million in 2008.  There were no such impairment charges in 2009.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2010, 2009 and 2008 was $1,926.7 million, $1,334.7 million and $1,795.5 million, respectively, which was approximately 84%, 86% and 84%  of book value, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	For the years ending December 31,
	2010	2009
Cumulative credit loss beginning balance	$1,062,190	$-
Adoption of new accounting guidance related to other-than-temporary impairments	-	547,558
Additions:
New credit losses	61,354	572,104
Incremental credit losses	76,904	202,603
Reductions:
Securities sold, paid down or disposed of	(502,078)	(260,075)
Cumulative credit loss ending balance	$698,370	$1,062,190

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so.  However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Commercial Mortgage Loans
Commercial mortgage loans of $5.7 billion and $6.0 billion at December 31, 2010 and 2009, respectively, are reported net of an allowance for loan losses of $33.2 million and $14.2 million at each date, respectively.  At December 31, 2010, commercial mortgage loans were collateralized by properties located in 41 states.  Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans.  Jackson periodically reviews these loans for impairment and, during 2010 and 2009, recognized impairment charges of $17.7 million and $13.8 million, respectively.  There were no such impairment charges in 2008.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

The following table provides a summary of the allowance for losses in Jackson's commercial mortgage loan portfolio at December 31, 2010 and 2009 (in thousands):

Allowance for loan losses:	2010	2009
Balance at beginning of year	$14,246	$15,987
Charge-offs	(17,717)	(13,750)
Recoveries	-	-
Net charge-offs	(17,717)	(13,750)
Provision for loan losses	36,661	12,009
Balance at end of year	$33,190	$14,246

The table below illustrates the delinquency status and accrual status of Jackson's commercial mortgage loan holdings as of December 31, 2010 and 2009 (in thousands).  Delinquency status is determined from the date of the first missed contractual payment.

	Accruing
		Less than	60 days to	90 days
		60 days	90 days	or more	Total	Non-
	Current	delinquent	delinquent	delinquent	accruing	accrual	Total
2010	$5,627,862	$57,078	$-	$-	$5,684,940	$15,425	$5,700,365
2009	5,966,747	-	-	16,824	5,983,571	-	5,983,571

During 2010, Jackson reduced interest income by $0.4 million on commercial mortgage loans that had been placed on non-accrual. There were no comparable reductions during 2009.

Under Jackson's policy for monitoring commercial mortgage loans, all impaired commercial mortgage loans continue to carry some level of allowance subsequent to impairment.  The table below illustrates the unpaid balance, net carrying amount, related loan allowance, average recorded investment and interest income recognized on impaired loans during 2010 and 2009 (in thousands):

	2010	2009
Unpaid loan balance	$98,161	$15,210
Net carrying amount	75,613	10,439
Related loan allowance	4,081	21
Average recorded investment	89,235	13,911
Interest income recognized	3,649	1,051

Securitizations
In 2003, Jackson executed the Piedmont CDO Trust (“Piedmont”) securitization transaction.  In this transaction, Jackson contributed $1,159.6 million of asset-backed securities, ultimately to Piedmont, which issued several classes of debt to acquire such securities.  The transaction was recorded as a sale; however, Jackson retained beneficial interests in the contributed asset-backed securities of approximately 80% by acquiring certain securities issued by Piedmont.  Prior to 2010, Piedmont, a qualified special purpose entity, was not consolidated by Jackson.

In 2010, ASC 2009-16 eliminated the qualifying special-purpose entity exemption for consolidation.  Since Jackson was deemed to be the primary beneficiary of Piedmont, consolidation of Piedmont is now required.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

Effective January 1, 2010, as a result of adoption of ASC 2009-16, the Company recorded a decrease in retained earnings of $48.2 million upon consolidation of Piedmont.  As a result of this consolidation and after elimination, at December 31, 2010, Piedmont’s assets of $463.9 million and liabilities to external parties of $26.2 million are included in Jackson’s financial statements.  At the date of adoption, Jackson also elected to carry the assets and liabilities in the Piedmont trust at fair value, with changes in fair value reflected in the consolidated income statement.  The creditors of Piedmont do not have recourse to the general credit of Jackson.

In 2001, Jackson executed the Morgan Stanley Dean Witter Capital I, Series 2001-PPM (“MSDW”) securitization transaction.  Jackson contributed commercial mortgages with a total principal amount of $623.6 million to MSDW and retained beneficial interest.  Prior to 2010, MSDW, a qualified special purpose entity, was not consolidated by Jackson.

Effective January 1, 2010, as a result of adoption of ASC 2009-16, the Company was deemed to be the primary beneficiary of MSDW and, therefore, now consolidates MSDW.  The Company recorded an increase in retained earnings of $8.0 million due to the consolidation of MSDW.  As a result of this consolidation and after elimination, at December 31, 2010, MSDW’s assets of $80.6 million and liabilities to external parties of $14.7 million are included in Jackson’s consolidated financial statements.  The creditors of MSDW do not have recourse to the general credit of Jackson.

Other Invested Assets
Other invested assets primarily include investments in limited partnerships and real estate.  Investments in limited partnerships have carrying values of $865.8 million and $704.7 million at December 31, 2010 and 2009, respectively.  Real estate totaling $152.8 million and $136.9 million at December 31, 2010 and 2009, respectively, includes foreclosed properties with a book value of $13.8 million and $13.6 million, respectively.

Limited Purpose Enhanced Return Entities (“SERVES”)
In 2001, Jackson acquired a $71.3 million debt interest in a limited purpose entity, SERVES 2001-6 (“SERVES 2”) formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $400.0 million.  Jackson’s interest represented 95% of the capital structure of the entity.  Based on the Company’s initial analysis, it concluded that SERVES 2 was a VIE and that the Company was the primary beneficiary.  At December 31, 2009, the underlying assets of $48.2 million and net liabilities of $4.0 million were included in Jackson’s consolidated financial statements.  SERVES 2 was liquidated on August 12, 2010.

In 2004, Jackson acquired a $47.5 million debt interest in a limited purpose entity, SERVES 2004-1 (“SERVES 3”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $300.0 million.  Jackson’s interest represented 95% of the capital structure of the entity.  Based on the Company’s initial analysis, it concluded that SERVES 3 was a VIE and that the Company was not the primary beneficiary.  Thus, the Company’s investment was reported at the fair value of this debt instrument.

During 2008, Jackson entered into “Option Put and Forbearance Agreements” with the counterparty to the SERVES 3 entity in exchange for the counterparty forbearing its right to initiate forced liquidation of the entity under certain market value triggers.  During 2009, Jackson entered into revised forbearance agreements with this counterparty.  The support provided by the agreement at December 31, 2010 could potentially expose Jackson to maximum losses of $227.5 million, if circumstances allowed the forbearance period to cease.  Jackson believes that, so long as the forbearance period continues, the risk of loss under the agreement is remote.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

As a result of the additional exposure to SERVES 3 upon entering into the “Option Put and Forbearance Agreement”, Jackson determined during 2008 that it is the primary beneficiary of SERVES 3 and, accordingly, consolidated SERVES 3 in its financial statements.  As a result of this consolidation, Jackson recognized an extraordinary loss of $8.6 million in 2008, as the value of the net assets held by SERVES 3 were lower than the value of Jackson’s previous net holdings in SERVES 3.  The accompanying consolidated financial statements include the underlying assets of $42.8 million and $48.8 million and net liabilities of $8.4 million and $29.8 million in 2010 and 2009, respectively, of this entity.  The creditors of SERVES 3 do not have recourse to the general credit of Jackson.

In 2008, Jackson acquired $40.0 million of debt interests in a limited purpose entity, SERVES 2006-1 (“SERVES 4”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $500.0 million.   At the acquisition date, the Company performed an analysis, which produced return scenarios based on various assumptions for the reference pool, including spread income, default and recovery ratios, and holding period appreciation/depreciation, to determine whether the structure was a variable interest entity and, if so, whether Jackson was the primary beneficiary.  Based on the results of this analysis, the Company concluded that SERVES 4 was a VIE and that Jackson was not the primary beneficiary.  Thus, the Company’s investment is reported at the fair value of this debt instrument.

During 2009, Jackson entered into a forebearance agreement related to SERVES 4 similar to the agreement described above.  As a result of this forebearance agreement, Jackson’s maximum loss under SERVES 4 is $292.4 million.  Jackson believes that, so long as the forbearance period continues, the risk of loss under the agreement is remote.  At the date of this forebearance agreement, Jackson reevaluated the entity and confirmed that Jackson is not the primary beneficiary of SERVES 4.

Securities Lending
The Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms.  As of December 31, 2010 and 2009, the estimated fair value of loaned securities was $56.7 million and $83.3 million, respectively.  The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis.  To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.  At December 31, 2010 and 2009, cash collateral received in the amount of $58.1 million and $34.2 million, respectively, was invested by the agent bank and included in short-term investments of the Company.  Additionally, $52.2 million of non-cash collateral was received in 2009.  A securities lending payable is included in liabilities for the amount of cash collateral received.

Securities lending transactions are used to generate income.  Income and expenses associated with these transactions are reported as net investment income.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years ended December 31,
	2010	2009	2008
Fixed maturities	$2,258,099	$2,242,491	$2,283,388
Commercial mortgage loans	285,123	330,194	347,483
Limited partnerships	69,250	(89,829)	10,618
Other investment income	124,630	158,717	85,555
Total investment income	2,737,102	2,641,573	2,727,044
Less investment expenses	(72,147)	(63,779)	(64,945)
Net investment income	$2,664,955	$2,577,794	$2,662,099

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

4.   Investments (continued)

During 2010, 2009 and 2008, $65.5 million, $57.2 million and $(85.7) million of investment income (loss) was recognized on trading securities held at December 31, 2010, 2009 and 2008, respectively.  During 2010, $54.7 million of investment income was recognized on securities carried at fair value with changes in value recorded through the income statement.

5.   Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk.  Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices.  The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals.  Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments.  As a result, derivatives are carried at fair value with changes recorded in income.

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements.  Cross-currency swaps serve to hedge derivatives embedded in the funding agreements and are carried at fair value.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in risk management activity.

Credit default swaps, with maturities up to five years, are agreements under which the Company has purchased default protection on certain underlying corporate bonds held in its portfolio.  These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement.  Credit default swaps are carried at fair value.  The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Spread cap options, with maturities of up to five years, are used as a macro-economic hedge against declining short-term interest rates.  Jackson receives quarterly settlements based on the spread between the 2-year and the 10-year constant maturity swap rates in excess of a specified spread.  Spread cap options are carried at fair value.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates.  The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years.  On a net basis, put-swaptions hedge against significant upward movements in interest rates.  Written put-swaptions are entered into in conjunction with associated put-swaptions purchased from the same counterparties (“linked put-swaptions”).  Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms.  Due to the right of offset, linked put-swaptions are presented at the fair value of the net position with each counterparty.  Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options and put spreads), which are used to hedge the Company’s obligations associated with its index linked annuities and guarantees in variable annuity products, are carried at fair value.  These insurance products contain embedded options whose fair value is reported in deposits on investment contracts.

Total return swaps, in which the Company receives equity returns or returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

5.   Derivative Instruments (continued)

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount.  Interest rate swaps are carried at fair value.  During 2010, the Company entered into various interest rate swap transactions to more closely match the overall asset and liability duration.

A summary of the aggregate contractual or notional amounts and fair values of freestanding derivative instruments outstanding were as follows (in thousands):

	December 31, 2010
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$593,451	$175,454	$270,906	$(34,720)	$140,734
Credit default swaps	40,000	372	210,000	(19,730)	(19,358)
Equity index call
options	5,502,500	125,641	1,356,897	(462,209)	(336,568)
Equity index put
options	12,600,000	215,768	-	-	215,768
Put-swaptions	20,500,000	46,930	6,000,000	(34,387)	12,543
Equity index futures	-	-	4,228,875	(117,450)	(117,450)
Total return swaps	-	-	300,000	(5,831)	(5,831)
Interest rate swaps	11,250,000	446,212	13,300,000	(576,480)	(130,268)
Total	$50,485,951	$1,010,377	$25,666,678	$(1,250,807)	$(240,430)

	December 31, 2009
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$607,855	$159,011	$270,906	$(25,809)	$133,202
Credit default swaps	-	-	305,000	(36,359)	(36,359)
Equity index call
options	1,241,600	48,811	906,897	(243,174)	(194,363)
Equity index put
options	14,650,000	337,777	-	-	337,777
Spread cap options	4,000,000	121,875	-	-	121,875
Put-swaptions	20,500,000	28,718	8,500,000	(4,424)	24,294
Equity index futures	-	-	2,477,682	(21,393)	(21,393)
Total return swaps	400,000	3,679	300,000	(27,230)	(23,551)
Interest rate swaps	2,550,000	137,857	6,390,000	(386,825)	(248,968)
Total	$43,949,455	$837,728	$19,150,485	$(745,214)	$92,514

(1)  With respect to swaps, spread cap options and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments.  With respect to futures and options, the contractual amount represents the market exposure of open positions.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

5.   Derivative Instruments (continued)
Risk management activity, including gains (losses) and change in fair value of derivative instruments and embedded derivatives, was as follows (in thousands):

	Years ended December 31,
	2010	2009	2008
Interest rate swaps	$100,830	$407,233	$(790,029)
Put-swaptions	14,848	7,052	(20,493)
Futures	(537,361)	(396,329)	353,607
Equity index call options	(63,733)	(6,895)	(103,769)
Equity index put options	(524,671)	(792,760)	760,135
Total return swaps	30,408	74,470	(91,138)
Spread cap options	13,701	101,520	76,414
Credit default swaps	(2,283)	(24,990)	(34,845)
Fixed index annuity embedded derivatives	(211,684)	(189,464)	262,028
Variable annuity embedded derivatives	109,974	(91,917)	(878,548)
Risk management activity	$(1,069,971)	$(912,080)	$(466,638)

At December 31, 2010 and 2009, the fair value of Jackson’s net derivative assets by counterparty were $308.3 million and $387.5 million, respectively, and held collateral was $282.3 million and $348.6 million, respectively, related to these agreements.  At December 31, 2010 and 2009, the fair value of Jackson’s net derivative liabilities by counterparty were $548.7 million and $294.9 million, respectively, and provided collateral was $484.3 million and $341.4 million, respectively, related to these agreements.  All of Jackson’s master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit.  If all of these provisions had been triggered at December 31, 2010 or 2009, Jackson would have to disburse $38.4 million and been able to claim $85.4 million, respectively, from counterparties.  These claims represent the net fair values of gains and losses by counterparty, less collateral held.

6.   Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB), at specified dates during the accumulation period (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities.  Liabilities for guaranteed benefits are general account obligations and are reported in policy reserves.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue.  Changes in liabilities for minimum guarantees are reported in increase in reserves, net of reinsurance in the consolidated income statement, with the exception of changes in embedded derivatives, which are included in risk management activity.  Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

6.   Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees (continued)

At December 31, 2010 and 2009, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

Average
Period
				Weighted	until
December 31, 2010	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$39,987.3	$3,297.3	64.0 years
GMWB - Premium only	0%	4,293.0	233.4
GMWB - For life	0-5%*	3,124.5	649.5
GMAB - Premium only	0%	74.8	1.6
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		5,858.8	730.0	63.3 years
GMWB - Highest anniversary only		3,147.5	537.3
GMWB - For life		1,333.7	306.3
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	2,767.8	486.9	65.7 years
GMIB	0-6%	3,026.4	654.6		5.1 years
GMWB - For life	0-8%*	23,525.1	1,052.8

					Average
					Period
				Weighted	until
December 31, 2009	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$27,316.2	$4,575.9	63.8 years
GMWB - Premium only	0%	4,044.6	447.7
GMWB - For life	0-5%*	2,002.8	761.1
GMAB - Premium only	0%	43.2	3.3
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		4,736.8	1,116.6	62.8 years
GMWB - Highest anniversary only		2,735.7	800.7
GMWB - For life		1,310.0	416.7
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	2,110.1	620.5	65.1 years
GMIB	0-6%	2,930.8	787.8		5.9 years
GMWB - For life	0-7%*	11,198.0	916.6

* Ranges shown based on simple interest. The upper limits of 5%, 7%, or 8% simple interest are approximately equal to 4.1%, 5.5%, and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

6.   Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees (continued)
Amounts shown as GMWB ‘for-life’ above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits.  The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below).  For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2010	2009
Equity	$37,327.4	$24,993.8
Bond	5,350.1	3,778.1
Balanced	5,237.9	3,529.8
Money market	705.7	843.8
Total	$48,621.1	$33,145.5

GMDB liabilities, before reinsurance, reflected in the general account were as follows (in millions):

	2010	2009	2008
Balance at January 1	$308.7	$434.3	$118.0
Incurred guaranteed benefits	125.7	21.0	392.0
Paid guaranteed benefits	(92.4)	(146.6)	(75.7)
Balance at December 31	$342.0	$308.7	$434.3
Balance at December 31, net of reinsurance	$342.0	$308.7	$301.0

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within reserves, net of reinsurance, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2010 and 2009 (except where otherwise noted):

1)	Use of a series of deterministic investment performance scenarios, based on historical average market volatility.
2)	Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
3)	Mortality equal to 80.0% of the Annuity 2000 table.
4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.5% to 49.0%, with an average of 5.0% during the surrender charge period and 11.0% thereafter at December 31, 2010 and 2009.

5)	Discount rate of 8.4%.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, with the change in fair value reported in risk management activity.  The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 3.    The GMWB reserve totaled $313.5 million and $437.4 million at December 31, 2010 and 2009, respectively, and was included in reserves for future policy benefits.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

6.   Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees (continued)
Jackson has also issued certain GMWB products that guarantee payments over a lifetime.  Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated as required by ASC 944-20.  The reserve calculation uses a series of stochastic investment performance scenarios.  Otherwise, the methodology and assumptions used are consistent with those used for calculating the GMDB liability.  At December 31, 2010 and 2009, these GMWB reserves totaled $46.5 million and $29.1 million, respectively, and were included in reserves for future policy benefits.

GMAB benefits are offered on some variable annuity plans and issues have been minimal as of December 31, 2010.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within reserves, net of reinsurance, if actual experience or other evidence suggests that earlier assumptions should be revised.  The assumptions used for calculating the direct GMIB liability at December 31, 2010 and 2009, are consistent with those used for calculating the GMDB liability.  At December 31, 2010 and 2009, GMIB reserves before reinsurance totaled $7.5 million and $5.1 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for: universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.  The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations.  A liability is established to cover future annuitization benefits in excess of surrender values.  The total liability for this block is the surrender value, plus the ASC 944-20 annuitization reserve.

Liabilities for these benefits have been established according to the methodology prescribed in ASC 944-20, as follows:

	December 31, 2010			December 31, 2009
Benefit Type	Liability (in millions)	Net Amount at Risk (NAR) (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (NAR) (in millions)	Weighted Average Attained Age
UL insurance benefit *	$84.9	$5,850.5	55.7 years	$46.4	$5,533.3	55.5 years
Two-tier annuitization	6.2	32.6	63.9 years	6.3	33.3	63.1 years
ISWL account balance
adjustment	66.3	n/a	n/a	61.4	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2010 and 2009:

1)	Use of a series of deterministic premium persistency scenarios.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates equal to the credited interest rates, approximately 4% to 5% projected.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

6.   Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees (continued)

The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2010 and 2009:

1)	Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates are equal to credited interest rates, approximately 3% to 4%.

7.   Borrowings

The aggregate carrying value of borrowings was as follows (in thousands):

	December 31,
	2010	2009
	Carrying	Carrying
	Value	Value
Surplus notes	$249,333	$249,314
Tuscany notes	-	-
Mortgage loans	31,150	33,116
VIE related borrowings	43,322	6,250
FHLBI mortgage loan	15,000	-
Short-term borrowings from Parent	-	-
Total	$338,805	$288,680

Due in more than 1 to 5 years	$58,007
Due after 5 years	280,798
Total	$338,805

Surplus notes
On March 15, 1997, the Company issued 8.15% Surplus Notes (the “notes”) in the principal amount of $250.0 million due March 15, 2027.  The notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

Under Michigan Insurance law, for statutory reporting purposes, the notes are not part of the legal liabilities of the Company and are considered surplus funds.  Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the state of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan insurance law.  The notes may not be redeemed at the option of the Company or any holder prior to maturity.

Interest is payable semi-annually on March 15 and September 15 of each year. Interest paid on the notes was $20.4 million in each of 2010, 2009 and 2008.

Mortgage loans
At December 31, 2010 and 2009, certain consolidated real estate VIEs had outstanding mortgage loans with a weighted average interest rate of 4.4% and 7.1%, respectively, with maturities through 2016.  Interest paid totaled $2.1 million, $2.2 million and $1.9 million in 2010, 2009 and 2008, respectively.

VIE related borrowings
Certain of the VIEs have “equity” classes issued in the form of non-investment grade debt maturing in 2013 and 2016.  Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets.  These notes accrue contingent interest in addition to the stated coupon.  The outstanding principal amounts accrued interest at a weighted average interest rate of 5.0% at December 31, 2010 and 2009.  Interest paid on the notes in 2010, 2009 and 2008 totaled $8.8 million, $0.4 million and $0.6 million, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

7.   Borrowings (continued)

Additionally, Piedmont and MSDW have issued debt to external parties of $26.2 million and $14.7 million, respectively, maturing in 2012 and 2031, respectively.  The outstanding principal amounts accrued interest at a weighted average interest rate of 3.1% at December 31, 2010.  Interest paid on the notes totaled $2.6 million in 2010, the only year these VIEs were consolidated in these financial statements.

Federal Home Loan Bank Advances
Jackson is a member of the FHLBI, as described in Note 2, primarily for the purpose of participating in its mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI and are collateralized by CMBS and other structured securities.

In 2010, Jackson received a mortgage loan from the FHLBI, under its community investment program.  The loan accrues interest at 1.04% and the outstanding balance was $15.0 million as of December 31, 2010.  Jackson did not pay any interest on this mortgage loan during 2010, as the loan was executed in mid-December.  At December 31, 2010, the mortgage loan was collateralized by real estate with a carrying value of $17.3 million.

Jackson maintains short-term funding facilities with the FHLBI, securing advances made throughout the year.  Interest rates were either fixed or variable and based on the FHLBI cost of funds or market rates.  During 2010, Jackson did not utilize its short-term funding facility.  In 2009, Jackson’s short-term notes averaged $77.4 million at an average interest rate of 0.3%.  Jackson paid interest of $0.3 million and $7.0 million on its short-term notes during 2009 and 2008, respectively.

8.   Repurchase Agreements

During 2010 and 2009, the Company entered into repurchase agreements whereby the Company agreed to sell and repurchase securities.  These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets.  Short-term borrowings under such agreements averaged $289.1 million and $29.3 million during 2010 and 2009, respectively, at weighted average interest rates of 0.2% and 0.2%, respectively.  The outstanding balance was $552.5 million as of December 31, 2010.  There was no outstanding balance as of December 31, 2009.  Interest paid totaled $0.6 million, $0.1 million and $0.2 million in 2010, 2009 and 2008, respectively.  The highest level of short-term borrowings at any month end was $552.5 million in 2010 and $250.0 million in 2009.

9.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability.  The Company monitors the financial strength rating of reinsurers on a monthly basis.

The maximum amount of life insurance risk retained by the Company on any one life is generally $2.0 million.  Amounts not retained are ceded to other companies on either a yearly renewable-term or a coinsurance basis.

In connection with the purchase of Life of Georgia, Jackson acquired certain lines of business that are wholly ceded to non-affiliates.  These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Jackson’s GMIBs are reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s balance sheets, with changes in fair value recorded in risk management activity.

Jackson also ceded the GMDB coverage associated with certain variable annuities issued prior to 2003 to an affiliate, Prudential Atlantic Reinsurance Company, Dublin, Ireland (“PARC”).  PARC is a wholly owned subsidiary of Prudential.  Effective December 31, 2009, Jackson terminated the reinsurance agreement, paying a

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

9.   Reinsurance (continued)

premium of $30.5 million to settle the experience account as defined in the agreement.  The net effect of terminating the reinsurance agreement and recapturing reserves of $265.6 million was a loss of $10.3 million, net of deferred acquisition cost amortization.

The effect of reinsurance on premiums was as follows (in thousands):

	Years ended December 31,
	2010	2009	2008
Direct premiums:
Life	$273,247	$289,755	$314,096
Accident and health	9,058	10,867	13,048
Plus reinsurance assumed:
Life	13,736	15,020	18,830
Accident and health	1,122	1,207	1,273
Less reinsurance ceded:
Life	(123,621)	(125,084)	(133,308)
Accident and health	(10,180)	(12,074)	(14,321)
Guaranteed annuity benefits	(20,641)	(64,460)	(29,457)
Total net premiums	$142,721	$115,231	$170,161

Premiums ceded for guaranteed annuity benefits included $44.4 million and $15.6 million to PARC during 2009 and 2008, respectively.  No premium was ceded to PARC in 2010.

Components of the reinsurance recoverable were as follows (in thousands):

	December 31,
	2010	2009
Reserves:
Life	$874,904	$851,802
Accident and health	18,966	21,114
Guaranteed minimum income benefits	127,534	141,459
Other annuity benefits	25,184	27,525
Claims liability	40,748	89,595
Other	2,203	1,623
Total	$1,089,539	$1,133,118

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $47.7 million and $50.0 million at December 31, 2010 and 2009, respectively.  The largest amount ceded to any reinsurer at December 31, 2010 totaled $364.9 million.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

10.  Federal Income Taxes

The components of the provision for federal income taxes were as follows (in thousands):

	Years ended December 31,
	2010	2009	2008
Current tax benefit	$(179,053)	$(227,312)	$(58,713)
Deferred tax expense (benefit)	355,790	409,848	(113,368)

Federal income tax expense (benefit)	$176,737	$182,536	$(172,081)

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to Jackson by the statutory federal income tax rate of 35% for 2010, 2009 and 2008 as follows (in thousands):

	Years ended December 31,
	2010	2009	2008
Income taxes at statutory rate	$238,858	$213,748	$(400,857)
Dividends received deduction	(56,390)	(27,331)	(73,524)
Deferred tax asset valuation allowance	-	-	302,731
Other	(5,731)	(3,881)	(431)
Federal income tax expense (benefit)	$176,737	$182,536	$(172,081)

Effective tax rate	25.9%	29.9%	15.0%

Federal income taxes (recovered) paid were $(517.8) million, $(48.6) million and $69.0 million in 2010, 2009 and 2008, respectively.  The 2010 tax recovery included $287.7 million due to Internal Revenue Service guidance issued in March 2010 related to the adoption of new statutory reserving requirements for variable annuities in 2009.  This new tax guidance required that the tax reserve decrease recognized upon implementation of the transition to the new reserving methodology be amortized over 10 years.  Approximately $822.1 million of the additional tax reserve deduction was available to carryback and offset the prior year’s taxable income.  For GAAP, this guidance resulted in a current tax recoverable, offset by a decrease in a deferred tax asset, with no impact on total tax expense.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

10.  Federal Income Taxes (continued)

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2010	2009
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$1,394,786	$1,238,212
Other-than-temporary impairments and other investment items	202,358	255,863
Deferred compensation	41,498	47,670
Net unrealized losses on available for sale securities	-	152,665
Other, net	144,945	114,307
Total gross deferred tax asset	1,783,587	1,808,717

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(1,796,823)	(1,618,547)
Other assets	(96,579)	(94,282)
Net unrealized gains on available for sale securities	(543,647)	-
Other, net	(3,115)	(6,210)
Total gross deferred tax liability	(2,440,164)	(1,719,039)

Net deferred tax (liability) asset	$(656,577)	$89,678

During 2008, Jackson recorded a valuation allowance, included in deferred tax expense, of $302.7 million against the deferred tax assets related to realized losses and losses on trading securities where management no longer believed that it was more likely than not that the full tax benefit of the losses would be realized. Jackson also recorded a valuation allowance against the deferred tax assets associated with certain equity securities in an unrealized loss position for which recovery in value could not be anticipated.  This valuation allowance, which was recorded in other comprehensive income (loss), totaled $16.0 million.  During 2009, management determined that it was now more likely than not that the full tax benefit of the losses would be realized.  Since the reversal of the valuation allowance was due to unrealized gains emerging in 2009, the valuation allowance was reversed with the offset being credited to other comprehensive income rather than net income.

Realization of Jackson’s deferred tax assets is dependent on generating sufficient taxable income.  Although realization is not assured, management believes that it is more likely than not that the results of future operations and investment activity will generate sufficient taxable income to realize gross deferred tax assets.

At December 31, 2010, the Company had no federal tax ordinary loss carryforwards.

At December 31, 2010, the Company had federal tax capital loss carryforwards totaling $24.8 million, which expire on December 31, 2014.

In August 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61. Revenue Ruling 2007-61 also announced the Treasury Department's and the IRS's intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

10.  Federal Income Taxes (continued)

content, scope and application of such regulations. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied.  As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.  In January 2010, Jackson received a formal Notice of Assessment from the IRS disallowing the separate account DRD for 2003, 2005 and 2006.  Jackson did not agree with the assessment and filed a protest with the Appellate Division of the IRS.  No reserve has been established for this potential exposure since Jackson believes its position is sustainable.  The Company recognized an income tax benefit related to the separate account DRD of $56.4 million, $27.3 million and $73.5 million during 2010, 2009 and 2008, respectively.

At December 31, 2010 and 2009, the Company had no reserve for an unrecognized tax benefit.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward.  There were no unrecognized tax benefits that, if recognized, would have affected the effective tax rate at both December 31, 2010 and 2009.

Interest expense totaling $0.8 million related to unrecognized tax benefits is included in income tax expense in the consolidated income statement for 2008 with none in 2010 and 2009.  The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2010, 2009 or 2008.

Based on information available as of December 31, 2010, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.  The Company is generally no longer subject to United States federal, state or local income tax examinations by taxing authorities for tax years prior to 2007.

11.  Commitments and Contingencies

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business.  It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations.  Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers alleging misconduct in the sale of insurance products.  The Company accrues for legal contingencies once the contingency is deemed to be probable and estimable.  At December 31, 2010 and 2009, Jackson recorded accruals totaling $29.0 million and $16.0 million, respectively.  Additionally, in connection with the purchase of Life of Georgia, Jackson assumed a $9.4 million liability related to a class action lawsuit.  This liability has been fully indemnified by ING Groep, N.V. (“ING”) and an indemnification receivable equal to the liability has been recorded in other assets.  The liability and indemnification receivable, which are adjusted as claims are reported and payments are made by ING, totaled $0.4 million and $0.6 million at December 31, 2010 and 2009, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received, the Company’s reserve for future state guaranty fund assessments was $24.9 million at the end of both 2010 and 2009.  Related premium tax offsets were $14.6 million and $15.7 million at December 31, 2010 and 2009, respectively.  While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

At December 31, 2010, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $568.0 million.  At December 31, 2010, unfunded fixed-rate commercial mortgage loan commitments totaled $137.3 million.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

11.  Commitments and Contingencies (continued)

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051.  Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2010, Jackson recorded a liability of $7.9 million for future lease payments.  Lease expense was $22.3 million, $20.6 million and $22.7 million in 2010, 2009 and 2008, respectively. At December 31, 2010, future minimum payments under these noncancellable operating leases were as follows (in thousands):

2011	$9,741
2012	11,518
2013	12,119
2014	10,528
2015	10,086
Thereafter	30,414
Total	$84,406

12.  Statutory Accounting Capital and Surplus

Under Michigan Insurance Law, dividends on capital stock can only be distributed out of earned surplus, adjusted to exclude any unrealized capital gains and the effect of permitted practices, unless the Commissioner approves the dividend prior to payment.  At December 31, 2010, the adjusted earned surplus of Jackson National Life Insurance Company was $562.8 million.  Furthermore, without the prior approval of the Commissioner, dividends are also subject to restrictions relating to statutory surplus and/or statutory earnings.  The maximum dividend which can be paid in 2011, subject to the availability of earned surplus, without prior approval of the Commissioner is $769.6 million.

The Company received capital contributions from its parent of $150.1 million, $592.4 million and $34.1 million in 2010, 2009 and 2008, respectively.  The capital contributions included $20.1 million, $21.4 million and $34.1 million in 2010, 2009 and 2008, respectively, from Brooke Life’s forgiveness of intercompany tax liabilities.  Dividend payments from the Company to its parent were $275.0 million, $250.0 million and $313.1 million in 2010, 2009 and 2008, respectively.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.4 billion and $4.0 billion at December 31, 2010 and 2009, respectively.  Statutory net income (loss) of the Company, as reported in its Annual Statement, was $769.6 million, $373.6 million and $(623.4) million in 2010, 2009 and 2008, respectively.

The Commissioner has granted Jackson a permitted practice that allows Jackson to carry interest rate swaps at book value, as if statutory hedge accounting were in place, instead of at fair value as would have been otherwise required.  Jackson is required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code.  This permitted practice expires on October 1, 2011.  At December 31, 2010 and 2009, the effect of the permitted practice increased statutory surplus by $130.3 million and $188.4 million, respectively.  The permitted practice had no impact on statutory net income.

13.	Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”).  PPM is ultimately a wholly owned subsidiary of Prudential.  The Company paid $37.2 million, $36.8 million and $35.9 million to PPM for investment advisory services during 2010, 2009 and 2008, respectively.

National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, distributes products issued by Jackson and receives commissions and fees from Jackson.  Commissions and fees paid by Jackson to NPH during 2010, 2009 and 2008 totaled $85.7 million, $76.7 million and $57.4 million, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2010

13.	Other Related Party Transactions (continued)

Jackson has entered into shared services administrative agreements with both, NPH and PPMA.  Under the shared services administrative agreements, Jackson charged $6.2 million, $4.5 million and $5.1 million of certain management and corporate services costs to these affiliates in 2010, 2009 and 2008, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA.  The loan is unsecured, matures in September 2013, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no balance outstanding at December 31, 2010 or 2009.  The highest outstanding loan balance during 2010 and 2009 was $21.0 million and $10.0 million, respectively.  During 2010, 2009 and 2008, interest and commitment fees totaled $0.2 million, $0.1 million and $0.2 million, respectively.

Jackson provides a $20.0 million revolving credit facility to Brooke Holdings, LLC, an upstream holding company.  The loan is unsecured, matures in June 2014, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was $7.0 million outstanding at December 31, 2010.  The highest outstanding loan balance during 2010 and 2009 was $7.0 million and $1.4 million, respectively.  Interest and commitment fees totaled $0.1 million and $35 thousand during 2010 and 2009, respectively.

Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates.  Jackson recognized $20.1 million, $19.2 million and $10.4 million of revenue associated with these services during 2010, 2009 and 2008, respectively.  This revenue is included in other income in the accompanying consolidated income statement.  This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in general and administrative expenses in the consolidated income statements.

14.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates.  To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary.  In addition, the employee must be employed on the applicable January 1 or July 1 entry date.  The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year.  In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year.  The Company’s expense related to this plan was $17.4 million, $16.3 million and $12.1 million in 2010, 2009 and 2008, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees.  At December 31, 2010 and 2009, the liability for such plans totaled $119.2 million and $136.3 million, respectively, and is reported in other liabilities.  Jackson invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability.  The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan, was $22.5 million, $34.8 million and $(54.6) million in 2010, 2009 and 2008, respectively.  Investment income (expense) from the mutual funds totaled $15.5 million, $27.1 million and $(62.9) million in 2010, 2009 and 2008, respectively.

PART C

OTHER INFORMATION

Item 26. Exhibits

(a) Resolution of Board of Directors of Jackson National Life Insurance Company authorizing the establishment of Jackson National Life Separate Account IV, incorporated herein by reference to Registrant's Registration Statement on Form S-6 (File Nos. 333-36506 and 811-09933) as filed on May 8, 2000.

(b) Not applicable.

(c)

     (1) General Distributor Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, Inc., incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on September 2, 2003.

(2) Form of Selling Agreement, incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 as filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

     (3) General Distributor Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, Inc., incorporated herein by reference to Registrant's Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

     (4) Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 20 filed on December 19, 2005 (File Nos. 333-70472 and 811-08664).

(5) Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC, attached hereto.

(d)

(1) Form of Flexible Premium Variable Life Insurance Policy, incorporated herein by reference to Registrant's Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(2) Form of Terminal Illness Benefit Rider, incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 as filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(3) Form of Guaranteed Death Benefit Rider, incorporated herein by reference to Registrant's Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(4) Form of Waiver of Monthly Deductions Rider, incorporated herein by reference to Registrant's Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(5) Form of Waiver of Specified Premium Rider, incorporated herein by reference to Registrant's Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(6) Form of Child Insurance Rider, incorporated herein by reference to Registrant's Registration Statement as filed on September 2, 2003 (File Nos. 333-108433 and 811-09933).

(7) Form of Other Insured Term Insurance Rider, incorporated herein by reference to Registrant's Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(8) Form of Overloan Protection Benefit Rider, incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on January 18, 2008 (File Nos. 333-108433 and 811-09933).

(9) Form of Other Insured Term Insurance Rider, incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(10) Form of Renewable Term Insurance to Age 95 Rider, incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

     (11) Form of Flexible Premium Variable Life Insurance Policy, incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(e)

(1) Life Application, incorporated herein by reference to Registrant's Registration Statement as filed on September 2, 2003 (File Nos. 333-108433 and 811-09933).

     (2) Flexible Premium Variable Life Insurance Premium Allocation/Benefit Selection, incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 as filed on December 23, 2004 (File Nos. 333-118131 and 811-09933).

     (3) Flexible Premium Variable Life Insurance Premium Allocation/Benefit Selection, incorporated herein by reference to Registrant's Post- Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(4) Specimen Application, incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

     (5) Flexible Premium Variable Life Insurance Premium Allocation/Benefit Selection, incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(6) Variable Universal Life Insurance Benefit Selection/Premium Allocation, attached hereto.

(f)

     (1) Articles of Incorporation of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-70697 and 811-09119) as filed on January 15, 1999.

(2) Bylaws of Jackson National Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-70697 and 811-09119) as filed on January 15, 1999.

(g)

     (1) Reinsurance Agreement between Jackson National Life Insurance Company and Munich American Reassurance Company, incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 as filed on December 22, 2006 (File Nos. 333-118131 and 811-09933).

     (2) Reinsurance Agreement between Jackson National Life Insurance Company and Generali USA Life Reassurance Company, incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 as filed on December 22, 2006 (File Nos. 333-118131 and 811-09933).

     (3) Amendment No. 3 to Reinsurance Agreement No. I59599US-04(0782701) effective March 8, 2004 between JACKSON NATIONAL LIFE INSURANCE COMPANY of Lansing, Michigan ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsureer"), incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-118131 and 811-09933).

     (4) Addendum 2 to Automatic and Facultative YRT Reinsurance Agreement between Jackson National Life Insurance Company and RGA Reinsurance Company effective July 30, 2007 #10917, Effective October 6, 2008, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on September 24, 2009 (File Nos. 333-118131 and 811-09933).

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

(k) Legal Opinion and Consent of Counsel, attached hereto.

(l)

(1) Actuarial Opinion, incorporated herein by reference to Registrant's Pre- Effective Amendment No. 1 as filed on December 23, 2004 (File Nos. 333-118131 and 811-09933).

(2) Actuarial Opinion, incorporated herein by reference to Registrant's Post- Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(3) Actuarial Opinion, incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-118131 and 811-09933).

(4) Actuarial Opinion, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on September 24, 2009 (File Nos. 333-118131 and 811-09933).

(5) Actuarial Opinion, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on April 30, 2010 (File Nos. 333-118131 and 811-09933).

(6) Actuarial Opinion, attached hereto.

(m)

(1) Sample Calculations, incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 as filed on December 23, 2004 (File Nos. 333-118131 and 811-09933).

(2) Sample Calculations, incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 as filed on April 27, 2007 (File Nos. 333-118131 and 811-09933).

(3) Sample Calculations, incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(4) Sample Calculations, incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(5) Sample Calculations, attached hereto.

(n)  Consent of Independent Registered Public Accounting Firm, attached hereto.

(o)  Not applicable.

(p)  Not applicable.

(q)

(1) Redeemability Exemption, incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 as filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(2) Redeemability Exemption, incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(3) Redeemability Exemption, incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 as filed on April 30, 2010 (File Nos. 333-118131 and 811-09933).

(4) Redeemability Exemption, attached hereto.

Item 27.       Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Richard D. Ash	Vice President - Actuary & Appointed Actuary
1 Corporate Way
Lansing, MI 48951

James P. Binder	Senior Vice President & Treasurer
1 Corporate Way
Lansing, MI 48951

Steve P. Binioris	Vice President
1 Corporate Way
Lansing, MI 48951

Michele Binkley	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Dennis Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett Bonemer	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Jeff Borton	Vice President
1 Corporate Way
Lansing, MI 48951

Pamela L. Bottles	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

John H. Brown	Vice President
1 Corporate Way
Lansing, MI 48951

Teresa L. Caldwell	Senior Vice President
1 Corporate Way
Lansing, MI 48951

James Carter	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Joseph Mark Clark	Senior Vice President & Chief Information Officer
1 Corporate Way
Lansing, MI 48951

Michael A. Costello	Vice President
1 Corporate Way
Lansing, MI 48951

James B. Croom	Vice President
1 Corporate Way
Lansing, MI 48951

George D. Daggett	Assistant Vice President & Illustration Officer
7601 Technology Way
Denver, CO 80237

Tony L. Dowling	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Lisa C. Drake	Senior Vice President & Chief Actuary
1 Corporate Way
Lansing, MI 48951

Phillip Brian Eaves	Vice President
1 Corporate Way
Lansing, MI 48951

Charles F. Field	Vice President
1 Corporate Way
Lansing, MI 48951

Terence M. Finan	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Dana Malesky Flegler	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Robert A. Fritts	Senior Vice President & Controller
1 Corporate Way
Lansing, MI 48951

Patrick W. Garcy	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

James D. Garrison	Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley	Vice President & Assistant Secretary
1 Corporate Way
Lansing, MI 48951

John A. Gorgenson	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Robert W. Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Cliff S. Hale, M.D.	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Robert L. Hill	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

H. Dean Hosfield	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Hruska	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Julie A. Hughes	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack	Executive Vice President & Director
7601 Technology Way
Denver, CO 80237

Scott Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Leandra R. Knes	Director
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Everett W. Kunzelman	Vice President
1 Corporate Way
Lansing, MI 48951

Richard Liphardt	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Lynn W. Lopes	Vice President
1 Corporate Way
Lansing, MI 48951

Ab B. Manning	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Jason McCallister	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Diahn McHenry	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer	Senior Vice President,
1 Corporate Way	General Counsel & Secretary
Lansing, MI 48951

Dean M. Miller	Vice President
1 Corporate Way
Lansing, MI 48951

Keith R. Moore	Vice President
1 Corporate Way
Lansing, MI 48951

Jacky Morin	Vice President
1 Corporate Way
Lansing, MI 48951

P. Chad Myers	Executive Vice President & Chief Financial Officer & Director
1 Corporate Way
Lansing, MI 48951

Russell E. Peck	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn	Senior Vice President & Chief Administration Officer
1 Corporate Way
Lansing, Michigan 48951

Dana S. Rapier	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Gary J. Rudnicki	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

William R. Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad S. Shami	Vice President
1 Corporate Way
Lansing, MI 48951

Christian J. Shiemke	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Kathleen M. Smith	Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha	Chief Operating Officer & Director
1 Corporate Way
Lansing, MI 48951

Kenneth Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Gary L. Stone	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang	Vice President
1 Corporate Way
Lansing, MI 48951

Marcia L. Wadsten	Vice President
1 Corporate Way
Lansing, MI 48951

Michael A. Wells	President, Chief Executive Officer & Chairman
1 Corporate Way
Lansing, MI 48951

Toni Zvonar	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

David A. Zyble	Assistant Vice President
1 Corporate Way
Lansing, MI 48951

Item 28.       Persons Controlled by or Under Common Control with the Depositor or Registrant.

Company	State of Organization	Control/Ownership
Alcona Funding LLC	Delaware	100% Jackson National Life Insurance Company
Ascent Insurance Brokers Limited	United Kingdom	50% Prudential Property Investment Managers Limited
BOCI – Prudential Asset Management Limited	Hong Kong	36% Prudential Corporation Holdings Limited
BOCI – Prudential Trustee Limited	Hong Kong	36% Prudential Corporation Holdings Limited
Berrien Funding LLC	Delaware	100% Jackson National Life Insurance Company
Brooke GP	Delaware	99% Brooke (Holdco 1) Inc. 1% Brooke (Holdco 2) Inc.
Brooke LLC	Delaware	77% Prudential (US Holdco2) Limited 23% Brooke (Jersey) Limited
Brooke (Holdco 1) Inc.	Delaware	100% Prudential (US Holdco 3) BV
Brooke (Holdco 2) Inc.	Delaware	100% Brooke (Holdco 1) Inc.
Brooke Holdings LLC	Delaware	100% Nicole Finance Inc.
Brooke Holdings (UK) Limited	United Kingdom	100% Brooke GP
Brooke Investment, Inc.	Delaware	100% Brooke Holdings LLC
Brooke (Jersey) Limited	Jersey	100% Prudential (US Holdco 2) Limited
Brooke Life Insurance Company	Michigan	100% Brooke Holdings LLC
Buying Force Limited	United Kingdom	50% Prudential Property Investment Managers Limited
CIMPL Pty Limited	Australia	100% PPM Capital (Holdings) Limited
CITIC Prudential Life Insurance Company Limited	China	50% Prudential Corporation Holdings Limited
CITIC – Prudential Fund Management Company Limited	China	49% Prudential Corporation Holdings Limited
CSU One Limited	United Kingdom	100% Prudential Group Holdings Limited
Calhoun Funding LLC	Delaware	100% Jackson National Life Insurance Company
Calvin Asset Management Limited	England	100% Calvin Capital Limited
Calvin Capital Limited (formerly Marlin Acquisitions Limited)	England	100% Marlin Acquisitions Holdings Limited
Canada Property (Trustee) No 1 Limited	Jersey	100% Canada Property Holdings Limited
Canada Property Holdings Limited	England	100% M&G Limited
Curian Capital, LLC	Michigan	100% Jackson National Life Insurance Company
Curian Clearing LLC (formerly, BH Clearing, LLC)	Michigan	100% Jackson National Life Insurance Company
Curian Series Trust	Massachusetts	100% Curian Capital, LLC
Earth and Wind Energias Removables, S.L.	Spain	100% Infracapital E&W B.V.
FA II Limited	England	100% FA III Limited
FA III Limited	England	100% Infracapital Nominees Limited
Falcon Acquisitions Limited	United Kingdom	100% FA II Limited
Falcon Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
Falcon Acquisitions Subholdings Limited	United Kingdom	90% Falcon Acquisitions Holdings Limited
First Dakota, Inc.	North Dakota	100% IFC Holdings, Inc.
First Dakota of Montana, Inc.	Montana	100% IFC Holdings, Inc.
First Dakota of New Mexico, Inc.	New Mexico	100% IFC Holdings, Inc.
First Dakota of Texas, Inc.	Texas	100% IFC Holdings, Inc.
First Dakota of Wyoming, Inc.	Wyoming	100% IFC Holdings, Inc.
Furnival Insurance Company Limited	Guernsey	100% Prudential Corporation Holdings Limited
GS Twenty Two Limited	United Kingdom	100% Prudential Group Holdings Limited
Geoffrey Snushall Limited	United Kingdom	!00% Snushalls Team Limited
Giang Vo Development JV Company	Vietnam	65% Prudential Vietnam Assurance Private Limited
Hermitage Management, LLC	Michigan	100% Jackson National Life Company Insurance
Holborn Bars Nominees Limited	United Kingdom	100% M&G Investment Management Limited
Holborn Delaware LLC	Delaware	100% Prudential Four Limited
Holborn Finance Holdco 2	United Kingdom	100% Prudential Group Holdings Limited
Holborn Finance Holding Company	United Kingdom	100% Prudential Securities Limited
Hyde Dollco S.a.r.l.	Luxembourg	100% Hyde Holdco 3 Limited
Hyde Holdco 1 Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Hyde Holdco 3 Limited	United Kingdom	100% Prudential Capital Holding Company Limited
ICICI Prudential Asset Management Company Limited	India	49% Prudential Corporation Holdings Limited
ICICI Prudential Life Insurance Company Limited	India	25.96% Prudential Corporation Holdings Limited
ICICI Prudential Pension Funds Management Company Ltd.	India	100% ICICI Prudential Life Insurance Company Limited
ICICI Prudential Trust Limited	India	49% Prudential Corporation Holdings Limited
IFC Holdings, Inc. d/b/a INVEST Financial Corporation	Delaware	100% National Planning Holdings Inc.
INVEST Financial Corporation Insurance Agency Inc. of Alabama	Alabama	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Connecticut	Connecticut	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Delaware	Delaware	100% IFC Holdings, Inc. d/b/a INVEST Financial Corporation
INVEST Financial Corporation Insurance Agency Inc. of Georgia	Georgia	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Illinois	Illinois	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Maryland	Maryland	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Massachusetts	Massachusetts	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Montana	Montana	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Nevada	Nevada	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of New Mexico	New Mexico	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Ohio	Ohio	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Oklahoma	Oklahoma	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of South Carolina	South Carolina	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Texas	Texas	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Wyoming	Wyoming	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency PA of Mississippi	Mississippi	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
Infracapital E&W B.V.	Netherlands	100% Infracapital F1 S.a.r.l.
Infracapital Employee Feeder GP Limited	Scotland	100% M&G Limited
Infracapital F1 S.a.r.l.	Luxembourg	100% Infracapital F1 Holdings S.a.r.l
Infracapital F1 Holdings S.a.r.l.	Luxembourg	100% Infracapital Nominees Limited
Infracapital GP Limited	United Kingdom	100% M&G Limited
Infracapital Nominees Limited	United Kingdom	100% M&G Limited
Infracapital SLP Limited	United Kingdom	100% M&G Limited
Innisfree M&G PPP LLP	United Kingdom	35% M&G IMPPP1 Limited
International Opportunities Shari’a Funds (OEIC) Limited	United Arab Emirates	100% Prudential Asset Management Limited
Investment Centers of America, Inc.	North Dakota	100% IFC Holdings, Inc.
JNL Investors Series Trust	Massachusetts	100% Jackson National Life Insurance Company
Jackson Investment Management LLC	Michigan	100% Brooke Holdings LLC
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	100% Jackson National Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
JNLI LLC	Delaware	100% Jackson National Life Insurance Company
JNL Series Trust	Massachusetts	Common Law Trust with contractual association with Jackson National Life Insurance Company of New York
JNL Southeast Agency, LLC	Michigan	100% Jackson National Life Insurance Company
JNL Variable Fund LLC	Delaware	100% Jackson National Separate Account – I
M&G (Guernsey) Limited	Guernsey	100% M&G Limited
M&G Financial Services Limited	United Kingdom	100% M&G Limited
M&G Founders 1 Limited	United Kingdom	100% M&G Limited
M&G General Partner Inc.	Cayman Islands	100% M&G Limited
M&G Group Limited	United Kingdom	100% Prudential plc
M&G IMPPP 1 Limited	United Kingdom	100% M&G Limited
M&G International Investments Limited	United Kingdom	100% M&G Limited
M&G International Investments Limited	France (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Germany (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Italy (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Spain (Branch only)	100% M&G International Investments Limited
M&G International Investments Nominees Limited	United Kingdom	100% M&G International Investments Limited
M&G Investment Management Limited	United Kingdom	100% M&G Limited
M&G Life Assurance Company Limited	United Kingdom	100% M&G Limited
M&G Limited	United Kingdom	100% M&G Group Limited
M&G Management Services Limited	United Kingdom	100% M&G Limited
M&G Nominees Limited	United Kingdom	100% M&G Limited
M&G Pensions and Annuity Company Limited	United Kingdom	100% M&G Limited
M&G RED Employee Feeder GP Limited	Scotland	100% M&G Limited
M&G RED Employee Feeder LP	Scotland	100% M&G Limited
M&G RED GP Limited	Guernsey	100% M&G Limited
M&G RED SLP GP Limited	Scotland	100% M&G Limited
M&G RED SLP LP	Scotland	100% M&G Limited
M&G Securities Limited	United Kingdom	100% M&G Limited
M&G Support Services Limited	United Kingdom	100% M&G Limited
MM&S (2375) Limited	Scotland	100% The Prudential Assurance Company Limited
Marlin Acquisitions Holdings Limited	United Kingdom	100% Infracapital GP Limited
National Planning Corporation	Delaware	100% National Planning Holdings, Inc.
National Planning Corporation Insurance Agency Inc. of Nevada	Nevada	100% National Planning Corporation
National Planning Holdings, Inc.	Delaware	100% Brooke Holdings LLC
National Planning Insurance Agency Inc.	Alabama	100% National Planning Corporation
National Planning Insurance Agency Inc.	Florida	100% National Planning Corporation
National Planning Insurance Agency Inc.	Georgia	100% National Planning Corporation
National Planning Insurance Agency Inc.	Idaho	100% National Planning Corporation
National Planning Insurance Agency Inc.	Massachusetts	100% National Planning Corporation
National Planning Insurance Agency Inc.	Montana	100% National Planning Corporation
National Planning Insurance Agency Inc.	Oklahoma	100% National Planning Corporation
National Planning Insurance Agency Inc.	Texas	100% National Planning Corporation
National Planning Insurance Agency Inc.	Wyoming	100% National Planning Corporation
Nicole Finance Inc.	Delaware	100% Brooke GP
North Sathorn Holdings Company Limited	Thailand	100% Prudential Corporation Holdings Limited
Nova Sepadu Sdn Bhd	Malaysia	96% Sri Han Suria Sdn Berhad
P&A Holdco Limited	England	100% Prudential Four Limited
P&A Opco Limited	England	100% P&A Holdco Limited
PCA Asset Management Limited	Japan	100% Prudential Corporation Holdings Limited
PCA Investment Trust Management Company Limited	Korea	100% Prudential Corporation Holdings Limited
PCA Life Assurance Company Limited	Taiwan	99.66% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Japan)	Japan	100% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Korea)	Korea	100% Prudential Corporation Holdings Limited
PCA Securities Investment Trust Company Limited	Taiwan	99.54% Prudential Corporation Holdings Limited
PGDS (UK One) Limited	United Kingdom	100% Prudential IP Services Limited
PGDS (UK Two) Limited	United Kingdom	100% PDGS (UK One) Limited
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PGDS (US Two) LLC	Delaware	100% PGDS (US One) LLC
Piedmont CDO Trust	Delaware	100% Piedmont Funding LLC
Piedmont Funding LLC	Delaware	100% Jackson National Life Insurance Company
PPEM Pte. Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM America Private Equity Fund LP	Delaware	54.775% Jackson National Life Insurance Company
PPM Capital (Holdings) Limited	United Kingdom	100% M&G Limited
PPM Finance, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Holdings, Inc.	Delaware	100% Brooke Holdings LLC
PPM Ventures (Asia) Limited	Hong Kong	100% PPM Capital (Holdings) Limited
PPM Ventures Pty Limited	Australia	100% CIMPL Pty Limited
PPMC First Nominees Limited	United Kingdom	100% M&G Limited
PPS Five Limited	United Kingdom	100% Reeds Rains Prudential Limited
PPS Nine Limited	United Kingdom	100% Prudential Property Services Limited
PPS Twelve Limited	United Kingdom	100% Prudential Property Services Limited
PT Paja Indonesia	Indonesia	100% PT Prudential Life Assurance
PT Prudential Life Assurance	Indonesia	94.6% Prudential Corporation Holdings Limited
PVM Partnerships Limited	United Kingdom	100% The Prudential Assurance Company Limited
Pacus (UK) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Park Avenue (Singapore Two) Limited	Gibraltar	100% Prudential Group Holdings Limited
Park Avenue Investments (Guernsey) Limited	Guernsey	50% Prudential (Netherlands) BV
Pru Life Assurance Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Pru Life Insurance Corporation of UK	Philippines	100% Prudential Corporation Holdings Limited
Pru Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential (A1) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (AN) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential (B1) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (B2) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (B3) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (B4) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (Gibraltar Five) Limited	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Four) Limited	Gibraltar	100% Prudential (US Holdco 1) Limited
Prudential (Gibraltar Three)	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Two) S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Limited
Prudential (Gibraltar) Limited	Gibraltar	100% Prudential Australia One Limited
Prudential (LPH One) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (LPH Two) Limited	Gibraltar	100% Prudential (LPH One) Limited
Prudential (Namibia) Unit Trusts Limited	Namibia	93% Prudential Portfolio Managers (Namibia) (Pty) Limited
Prudential (Netherlands One) Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential (Netherlands) BV	Netherlands	100% Prudential Corporation Holdings Limited
Prudential (TC) Limited	Guernsey	100% Prudential (Netherlands) BV
Prudential (US Holdco 1) BV	Netherlands	100% Prudential (US Holdco 1) Limited
Prudential (US Holdco 1) Limited	United Kingdom	76.72% Brooke LLC 23.28% Prudential Four Limited
Prudential (US Holdco 2) BV	Netherlands	100% Prudential (US Holdco 1) BV
Prudential (US Holdco 2) Limited	Gibraltar	100% Holborn Delaware LLC
Prudential (US Holdco 3) BV	Netherlands	100% Prudential (US Holdco 2) BV
Prudential – AA Office Joint Venture Company	Vietnam	70% Prudential Vietnam Assurance Private Limited
Prudential / M&G UKCF GP Limited	United Kingdom	100% M&G Limited
Prudential Al-Wara’ Asset Management Berhad	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Annuities Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Asset Management (Hong Kong) Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Asset Management (Singapore) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Asset Management Limited	United Arab Emirates	100% Prudential Corporation Holdings Limited
Prudential Assurance Company Singapore (Pte) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Assurance Malaysia Bhd	Malaysia	100% Sri Han Suria Sdn Berhad
Prudential Assurance Singapore (Property Services) Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Atlantic Reinsurance Company Limited	Ireland	100% Prudential Corporation Holdings Limited
Prudential Australia Holdings (UK) Limited	United Kingdom	100% Prudential (Netherlands) BV
Prudential Australia Holdings (UK) Two Limited	United Kingdom	100% Prudential Australia Holdings (UK) Limited
Prudential Australia One Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential BSN Takaful Berhad	Malaysia	49% Prudential Corporation Holdings Limited
Prudential Capital (Singapore) Pte. Ltd. Prudential Tower	Singapore	100% Prudential Capital Holding Company Ltd.
Prudential Capital Holding Company Limited	United Kingdom	100% Prudential plc
Prudential Capital PLC	United Kingdom	100% Prudential Capital Holding Company Limited
Prudential Corporate Pensions Trustee Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Corporation Asia Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Corporation Australasia Holdings Pty Limited	Australia	100% Prudential Group Holdings Limited
Prudential plc	United Kingdom	Publicly Traded
Prudential Corporation Holdings Limited	United Kingdom	100% Prudential Holdings Limited
Prudential Corporation Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Distribution Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Europe Assurance Holdings plc	Scotland	100% MM&S (2375) Limited
Prudential Finance BV	Netherlands	100% Prudential Corporation Holdings Limited
Prudential Financial Services Limited	United Kingdom	100% Prudential plc
Prudential Five Limited	United Kingdom	100% Prudential plc
Prudential Four Limited	United Kingdom	97.62% Prudential Corporation Holdings Limited 2.38% Prudential plc
Prudential Fund Management Berhad	Malaysia	100% Nova Sepadu Sdn Bhd
Prudential Fund Management Services Private Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential GP Limited	Scotland	100% M&G Limited
Prudential General Insurance Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential Group Holdings Limited	United Kingdom	100% Prudential plc
Prudential Group Pensions Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Group Secretarial Services Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Health Holdings Limited	United Kingdom	25% The Prudential Assurance Company Limited
Prudential Health Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Holborn Life Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Holdings Limited	Scotland	100% Prudential plc
Prudential Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential IP Services Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential International Assurance plc	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential International Management Services Limited	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential Investments (UK) Limited	United Kingdom	100% Prudential Capital Holding Company
Prudential Jersey (No 2) Limited	Jersey	100% Prudential Corporation Holdings Limited
Prudential Jersey Limited	Jersey	100% Prudential Corporation Holdings Limited
Prudential Lalondes Limited	United Kingdom	100% Prudential Property Services Limited
Prudential Life Assurance (Thailand) Public Company Limited	Thailand	42.59% North Sathorn Holdings Company Limited 32.11% Staple Limited 24.82% Prudential Corporation Holdings Limited 0.48% Others
Prudential Lifetime Mortgages Limited	Scotland	100% The Prudential Assurance Company Limited
Prudential Logistics Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential Pensions Administration Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Pensions Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Personal Equity Plans Limited	United Kingdom	100% M&G Limited
Prudential Phoebus Lux S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Limited
Prudential Portfolio Managers (Namibia) (Pty) Limited	Namibia	75% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers (South Africa) (Pty) Limited	South Africa	75% M&G Limited
Prudential Portfolio Managers (South Africa) Life Limited	South Africa	99.4% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers Unit Trusts Limited	South Africa	94% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Process Management Services India Private Limited	India	99.97% Prudential Corporation Holdings Limited 0.03% Prudential UK Services Limited
Prudential Properties Trusty Pty Limited	Australia	100% The Prudential Assurance Company Limited
Prudential Property Investment Management (Singapore) Pte Limited	Singapore	50% Prudential Singapore Holdings Pte Limited 50% PruPIM Ltd
Prudential Property Investment Managers Limited	United Kingdom	100% M&G Limited
Prudential Property Services (Bristol) Limited	United Kingdom	100% Prudential Property Services Limited
Prudential Property Services Limited	United Kingdom	100% Prudential plc
Prudential Protect Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Pte Ltd	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Quest Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Retirement Income Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Securities Limited	United Kingdom	50% Prudential (B1) Limited 50% Prudential (B2) Limited
Prudential Services Asia Sdn Bhd	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Services Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential Services Singapore Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Singapore Holdings Pte Limited	Singapore	100% Prudential Corporation Holdings Limited
Prudential Staff Pensions Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Trustee Company Limited	United Kingdom	100% M&G Limited
Prudential UK Services Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Unit Trusts Limited	United Kingdom	100% M&G Limited
Prudential Vietnam Assurance Private Limited	Vietnam	100% Prudential Corporation Holdings Limited
Prudential Vietnam Finance Company Limited	Vietnam	100% Prudential Holborn Life Limited
Prudential Vietnam Fund Management Private Limited Company	Vietnam	100% Prudential Vietnam Assurance Private Limited
Prulink Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prutec Limited	United Kingdom	100% The Prudential Assurance Company Limited
Quinner AG	Germany	100% Prudential Corporation Holdings Limited
Reeds Rain Prudential Limited	United Kingdom	100% Prudential Property Services Limited
Securities Lending Cash Collateral Fund LLC	Delaware	100% Jackson Funds
Securities Lending Liquidating Fund LLC	Delaware	100% Jackson Funds
SII Insurance Agency, Inc.	Massachusetts	100% SII Investments, Inc.
SII Insurance Agency, Inc.	Wisconsin	100% SII Investments, Inc.
SII Investments, Inc.	Wisconsin	100% National Planning Holdings, Inc.
SII Ohio Insurance Agency, Inc.	Ohio	100% SII Investments, Inc.
Scottish Amicable Finance plc	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable ISA Managers Limited	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable Life Assurance Society	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable Life Limited	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable PEP and ISA Nominees Limited	Scotland	100% Scottish Amicable Life Assurance Society
Snushalls Team Limited	United Kingdom	100% Prudential Property Services Limited
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Sri Han Suria Sdn Berhad	Malaysia	51% Prudential Corporation Holdings Limited
Stableview Limited	United Kingdom	100% M&G Limited
Staple Limited	Thailand	100% Prudential Corporation Holdings Limited
Staple Nominees Limited	United Kingdom	100% Prudential Personal Equity Plans Limited
The First British Fixed Trust Company Limited	United Kingdom	100% M&G Limited
The Forum, Solent, Management Company Limited	United Kingdom	100% The Prudential Assurance Company Limited
The Prudential Assurance Company Limited	United Kingdom	100% Prudential plc
True Prospect Limited	British Virgin Islands	100% Prudential Corporation Holdings Limited
Wharfedale Acquisitions Limited	United Kingdom	100% Wharfedale Acquisitions Subholdings Limited
Wharfedale Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
Wharfedale Acquisitions Subholdings Limited	United Kingdom	100% Wharfedale Acquisitions Holdings Limited
Yeslink Interco Limited	United Kingdom	100% Prudential Group Holdings Limited
Zelda Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
Zelda Acquisitions Limited	United Kingdom	100% Zelda Acquisitions Holdings Limited

Item 29.         Indemnification

Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities  (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate  jurisdiction  the question  whether  such  indemnification  by  it is  against  public  policy  as expressed  in the Act and will be  governed  by the final  adjudication  of such issue.

Item 30.         Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account - I.  Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, and the JNLNY Separate Account IV.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Greg Cicotte	Manager, President & Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Clifford J. Jack	Manager
7601 Technology Way
Denver, CO 80237

Thomas J. Meyer	Manager and Secretary
1 Corporate Way
Lansing, MI 48951

Paul Chad Myers	Manager
1 Corporate Way
Lansing, MI 48951

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

Lawrence Barredo	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Mercedes Biretto	Vice President
7601 Technology Way
Denver, CO 80237

James Bossert	Senior Vice President
7601 Technology Way
Denver, CO 80237

J. Edward Branstetter, Jr.	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Kristina Brendlinger	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen	Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Bill J. Burrow	Senior Vice President
7601 Technology Way
Denver, CO 80237

Michelle L. Carroll	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins	Executive Vice President, Chief Financial Officer and FinOP
7601 Technology Way
Denver, CO 80237

Christopher Cord	Assistant Vice President
7601 Technology Way
Denver, CO 80237

George Daggett	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald	Senior Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant	Senior Vice President
7601 Technology Way
Denver, CO 80237

Bonnie Howe	Vice President and General Counsel
7601 Technology Way
Denver, CO 80237

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Steve Kluever	Senior Vice President
7601 Technology Way
Denver, CO 80237

John Koehler	Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle	Vice President
7601 Technology Way
Denver, CO 80237

Tamu McCreary	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Brook Meyer	Vice President
1 Corporate Way
Lansing, MI 48951

Jack Mishler	Senior Vice President
7601 Technology Way
Denver, CO 80237

Diane Montana	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Steven O’Connor	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Eric Palumbo	Vice President
7601 Technology Way
Denver, CO 80237

Allison Pearson	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed	Vice President
7601 Technology Way
Denver, CO 80237

Traci Reiter	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Scott Romine	Executive Vice President
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury	Executive Vice President
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield	Vice President
7601 Technology Way
Denver, CO 80237

Barbara Logsdon Smith	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President and Controller
7601 Technology Way
Denver, CO 80237

Daniel W. Thomas	Vice President
7601 Technology Way
Denver, CO 80237

Doug Townsend	Executive Vice President
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Matt Witulski	Assistant Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright	Vice President and Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way
Denver, CO 80237

Matthew Yellott	Assistant Vice President
7601 Technology Way
Denver, CO 80237

         (c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item. 31.        Location of Accounts and Records

         Jackson National Life Insurance Company
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         Institutional Marketing Group Service Center
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         7601 Technology Way
         Denver, Colorado 80237

         Jackson National Life Insurance Company
         225 West Wacker Drive, Suite 1200
         Chicago, IL  60606

Item. 32.        Management Services

         Not Applicable.

Item. 33.       Fee Representation

Jackson  National Life Insurance  Company  represents  that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment and has caused this post-effective amendment to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 29th day of April, 2011.

Jackson National Separate Account IV
(Registrant)

Jackson National Life Insurance Company

By:   /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company
(Depositor)

By:    /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*
_ /s/ Thomas J. Meyer	April 29, 2011
Michael A. Wells, President, Chief
Executive Officer and Director

*
_ /s/ Thomas J. Meyer	April 29, 2011
James R. Sopha, Chief Operating Officer
and Director

*
_ /s/ Thomas J. Meyer	April 29, 2011
Clifford J. Jack, Executive Vice President
and Director

*
_ /s/ Thomas J. Meyer	April 29, 2011
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

*
_ /s/ Thomas J. Meyer	April 29, 2011
Clark P. Manning, Jr., Chairman

*
_ /s/ Thomas J. Meyer	April 29, 2011
Robert A. Fritts, Senior Vice President and
Controller

*
_ /s/ Thomas J. Meyer	April 29, 2011
Leandra R. Knes, Director

* Thomas J. Meyer, Senior Vice President,
Secretary, General Counsel and Attorney-in-Fact
pursuant to Power of Attorney effective
April 7, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint Michael A. Wells, P. Chad Myers, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee, and Anthony L. Dowling (each with power to act without the others) his attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign applications and registration  statements,  and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and  requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940.  This Power of Attorney concerns JNL Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875 and 333-172877), JNL Separate Account III (File No. 333-41153), JNL Separate Account IV (File Nos. 333-108433 and 333-118131), and JNL Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS  WHEREOF,  the undersigned have executed this Power of Attorney effective as of the 7th day of April, 2011.

MICHAEL A. WELLS
______________________________________
Michael A. Wells, President, Chief
Executive Officer and Director

JAMES R. SOPHA
______________________________________
James R. Sopha, Chief Operating Officer
and Director

CLIFFORD J. JACK
______________________________________
Clifford J. Jack, Executive Vice President
and Director

P. CHAD MYERS
______________________________________
P. Chad Myers, Executive Vice President,
Chief Financial Officer and Director

CLARK P. MANNING, JR.
______________________________________
Clark P. Manning, Jr., Director

ROBERT A. FRITTS
______________________________________
Robert A. Fritts, Senior Vice President and
Controller

LEANDRA R. KNES
______________________________________
Leandra R. Knes, Director

EXHIBIT LIST

Exhibit No.  Description

c(5)	Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC, attached hereto as EX-c(5).

e(6)	Variable Universal Life Insurance Benefit Selection/Premium Allocation, attached hereto as EX-e(6).

k.	Opinion and Consent of Counsel, attached hereto as EX-k.

l(6)	Actuarial Opinion, attached hereto as EX-l(6).

m(5)	Sample Calculations, attached hereto as EX-m(5).

n.	Consent of Independent Registered Public Accounting Firm, attached hereto as EX-n.

q(4)	Redeemability Exemption, attached hereto as EX-q(4).